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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3990

                      Northwestern Mutual Series Fund, Inc.

               (Exact name of registrant as specified in charter)

              720 East Wisconsin Avenue, Milwaukee Wisconsin 53202

               (Address of principal executive offices) (Zip code)

 Richard P. Snyder, Assistant Controller, Northwestern Mutual Series Fund, Inc.

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 35

                              REPORT ON FORM N-CSR
               RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 1.  Reports to Stockholders

         [Attached EDGARIZED ANNUAL REPORT]

                                    [GRAPHIC]




                Annual Report December 31, 2003
[LOGO] Northwestern Mutual(R)

          ---------------------------------------------------------

                Northwestern Mutual Series Fund, Inc.

                A Series Fund Offering Eighteen Portfolios

                . Small Cap Growth Stock Portfolio
                . T. Rowe Price Small Cap Value Portfolio
                . Aggressive Growth Stock Portfolio
                . International Growth Portfolio
                . Franklin Templeton International Equity Portfolio . AllianceBernstein Mid Cap Value Portfolio
                . Index 400 Stock Portfolio
                . Janus Capital Appreciation Portfolio
                . Growth Stock Portfolio
                . Large Cap Core Stock Portfolio
                . Capital Guardian Domestic Equity Portfolio
                . T. Rowe Price Equity Income Portfolio
                . Index 500 Stock Portfolio
                . Asset Allocation Portfolio
                . Balanced Portfolio
                . High Yield Bond Portfolio
                . Select Bond Portfolio
                . Money Market Portfolio

                     Northwestern Mutual Series Fund, Inc.

                               Table of Contents


          Series Fund Objectives and Schedules of Investments

              Small Cap Growth Stock Portfolio...................   1

              T. Rowe Price Small Cap Value Portfolio............   4

              Aggressive Growth Stock Portfolio..................   8

              International Growth Portfolio.....................  11

              Franklin Templeton International Equity Portfolio..  15

              AllianceBernstein Mid Cap Value Portfolio..........  19

              Index 400 Stock Portfolio..........................  22

              Janus Capital Appreciation Portfolio...............  28

              Growth Stock Portfolio.............................  30

              Large Cap Core Stock Portfolio.....................  33

              Capital Guardian Domestic Equity Portfolio.........  36

              T. Rowe Price Equity Income Portfolio..............  39

              Index 500 Stock Portfolio..........................  42

              Asset Allocation Portfolio.........................  49

              Balanced Portfolio.................................  60

              High Yield Bond Portfolio..........................  72

              Select Bond Portfolio..............................  78

              Money Market Portfolio.............................  84

          Report of Independent Auditors.........................  87

          Statements of Assets and Liabilities...................  88

          Statements of Operations...............................  90

          Statement of Changes in Net Assets.....................  92

          Financial Highlights................................... 101

          Notes to Series Fund Financial Statements.............. 110

          Director and Officer Information....................... 116

 Small Cap Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $367 million
capital                           investing in companies with potential for rapid growth.

The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies. The range of market capitalization is generally between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

In 2003, a very good year for small cap stocks, the Small Cap Portfolio had a return of 33.06%, compared with 38.77% for the S&P 600 Index and 47.27% for the Russell 2000 Index. Because the S&P 600 and Russell 2000 indexes are unmanaged indexes, their returns do not reflect the deduction of fees that exist with managed portfolios. The underperformance relative to the indexes resulted from a combination of industry weights and stock selection. Most significantly, it reflects the Portfolio's emphasis on financially sound, profitable small cap stocks with predictable future earnings streams, at a time when lower quality issues were performing best.

While the Portfolio's performance suffered from underweights in sectors that performed especially well, such as industrials, materials and health care, stock selection within those sectors was a more significant factor in performance. In the industrials sector, many of the Portfolio's largest holdings are service companies such as Strayer Education and The Corporate Executive Board, which were up, but not as much as stocks in the heavy industry category. Similarly, in the health care sector, the Portfolio's emphasis is on service providers such as Patterson Dental and Renal Care, but the real strength was in biotechnology.

The Portfolio was underweighted in the very strong Information Technology sector through most of the year, but was overweighted at year end, reflecting strong performance of some holdings such as Digital Insight, Cognizant Technology, UTStarcom and Brooks Automation, and the addition of new names including SupportSoft, Plexus, Electronics for Imaging, and Intrado.

                                    [CHART]

                           Sector Allocation 12/31/03

                         Industrials                 17%
                         Energy                       4%
                         Financials                   3%
                         Materials                    4%
                         Short-Term Investments       6%
                         Consumer                    21%
                         Other Holdings               2%
                         Health Care                 15%
                         Information Technology      28%

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

The Small Cap Growth Stock Portfolio's investment in Initial Public Offerings (IPO's) had a significant impact on its since inception performance. There can be no assurance that IPO's will continue to have a positive affect on the Portfolio's performance.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03


Company                           % of Total Net Assets
Minerals Technologies, Inc.               2.1%
Amphenol Corp. - Class A                  2.1%
Investors Financial Services Corp.        2.1%
The Corporate Executive Board Co.         2.0%
iShares Russell 2000 Index                1.9%
Brooks Automation, Inc.                   1.9%
Education Management Corp.                1.8%
Getty Images, Inc.                        1.8%
Orient-Express Hotel, Ltd. - Class A      1.7%
DaVita, Inc.                              1.7%


                                    [CHART]

                              Relative Performance

               Small Cap
             Growth Stock       S&P 600      Russell 2000
               Portfolio         Index          Index
             ------------      --------      ------------
 4/99          $10,000         $10,000         $10,000
12/99           18,611          11,586          11,778
12/00           19,860          12,954          11,435
12/01           19,113          13,802          11,736
12/02           15,591          11,782           9,335
12/03           20,746          16,350          13,747


                          Average Annual Total Return
                       For Periods Ended December 31, 2003
                                                    Since
                                     1 Year       Inception*
Small Cap Growth Stock Portfolio     33.06%        16.91%
S&P 600 Index                        38.77%        11.09%
Russell 2000 Index                   47.27%         7.05%

*inception date of 4/30/99

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2003, the 600 companies in the composite had median market capitalization of $624.8 million and total market value of $439.8 billion. The SmallCap 600 represents approximately 2.7% of the market value of Compustat's database of over 11,477 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Index ranged from $286 billion to $117 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The index had a total market capitalization range of approximately $1.2 billion to $117 million.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                               Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (93.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (19.5%)
            Aaron Rents, Inc.                      271,895   5,473
            *Alliance Gaming Corp.                 122,100   3,010
            *AnnTaylor Stores Corp.                160,100   6,244
            *Coach, Inc.                            90,100   3,401
            *Cumulus Media, Inc. -- Class A        150,100   3,302
            *Digital Theater Systems, Inc.          72,500   1,790
            Fred's, Inc.                           112,725   3,492
            *Getty Images, Inc.                    129,050   6,470
            *The Gymboree Corp.                    157,800   2,719
            *O'Reilly Automotive, Inc.             129,800   4,979
            *Orient-Express Hotel, Ltd. -- Class A 388,350   6,381
            Polaris Industries, Inc.                37,900   3,357
            *Scholastic Corp.                       63,500   2,162
            *Sharper Image Corp.                    88,700   2,896
            *The Sports Authority, Inc.            129,700   4,980
            Station Casinos, Inc.                  129,050   3,953
            Thor Industries, Inc.                   74,300   4,177
            *WMS Industries, Inc.                   98,600   2,583
                                                            ------
                Total                                       71,369
                                                            ------

            Consumer Staples (1.7%)
            *Peet's Coffee & Tea, Inc.             163,600   2,848
            *United Natural Foods, Inc.             91,300   3,279
                                                            ------
                Total                                        6,127
                                                            ------

            Energy (3.5%)
            *Grant Prideco, Inc.                   349,800   4,554
            *National-Oilwell, Inc.                154,850   3,462
            *Patterson-UTI Energy, Inc.            144,300   4,751
                                                            ------
                Total                                       12,767
                                                            ------

            Financials (3.0%)
            Investors Financial Services Corp.     197,650   7,591
            National Financial Partners Corp.      121,400   3,345
                                                            ------
                Total                                       10,936
                                                            ------

            Health Care (14.5%)
            *AmSurg Corp.                          118,500   4,490
            *Bio-Rad Laboratories, Inc. Class A     31,600   1,822
            *Bradley Pharmaceuticals, Inc.          74,600   1,897
            *Cerner Corp.                           87,700   3,319
            *DaVita, Inc.                          163,500   6,377
            *Patterson Dental Co.                   53,500   3,433
            *Pediatrix Medical Group, Inc.          88,000   4,848
            *Province Healthcare Co.               241,925   3,871
            *Psychiatric Solutions, Inc.            94,200   1,969
            *Renal Care Group, Inc.                 45,900   1,891
            *ResMed Inc.                           118,000   4,902
            *Respironics, Inc.                      96,150   4,335
            Select Medical Corp.                   243,600   3,966
            *Ventana Medical Systems, Inc.         110,200   4,342
            *Wright Medical Group, Inc.             60,100   1,829
                                                            ------
                Total                                       53,291
                                                            ------

                                                   Shares/   Value
            Common Stock (93.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Industrials (17.4%)
            C.H. Robinson Worldwide, Inc.          110,850    4,202
            *The Corporate Executive Board Co.     159,500    7,445
            *Corrections Corp. of America           90,650    2,613
            *Education Management Corp.            213,700    6,633
            *EGL, Inc.                             144,100    2,530
            *Knight Transportation, Inc.           240,252    6,162
            *Kroll, Inc.                           119,800    3,115
            *Marlin Business Services Inc.         158,400    2,756
            MSC Industrial Direct Co., Inc. --
             Class A                               179,500    4,936
            *Pacer International, Inc.             247,850    5,012
            *Portfolio Recovery Associates, Inc.    74,905    1,989
            *Resources Connection, Inc.            177,600    4,850
            *School Specialty, Inc.                 52,800    1,796
            Strayer Education, Inc.                 42,500    4,625
            *Tetra Tech, Inc.                      121,475    3,020
            *Universal Technical Institute, Inc.    67,700    2,031
                                                            -------
                Total                                        63,715
                                                            -------

            Information Technology (28.1%)
            *Amphenol Corp. -- Class A             119,850    7,663
            Autodesk, Inc.                         181,950    4,472
            *Brooks Automation, Inc.               285,908    6,911
            *CACI International, Inc. -- Class A    71,550    3,479
            *Cognizant Technology Solutions Corp.  138,800    6,335
            *Cree, Inc.                            203,300    3,596
            *Digital Insight Corp.                 192,700    4,798
            *Electronics for Imaging, Inc.         149,500    3,890
            *EMC Corp.                             115,743    1,495
            *Entegris, Inc.                        310,300    3,987
            *EPIQ Systems, Inc.                    107,250    1,837
            *eSPEED, Inc.                          120,200    2,814
            *Euronet Worldwide, Inc.               135,700    2,443
            *Fargo Electronics, Inc.               145,400    1,849
            *Hyperion Solutions Corp.               45,650    1,376
            *Inforte Corp.                         244,900    2,030
            *Intrado, Inc.                         181,500    3,984
            *MKS Instruments, Inc.                 202,150    5,862
            *Neoware Systems, Inc.                 144,500    1,980
            *Netgear, Inc.                         121,000    1,935
            *NetScreen Technologies, Inc.           58,200    1,440
            *O2Micro International, Ltd.           281,550    6,338
            *Plexus Corp.                           94,300    1,619
            *SigmaTel, Inc.                         61,978    1,530
            *SupportSoft, Inc.                     139,800    1,838
            *Tollgrade Communications, Inc.        288,250    5,053
            *UTStarcom, Inc.                        88,000    3,262
            *Varian, Inc.                          130,550    5,448
            *Verint Systems, Inc.                  107,500    2,425
            *Westell Technologies, Inc. -- Class A 274,500    1,732
                                                            -------
                Total                                       103,421
                                                            -------

Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


                                                    Shares/    Value
         Common Stock (93.7%)                        $ Par   $ (000's)
         -------------------------------------------------------------

         Materials (4.1%)
         Airgas, Inc.                                211,050    4,533
         Minerals Technologies, Inc.                 131,200    7,774
         *Silgan Holdings, Inc.                       62,400    2,658
                                                              -------
             Total                                             14,965
                                                              -------

         Other Holdings (1.9%)
         *iShares Russell 2000 Index Fund             62,500    6,925
                                                              -------
             Total                                              6,925
                                                              -------

             Total Common Stock
              (Cost: $289,842)                                343,516
                                                              -------

         Money Market Investment (6.3%)
         -------------------------------------------------------------

         Banks (1.0%)
         UBS Finance Delaware LLC,
          0.95%, 1/2/04                            3,600,000    3,600
                                                              -------
             Total                                              3,600
                                                              -------

         Federal Government and Agencies (1.2%)
         (b)Federal National Mortgage Association,
          1.075%, 2/4/04                           4,500,000    4,495
                                                              -------
             Total                                              4,495
                                                              -------

         Personal Credit Institutions (2.7%)
         (b)Preferred Receivable Funding,
          1.08%, 1/28/04                           5,000,000    4,996
         (b)Toyota Motor Credit Corp,
          1.02%, 2/6/04                            5,000,000    4,995
                                                              -------
             Total                                              9,991
                                                              -------

                                                  Shares/    Value
            Money Market Investment (6.3%)         $ Par   $ (000's)
            --------------------------------------------------------

            Short Term Business Credit (1.4%)
            Transamerica Financial,
             1.05%, 1/16/04                      5,000,000    4,998
                                                            -------
                Total                                         4,998
                                                            -------

                Total Money Market Investment
                 (Cost: $23,084)                             23,084
                                                            -------

                Total Investments (100.0%)
                 (Cost $312,926)(a)                         366,600
                                                            -------

                Other Assets, Less Liabilities (0.0%)            12
                                                            -------

                Total Net Assets (100.0%)                   366,612
                                                            -------

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $314,932 and the net unrealized appreciation of investments based on that cost was $51,668 which is comprised of $59,511 aggregate gross unrealized appreciations and $7,843 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                      Unrealized
                                                     Appreciation/
                                Number of Expiration Depreciation
             Issuer (000's)     Contracts    Date       (000's)
             -----------------------------------------------------
             Russell 2000 Index
              Futures              31       03/04        $(79)
             (Total Notional
              Value at 12/31/03
              $8,715)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                               Small Cap Growth Stock Portfolio

 T. Rowe Price Small Cap Value Portfolio


--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                               Net Assets:
Long-term growth of capital Invest in small companies whose common stocks are $122 million believed to be undervalued.

The T. Rowe Price Small Cap Value Portfolio generally invests in companies with market capitalization of $1 billion or less whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The Portfolio has typically held stocks with average market capitalization somewhat smaller than the Russell 2000 Index, as consideration of smaller companies often makes it possible to invest in higher quality companies without paying a premium. The average price/earnings ratio of stocks in the Portfolio is generally close to that of the Index, but quality measures such as return on equity and financial strength are higher. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

In 2003, a year in which small cap stocks were the best performing category of equities, the T. Rowe Price Small Cap Value Portfolio had a return of 35.15%, compared with 38.77% for the S&P 600 Index and 47.27% for the Russell 2000 Index. Returns of the two indexes do not reflect the deduction of fees that exist with a managed portfolio. The Portfolio's return was below that of the benchmarks largely because of an underweighted position in the riskier sectors of the small cap universe. The Portfolio owns less than the benchmark in technology and health care, as well as higher beta, unprofitable companies that recovered the most significantly this year.

The Portfolio's purchases and sales were greatly influenced by the market's volatile swings. We opportunistically added to companies in areas where we saw relative value and those that are leveraged to an economic recovery. The two largest purchases over the past 12 months were Kirby Corporation and FTI Consulting. Kirby conducts operations in marine transportation and diesel engine services and is one of the largest barge operators in the U.S. The company is an attractive investment since it is a direct beneficiary of an industrial recovery, and is relatively cheap on a fundamental basis. FTI is a consulting services firm specializing in advice for distressed companies, creditors, and the stakeholders of companies involved in bankruptcy or restructuring initiatives. Thanks to a recent acquisition, revenue and net income increased substantially in 2003.

                                    [CHART]

Sector Allocation 12/31/03

Materials                    9%
Energy                       7%
Information Technology      10%
Other Holdings               1%
Health Care                  5%
Utilities                    4%
Short-Term Investments       4%
Financials                  22%
Consumer                    21%
Industrials                 17%

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

                                    [GRAPHIC]

              Top 10 Equity Holdings 12/31/03

Company                                     % of Total Net Assets
Ruby Tuesday, Inc.                                   2.0%
Landstar System, Inc.                                1.8%
Texas Regional Bancshares, Inc. - Class A            1.6%
Silicon Valley Bancshares                            1.3%
Matthews International Corp. - Class A               1.3%
ProAssurance Corp.                                   1.3%
East West Bancorp, Inc.                              1.3%
Fred's, Inc.                                         1.2%
Brown & Brown, Inc.                                  1.2%
Triad Guaranty, Inc.                                 1.2%


                                    [CHART]

                              Relative Performance

          T. Rowe Price
            Small Cap         S&P 600      Russell 2000
         Value Portfolio       Index          Index
         ---------------      -------      ------------
 7/01        $10,000          $10,000       $10,000
12/01         10,176           10,144        10,200
12/02          9,608            8,069         8,708
12/03         12,985           11,883        12,084


Average Annual Total Return
For Periods Ended December 31, 2003
                                                            Since
                                              1 Year      Inception*
T. Rowe Price Small Cap Value Portfolio       35.15%        11.40%
S&P 600 Index                                 38.77%         8.14%
Russell 2000 Index                            47.27%         7.34%

*inception date of 7/31/01


The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $3.7 billion; the median market capitalization was $622 million. Market capitalization of companies in the Index ranged from $286 billion to $117 million. The index cannot be invested in directly and does not include sales charges.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The index had a total market capitalization range of approximately $1.2 billion to $117 million.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 select common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2003, the 600 companies in the composite had median market capitalization of $624.8 million and total market value of $439.8 billion. The SmallCap 600 represents approximately 2.7% of the market value of Compustat's database of over 11,477 equities. The benchmark for this Portfolio was changed from the Russell 2000 to the S&P 600 Index in May 2003 to better align the Portfolio's benchmark with the small-cap value stocks in which it invests.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                     Shares/   Value
          Common Stock (95.7%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Consumer Discretionary (18.0%)
          Aaron Rents, Inc.                           64,100   1,290
          Aaron Rents, Inc. -- Class A                 3,150      58
          Brunswick Corp.                              5,700     181
          *Cablevision Systems Corp.                  15,100     353
          *Cox Radio Inc. -- Class A                   5,000     126
          CSS Industries, Inc.                        28,300     878
          *Culp, Inc.                                 28,100     306
          Dillard's, Inc. -- Class A                  13,100     216
          Dow Jones & Co., Inc.                        5,900     294
          Eastman Kodak Co.                            4,100     105
          Fred's, Inc.                                46,950   1,455
          The Gap, Inc.                                5,200     121
          Hancock Fabrics, Inc.                       36,600     530
          Hasbro, Inc.                                 4,800     102
          Haverty Furniture Companies, Inc.           65,100   1,293
          *Journal Register Co.                       32,600     675
          *Kmart Holding Corp.                         2,900      69
          *Lamar Advertising Co. -- Class A            6,800     254
          Matthews International Corp. -- Class A     53,200   1,574
          Meredith Corp.                               3,800     185
          The New York Times Co. -- Class A            4,100     196
          Newell Rubbermaid, Inc.                     14,500     330
          Pearson PLC-Sponsored ADR                   18,700     210
          *RARE Hospitality International, Inc.       53,550   1,309
          Reuters Group PLC-Spons ADR                 11,600     294
          Ruby Tuesday, Inc.                          83,500   2,379
          *Saga Communications, Inc. -- Class A       56,800   1,053
          *Scholastic Corp.                           10,700     364
          *SCP Pool Corp.                             34,050   1,113
          *Sinclair Broadcast Group, Inc. -- Class A  16,500     246
          Skyline Corp.                               22,700     792
          Stanley Furniture Co., Inc.                 19,500     614
          *Stein Mart, Inc.                           92,320     761
          *Tbc Corp.                                  51,600   1,332
          *Unifi, Inc.                               101,700     656
          The Washington Post Co. -- Class B             279     221
                                                              ------
              Total                                           21,935
                                                              ------

          Consumer Staples (2.8%)
          *American Italian Pasta Co. -- Class A      14,100     591
          Archer-Daniels-Midland Co.                  18,100     275
          Campbell Soup Co.                            8,300     222
          Casey's General Stores, Inc.                56,500     998
          ConAgra Foods, Inc.                          8,700     230
          *Costco Wholesale Corp.                      6,400     238
          H.J. Heinz Co.                               7,100     259
          *Wild Oats Markets, Inc.                    32,100     415
          Winn-Dixie Stores, Inc.                     15,900     158
                                                              ------
              Total                                            3,386
                                                              ------

                                                   Shares/   Value
            Common Stock (95.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Energy (7.0%)
            Amerada Hess Corp.                      6,600      351
            *Atwood Oceanics, Inc.                 15,200      485
            Baker Hughes, Inc.                     10,100      325
            BG Group PLC-Sponsored ADR              4,800      125
            Carbo Ceramics, Inc.                   16,500      846
            Diamond Offshore Drilling, Inc.        26,300      539
            *Forest Oil Corp.                      38,350    1,096
            *Grant Prideco, Inc.                   25,200      328
            *Hanover Compressor Co.                11,500      128
            Kerr-McGee Corp.                        5,300      246
            *Lone Star Technologies, Inc.          20,500      328
            *Magnum Hunter Resources, Inc.         79,300      754
            Marathon Oil Corp.                      7,800      258
            *NRG Energy, Inc.-W/I                   7,100      155
            Penn Virginia Corp.                    19,750    1,100
            *Tetra Technologies, Inc.              43,750    1,061
            *W-H Energy Services, Inc.             27,900      452
                                                             -----
                Total                                        8,577
                                                             -----

            Financials (21.9%)
            Allied Capital Corp.                   48,800    1,361
            American Capital Strategies, Ltd.      18,200      541
            Apartment Investment and Management
             Co -- Class A                          5,600      193
            Bedford Property Investors, Inc.       30,000      859
            Brown & Brown, Inc.                    43,900    1,432
            Charter One Financial, Inc.             4,800      166
            Cincinnati Financial Corp.              3,600      151
            Citizens Banking Corp.                  4,900      160
            Commerce Bancshares, Inc.               4,830      237
            Community First Bankshares, Inc.       47,000    1,360
            *Conseco Inc.                          10,300      225
            East West Bancorp, Inc.                28,700    1,540
            First Financial Fund, Inc.             48,500      857
            First Republic Bank                    38,900    1,393
            Glenborough Realty Trust, Inc.         22,900      457
            The Hartford Financial Services Group,
             Inc.                                   2,500      148
            Huntington Bancshares, Inc.            11,500      259
            Innkeepers USA Trust                   58,300      488
            Janus Capital Group, Inc.              12,000      197
            Kilroy Realty Corp.                    36,900    1,208
            LaBranche & Co., Inc.                  18,000      210
            Lasalle Hotel Properties               36,100      670
            Loews Corp.                             7,100      351
            *Markel Corp.                           4,000    1,014
            National Commerce Financial Corp.       4,800      131
            Northern Trust Corp.                    5,800      269
            *Ohio Casualty Corp.                   12,100      210
            *ProAssurance Corp.                    48,600    1,561
            Protective Life Corp.                   5,900      200
            Reckson Associates Realty Corp.         2,200       53

                                        T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                    Shares/   Value
          Common Stock (95.7%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Financials continued
          SAFECO Corp.                               8,700      339
          (b)Scottish Annuity & Life Holdings, Ltd. 30,600      636
          *Silicon Valley Bancshares                44,600    1,608
          The St. Paul Companies, Inc.               7,000      278
          Sun Communities, Inc.                     28,000    1,084
          Synovus Financial Corp.                    8,300      240
          TCF Financial Corp.                        1,300       67
          Texas Regional Bancshares, Inc. --
           Class A                                  51,900    1,919
          Travelers Property Casualty Corp. --
           Class A                                  12,300      206
          *Triad Guaranty, Inc.                     28,000    1,410
          UnumProvident Corp.                       10,000      158
          Washington Real Estate Trust              24,300      710
                                                             ------
              Total                                          26,556
                                                             ------

          Health Care (5.0%)
          Aetna, Inc.                                1,700      115
          AmerisourceBergen Corp.                    4,000      225
          Analogic Corp.                             9,300      381
          *Andrx Corp.                               4,200      101
          Arrow International, Inc.                 16,130      403
          *Biogen IDEC, Inc.                         2,400       88
          *Bone Care International, Inc.            43,200      550
          *Diversa Corp.                            64,900      600
          *Exelixis, Inc.                           56,800      402
          *First Health Group Corp.                  2,700       53
          Guidant Corp.                              3,000      181
          *King Pharmaceuticals, Inc.               14,400      220
          *Laboratory Corp. of America Holdings      3,000      111
          *Lexicon Genetics, Inc.                   82,800      488
          *Lincare Holdings, Inc.                    6,800      204
          *MedImmune, Inc.                          10,700      272
          *Neighborcare, Inc.                        4,500       89
          Owens & Minor, Inc.                       56,600    1,239
          *Protein Design Labs, Inc.                 4,500       81
          *Tenet Healthcare Corp.                   11,400      183
          *Vertex Pharmaceuticals, Inc.              8,900       91
                                                             ------
              Total                                           6,077
                                                             ------

          Industrials (17.2%)
          Ameron International Corp.                16,200      562
          C&D Technologies, Inc.                    36,400      698
          *Casella Waste Systems, Inc. -- Class A   69,000      945
          CNF, Inc.                                  8,200      278
          *Dollar Thrifty Automotive Group, Inc.    22,300      578
          EDO Corp.                                 24,300      599
          Electro Rent Corp.                        61,000      814
          Equifax, Inc.                              5,000      123
          Franklin Electric Co., Inc.               21,300    1,288
          *FTI Consulting, Inc.                     37,700      881
          G & K Services, Inc. -- Class A           25,300      930
          Herman Miller, Inc.                        9,700      235
          *Hewitt Associates, Inc.                   3,800      114
          IDEX Corp.                                23,000      957
          *Insituform Technologies, Inc. -- Class A 52,700      870
          JLG Industries, Inc.                      26,700      407
          Joy Global, Inc.                           2,000       52

                                                  Shares/   Value
             Common Stock (95.7%)                  $ Par  $ (000's)
             ------------------------------------------------------

             Industrials continued
             *Kirby Corp.                          27,900     973
             *Landstar System, Inc.                58,300   2,217
             *Littelfuse, Inc.                     33,400     963
             Manpower, Inc.                         3,400     160
             McGrath Rentcorp                      24,600     670
             Nordson Corp.                         33,000   1,139
             Raytheon Co.                           9,200     276
             *Right Management Consultants, Inc.   24,100     450
             Rockwell Collins, Inc.                 7,300     219
             Ryder System, Inc.                     1,400      48
             The ServiceMaster Co.                 21,700     253
             Thomas Industries, Inc.               33,100   1,147
             UTI Worldwide, Inc.                   23,440     889
             Viad Corp.                             7,500     188
             *Waste Connections, Inc.              13,700     517
             Woodward Governor Co.                  9,400     534
                                                           ------
                 Total                                     20,974
                                                           ------

             Information Technology (9.8%)
             *Agilent Technologies, Inc.            6,200     181
             *ATMI, Inc.                           26,100     604
             AVX Corp.                             16,900     281
             *Bearingpoint, Inc.                   19,100     193
             *The BISYS Group, Inc.                17,900     266
             *BMC Software, Inc.                   19,300     360
             *Cable Design Technologies Corp.      94,500     850
             *Cadence Design Systems, Inc.         11,900     214
             CDW Corp.                              2,100     121
             *Ceridian Corp.                        9,700     203
             *Exar Corp.                           46,100     787
             Harris Corp.                           2,000      76
             Landauer, Inc.                        14,500     591
             Methode Electronics, Inc. -- Class A  24,900     305
             Molex, Inc. -- Class A                14,400     423
             *MPS Group, Inc.                     104,900     981
             *Mykrolis Corp.                       61,300     986
             *Netegrity, Inc.                      47,000     485
             *Network Associates, Inc.             15,100     227
             *Packeteer, Inc.                      62,600   1,063
             *Progress Software Corp.              44,400     908
             *SPSS, Inc.                           40,225     719
             *Systems & Computer Tech. Corp.       10,600     173
             *Tellabs, Inc.                        19,800     167
             *Websense, Inc.                       28,900     845
                                                           ------
                 Total                                     12,009
                                                           ------

             Materials (8.7%)
             Airgas, Inc.                          44,800     963
             Aptargroup, Inc.                      28,250   1,103
             Arch Chemicals, Inc.                  32,900     844
             Bowater, Inc.                          2,400     111
             Carpenter Technology Corp.            25,400     751
             Deltic Timber Corp.                   24,800     754
             Florida Rock Industries, Inc.         16,150     887
             Gibraltar Steel Corp.                 34,051     856
             Great Lakes Chemical Corp.            11,700     318

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                    Shares/   Value
          Common Stock (95.7%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Materials continued
          Harmony Gold Mining Co.-Sponsored
           ADR                                       7,500       122
          IMC Global, Inc.                          14,300       142
          Macdermid, Inc.                           17,700       606
          MeadWestvaco Corp.                         6,600       196
          *Meridian Gold, Inc.                      17,600       257
          Myers Industries, Inc.                    32,925       399
          Noranda, Inc.                              9,800       155
          Nucor Corp.                                4,700       263
          Potash Corp. of Saskatchewan, Inc.         2,850       246
          Potlatch Corp.                             8,700       302
          *Symyx Technologies, Inc.                 24,300       499
          Wausau-Mosinee Paper Corp.                64,800       876
                                                             -------
              Total                                           10,650
                                                             -------

          Telecommunication Services (0.9%)
          AT&T Corp.                                10,100       205
          *Commonwelth Telephone Enterprises, Inc.   2,500        94
          *Crown Castle International Corp.         13,000       143
          *Qwest Communications International, Inc. 54,600       236
          *Sprint Corp. (PCS Group)                 24,900       140
          Telephone And Data Systems, Inc.           4,800       301
                                                             -------
              Total                                            1,119
                                                             -------

          Utilities (4.4%)
          Black Hills Corp.                         24,200       721
          Cleco Corp.                               32,900       592
          *CMS Energy Corp.                         13,900       118
          Duke Energy Corp.                         15,700       321
          Edison International                       3,500        77
          *El Paso Electric Co.                     52,600       702
          FirstEnergy Corp.                         11,100       391
          NiSource, Inc.                            11,600       255
          Otter Tail Corp.                          18,300       489
          Pinnacle West Capital Corp.                6,700       268
          TECO Energy, Inc.                         10,300       148
          TXU Corp.                                 11,700       278
          Unisource Energy Corp.                     8,600       212
          Vectren Corp.                             24,600       606
          Xcel Energy, Inc.                          8,100       138
                                                             -------
              Total                                            5,316
                                                             -------

              Total Common Stock
               (Cost: $96,254)                               116,599
                                                             -------

                                                  Shares/    Value
           Investment Grade Bonds (0.0%)           $ Par   $ (000's)
           ---------------------------------------------------------

           Radiotelephone Communications (0.0%)
           US Cellular Corp., 0.00%, 6/15/15        45,000       22
                                                            -------
               Total                                             22
                                                            -------

           Utilities (0.0%)
           Xcel Energy Inc., 7.50%, 11/21/07
            144A                                     2,000        3
                                                            -------
               Total                                              3
                                                            -------

               Total Investment Grade Bonds
                (Cost: $26)                                      25
                                                            -------

           Money Market Investment (4.2%)
           ---------------------------------------------------------

           Other Holdings (4.2%)
           Reserve Investment Fund               5,147,099    5,147
                                                            -------

               Total Money Market Investment
                (Cost: $5,147)                                5,147
                                                            -------

               Total Investments (99.9%)
                (Cost $101,427)(a)                          121,771
                                                            -------

               Other Assets, Less Liabilities
                (0.1%)                                          173
                                                            -------

               Total Net Assets (100.0%)                    121,944
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $101,377 and the net unrealized appreciation of investments based on that cost was $20,394 which is comprised of $21,589 aggregate gross unrealized appreciations and $1,195 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures or when issued securities.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                        T. Rowe Price Small Cap Value Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $1.2 billion
capital                           investing in companies with potential for rapid growth.

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance.

In 2003, the Aggressive Growth Stock Portfolio had a return of 24.69%, compared with 35.59% for its benchmark, the S&P MidCap 400 Index. The underperformance relative to the Index resulted mainly from selection of individual names, rather than industry mix. The Portfolio's performance was hurt by its emphasis on stocks of solid, financially sound companies at a time when lower quality issues were leading the market.

The Technology sector was the strongest by far in the S&P MidCap 400 Index, up 54% for the year. The Portfolio was overweighted in technology, and many holdings such as Fiserv, Intuit, Paychex, CDW and Diebold performed well, but not as well as some more aggressive stocks. The situation was similar in Health
Care: the Index was up 46%, while our holdings including Patterson Dental, Health Management Associates and Biomet were strong, but less than the industry group.

                                    [CHART]

                           Sector Allocation 12/31/03

            Materials                                          2%
            Energy                                             6%
            Financials                                         9%
            Health Care                                        8%
            Short-Term Investments                             2%
            Consumer                                          15%
            Industrials                                       23%
            Information Technology                            35%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.
                                    [GRAPHIC]

            Top 10 Equity Holdings 12/31/03

Company                                % of Net Assets
Zebra Technologies Corp. - Class A             2.8%
Fastenal Co.                                   2.6%
Microchip Technology, Inc.                     2.3%
The Corporate Executive Board Co.              2.1%
Investors Financial Services Corp.             2.1%
Novellus Systems, Inc.                         2.0%
Praxair, Inc.                                  2.0%
Waters Corp.                                   2.0%
Jabil Circuit, Inc.                            2.0%
Graco, Inc.                                    2.0%


                                     [CHART]

                              Relative Performance

            Aggressive Growth       S&P MidCap
             Stock Portfolio        400 Index
            -----------------      -----------
12/93           $10,000             $10,000
12/94            10,540               9,641
12/95            14,682              12,622
12/96            17,281              15,047
12/97            19,677              19,898
12/98            21,164              23,696
12/99            30,430              27,177
12/00            32,310              31,936
12/01            25,889              31,744
12/02            20,413              27,138
12/03            25,453              36,797


                         Average Annual Total Return
                       For Periods Ended December 31, 2003

                                               1 Year     5 Years    10 Years
Aggressive Growth Stock Portfolio              24.69%      3.76%       9.79%
S&P MidCap 400 Index                           35.59%      9.20%      13.91%


Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the midrange sector of the U.S. stock market. The index cannot be invested in directly and does not include sales charges.

As of December 31, 2003, the 400 companies in the composite had median market capitalization of $2.1 billion and a total market value of $968 billion. The MidCap 400 represents approximately 5.8% of the market value of Compustat's database of about 11,477 equities.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                     Shares/   Value
          Common Stock (97.6%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Consumer Discretionary (14.1%)
          *Entercom Communications Corp. --
           Class A                                   272,900   14,453
          Fairmont Hotels & Resorts, Inc.            635,720   17,253
          Family Dollar Stores, Inc.                 165,040    5,922
          Gentex Corp.                               189,030    8,348
          *Getty Images, Inc.                        294,870   14,782
          Jones Apparel Group, Inc.                  193,300    6,810
          *Kohl's Corp.                               98,000    4,404
          *Lamar Advertising Co. -- Class A          368,125   13,738
          *MGM Mirage                                253,360    9,529
          Michaels Stores, Inc.                      275,800   12,190
          *O'Reilly Automotive, Inc.                 565,130   21,678
          *Orbitz, Inc.                              219,400    5,090
          *PETCO Animal Supplies, Inc.               691,340   21,051
          *Tempur-Pedic International, Inc.          236,558    3,667
          *Univision Communications, Inc. --
           Class A                                   204,427    8,114
                                                              -------
              Total                                           167,029
                                                              -------

          Consumer Staples (0.6%)
          Whole Foods Market, Inc.                   105,400    7,076
                                                              -------
              Total                                             7,076
                                                              -------

          Energy (5.9%)
          *BJ Services Co.                           276,400    9,923
          *Cooper Cameron Corp.                      197,900    9,222
          ENSCO International, Inc.                  469,300   12,751
          *Nabors Industries, Ltd.                   434,300   18,023
          *Tom Brown, Inc.                           349,400   11,268
          *Weatherford International, Ltd.           232,025    8,353
                                                              -------
              Total                                            69,540
                                                              -------

          Financials (8.9%)
          CIT Group Inc.                             374,500   13,463
          Doral Financial Corp.                      206,250    6,658
          Investors Financial Services Corp.         643,580   24,720
          Legg Mason, Inc.                           214,580   16,561
          Old Republic International Corp.           593,400   15,049
          Radian Group, Inc.                         122,620    5,978
          SouthTrust Corp.                           692,700   22,672
                                                              -------
              Total                                           105,101
                                                              -------

          Health Care (8.2%)
          *AdvancePCS                                197,930   10,423
          *Biogen Idec, Inc.                         272,300   10,015
          Biomet, Inc.                               408,610   14,878
          *Charles River Laboratories International,
           Inc.                                      276,700    9,499
          Health Management Associates, Inc. --
           Class A                                   557,810   13,387
          Medicis Pharmaceutical Corp.               208,500   14,866
          *MedImmune, Inc.                           148,670    3,776

                                                   Shares/    Value
          Common Stock (97.6%)                      $ Par   $ (000's)
          -----------------------------------------------------------

          Health Care continued
          *Patterson Dental Co.                     181,598   11,651
          *St. Jude Medical, Inc.                   149,300    9,160
                                                             -------
              Total                                           97,655
                                                             -------

          Industrials (22.8%)
          *Apollo Group, Inc. -- Class A            283,580   19,283
          ARAMARK Corp. -- Class B                  453,800   12,443
          *Career Education Corp.                   229,700    9,204
          Cintas Corp.                              259,950   13,031
          *The Corporate Executive Board Co.        538,120   25,114
          Deere & Co.                               197,140   12,824
          Expeditors International of Washington,
           Inc.                                     344,230   12,964
          Fastenal Co.                              599,490   29,939
          Graco, Inc.                               577,400   23,154
          *Hewitt Associates, Inc.                  348,210   10,411
          *L-3 Communications Holdings, Inc.        355,250   18,246
          Manpower, Inc.                            261,840   12,327
          *Ryanair Holdings Plc                     345,140   17,478
          *Stericycle, Inc.                         459,780   21,472
          *Swift Transportation Co., Inc.         1,075,270   22,602
          *Tetra Tech, Inc.                         434,197   10,794
                                                             -------
              Total                                          271,286
                                                             -------

          Information Technology (35.1%)
          Adobe Systems, Inc.                       279,930   11,001
          *Amdocs, Ltd.                             672,250   15,112
          CDW Corp.                                 372,440   21,512
          *Cognos, Inc.                             583,000   17,851
          Diebold, Inc.                             239,130   12,882
          *Electronic Arts, Inc.                     62,220    2,973
          *Fiserv, Inc.                             158,195    6,250
          Infosys Technologies Ltd., ADR             61,185    5,855
          *Ingram Micro, Inc.                       363,600    5,781
          *Integrated Circuit Systems, Inc.         742,080   21,142
          Intersil Corp. -- Class A                 862,070   21,422
          *Intuit, Inc.                             276,941   14,653
          *Jabil Circuit, Inc.                      824,400   23,331
          *KLA-Tencor Corp.                         273,580   16,051
          *Mettler-Toledo International, Inc.       107,700    4,546
          Microchip Technology, Inc.                799,995   26,688
          *NetScreen Technologies, Inc.             331,100    8,195
          *Novellus Systems, Inc.                   567,820   23,877
          *NVIDIA Corp.                             262,300    6,098
          Paychex, Inc.                             508,540   18,918
          *QLogic Corp.                             295,670   15,257
          *Semtech Corp.                            601,990   13,683
          *Synopsys, Inc.                           254,600    8,595
          *UTStarcom, Inc.                          304,000   11,269
          *VeriSign, Inc.                           511,920    8,344
          *VERITAS Software Corp.                   554,670   20,612

                                              Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


                                                 Shares/     Value
           Common Stock (97.6%)                   $ Par    $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           *Waters Corp.                           708,370    23,490
           *Zebra Technologies Corp. -- Class A    497,435    33,016
                                                           ---------
               Total                                         418,404
                                                           ---------

           Materials (2.0%)
           Praxair, Inc.                           617,140    23,575
                                                           ---------
               Total                                          23,575
                                                           ---------

               Total Common Stock
                (Cost: $961,562)                           1,159,666
                                                           ---------

           Money Market Investment (2.3%)
           ---------------------------------------------------------

           Autos (1.7%)
           Toyota Motor Credit Corp.,
            1.02%, 2/12/04                      20,000,000    19,976
                                                           ---------
               Total                                          19,976
                                                           ---------

           Banks (0.1%)
           UBS Finance Delaware LLC,
            0.95%, 1/2/04                        1,200,000     1,200
                                                           ---------
               Total                                           1,200
                                                           ---------

                                                  Shares/    Value
            Money Market Investment (2.3%)         $ Par   $ (000's)
            --------------------------------------------------------

            Federal Government and Agencies (0.5%)
            Federal National Mortgage
             Association, 1.07%, 2/4/04          6,000,000     5,994
                                                           ---------
                Total                                          5,994
                                                           ---------

                Total Money Market Investment
                 (Cost: $27,170)                              27,170
                                                           ---------

                Total Investments (99.9%)
                 (Cost $988,732)(a)                        1,186,836
                                                           ---------

                Other Assets, Less Liabilities (0.1%)            706
                                                           ---------

                Total Net Assets (100.0%)                  1,187,542
                                                           ---------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $1,001,067 and the net unrealized appreciation of investments based on that cost was $185,769 which is comprised of $195,522 aggregate gross unrealized appreciations and $9,753 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------

Objective:                     Portfolio Strategy:                                     Net Assets:
Long-term capital appreciation Invest in stocks of companies outside the U.S. that are $67 million expected to experience above-average growth.

The International Growth Stock Portfolio invests in common stocks of companies that are headquartered or trade primarily on exchanges outside the United States and that are expected to grow more rapidly than market averages. Holdings are selected for their individual characteristics and growth prospects, with only minor consideration given to size, geography, and industry group. Stocks are selected through fundamental analysis of their financial soundness and potential for growth, with emphasis on distinctiveness of products or services and strong market positions. Stocks under consideration are carefully analyzed to make sure the promise of growth is not already reflected in the stock price, with technical analysis used as a further check on the relationship between price, value and market trends.

In 2003 the International Growth Portfolio produced a return of 38.99% compared with a return of 39.17% for the EAFE Index. Because the EAFE Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio. In a year of strengthening economies and rising stock markets throughout most of the world, the Portfolio benefited from participation in some of the strongest markets, such as Spain, Germany and Sweden, and from exposure to cyclical industry groups. High returns in local currencies were even higher when translated into U.S. dollars, which weakened significantly during the year versus most currencies, particularly the euro.

Most of the Portfolio's largest holdings performed quite well. Anglo Irish Bank, which is growing earnings rapidly and has a very high return on equity, is benefiting from a strong economy, but still sells at a relatively low multiple. Puma AG and Esprit are benefiting from their stylish positioning despite weak European consumer markets. Man Group, the world's largest provider of hedge funds, continued its remarkable success. A recovery in telecommunications drove stocks higher in that sector, where the largest holding is Mobistar, the leading Belgian mobile phone company. KDDI, a Japanese cell phone company, was also quite strong in response to continued market share gains and upward revisions in estimated earnings.

The Portfolio benefited from an overweighted position relative to the Index in the Hong Kong market, which provides exposure to an expanding economy in China, and also from excellent stock selection. Major Hong Kong holdings include ASM Pacific Technology, a semiconductor equipment company; Li & Fung, a provider of business services; and Denway Motors, which benefits from increasing ownership of automobiles in China.

Partially offsetting these favorable decisions, holdings in Japan, Germany and the U.K. underperformed those markets, where the greatest strength, as in the U.S., was in lower quality and cyclical names. Additionally, the Portfolio was late in moving into Japan as that market strengthened.

                                    [CHART]
   Sector Allocation 12/31/03

Industrials                      19%
Technology/Telecommunications    16%
Energy                            4%
Utilities                         1%
Health Care                       7%
Basic Materials                   4%
Short-Term Investments
& Other Net Assets                6%
Consumer Cyclical                 2%
Consumer Non-Cyclical             3%
Financials                       16%
Consumer Staples                  5%
Consumer Discretionary           17%

Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.
                                    [GRAPHIC]

                  Top 10 Equity Holdings 12/31/03

Company                                        % of Total Net Assets
Anglo Irish Bank Corp.                                   1.6%
Puma AG Rudolf Dassler Sport                             1.2%
Swedish Match AB                                         1.2%
Mobistar SA                                              1.1%
SGS Societe Generale de Surveilance Holding SA           1.1%
Grupo Ferrovial                                          1.0%
BNP Paribas SA                                           1.0%
KDDI Corp.                                               0.9%
Vinci SA                                                 0.9%
Taro Pharmaceuticals Industries, Ltd., ADR               0.9%


                                    [CHART]

                             Relative Performance
           International
         Growth Portfolio      EAFE Index
         ----------------     -----------
 7/01        $10,000           $10,000
12/01          9,060             9,375
12/02          7,942             7,907
12/03         11,039            11,004


                    Average Annual Total Return
                For Periods Ended December 31, 2003

                                                         Since
                                            1 Year     Inception*
International Growth Portfolio              38.99%        4.17%
EAFE Index                                  39.17%        4.03%

*inception date of 7/31/01

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

                                                 International Growth Portfolio

 International Growth Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

             Foreign Common                       Shares/   Value
             Stock (94.6%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Basic Materials (4.3%)
             Alcan, Inc.           Canada           7,865     369
             Arcelor SA            Luxembourg      27,730     483
             BASF AG               Germany          6,835     386
             CRH PLC               Ireland         17,895     367
             *Ivanhoe Mines, Ltd.  Canada          31,925     254
             Rio Tinto, Ltd.       Australia       12,720     357
             *SGL Carbon AG        Germany         18,030     302
             Umicore               Belgium          4,882     343
                                                            -----
                 Total                                      2,861
                                                            -----

             Consumer Cyclical (2.0%)
             Mediaset SPA          Italy           37,470     445
             *Modern Times Group
              AB --
              B Shares             Sweden          22,100     465
             Techtronics
              Industries Co.       Hong Kong      142,500     395
                                                            -----
                 Total                                      1,305
                                                            -----

             Consumer Discretionary (16.8%)
             *Alliance Atlantis
              Comm --
              B Shares             Canada           9,940     152
             *Autogrill SPA        Italy           20,970     300
             Autoliv               Sweden          10,705     406
             Bayer Motoren Werk
              AG Ord               Germany          9,325     435
             Belluna Co., Ltd.     Japan           15,070     551
             Belluna Warrants      Japan            1,452       8
             Berkeley Group        United Kingdom  29,283     461
             Beru AG
              Ludwigsburg          Germany          6,300     408
             *British Sky
              Broadcasting Group
              PLC                  United Kingdom  37,775     475
             Carnival Corp.        Panama           9,875     392
             Denway Motors, Ltd.   Hong Kong      514,000     543
             Esprit Holdings, Ltd. Hong Kong      141,500     470
             Greek Organization
              of Football
              Prognostics          Greece          28,935     419
             Honda Motor Co.,
              Ltd.                 Japan           11,400     506
             Hyundai Motor Co.,
              Ltd.                 South Korea     12,860     545
             Intercontinental
              Hotels               United Kingdom  43,215     409
             Li & Fung, Ltd.       Hong Kong      194,000     332
             MFI Furniture Group   United Kingdom 117,920     319
             Millenium &
              Copthorne Hotels
              PLC                  United Kingdom  38,120     207

             Foreign Common                      Shares/   Value
             Stock (94.6%)           Country      $ Par  $ (000's)
             -----------------------------------------------------

             Consumer Discretionary continued
             News Corp, Ltd.
              ADR                 Australia       10,670     385
             Porsche AG           Germany            295     175
             Puma AG Rudolf
              Dassler Sport       Germany          4,440     785
             Punch Taverns PLC    United Kingdom  55,360     431
             Rank Group PLC       United Kingdom  32,870     164
             Signet Group PLC     United Kingdom 251,070     463
             Swatch Group AG      Switzerland      3,345     402
             USS Co., Ltd.        Japan            3,520     249
             Walmart de
              Mexico --
              Series V            Mexico         131,065     374
             Wolseley PLC         United Kingdom  31,235     442
                                                          ------
                 Total                                    11,208
                                                          ------

             Consumer Non-Cyclical (3.1%)
             Iaws Group PLC       Ireland         11,200     137
             SGS Societe
              Generale de
              Surveilance Holding Switzerland      1,145     718
             Swedish Match AB     Sweden          74,795     765
             Tesco ORD            United Kingdom  93,515     431
                                                          ------
                 Total                                     2,051
                                                          ------

             Consumer Staples (5.3%)
             Adecco SA -- Reg     Switzerland      6,990     449
             *Cott Corp. ADR      Canada          16,675     467
             Interbrew            Belgium          6,075     162
             *Koninklijke Numico
              NV                  Netherlands      8,405     232
             L'Oreal              France           4,430     363
             Luxottica Group SPA
              ADR                 Italy           21,520     374
             Nestle SA            Switzerland      2,010     503
             Reckitt Benckiser
              PLC                 United Kingdom  24,085     546
             Roche Holding        Switzerland      4,415     445
                                                          ------
                 Total                                     3,541
                                                          ------

             Energy (4.1%)
             BG Group PLC         United Kingdom  60,255     309
             Encana Corp.         Canada           9,440     373
             ENI SPA              Italy           23,945     452
             Saipem SPA           Italy           49,175     398
             Suncor Energy, Inc.  Canada          17,605     443
             Technip              France           1,580     171
             Total Fina Elf SA    France           3,280     609
                                                          ------
                 Total                                     2,755
                                                          ------

International Growth Portfolio

 International Growth Portfolio


             Foreign Common                    Shares/ $   Value
             Stock (94.6%)         Country        Par    $ (000's)
             -----------------------------------------------------

             Financials (16.1%)
             *Anglo Irish Bank
              Corp.             Ireland           69,516   1,098
             Banco Popolare Di
              Verona            Italy             27,835     471
             *Bank Rakyat
              Indonesia         Indonesia      2,523,000     374
             BNP Paribas SA     France            10,075     635
             Cattles PLC        United Kingdom    64,310     385
             Corporacion
              Mapfre            Spain             39,250     556
             *Danske Bank       Denmark           11,345     266
             Depfa Bank PLC     Ireland            3,150     396
             *Erste Bank Der
              Oester            Austria              820     101
             *Grupo Financiero
              BNVA Bancomer     Mexico           403,965     345
             HSBC Holdings
              PLC               United Kingdom    28,092     443
             ICICI Bank, Ltd.   India             49,808     323
             ING Groep NV       Netherlands       18,234     425
             *iShares MSCI
              EAFE Index Fund   United States      4,000     547
             *Kookmin Bank      South Korea        9,930     372
             Man E D & F
              Group PLC         United Kingdom    23,360     612
             Manulife Financial
              Corp ADR          Canada            10,935     353
             *Mitsubishi Tokyo
              Financial         Japan                 38     296
             *Nomura TOPIX
              Exchange Traded
              Fund              Japan             51,500     507
             *OM Hex AB         Sweden            33,710     419
             *OTP Bank RT       Hungary           35,900     463
             Royal Bank of
              Canada            Canada             8,305     397
             Royal Bank OF
              Scotland Group
              PLC               United Kingdom    16,466     485
             *Swiss Life
              Holdings          Switzerland        2,685     493
                                                          ------
                 Total                                    10,762
                                                          ------
             Health Care (6.8%)
             *Actelion, Ltd.    Switzerland        4,255     459
             *Elekta AB -- B
              Shares            Sweden            20,410     383
             Getinge AB -- B
              Shares            Sweden            40,340     387
             Nobel Bicare AB    Sweden                35       4
             Nobel Biocare
              Holding AG        Switzerland        3,450     349
             Novartis AG        Switzerland        9,750     443
             *ResMed, Inc.      Australia          9,040     376

             Foreign Common                       Shares/   Value
             Stock (94.6%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Health Care continued
             Stada Arzneimittel
              AG                   Germany          6,120     380
             Straumann
              Holding --
              N Shares             Switzerland      1,715     263
             Synthes Stratec, Inc. Switzerland        453     448
             *Taro Pharmaceuticals
              Industries, Ltd.
              ADR                  Israel           9,495     613
             Teva Pharmaceutical
              Industries, Ltd.
              ADR                  Israel           7,620     432
                                                            -----
                 Total                                      4,537
                                                            -----

             Industrials (18.6%)
             Alfa Laval AB         Sweden          23,985     365
             AP Moller --
              Maerska A/S          Denmark             66     454
             Atlas Copco AB --
              A Shares             Sweden          13,575     486
             Brisa Auto Estrada
              de Portufal SA       Portugal        58,060     388
             *Chiyoda Corp.        Japan           71,000     436
             Cobham Group PLC      United Kingdom  16,325     341
             Compass Group PLC     United Kingdom  60,850     414
             *Daewoo Shipbuilding
              & Marine
              Engineering Co.      South Korea     42,410     545
             Deutsche Post AG      Germany          9,640     198
             *Deutz AG             Germany          6,272      26
             *Deutz AG             Germany          1,601       6
             *Easyjet Airline Co.  United Kingdom  25,740     135
             Exel PLC              United Kingdom  31,335     414
             *Fraport AG           Germany         13,610     391
             *Funai Electric Co.,
              Ltd.                 Japan            2,800     384
             *Golar LNG, Ltd.      Bermuda         31,460     452
             Grupo Ferrovial       Spain           18,395     644
             Iberia Lineas Aer
              Espana               Spain          157,580     453
             Kamigumi Co., Ltd.    Japan           37,000     262
             Keyence Corp.         Japan            2,300     485
             Kubota Corp.          Japan          112,000     462
             Meggitt ORD           United Kingdom  88,745     375
             *Neopost SA           France           7,585     383
             *Neptune Orient Lines Singapore      303,000     385
             Omron Corp.           Japan           24,400     495
             Philips Electronics
              NV                   Netherlands     18,705     546
             Premeir Farnell PLC   United Kingdom  92,655     389
             Siemens AG            Germany          6,210     500
             SMC Corp.             Japan            3,600     448
             Thai Airways Inter F
              Reg Aln Mkt          Thailand        94,000     108

                                                 International Growth Portfolio

 International Growth Portfolio


             Foreign Common                       Shares/   Value
             Stock (94.6%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Industrials continued
             Vinci SA              France           7,410     613
             Volvo AB              Sweden          13,355     408
                                                           ------
                 Total                                     12,391
                                                           ------

             Technology (10.0%)
             ASM Pacific
              Technology           Hong Kong       85,500     373
             *ASML Holding NV      Netherlands     16,150     320
             *Business Objects SA  France          14,100     492
             Canon, Inc.           Japan            8,000     372
             *Chi Mei
              Optoelectronic       Taiwan         444,000     456
             Citizens Electronics
              Co.                  Japan            6,000     546
             Dassault Systems SA   France          10,635     485
             *Epcos AG             Germany         16,660     378
             *Ericsson LM -- B
              Shares               Sweden         260,960     468
             Hoya Corp.            Japan            5,500     505
             Indra Sistemas SA     Spain           24,915     320
             INFOSYS
              Technologies, Ltd.   India            3,282     400
             Nokia AB OY           Finland         11,100     192
             Sage Group ORD        United Kingdom 123,760     389
             Samsung Electronics   South Korea      1,530     580
             *Taiwan
              Semiconductor
              Manufacturing Co.,
              Ltd.                 Taiwan         213,348     399
                                                           ------
                 Total                                      6,675
                                                           ------

             Telecommunications (6.3%)
             *France Telecom SA    France          12,195     349
             KDDI Corp.            Japan              110     630
             *Mobistar SA          Belgium         12,895     723
             PT Telekomunikasi
              Indonesia            Indonesia      452,500     363
             *Tele2 AB -- B Shares Sweden           9,510     508
             Telefonica SA         Spain           34,820     511
             Teliasonera AB        Sweden          30,400     159
             *Vivendi Universal SA France          19,800     481
             Vodafone Group PLC    United Kingdom 199,085     494
                                                           ------
                 Total                                      4,218
                                                           ------

             Utilities (1.2%)
             Centrica PLC          United Kingdom 113,405     429
             Iberdrola SA          Spain           17,980     355
                                                           ------
                 Total                                        784
                                                           ------
                 Total Foreign Common Stock
                  (Cost: $47,508)                          63,088
                                                           ------

           Money Market                           Shares/    Value
           Investment (4.8%)          Country      $ Par   $ (000's)
           ---------------------------------------------------------

           Banks (1.0%)
           UBS Finance Delaware
            LLC, 0.95%, 1/2/04     United States   700,000     700
                                                            ------
               Total                                           700
                                                            ------

           Finance Services (1.8%)
           Merrill Lynch, 1.04%,
            1/27/04                United States 1,200,000   1,199
                                                            ------
               Total                                         1,199
                                                            ------

           Short Term Business Credit (2.0%)
           Transamerica Financial,
            1.05%, 1/16/04         United States 1,300,000   1,300
                                                            ------
               Total                                         1,300
                                                            ------
               Total Money Market Investment
                (Cost: $3,199)                               3,199
                                                            ------
               Total Investments (99.4%)
                (Cost $50,707)(a)                           66,287
                                                            ------
               Other Assets, Less Liabilities (0.6%)           403
                                                            ------
               Total Net Assets (100.0%)                    66,690
                                                            ------

 ADR--American Depository Receipt

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $50,910 and the net unrealized appreciation of investments based on that cost was $15,377 which is comprised of $15,742 aggregate gross unrealized appreciation and $365 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  15.0%
                             Japan           10.8%
                             Sweden           7.9%
                             Switzerland      7.5%
                             France           6.9%
                             Germany          6.6%
                             Other           45.3%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

International Growth Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                           Net Assets:
Long-term appreciation of capital    Participate in the growth of foreign economies by investing   $796 million
through diversification into markets in securities with high long-term earnings potential relative
outside the United States            to current market values.

The Franklin Templeton International Equity Portfolio offers the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing specific industry groups or regions of the world in which to invest.

In a year of strong performance for most stock markets throughout the world, the Portfolio's performance, with a total return of 40.46%, was slightly above that of the EAFE Index, which had a return of 39.17%. Because the EAFE Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio. High local currency returns in most markets are even higher when translated into U.S. dollars, which weakened significantly during the year versus most currencies, particularly the euro.

The Portfolio's performance benefited from investment decisions regarding countries and industries, as well as from individual stock selection. In anticipation of improving world economies, the Portfolio was overweighted in cyclical industry groups such as capital goods, industrials and materials. Stocks in these industries that performed especially well include Volvo, Atlas Copco, Brambles and Toto. Energy was underweighted relative to the Index, but energy holdings such as CNOOC and Repsol performed well.

Through most of the year the Portfolio was significantly overweighted in Germany, where the market was up 65%. The largest German holding, Deutsche Post, performed especially well. The Portfolio's weight in Norway, where the market was up 50%, was approximately seven times that of the Index; the two Norwegian holdings, Norske Skogindustrier and Norsk Hydro performed in line with that market. The Swedish market was up 66% for the year; the Portfolio benefited from a weight triple the EAFE index in that market. Major Swedish holdings include Volvo and Atlas Copco.

                                    [CHART]

         Asset Allocation 12/31/03

United Kingdom                  16%
Asia                            20%
Latin America/Caribbean          9%
North America                    6%
Australia/New Zealand            5%
Mid-East/Africa                  1%
Continential Europe             43%


Allocation is based on percentage of equities.
Allocation and Top 10 Holdings is subject to change.


                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                      % of Total Net Assets
Philips Electronics NV                                2.1%
Broken Hill Property Billiton, Ltd.                   1.9%
Deutsche Post AG                                      1.8%
Norske Skogindustrier                                 1.6%
Aventis SA                                            1.6%
Samsung Electronics                                   1.6%
Suez Lyonnaise                                        1.6%
Volkswagen AG                                         1.6%
Atlas Copco AB                                        1.6%
Michelin CL B                                         1.6%



                                    [CHART]

                              Relative Performance

        Franklin Templeton
          International
         Equity Portfolio         EAFE Index
        ------------------       ------------
12/93        $10,000               $10,000
12/94          9,989                10,810
12/95         11,445                12,059
12/96         13,850                12,824
12/97         15,551                13,094
12/98         16,301                15,756
12/99         20,034                20,057
12/00         19,875                17,257
12/01         17,093                13,598
12/02         14,118                11,469
12/03         19,831                15,961


                        Average Annual Total Return
                    For Periods Ended December 31, 2003

                                     1 Year      5 Years     10 Years
Franklin Templeton International
  Equity Portfolio                   40.46%       4.00%        7.09%
EAFE Index                           39.17%       0.26%        4.79%


As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

             Foreign Common                      Shares/    Value
             Stock (96.4%)          Country       $ Par   $ (000's)
             ------------------------------------------------------

             Automobiles & Components (5.2%)
             GKN PLC             United Kingdom 2,091,540   9,997
             Michelin CL B       France           273,400  12,546
             Valeo SA            France           148,650   5,953
             Volkswagen AG       Sweden           230,450  12,891
                                                           ------
                 Total                                     41,387
                                                           ------

             Banks (7.1%)
             *Australia & New
              Zealand Banking
              Group, Ltd.        Australia        582,319   7,757
             *Banca Nazionale
              Del Lavora SPA     Italy          3,529,070   8,435
             Dbs Group
              Holdings, Ltd.     Singapore      1,192,000  10,318
             HSBC Holdings
              PLC                United Kingdom   530,937   8,378
             Lloyds TSB Group
              PLC                United Kingdom 1,165,150   9,344
             Nordea AB           Sweden         1,651,590  12,333
                                                           ------
                 Total                                     56,565
                                                           ------

             Capital Goods (9.5%)
             Atlas Copco AB --
              A Shares           Sweden           352,550  12,616
             BAE Systems PLC     United Kingdom 3,411,020  10,274
             Hutchison
              Whampoa, Ltd.      Hong Kong      1,081,000   7,937
             KCI Konecranes
              International PLC  Finland          302,500  10,531
             Kurita Water
              Industries, Ltd.   Japan            430,000   5,188
             Rolls Royce Group
              PLC                United Kingdom 1,516,890   4,813
             Toto, Ltd.          Japan            873,000   7,397
             Vestas Wind
              Systems            Denmark          455,385   7,406
             Volvo AB            Sweden           278,740   8,523
                                                           ------
                 Total                                     74,685
                                                           ------

             Commercial Services & Supplies (4.1%)
             Adecco SA -- Reg    Switzerland      189,300  12,168
             Brambles Industries
              PLC                United Kingdom 1,453,754   5,296
             Securitas AB --
              Series B           Sweden           541,000   7,293
             Societe Bic SA      United Kingdom   173,740   8,030
                                                           ------
                 Total                                     32,787
                                                           ------

             Consumer Durables & Apparel (3.0%)
             Philips Electronics
              NV                 Netherlands      576,875  16,845
             Sony Corp.          Japan            200,900   6,955
                                                           ------
                 Total                                     23,800
                                                           ------

             Foreign Common                      Shares/    Value
             Stock (96.4%)          Country       $ Par   $ (000's)
             ------------------------------------------------------

             Diversified Financials (3.3%)
             ING Groep NV        Netherlands      436,000  10,169
             Nomura Holdings,
              Inc.               Japan            332,400   5,660
             Swire Pacific, Ltd.
              -- Class A         Hong Kong      1,746,500  10,753
                                                           ------
                 Total                                     26,582
                                                           ------

             Energy (7.6%)
             CNOOC Ltd.          Hong Kong        197,530   7,885
             ENI SPA             Italy            414,535   7,822
             Husky Energy, Inc.  Canada           195,650   3,553
             IHC Caland NV       Netherlands      112,800   6,118
             Norsk Hydro ASA     Norway           167,000  10,304
             Repsol Ypf SA       Spain            493,680   9,627
             Shell Transport &
              Trading Co., PLC   United Kingdom 1,428,430  10,626
             Total Fina Elf SA   France            21,182   3,938
                                                           ------
                 Total                                     59,873
                                                           ------

             Financials (0.9%)
             XL Capital, Ltd.
              Class A            Cayman Islands    94,850   7,356
                                                           ------
                 Total                                      7,356
                                                           ------

             Food Staples & Retailing (1.2%)
             Sainsbury (J) ORD   United Kingdom 1,769,000   9,904
                                                           ------
                 Total                                      9,904
                                                           ------

             Food, Beverage, & Tobacco (3.5%)
             Cadbury Schweppes
              PLC                United Kingdom 1,318,020   9,680
             Nestle SA           Switzerland       44,120  11,023
             Unilever PLC        United Kingdom   773,990   7,215
                                                           ------
                 Total                                     27,918
                                                           ------

             Health Care Equipment & Services (0.0%)
             Mayne Nickless,
              Ltd.               Australia             10       0
                                                           ------
                 Total                                          0
                                                           ------

             Insurance (6.0%)
             ACE, Ltd.           Cayman Islands   234,580   9,717
             Axa SA              France           433,842   9,286
             Axa SA              France            27,115     580
             Riunione Adriatica
              Di Sicurta SPA     Italy            447,283   7,616
             Sompo Japan
              Insurance, Inc.    Japan          1,103,000   9,067
             Swiss Reinsurance   Switzerland      170,200  11,492
                                                           ------
                 Total                                     47,758
                                                           ------

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


            Foreign Common                       Shares/    Value
            Stock (96.4%)           Country       $ Par   $ (000's)
            -------------------------------------------------------

            Leisure, Entertainment, and Hotels (1.0%)
            Accor                France           173,000   7,834
                                                           ------
                Total                                       7,834
                                                           ------

            Materials (11.6%)
            Akzo Nobel NV        Netherlands      234,050   9,034
            Alumina Ltd.         Australia      1,908,930   9,450
            BASF AG              Germany          206,800  11,673
            Bayer AG             Germany          263,150   7,767
            Broken Hill
             Property Billiton,
             Ltd.                Australia      1,681,770  15,446
            Companhia Vale do
             Rio Doce, ADR       Brazil           163,550   8,424
            Norske
             Skogindustrier      Norway           684,860  13,074
            Stora Enso Oyj --
             Class R             Finland          658,140   8,866
            Upm-kymmene
             OYJ                 Finland          394,760   7,529
                                                           ------
                Total                                      91,263
                                                           ------

            Media (1.3%)
            Reed Elsevier PLC    Netherlands      645,340   8,018
            Wolters Kluwer NV    Netherlands      166,630   2,606
                                                           ------
                Total                                      10,624
                                                           ------

            Pharmaceuticals & Biotechnology (5.0%)
            Aventis SA           France           197,550  13,057
            *CK Life Sciences
             International, Inc. Cayman Islands    29,640       7
            Glaxosmithkline
             PLC                 United Kingdom   365,910   8,384
            Ono Pharmaceutical
             Co., Ltd.           Japan            191,000   7,182
            *Shire
             Pharmaceuticals
             Group               United Kingdom 1,124,010  10,916
                                                           ------
                Total                                      39,546
                                                           ------

            Real Estate (1.0%)
            Cheung Kong
             Holdings, Ltd.      Hong Kong      1,035,000   8,199
                                                           ------
                Total                                       8,199
                                                           ------

            Retailing (0.9%)
            Marks & Spencer
             Group PLC           United Kingdom 1,413,641   7,314
                                                           ------
                Total                                       7,314
                                                           ------

            Semiconductors and Related Devices (1.6%)
            Samsung
             Electronics         South Korea       34,390  13,017
                                                           ------
                Total                                      13,017
                                                           ------

             Foreign Common                     Shares/    Value
             Stock (96.4%)         Country       $ Par   $ (000's)
             -----------------------------------------------------

             Software & Computer Services (2.7%)
             *Check Point
              Software Tech     Israel           387,430    6,517
             Nintendo Co., Ltd. Japan             64,600    6,028
             Sap AG             Germany           52,800    8,910
                                                          -------
                 Total                                     21,455
                                                          -------

             Technology Hardware & Equipment (3.1%)
             *Celestica, Inc.   Canada           415,600    6,291
             Hitachi, Ltd.      Japan          1,548,000    9,330
             Toshiba Corp.      Japan          2,350,000    8,903
                                                          -------
                 Total                                     24,524
                                                          -------

             Telecommunication Services (7.4%)
             BCE, Inc.          Canada           430,910    9,637
             KT Corp., ADR      South Korea      385,100    7,344
             Nippon Telegraph
              & Telephone Corp. Japan              1,930    9,311
             Portugal Telecom
              SA                Portugal         468,980    4,721
             Telecom
              Corporation Of
              New Zealand. Ltd. New Zealand    2,441,800    8,609
             *Telefonica SA,
              ADR               Spain            251,528   11,114
             Telefonos de
              Mexico SA, ADR    Mexico           257,344    8,500
                                                          -------
                 Total                                     59,236
                                                          -------

             Transportation (3.3%)
             *British Airways
              PLC               United Kingdom 1,228,800    5,114
             Deutsche Post AG   Germany          700,810   14,427
             Nippon Express
              Co., Ltd.         Japan          1,478,000    6,978
                                                          -------
                 Total                                     26,519
                                                          -------

             Utilities (6.1%)
             E.On AG            Germany          146,700    9,609
             Endesa SA          Spain            431,810    8,306
             Hong Kong Electric
              Holdings, Ltd.    Hong Kong      1,549,500    6,127
             Iberdrola SA       Spain            387,080    7,651
             Korea Electric
              Power Corp.       South Korea      224,850    4,038
             Suez Lyonnaise     France           646,510   12,991
                                                          -------
                 Total                                     48,722
                                                          -------

                 Total Foreign Common Stock
                  (Cost: $625,460)                        766,868
                                                          -------

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


            Money Market                        Shares/     Value
            Investment (3.6%)          Country   $ Par    $ (000's)
            -------------------------------------------------------

            Autos (1.3%)
            Toyota Motor Credit Corp., United
             0.99%, 2/12/04            States  10,000,000    9,988
                                                           -------
                Total                                        9,988
                                                           -------

            Banks (1.1%)
            UBS Finance Delaware LLC,  United
             0.95%, 1/2/04             States   8,800,000    8,800
                                                           -------
                Total                                        8,800
                                                           -------

            Short Term Business Credit (1.2%)
            Transamerica Financial,    United
             1.05%, 1/16/04            States  10,000,000    9,995
                                                           -------
                Total                                        9,995
                                                           -------

                Total Money Market Investment
                 (Cost: $28,783)                            28,783
                                                           -------

                Total Investments (100.0%)
                 (Cost $654,243)(a)                        795,651
                                                           -------

                Other Assets, Less Liabilities (0.0%)           56
                                                           -------

                Total Net Assets (100.0%)                  795,707
                                                           -------

 ADR -- American Depository Receipt

* Non-Income Producing
(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $656,375 and the net unrealized appreciation of investments based on that cost was $139,276 which is comprised of $172,032 aggregate gross unrealized appreciations and $32,756 aggregate gross unrealized depreciation.


 Investment Percentage by Country:

                             United Kingdom  14.9%
                             Japan           10.4%
                             France           9.4%
                             Germany          8.3%
                             Netherlands      6.7%
                             Hong Kong        5.2%
                             Other           45.1%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

Franklin Templeton International Equity Portfolio

 AllianceBernstein Mid Cap Value Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and current Invest primarily in the equity securities of mid-sized $44 million
income.                                 companies that are believed to be undervalued.

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. Current income is a secondary objective. Management pursues these objectives by investing primarily in equities of mid-sized companies that are believed to be undervalued. In selecting investments, management looks for characteristics such as a strong financial position, a price/earnings ratio below major market indexes, and above average prospective earnings growth rates in earnings and dividends.

Since its inception date of May 1, 2003, the AllianceBernstein Mid Cap Value Portfolio had a return of 33.16%, compared with 39.41% for the Russell 2500 Index. Because the Russell 2500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio's underperformance relative to the Index resulted mainly from its emphasis on larger companies within the mid cap universe and on companies with strong earnings trends that are priced attractively relative to their current and potential earnings. During 2003, returns were concentrated in the smallest companies and in stocks with high price/earnings ratios, especially companies that are not profitable.

Absolute returns in the Portfolio were aided by holdings in cyclical industries, especially industrial resources and capital goods. Growing optimism about a rebound in non-residential construction aided returns for Texas Industries, a steel and concrete producer, and Terex Corporation, a diversified manufacturer of construction equipment. Optimism about a broad recovery in industrial activity drove strong returns in Reliance Steel and Aluminum, a metal service center, and FMC Corporation, a specialty chemical firm. Investments in American Axle, a producer of light truck axles principally for General Motors, and Federated Department Stores, the owner of Macy's and Bloomingdale's, also added to returns.

Detractors from returns were concentrated in technology and telecommunications equipment, where demand has been depressed. Tellabs, ADC Telecommunications, and Andrew Corporation all underperformed.

                                    [CHART]

                           Sector Allocation 12/31/03

                       Utilities                     7%
                       Short-Term Investments &
                          Other Net Assets           7%
                       Consumer Discretionary       18%
                       Consumer Staples              5%
                       Energy                        3%
                       Financials                   16%
                       Health Care                   5%
                       Industrials                  18%
                       Information Technology       11%
                       Materials                    10%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.
                                    [CHART]

Top 10 Equity Holdings 12/31/03

Company                                       % of Total Net Assets
Terex Corp.                                           2.0%
Fidelity National Financial, Inc.                     2.0%
Reliance Steel & Aluminum Co.                         1.9%
FMC Corp.                                             1.9%
Texas Industries, Inc.                                1.9%
Vishay Intertechnology, Inc.                          1.7%
Hughes Supply, Inc.                                   1.7%
Universal Corp.                                       1.7%
Tech Data Corp.                                       1.6%
American Axle & Manufacturing Holdings, Inc.          1.6%


                                    [CHART]

                              Relative Performance

            AllianceBernstein Mid
             Cap Value Portfolio       Russell 2500 Index
            ----------------------     ------------------
 5/03             $10,000                    $10,000
12/03              13,316                     13,941


                        Average Annual Total Return
                      For Periods Ended December 31, 2003
                                                        Since
                                                      Inception#
AllianceBernstein Mid Cap Value Portfolio              33.16%
Russell 2500 Index                                     39.41%

#inception date of 5/1/03, returns not annualized

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Index ranged from $286 billion to $117 million. The index cannot be invested in directly and does not include sales charges.

The Russell 2500 Index represents approximately 17% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $743 million; the median market capitalization was approximately $463 million. Market capitalization of companies in the Index ranged from $3.1 billion to $117 million.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                      AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                     Shares/   Value
          Common Stock (93.1%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Consumer Discretionary (18.5%)
          *American Axle & Manufacturing
           Holdings, Inc.                            17,500      707
          ArvinMeritor, Inc.                         27,100      654
          *AutoNation, Inc.                          31,000      569
          BorgWarner, Inc.                            7,200      613
          Brunswick Corp.                            20,000      637
          Federated Department Stores, Inc.          14,000      660
          Foot Locker, Inc.                          15,200      356
          Genuine Parts Co.                          10,300      342
          *Group 1 Automotive, Inc.                  15,600      565
          Jones Apparel Group, Inc.                  17,000      599
          *Office Depot, Inc.                        39,000      652
          *Park Place Entertainment Corp.            18,100      196
          The Reader's Digest Association, Inc. --
           Class A                                   35,200      516
          V. F. Corp.                                13,900      601
          *Zale Corp.                                 9,800      521
                                                               -----
              Total                                            8,188
                                                               -----

          Consumer Staples (4.9%)
          Corn Products International, Inc.          17,300      596
          Nu Skin Enterprises, Inc.                  13,200      226
          *Smithfield Foods, Inc.                    29,500      611
          Universal Corp.                            16,600      732
                                                               -----
              Total                                            2,165
                                                               -----

          Energy (2.5%)
          Kerr-McGee Corp.                           11,600      539
          *Seacor Smit, Inc.                         13,900      585
                                                               -----
              Total                                            1,124
                                                               -----

          Financials (15.9%)
          Astoria Financial Corp.                    17,000      632
          Banknorth Group, Inc.                      19,300      628
          Commercial Federal Corp.                   23,000      614
          Fidelity National Financial, Inc.          22,200      862
          Hibernia Corp. -- Class A                  24,000      564
          Popular, Inc.                              13,800      620
          Post Properties, Inc. (Reit)               20,000      558
          Sovereign Bancorp, Inc.                    27,600      656
          UnionBanCal Corp.                          12,000      690
          Washington Federal, Inc.                   20,000      568
          Whitney Holding Corp.                      15,100      619
                                                               -----
              Total                                            7,011
                                                               -----

          Health Care (4.9%)
          *Apogent Technologies, Inc.                25,000      576
          *Health Net, Inc.                          12,000      392
          *PacifiCare Health Systems, Inc.            9,100      615
          Universal Health Services, Inc. -- Class B 11,000      591
                                                               -----
              Total                                            2,174
                                                               -----

                                                 Shares/   Value
              Common Stock (93.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Industrials (18.5%)
              Cooper Industries, Ltd. -- Class A  12,000     695
              Deluxe Corp.                        13,800     570
              *Flowserve Corp.                    25,000     522
              Harsco Corp.                        14,200     622
              Hughes Supply, Inc.                 15,200     754
              Kennametal, Inc.                     7,900     314
              Lincoln Electric Holdings, Inc.     22,600     559
              *Mueller Industries, Inc.           19,600     673
              PACCAR, Inc.                         6,500     553
              Parker-Hannifin Corp.               10,600     631
              Reliance Steel & Aluminum Co.       25,000     831
              *Terex Corp.                        30,300     864
              Textron, Inc.                        9,600     548
                                                          ------
                  Total                                    8,136
                                                          ------

              Information Technology (10.8%)
              *Adaptec, Inc.                      73,500     649
              *ADC Telecommunications, Inc.      235,000     698
              *Andrew Corp.                       55,000     633
              *KEMET Corp.                        13,000     178
              *Tech Data Corp.                    18,000     714
              *Tellabs, Inc.                      70,000     590
              *Vishay Intertechnology, Inc.       33,200     761
              *Western Digital Corp.              46,000     542
                                                          ------
                  Total                                    4,765
                                                          ------

              Materials (10.4%)
              Ball Corp.                          10,900     649
              Crompton Corp.                      83,000     595
              *Cytec Industries, Inc.             13,500     518
              *FMC Corp.                          24,000     819
              MeadWestvaco Corp.                  18,000     536
              Peabody Energy Corp.                15,200     634
              Texas Industries, Inc.              22,000     814
                                                          ------
                  Total                                    4,565
                                                          ------

              Utilities (6.7%)
              Northeast Utilities                 32,800     662
              OGE Energy Corp.                    23,900     578
              PNM Resources, Inc.                 19,500     548
              Puget Energy, Inc.                  23,200     551
              WPS Resources Corp.                 12,900     596
                                                          ------
                  Total                                    2,935
                                                          ------
                  Total Common Stock
                   (Cost: $32,056)                        41,063
                                                          ------

AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


                                                  Shares/    Value
           Money Market Investment (6.6%)          $ Par   $ (000's)
           ---------------------------------------------------------

           Federal Government and Agencies (6.6%)
           Federal Home Loan Bank, 0.75%,
            1/7/04                               2,900,000   2,900
                                                            ------

               Total Money Market Investment
                (Cost: $2,900)                               2,900
                                                            ------

               Total Investments (99.7%)
                (Cost $34,956)(a)                           43,963
                                                            ------

               Other Assets, Less Liabilities
                (0.3%)                                         128
                                                            ------

               Total Net Assets (100.0%)                    44,091
                                                            ------

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $34,941 and the net unrealized appreciation of investments based on that cost was $9,022 which is comprised of $9,155 aggregate gross unrealized appreciations and $133 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      AllianceBernstein Mid Cap Value Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                  Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the    $343 million
cost-effective participation in broad  composition and returns of the S&P MidCap 400 Index.
market performance

The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Of the 400 stocks, 286 are listed on the New York Stock Exchange, 112 on NASDAQ, and 2 on the American Stock Exchange.

As of December 31, 2003, the 400 companies in the composite had a median market capitalization of $2.1 billion and total market value of $968 billion. For comparison, the 500 large stocks in the S&P 500 Index had a median market capitalization of $9.1 billion and total market value of $10,286 billion.

The Index 400 Portfolio provides participation in the performance of mid-sized companies in the U.S. equity market. The Portfolio continues to achieve its objective of matching the results of the S&P MidCap 400 Index before expenses. Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

                                    [CHART]

Sector Allocation 12/31/03

Health Care                                 12%
Industrials                                 12%
Information Technology                      16%
Materials                                    4%
Telecommunications & Other Holdings          5%
Utiliities                                   6%
Consumer Discretionary                      16%
Consumer Staples                             4%
Energy                                       6%
Financials                                  19%


Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.
                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                             % of Total Net Assets
M&T Bank Corp.                                              1.2%
Gilead Sciences, Inc.                                       1.2%
Lennar Corp. - Class A                                      0.8%
The Washington Post Co. - Class B                           0.7%
New York Community Bancorp, Inc.                            0.7%
Affiliated Computer Services, Inc. - Class A                0.7%
Sovereign Bancorp, Inc.                                     0.7%
Coach, Inc.                                                 0.7%
Microchip Technology, Inc.                                  0.7%
Mylan Laboratories, Inc.                                    0.7%


                                    [CHART]

                              Relative Performance

                 Index 400            S&P MidCap
              Stock Portfolio         400 index
              ---------------         ----------
 4/99             $10,000             $10,000
12/99              11,283              11,356
12/00              13,225              13,344
12/01              13,138              13,264
12/02              11,228              11,340
12/03              15,159              15,376


                     Average Annual Total Return
                  For Periods Ended December 31, 2003

                                                  Since
                                  1 Year        Inception*
Index 400 Stock Portfolio        35.01%           9.31%
S&P MidCap 400 Index             35.59%           9.64%

*inception date of 4/30/99

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2003, the 400 companies in the composite had median market capitalization of $2.1 billion and a total market value of $968 billion. The MidCap 400 represents approximately 5.8% of the market value of Compustat's database of about 11,477 equities. The index cannot be invested in directly and does not include sales charges.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (95.1%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (15.7%)
            *99 Cents Only Stores                   24,033     654
            *Abercrombie & Fitch Co. -- Class A     33,000     815
            *American Eagle Outfitters, Inc.        23,950     393
            Applebee's International, Inc.          18,700     734
            ArvinMeritor, Inc.                      23,150     558
            Bandag, Inc.                             6,500     268
            *Barnes & Noble, Inc.                   21,800     716
            Belo Corp. -- Class A                   38,400   1,088
            Blyth, Inc.                             15,500     499
            Bob Evans Farms, Inc.                   11,700     380
            Borders Group, Inc.                     26,100     572
            BorgWarner, Inc.                         9,100     774
            Boyd Gaming Corp.                       21,600     349
            *Brinker International, Inc.            32,750   1,086
            Callaway Golf Co.                       25,500     430
            *CarMax, Inc.                           34,900   1,079
            *Catalina Marketing Corp.               18,000     363
            CBRL Group, Inc.                        16,400     627
            *The Cheesecake Factory, Inc.           17,400     766
            *Chico's FAS, Inc.                      29,200   1,079
            Claire's Stores, Inc.                   33,000     622
            *Coach, Inc.                            61,300   2,315
            D.R. Horton, Inc.                       52,500   2,272
            *Dollar Tree Stores, Inc.               38,600   1,160
            *Emmis Communications Corp. --
             Class A                                18,400     498
            *Entercom Communications Corp. --
             Class A                                17,300     916
            Extended Stay America, Inc.             32,000     463
            Furniture Brands International, Inc.    18,800     551
            Gentex Corp.                            25,800   1,139
            GTECH Holdings Corp.                    19,600     970
            Harte-Hanks, Inc.                       29,950     651
            *Hovnanian Enterprises, Inc.            10,100     879
            International Speedway Corp. --Class A  18,000     804
            *Krispy Kreme Doughnuts, Inc.           19,700     721
            Lear Corp.                              22,700   1,392
            Lee Enterprises, Inc.                   15,100     659
            Lennar Corp. -- Class A                 26,600   2,555
            Mandalay Resort Group                   20,000     894
            Media General, Inc. -- Class A           7,900     514
            Michaels Stores, Inc.                   22,500     995
            Modine Manufacturing Co.                11,500     310
            *Mohawk Industries, Inc.                22,400   1,581
            *The Neiman Marcus Group, Inc. --
             Class A                                16,100     864
            *O'Reilly Automotive, Inc.              18,200     698
            Outback Steakhouse, Inc.                25,300   1,119
            *Park Place Entertainment Corp.        102,000   1,105
            *Payless ShoeSource, Inc.               22,942     307
            PETsMART, Inc.                          47,800   1,138
            Pier 1 Imports, Inc.                    30,300     662

                                                    Shares/   Value
           Common Stock (95.1%)                      $ Par  $ (000's)
           ----------------------------------------------------------

           Consumer Discretionary continued
           The Reader's Digest Association, Inc. --
            Class A                                  33,400     490
           *Rent-A-Center, Inc.                      27,700     828
           Ross Stores, Inc.                         51,800   1,369
           Ruby Tuesday, Inc.                        21,600     615
           *Saks, Inc.                               48,200     725
           *Scholastic Corp.                         13,300     453
           *Six Flags, Inc.                          31,300     235
           Superior Industries International, Inc.    9,000     392
           *The Timberland Co. -- Class A            12,000     625
           *Toll Brothers, Inc.                      24,700     982
           *Unifi, Inc.                              18,200     117
           The Washington Post Co. -- Class B         3,200   2,533
           *Westwood One, Inc.                       34,200   1,170
           *Williams-Sonoma, Inc.                    39,300   1,366
                                                             ------
               Total                                         53,884
                                                             ------

           Consumer Staples (4.4%)
           *BJ's Wholesale Club, Inc.                23,400     537
           Church & Dwight Co., Inc.                 13,600     539
           *Constellation Brands, Inc. -- Class A    35,300   1,162
           *Dean Foods Co.                           52,314   1,721
           The Dial Corp.                            32,400     922
           *Energizer Holdings, Inc.                 28,500   1,070
           Hormel Foods Corp.                        46,700   1,205
           Interstate Bakeries Corp.                 15,100     215
           The J.M. Smucker Co.                      16,896     765
           Lancaster Colony Corp.                    12,100     546
           Longs Drug Stores Corp.                   12,600     312
           Pepsiamericas, Inc.                       48,600     832
           Ruddick Corp.                             15,600     279
           Sensient Technologies Corp.               15,800     312
           *Smithfield Foods, Inc.                   36,800     762
           Tootsie Roll Industries, Inc.             17,532     631
           Tyson Foods, Inc. -- Class A             118,340   1,568
           Universal Corp.                            8,400     371
           Whole Foods Market, Inc.                  20,100   1,349
                                                             ------
               Total                                         15,098
                                                             ------

           Energy (6.1%)
           *Cooper Cameron Corp.                     18,500     862
           ENSCO International, Inc.                 50,600   1,375
           *FMC Technologies, Inc.                   22,269     519
           *Forest Oil Corp.                         18,000     514
           *Grant Prideco, Inc.                      41,000     534
           *Hanover Compressor Co.                   24,600     274
           Helmerich & Payne, Inc.                   16,900     472
           Murphy Oil Corp.                          31,000   2,024
           *National-Oilwell, Inc.                   28,700     642
           Noble Energy, Inc.                        19,100     849
           Overseas Shipholding Group, Inc.          11,700     398
           *Patterson-UTI Energy, Inc.               27,300     899

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                 Shares/   Value
              Common Stock (95.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Energy continued
              *Pioneer Natural Resources Co.      39,800   1,271
              Pogo Producing Co.                  21,500   1,038
              *Pride International, Inc.          45,600     850
              *Smith International, Inc.          33,800   1,403
              Tidewater, Inc.                     20,500     613
              Valero Energy Corp.                 38,600   1,789
              *Varco International, Inc.          32,862     678
              *Weatherford International, Ltd.    44,300   1,595
              Western Gas Resources, Inc.         11,200     529
              XTO Energy, Inc.                    62,033   1,756
                                                          ------
                  Total                                   20,884
                                                          ------

              Financials (19.3%)
              A.G. Edwards, Inc.                  26,900     975
              *Allmerica Financial Corp.          17,900     551
              AMB Property Co.                    27,600     907
              American Financial Group, Inc.      23,500     622
              *Americredit Corp.                  52,800     841
              Amerus Group, Co.                   13,200     462
              Arthur J. Gallagher & Co.           30,600     994
              Associated Banc-Corp.               24,809   1,058
              Astoria Financial Corp.             27,200   1,012
              Bank of Hawaii Corp.                19,800     836
              Banknorth Group, Inc.               54,400   1,770
              Brown & Brown, Inc.                 23,100     753
              City National Corp.                 16,400   1,019
              The Colonial Bancgroup, Inc.        42,000     727
              Commerce Bancorp, Inc.              25,300   1,333
              Compass Bancshares, Inc.            42,400   1,667
              Cullen/Frost Bankers, Inc.          17,400     706
              *E*TRADE Group, Inc.               122,300   1,547
              Eaton Vance Corp.                   23,300     854
              Everest Re Group, Ltd.              18,700   1,582
              Fidelity National Financial, Inc.   49,650   1,925
              The First American Corp.            26,200     780
              Firstmerit Corp.                    28,500     769
              GATX Corp.                          16,600     464
              Greater Bay Bancorp                 17,600     501
              GreenPoint Financial Corp.          46,350   1,637
              HCC Insurance Holdings, Inc.        21,500     684
              Hibernia Corp. -- Class A           52,700   1,239
              Highwoods Properties, Inc.          17,900     455
              Horace Mann Educators Corp.         14,400     201
              Hospitality Properties Trust        21,100     871
              Independence Community Bank Corp.   18,500     665
              IndyMac Bancorp, Inc.               18,700     557
              *Investment Technology Group, Inc.  16,000     258
              Investors Financial Services Corp.  22,000     845
              LaBranche & Co., Inc.               20,100     235
              Legg Mason, Inc.                    22,200   1,713
              Leucadia National Corp.             23,900   1,102
              Liberty Property Trust              26,800   1,043
              M&T Bank Corp.                      40,400   3,970
              Mack-Cali Realty Corp.              19,600     816
              Mercantile Bankshares Corp.         26,800   1,222
              *The Mony Group, Inc.               15,900     498

                                                 Shares/   Value
              Common Stock (95.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Financials continued
              National Commerce Financial Corp.   69,025   1,883
              New Plan Excel Realty Trust, Inc.   32,900     812
              New York Community Bancorp, Inc.    65,941   2,508
              *Ohio Casualty Corp.                20,600     358
              Old Republic International Corp.    61,200   1,552
              The PMI Group, Inc.                 31,700   1,180
              Protective Life Corp.               23,300     788
              Provident Financial Group, Inc.     16,500     527
              Radian Group, Inc.                  31,600   1,541
              Raymond James Financial, Inc.       16,400     618
              SEI Investments Co.                 35,400   1,079
              *Silicon Valley Bancshares          11,700     422
              Sovereign Bancorp, Inc.             98,600   2,341
              Stancorp Financial Group, Inc.       9,800     616
              TCF Financial Corp.                 24,100   1,238
              United Dominion Realty Trust, Inc.  42,600     818
              Unitrin, Inc.                       22,800     944
              W.R. Berkley Corp.                  28,100     982
              Waddell & Reed Financial, Inc. --
               Class A                            27,900     655
              Washington Federal, Inc.            23,500     667
              Webster Financial Corp.             15,400     706
              Westamerica Bancorporation          11,000     547
              Wilmington Trust Corp.              22,300     803
                                                          ------
                  Total                                   66,251
                                                          ------

              Health Care (11.8%)
              *Advancepcs                         31,100   1,638
              *Apogent Technologies, Inc.         31,100     717
              *Apria Healthcare Group, Inc.       17,200     490
              *Barr Laboratories, Inc.            22,600   1,739
              Beckman Coulter, Inc.               20,600   1,047
              *Charles River Laboratories         15,400     529
              *Community Health Systems, Inc.     33,300     885
              *Covance, Inc.                      20,800     557
              *Coventry Health Care, Inc.         20,200   1,303
              *Cytyc Corp.                        37,000     509
              DENTSPLY International, Inc.        26,650   1,204
              *Edwards Lifesciences Corp.         20,900     629
              *First Health Group Corp.           32,000     623
              *Gilead Sciences, Inc.              68,000   3,953
              *Health Net, Inc.                   39,200   1,282
              *Henry Schein, Inc.                 14,700     993
              Hillenbrand Industries, Inc.        20,900   1,297
              *IVAX Corp.                         66,025   1,577
              *Lifepoint Hospitals, Inc.          13,100     386
              *Lincare Holdings, Inc.             33,200     997
              *Millennium Pharmaceuticals, Inc.  100,900   1,884
              Mylan Laboratories, Inc.            90,600   2,288
              Omnicare, Inc.                      34,200   1,381
              Oxford Health Plans, Inc.           28,000   1,218
              *PacifiCare Health Systems, Inc.    14,000     946
              *Patterson Dental Co.               23,000   1,476
              Perrigo Co.                         23,600     371
              *Pharmaceutical Resources, Inc.     11,400     743
              *Protein Design Labs, Inc.          31,600     566

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                     Shares/   Value
          Common Stock (95.1%)                        $ Par  $ (000's)
          ------------------------------------------------------------

          Health Care continued
          *Sepracor, Inc.                            28,600      684
          *Sicor, Inc.                               40,200    1,093
          *STERIS Corp.                              23,400      529
          *Triad Hospitals, Inc.                     25,439      846
          Universal Health Services, Inc. -- Class B 19,600    1,053
          Valeant Pharmaceuticals International Co.  28,100      707
          *Varian Medical Systems Inc.               23,100    1,596
          *Vertex Pharmaceuticals, Inc.              26,000      266
          *VISX, Inc.                                16,200      375
                                                              ------
              Total                                           40,377
                                                              ------

          Industrials (11.5%)
          *AGCO Corp.                                25,400      512
          *Alaska Air Group, Inc.                     9,000      246
          Alexander & Baldwin, Inc.                  14,000      472
          ALLETE, Inc.                               29,200      894
          AMETEK, Inc.                               11,200      541
          Banta Corp.                                 8,600      348
          The Brink's Co.                            18,300      414
          C.H. Robinson Worldwide, Inc.              28,600    1,084
          *Career Education Corp.                    33,500    1,342
          Carlisle Companies, Inc.                   10,400      633
          *ChoicePoint, Inc.                         29,000    1,105
          CNF, Inc.                                  16,800      570
          *Copart, Inc.                              30,300      500
          *Corinthian Colleges, Inc.                 14,800      822
          *DeVry, Inc.                               23,600      593
          Donaldson Co., Inc.                        14,600      864
          *The Dun & Bradstreet Corp.                24,900    1,263
          *Dycom Industries, Inc.                    16,200      434
          *Education Management Corp.                24,000      745
          *EGL, Inc.                                 15,900      279
          Expeditors International of Washington,
           Inc.                                      35,300    1,329
          Fastenal Co.                               25,600    1,278
          Federal Signal Corp.                       16,200      284
          *Flowserve Corp.                           18,700      390
          Graco, Inc.                                15,500      622
          Granite Construction, Inc.                 14,000      329
          Harsco Corp.                               13,700      600
          Herman Miller, Inc.                        24,600      597
          Hon Industries, Inc.                       19,500      845
          Hubbell, Inc. -- Class B                   20,100      886
          *J.B. Hunt Transport Services, Inc.        26,700      721
          *Jacobs Engineering Group, Inc.            18,700      898
          *Jetblue Airways Corp.                     34,250      908
          Kelly Services, Inc. -- Class A            12,000      342
          Kennametal, Inc.                           11,900      473
          *Korn/Ferry International                  12,700      169
          *L-3 Communications Holdings, Inc.         32,500    1,668
          Manpower, Inc.                             26,200    1,233
          Nordson Corp.                              11,400      394
          Pentair, Inc.                              16,700      763
          Precision Castparts Corp.                  20,800      945
          *Quanta Services, Inc.                     39,400      288
          Republic Services, Inc.                    54,200    1,389
          Rollins, Inc.                              15,250      344

                                                   Shares/   Value
           Common Stock (95.1%)                     $ Par  $ (000's)
           ---------------------------------------------------------

           Industrials continued
           *Sequa Corp. -- Class A                   3,500     172
           *Sotheby's Holdings, Inc. -- Class A     20,800     284
           *SPX Corp.                               25,900   1,523
           *Stericycle, Inc.                        14,200     663
           *Swift Transportation Co., Inc.          28,200     593
           *Sylvan Learning Systems, Inc.           14,519     418
           Tecumseh Products Co. -- Class A          6,200     300
           Teleflex, Inc.                           13,400     648
           Trinity Industries, Inc.                 15,600     481
           *United Rentals, Inc.                    26,000     501
           *Valassis Communications, Inc.           17,600     517
           Viad Corp.                               29,800     745
           Werner Enterprises, Inc.                 26,950     525
           York International Corp.                 13,400     493
                                                            ------
               Total                                        39,219
                                                            ------

           Information Technology (15.5%)
           *3Com Corp.                             124,400   1,016
           *Activision, Inc.                        29,700     541
           *Acxiom Corp.                            28,800     535
           ADTRAN, Inc.                             26,000     806
           *Advanced Fibre Communications, Inc.     28,900     582
           *Advent Software, Inc.                   11,000     192
           *Affiliated Computer Services, Inc. --
            Class A                                 44,900   2,445
           *Arrow Electronics, Inc.                 34,000     787
           *Ascential Software Corp.                19,675     510
           *Atmel Corp.                            158,300     951
           *Avnet, Inc.                             40,400     875
           *Avocent Corp.                           15,700     573
           *The BISYS Group, Inc.                   40,500     603
           *Cabot Microelectronics Corp.             8,292     406
           *Cadence Design Systems, Inc.            91,700   1,649
           CDW Corp.                                27,900   1,612
           *Ceridian Corp.                          50,000   1,047
           Certegy, Inc.                            22,400     735
           *Checkfree Corp.                         26,800     741
           *Commscope, Inc.                         20,000     327
           *Credence Systems Corp.                  21,300     280
           *Cree, Inc.                              24,700     437
           *CSG Systems International, Inc.         17,700     221
           *Cypress Semiconductor Corp.             40,000     854
           Diebold, Inc.                            24,500   1,320
           *DST Systems, Inc.                       28,200   1,178
           Fair, Isaac And Co., Inc.                16,300     801
           *Fairchild Semiconductor International,
            Inc. -- Class A                         39,600     989
           *Gartner, Inc.                           42,900     485
           Harris Corp.                             22,400     850
           Imation Corp.                            12,000     422
           *Integrated Device Technology, Inc.      35,200     604
           *Integtated Circuit Systems, Inc.        23,500     670
           *International Rectifier Corp.           21,700   1,072
           *Internet Security Systems, Inc.         16,800     316
           Intersil Corp. -- Class A                46,700   1,160
           Jack Henry & Associates, Inc.            29,700     611

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                    Shares/   Value
           Common Stock (95.1%)                      $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology continued
           *Keane, Inc.                             21,500      315
           *KEMET Corp.                             29,200      400
           *Lam Research Corp.                      42,800    1,382
           *Lattice Semiconductor Corp.             38,000      368
           *LTX Corp.                               16,700      251
           *Macromedia, Inc.                        21,100      376
           *Macrovision Corp.                       16,500      373
           *McDATA Corp. -- Class A                 38,700      369
           *Mentor Graphics Corp.                   23,200      337
           *Micrel, Inc.                            31,200      486
           Microchip Technology, Inc.               69,212    2,309
           *MPS Group, Inc.                         34,400      322
           National Instruments Corp.               17,400      791
           *Network Associates, Inc.                54,200      815
           *Newport Corp.                           13,100      217
           *Plantronics, Inc.                       14,800      483
           *Plexus Corp.                            14,400      247
           *Polycom, Inc.                           33,400      652
           *Powerwave Technologies, Inc.            21,300      163
           *Quantum Corp. -- DLT & Storage
            Systems                                 59,800      187
           *Retek, Inc.                             18,200      169
           The Reynolds And Reynolds Co. --
            Class A                                 23,000      668
           *RF Micro Devices, Inc.                  62,200      625
           *RSA Security, Inc.                      19,800      281
           *SanDisk Corp.                           26,300    1,608
           *Semtech Corp.                           24,800      564
           *Silicon Laboratories, Inc.              16,600      717
           *Storage Technology Corp.                37,000      953
           *Sybase, Inc.                            32,000      659
           *Synopsys, Inc.                          52,400    1,769
           *Tech Data Corp.                         19,100      758
           *The Titan Corp.                         27,100      591
           *Transaction Systems Architects, Inc. --
            Class A                                 12,000      272
           *TriQuint Semiconductor, Inc.            45,311      320
           *Varian, Inc.                            11,500      480
           *Vishay Intertechnology, Inc.            53,887    1,234
           *Wind River Systems, Inc.                28,400      249
           *Zebra Technologies Corp. -- Class A     15,900    1,055
                                                             ------
               Total                                         53,018
                                                             ------

           Materials (4.2%)
           Airgas, Inc.                             24,800      533
           Albemarle Corp.                          13,900      417
           Arch Coal, Inc.                          17,700      552
           Bowater, Inc.                            18,700      867
           Cabot Corp.                              20,800      662
           Carpenter Technology Corp.                7,500      222
           Crompton Corp.                           37,563      269
           *Cytec Industries, Inc.                  13,200      507
           Ferro Corp.                              13,800      375
           *FMC Corp.                               11,900      406
           IMC Global, Inc.                         38,900      386
           *Longview Fibre Co.                      17,200      212
           The Lubrizol Corp.                       17,400      566

                                                 Shares/   Value
              Common Stock (95.1%)                $ Par  $ (000's)
              ----------------------------------------------------

              Materials continued
              Lyondell Chemical Co.              58,700       996
              Martin Marietta Materials, Inc.    16,500       775
              Minerals Technologies, Inc.         6,800       403
              Olin Corp.                         19,700       395
              P.H. Glatfelter Co.                14,800       184
              Packaging Corp. of America         35,200       769
              Peabody Energy Corp.               18,300       763
              Potlatch Corp.                      9,700       337
              Rayonier, Inc.                     14,200       589
              RPM, Inc.                          39,000       642
              *The Scotts Co. -- Class A         10,700       633
              Sonoco Products Co.                32,700       805
              The Valspar Corp.                  17,000       841
              Wausau-Mosinee Paper Corp.         17,400       235
                                                          -------
                  Total                                    14,341
                                                          -------

              Telecommunication Services (0.5%)
              *Cincinnati Bell, Inc.             82,500       417
              *Price Communications Corp.        18,300       251
              Telephone And Data Systems, Inc.   19,400     1,213
                                                          -------
                  Total                                     1,881
                                                          -------

              Utilities (6.1%)
              AGL Resources, Inc.                21,500       626
              Alliant Energy Corp.               37,300       929
              *Aquila, Inc.                      65,900       223
              Black Hills Corp.                  10,800       322
              DPL, Inc.                          42,700       892
              Duquesne Light Holdings, Inc.      25,300       464
              Energy East Corp.                  49,200     1,102
              Equitable Resources, Inc.          21,000       901
              Great Plains Energy, Inc.          23,400       745
              Hawaiian Electric Industries, Inc. 12,700       602
              IDACORP, Inc.                      12,900       386
              MDU Resources Group, Inc.          38,200       910
              National Fuel Gas Co.              27,500       672
              Northeast Utilities                45,100       910
              NSTAR                              17,900       868
              OGE Energy Corp.                   28,800       697
              ONEOK, Inc.                        32,000       707
              Pepco Holdings, Inc.               57,700     1,127
              Philadelphia Suburban Corp.        29,450       651
              PNM Resources, Inc.                13,600       382
              Puget Energy, Inc.                 31,800       756
              Questar Corp.                      28,000       984
              SCANA Corp.                        37,500     1,283
              *Sierra Pacific Resouces           39,581       291
              Vectren Corp.                      25,200       621
              Westar Energy, Inc.                24,400       494
              WGL Holdings, Inc.                 16,400       456
              Wisconsin Energy Corp.             39,600     1,324
              WPS Resources Corp.                12,200       564
                                                          -------
                  Total                                    20,889
                                                          -------

                  Total Common Stock
                   (Cost: $281,175)                       325,842
                                                          -------

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                    Shares/    Value
         Money Market Investment (4.9%)              $ Par   $ (000's)
         -------------------------------------------------------------

         Autos (1.5%)
         (b)Toyota Motor Credit Corp.,
          1.02%, 2/12/04                           5,000,000    4,994
                                                              -------
             Total                                              4,994
                                                              -------

         Banks (1.2%)
         (b)UBS Finance Delaware LLC,
          0.95%, 1/2/04                            4,200,000    4,200
                                                              -------
             Total                                              4,200
                                                              -------

         Federal Government and Agencies (0.4%)
         (b)Federal Home Loan Mortgage Co.,
          1.065%, 2/5/04                           1,500,000    1,498
                                                              -------
             Total                                              1,498
                                                              -------

         Short Term Business Credit (1.8%)
         (b)Transamerica Financial, 1.05%, 1/16/04 6,000,000    5,998
                                                              -------
             Total                                              5,998
                                                              -------

             Total Money Market Investment
              (Cost: $16,690)                                  16,690
                                                              -------

             Total Investments (100.0%)
              (Cost $297,865)(a)                              342,532
                                                              -------

             Other Assets, Less Liabilities
              (0.0%)                                              (32)
                                                              -------

             Total Net Assets (100.0%)                        342,500
                                                              -------

 *Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $300,358 and the net unrealized appreciation of investments based on that cost was $42,174 which is comprised of $65,112 aggregate gross unrealized appreciations and $22,938 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                     Unrealized
                                                    Appreciation/
                               Number of Expiration Depreciation
               Issuer (000's)  Contracts    Date       (000's)
               --------------------------------------------------
               MidCap 400
                Index Futures     57        3/04        $437
               (Total Notional
                Value at
                12/31/03
                $15,981)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                      Index 400 Stock Portfolio

 Janus Capital Appreciation Portfolio


--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                                   Net Assets:
Long-term growth of capital Invest in equity securities selected for their growth $37 million potential.

The Janus Capital Appreciation Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential; the main emphasis is on large-capitalization stocks. The Portfolio is managed using a "bottom up" approach, which means that holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors.

From its inception date of May 1, 2003, through December 31, 2003, the Portfolio had a return of 19.90%. This compares to a return of 22.82% for its benchmark, the S&P 500 Index. The Portfolio's underperformance relative to the Index resulted mainly from individual stock selection. Detractors included apparel and housewares retailer Kohl's, which slumped amid concerns over the continued purchasing power of consumers. Independent oil and gas exploration concern Anadarko Petroleum underperformed, as did deep-discount retailer Dollar Tree Stores. Also lagging were Finnish wireless handset manufacturer Nokia and multi-faceted entertainment company Viacom, which counts CBS Television and Nickelodeon among its holdings.

On the positive side, one of the leaders of the broad Nasdaq rally was the Portfolio's pacesetter - innovative biotechnology interest Genentech, which tapped its strong research and development pipeline. Other standouts included health insurance interest UnitedHealth Group, which launched an acquisition of health maintenance organization operator Mid-Atlantic Medical Services, and videogame creator Electronic Arts. Additional gains were supplied by wireless telecommunications service provider Nextel Communications, and manufacturing conglomerate 3M, which produces products ranging from sticky Post-It notepads to sophisticated drug delivery systems.

While sector decisions for this Portfolio are determined mainly by extensive company-level research, sector analysis offers some insight into the Portfolio's performance. Powered by companies such as Genentech, the healthcare sector led all others on an absolute basis. The information technology area followed with standouts such as Nextel Communications leading the way. Aiding performance was the Portfolio's overweight position in both sectors, relative to the S&P 500 Index.

                                    [CHART]

            Sector Allocation 12/31/03

Consumer Staples                             4%
Consumer Discretionary                      17%
Energy                                       2%
Financials                                  17%
Health Care                                 20%
Industrials                                  5%
Short-Term Investments & Other Net Assets    2%
Information Technology                      27%
Telecommunication Services                   2%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                        % of Total Net Assets
UnitedHealth Group, Inc.                                  7.0%
Microsoft Corp.                                           4.7%
Genentech, Inc.                                           4.6%
Bank of America Corp.                                     4.3%
Electronic Arts, Inc.                                     4.3%
Nextel Communications, Inc. - Class A                     3.8%
Aetna, Inc.                                               3.7%
Applied Materials, Inc.                                   3.7%
The Goldman Sachs Group, Inc.                             3.4%
Wells Fargo & Co.                                         3.3%


                                    [CHART]

                          Relative Performance

            Janus Capital Appreciation
                   Portfolio               S&P 500 Index
            --------------------------     -------------
 5/03               $10,000                   $10,000
12/03                11,990                    12,282


                        Average Annual Total Return
                      For Periods Ended December 31, 2003
                                                          Since
                                                        Inception#
Janus Capital Appreciation Portfolio                      19.90%
S&P 500 Index                                             22.82%

#inception date of 5/1/03, returns not annualized

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (97.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (17.4%)
            *Advance Auto Parts, Inc.               7,140      581
            *Amazon.com, Inc.                      15,725      828
            *Dollar Tree Stores, Inc.              13,710      412
            *eBay, Inc.                            18,000    1,162
            *EchoStar Communications Corp.         27,905      949
            *Kohl's Corp.                          10,325      464
            NIKE, Inc. -- Class B                  16,515    1,131
            Outback Steakhouse, Inc.                3,385      150
            *Time Warner, Inc.                     39,045      702
                                                             -----
                Total                                        6,379
                                                             -----

            Consumer Staples (4.1%)
            *Energizer Holdings, Inc.              14,535      546
            The Procter & Gamble Co.                9,580      957
                                                             -----
                Total                                        1,503
                                                             -----

            Energy (1.5%)
            Murphy Oil Corp.                        8,615      563
                                                             -----
                Total                                          563
                                                             -----

            Financials (17.1%)
            The Allstate Corp.                     17,160      738
            Bank of America Corp.                  19,725    1,586
            *Berkshire Hathaway, Inc.                 135      380
            The Goldman Sachs Group, Inc.          12,555    1,240
            SLM Corp.                              29,580    1,115
            Wells Fargo & Co.                      20,680    1,218
                                                             -----
                Total                                        6,277
                                                             -----

            Health Care (19.9%)
            Aetna, Inc.                            19,850    1,341
            *Anthem, Inc.                           4,625      347
            *Forest Laboratories, Inc.             11,710      724
            *Genentech, Inc.                       18,020    1,686
            *Invitrogen Corp.                       5,755      403
            UnitedHealth Group, Inc.               44,280    2,576
            *WellPoint Health Networks, Inc. --
             Class A                                2,445      237
                                                             -----
                Total                                        7,314
                                                             -----

            Industrials (4.8%)
            3M Co.                                 12,760    1,085
            United Parcel Service, Inc. -- Class B  8,910      664
                                                             -----
                Total                                        1,749
                                                             -----

                                                  Shares/    Value
           Common Stock (97.7%)                    $ Par   $ (000's)
           ---------------------------------------------------------

           Information Technology (27.2%)
           *Apple Computer, Inc.                    39,890     852
           *Applied Materials, Inc.                 59,705   1,340
           *Cisco Systems, Inc.                     33,850     822
           *Electronic Arts, Inc.                   33,130   1,584
           *KLA-Tencor Corp.                        19,555   1,147
           Microsoft Corp.                          63,045   1,737
           Nokia Corp., ADR                         22,885     389
           *NVIDIA Corp.                            21,520     500
           *Synopsys, Inc.                          11,600     392
           Texas Instruments, Inc.                  25,530     750
           *Yahoo!, Inc.                            11,270     509
                                                            ------
               Total                                        10,022
                                                            ------

           Telecommunication Services (5.7%)
           *Nextel Communications, Inc. --
            Class A                                 50,185   1,408
           Vodafone Group PLC, ADR                  27,395     686
                                                            ------
               Total                                         2,094
                                                            ------

               Total Common Stock
                (Cost: $30,263)                             35,901
                                                            ------

           Money Market Investment (12.0%)
           ---------------------------------------------------------

           Federal Government and Agencies (12.0%)
           Federal Home Loan Mortgage,
            1.01%, 1/8/04                        4,400,000   4,399
                                                            ------

               Total Money Market Investment
                (Cost: $4,399)                               4,399
                                                            ------

               Total Investments (109.7%)
                (Cost $34,662)(a)                           40,300
                                                            ------

               Other Assets, Less Liabilities
                (-9.7%)                                     (3,570)
                                                            ------

               Total Net Assets (100.0%)                    36,730
                                                            ------

* Non-Income Producing

ADR-- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $34,670 and the net unrealized appreciation of investments based on that cost was $5,630 which is comprised of $5,811 aggregate gross unrealized appreciations and $181 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                           Janus Capital Appreciation Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                     Net Assets:
Long-term appreciation of capital with Hold a diversified mix of high quality growth stocks of $666 million
moderate risk                          medium and large companies with above-average potential
                                       for earnings growth.

The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with strong positions in their markets whose stock prices do not reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the Portfolio's risk profile.

For 2003, the Growth Stock Portfolio had a return of 18.94%, well below the S&P 500 Index, which had a return of 28.67%. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The underperformance resulted from a combination of sector weights and individual stock selection. The Portfolio's traditional emphasis on high quality names with steady, modest growth, a strategy that contributed to above-average performance in the 2000-2002 period, when the market was down, resulted in poor relative performance during the cyclical recovery experienced during 2003. Most importantly, several of the largest holdings in the Portfolio at the end of the previous year, such as Harley-Davidson, Kohl's and Newell Rubbermaid, have significantly underperformed the market during 2003. These holdings have been reduced or eliminated, replaced with new positions such as Teva Pharmaceuticals, a leading producer of generic drugs, and Gilead Sciences, a biotechnology company. In addition, diversification has been increased during the year, with the number of holdings increased by approximately 12%; the ten largest holdings now represent 24.6% of net asset value, compared with 26.9% at the end of 2002.

Relative to the S&P 500 Index, the Portfolio began the year with an underweight in Information Technology, which proved to be the strongest sector for the year. Some holdings within this sector, including Intel, Cisco and Texas Instruments, were among the best performers in the Portfolio. Also positive for performance was Fortune Brands, a position in the Consumer Discretionary sector that has been increased significantly.

                                      [CHART]

            Sector Allocation 12/31/03

Energy                                       5%
Financials                                  15%
Health Care                                 15%
Industrials                                  5%
Short-Term Investments & Other Net Assets    6%
Telecommunication Services/Other Holdings    3%
Information Technology                      23%
Materials                                    2%
Consumer Discretionary                      17%
Consumer Staples                            9%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/03

Company                                 % of Total Net Assets
Microsoft Corp.                               3.8%
Intel Corp.                                   2.8%
Pfizer, Inc.                                  2.7%
Citigroup, Inc.                               2.5%
Medtronic, Inc.                               2.5%
General Electric Co.                          2.2%
Fortune Brands, Inc.                          2.1%
Wal-Mart Stores, Inc.                         2.1%
International Business Machines Corp.         2.0%
Target Corp.                                  1.9%


                                    [CHART]

                         Relative Performance

             Growth Stock Portfolio  S&P 500 Index
             ----------------------  --------------
 5/94                $10,000           $10,000
12/94                 10,155            10,344
12/95                 13,285            14,226
12/96                 16,063            17,490
12/97                 20,858            23,322
12/98                 26,425            29,986
12/99                 32,369            36,294
12/00                 31,563            32,992
12/01                 27,077            29,072
12/02                 21,436            22,650
12/03                 25,497            29,144


--------------------------------------------------------
               Average Annual Total Return
            For Periods Ended December 31, 2003

                                                Since
                         1 Year    5 Years    Inception*
--------------------------------------------------------
Growth Stock Portfolio   18.94%    -0.71%       10.17%
S&P 500 Index            28.67%    -0.57%       11.70%
--------------------------------------------------------
*inception date of 5/03/94


The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of the Portfolio's operations). Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Growth Stock Portfolio

 Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                 Shares/   Value
              Common Stock (95.6%)                $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary (17.2%)
              *Bed Bath & Beyond, Inc.           157,700    6,836
              Best Buy Co., Inc.                  65,700    3,432
              *Comcast Corp. -- Class A          117,084    3,849
              Fortune Brands, Inc.               196,100   14,020
              Gannett Co., Inc.                   36,500    3,254
              Harley-Davidson, Inc.              194,200    9,230
              *InterActiveCorp                    92,200    3,128
              *Kohl's Corp.                      197,600    8,880
              Lowe's Companies, Inc.             114,800    6,359
              McDonald's Corp.                   194,100    4,820
              The McGraw-Hill Companies, Inc.    120,500    8,425
              Target Corp.                       334,400   12,842
              *Time Warner, Inc.                 383,500    6,899
              Tribune Co.                        161,300    8,323
              Viacom, Inc. -- Class B            185,000    8,210
              Wendy's International, Inc.        158,300    6,212
                                                          -------
                  Total                                   114,719
                                                          -------

              Consumer Staples (9.2%)
              Altria Group, Inc.                 146,200    7,956
              Anheuser-Busch Companies, Inc.      89,700    4,725
              The Coca-Cola Co.                  125,000    6,344
              Colgate-Palmolive Co.               86,500    4,329
              *Dean Foods Co.                    182,200    5,989
              PepsiCo, Inc.                      209,100    9,748
              Wal-Mart Stores, Inc.              261,000   13,847
              Walgreen Co.                       233,300    8,487
                                                          -------
                  Total                                    61,425
                                                          -------

              Energy (4.9%)
              ConocoPhillips                     145,808    9,561
              EOG Resources, Inc.                150,900    6,967
              Exxon Mobil Corp.                  277,634   11,382
              *Nabors Industries, Ltd.            53,200    2,208
              *Noble Corp.                        68,300    2,444
                                                          -------
                  Total                                    32,562
                                                          -------

              Financials (15.0%)
              American Express Co.               185,300    8,937
              American International Group, Inc. 115,000    7,622
              Citigroup, Inc.                    346,900   16,838
              Fifth Third Bancorp                125,950    7,444
              The Goldman Sachs Group, Inc.       88,400    8,728
              Lehman Brothers Holdings, Inc.     123,300    9,521
              Morgan Stanley                     190,500   11,024
              Principal Financial Group, Inc.    280,300    9,270
              Prudential Financial, Inc.         119,700    5,000
              Wachovia Corp.                      69,900    3,257
              Wells Fargo & Co.                  208,600   12,284
                                                          -------
                  Total                                    99,925
                                                          -------

                                                   Shares/   Value
            Common Stock (95.6%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Health Care (15.2%)
            Abbott Laboratories                    147,400    6,869
            AmerisourceBergen Corp.                100,700    5,654
            *Amgen, Inc.                           161,300    9,968
            *Boston Scientific Corp.                76,800    2,823
            Eli Lilly and Co.                      120,600    8,482
            *Forest Laboratories, Inc.             122,800    7,589
            *Gilead Sciences, Inc.                  51,500    2,994
            Johnson & Johnson                      147,500    7,620
            Medtronic, Inc.                        336,400   16,352
            Pfizer, Inc.                           510,150   18,024
            Teva Pharmaceutical Ind Spon ADR       178,800   10,140
            UnitedHealth Group, Inc.                81,800    4,759
                                                            -------
                Total                                       101,274
                                                            -------

            Industrials (5.4%)
            *American Standard Companies, Inc.     121,900   12,275
            FedEx Corp.                            141,300    9,538
            General Electric Co.                   465,200   14,412
                                                            -------
                Total                                        36,225
                                                            -------

            Information Technology (23.3%)
            *Affiliated Computer Services, Inc. --
             Class A                                61,300    3,338
            Analog Devices, Inc.                   114,300    5,218
            *Applied Materials, Inc.               211,700    4,753
            *ASML Holding N.V.                     197,600    3,962
            *Broadcom Corp. -- Class A              91,900    3,133
            *Cisco Systems, Inc.                   477,500   11,598
            *Dell, Inc.                            188,200    6,391
            *Electronic Arts, Inc.                  21,500    1,027
            *EMC Corp.                             269,600    3,483
            First Data Corp.                       216,200    8,884
            *Fiserv, Inc.                          163,062    6,443
            Hewlett-Packard Co.                    448,100   10,293
            Intel Corp.                            580,300   18,686
            International Business Machines Corp.  144,200   13,364
            *Intuit, Inc.                           86,500    4,577
            Microsoft Corp.                        923,700   25,438
            Nokia Corp., ADR                       417,500    7,098
            *NVIDIA Corp.                          146,400    3,404
            *Taiwan Semiconductor, ADR             482,500    4,941
            Texas Instruments, Inc.                282,400    8,297
                                                            -------
                Total                                       154,328
                                                            -------

            Materials (2.3%)
            Air Products and Chemicals, Inc.       154,800    8,179
            Ecolab, Inc.                           132,900    3,637
            PPG Industries, Inc.                    59,300    3,796
                                                            -------
                Total                                        15,612
                                                            -------

                                                         Growth Stock Portfolio

 Growth Stock Portfolio


                                                Shares/      Value
             Common Stock (95.6%)                $ Par     $ (000's)
             -------------------------------------------------------
             Other Holdings (1.9%)
             *Nasdaq-100 Trust, Series 1           79,500     2,895
             *Semiconductor Holders Trust         233,400     9,663
                                                            -------
                 Total                                       12,558
                                                            -------

             Telecommunication Services (1.2%)
             Vodafone Group PLC, ADR              314,700     7,880
                                                            -------
                 Total                                        7,880
                                                            -------

                 Total Common Stock
                  (Cost: $556,781)                          636,508
                                                            -------

             Money Market Investment (4.0%)
             -------------------------------------------------------

             Banks (0.4%)
             UBS Finance Delaware LLC,
              0.95%, 1/2/04                     2,400,000     2,400
                                                            -------

                 Total                                        2,400
                                                            -------

             Federal Government and Agencies (0.6%)
             Federal Home Loan Mortgage Co.,
              1.065%, 2/5/04                    4,000,000     3,996
                                                            -------
                 Total                                        3,996
                                                            -------

             Finance Services (3.0%)
             (b)Preferred Rec Funding,
              1.08%, 1/9/04                    20,000,000    19,995
                                                            -------
                 Total                                       19,995
                                                            -------

                 Total Money Market Investment
                  (Cost: $26,391)                            26,391
                                                            -------

                 Total Investments (99.6%)
                  (Cost $583,172)(a)                        662,899
                                                            -------

                 Other Assets, Less Liabilities (0.4%)        2,972
                                                            -------

                 Total Net Assets (100.0%)                  665,871
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $583,801 and the net unrealized appreciation of investments based on that cost was $79,098 which is comprised of $94,100 aggregate gross unrealized appreciations and $15,002 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            S & P 500 Index
             Futures                 32       03/04        $326
            (Total Notional Value
             at 12/31/03 $8,558)

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth Stock Portfolio

 Large Cap Core Stock Portfolio


--------------------------------------------------------------------------------

Objective:                               Portfolio Strategy:                                          Net Assets:
Long-term growth of capital and income,  Actively manage a portfolio of equity securities with a goal $448 million consistent with moderate investment risk of exceeding the total return of the S&P 500 Index.

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income by investing primarily in large capitalization companies. In selecting investments, management looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares. The portfolio is broadly diversified, with some representation in all ten S&P industry sectors, but with allocations among industries adjusted as appropriate for the economic outlook. The emphasis is on higher quality companies, with preference given to stocks that pay dividends.

In 2003, the Large Cap Core Stock Portfolio had a return of 24.05%, compared with 28.67% for the S&P 500 Index. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio's underperformance relative to the Index resulted mainly from its emphasis on relatively large, high quality issues at a time when market performance was dominated by stocks of smaller, less well established companies. Decisions regarding specific stocks were a greater factor in relative performance than industry sector positions. Several stocks held early in the year, including Newell-Rubbermaid, Avery Dennison, Freddie Mac and Marsh McLennan, reported disappointing results or other bad news; these positions have been eliminated. Also negative for performance was an overweighted position in media, with holdings such as Viacom and Liberty Media.

On the positive side, performance benefited from overweighted positions through much of the year in materials, telecom and utilities, as these cyclical industry groups performed well in a recovering economy. An overweight in wireless telecommunication, where the largest holding is Nextel, also proved positive. Also positive was an overweight in Information Technology, where Cisco and semiconductor stocks such as Intel did well.

                                    [CHART]

   Sector Allocation 12/31/03

Health Care                    14%
Industrials                     9%
Information Technology         20%
Materials                       6%
Telecommunication Services      4%
Utilities                       4%
Short-Term Investments
& Other Net Assets              1%
Consumer Discretionary         12%
Consumer Staples                9%
Energy                          5%
Financials                     16%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                            % of Total Net Assets
Citigroup, Inc.                            3.4%
Microsoft Corp.                            3.2%
Cisco Systems, Inc.                        2.7%
Pfizer, Inc.                               2.6%
Intel Corp.                                2.5%
Exxon Mobil Corp.                          2.3%
General Electric Co.                       2.2%
Wal-Mart Stores, Inc.                      1.7%
Wells Fargo & Co.                          1.7%
International Business Machines Corp.      1.6%


                                    [CHART]

                              Relative Performance

          Large Cap Core
         Stock Portfolio         S&P 500 Index
         ---------------         -------------
 5/94        $10,000               $10,000
12/94         10,034                10,344
12/95         13,156                14,226
12/96         15,783                17,490
12/97         20,523                23,322
12/98         25,271                29,986
12/99         27,162                36,294
12/00         25,269                32,992
12/01         23,305                29,072
12/02         16,734                22,650
12/03         20,759                29,144


                        Average Annual Total Return
                    For Periods Ended December 31, 2003
                                                                  Since
                                       1 Year       5 Years     Inception*
Large Cap Core Stock Portfolio         24.05%       -3.86%        7.85%
S&P 500 Index                          28.67%       -0.57%       11.70%

*inception date of 5/03/94



The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of the Portfolio's operations). Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                                 Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                   Shares/   Value
            Common Stock (98.7%)                    $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (11.5%)
            *Bed Bath & Beyond, Inc.                52,000   2,254
            Best Buy Co., Inc.                      43,100   2,252
            *Comcast Corp. -- Class A               78,014   2,564
            Fortune Brands, Inc.                    60,000   4,289
            Gannett Co., Inc.                       24,000   2,140
            *Kohl's Corp.                           75,300   3,384
            Lear Corp.                              59,600   3,655
            *Liberty Media Corp. -- Class A        422,400   5,023
            McDonald's Corp.                       125,800   3,124
            NIKE, Inc. -- Class B                   40,600   2,779
            Omnicom Group, Inc.                     30,000   2,620
            Target Corp.                           100,500   3,859
            *Time Warner, Inc.                     244,100   4,392
            The TJX Companies, Inc.                 91,800   2,024
            Viacom, Inc. -- Class B                 67,800   3,009
            Wendy's International, Inc.            100,800   3,955
                                                            ------
                Total                                       51,323
                                                            ------

            Consumer Staples (9.2%)
            Altria Group, Inc.                     111,400   6,062
            Anheuser-Busch Companies, Inc.          61,500   3,240
            The Coca-Cola Co.                       85,100   4,319
            *Dean Foods Co.                         88,550   2,911
            The Gillette Co.                        57,500   2,112
            PepsiCo, Inc.                          128,000   5,967
            The Procter & Gamble Co.                59,000   5,893
            Wal-Mart Stores, Inc.                  144,100   7,644
            Walgreen Co.                            87,000   3,165
                                                            ------
                Total                                       41,313
                                                            ------

            Energy (5.3%)
            ConocoPhillips                          86,144   5,648
            Devon Energy Corp.                      34,100   1,953
            EOG Resources, Inc.                     94,000   4,340
            Exxon Mobil Corp.                      246,400  10,103
            *Noble Corp.                            44,500   1,592
                                                            ------
                Total                                       23,636
                                                            ------

            Financials (15.7%)
            American Express Co.                    60,200   2,903
            American International Group, Inc.      89,500   5,932
            Bank One Corp.                          94,000   4,285
            The Chubb Corp.                         29,200   1,989
            Citigroup, Inc.                        313,000  15,193
            Countrywide Credit Industries, Inc.     44,000   3,337
            Fifth Third Bancorp                     63,000   3,723
            The Goldman Sachs Group, Inc.           49,200   4,858
            The Hartford Financial Services Group,
             Inc.                                   35,900   2,119
            Lehman Brothers Holdings, Inc.          57,400   4,432
            Morgan Stanley                          39,900   2,309
            Prudential Financial, Inc.             110,000   4,595
            U.S. Bancorp                           165,800   4,938

                                                  Shares/   Value
            Common Stock (98.7%)                   $ Par  $ (000's)
            -------------------------------------------------------

            Financials continued
            Wachovia Corp.                         45,200   2,106
            Wells Fargo & Co.                     129,600   7,632
                                                           ------
                Total                                      70,351
                                                           ------

            Health Care (14.1%)
            Abbott Laboratories                    93,900   4,376
            AmerisourceBergen Corp.                44,400   2,493
            *Amgen, Inc.                          108,000   6,674
            *Boston Scientific Corp.               51,700   1,900
            Eli Lilly and Co.                      81,300   5,718
            *Forest Laboratories, Inc.             79,300   4,901
            Guidant Corp.                          58,500   3,522
            Johnson & Johnson                      88,300   4,562
            Medtronic, Inc.                       100,000   4,861
            Pfizer, Inc.                          328,712  11,613
            Teva Pharmaceutical Ind Spon ADR      114,100   6,471
            UnitedHealth Group, Inc.               46,100   2,682
            Wyeth                                  75,600   3,209
                                                           ------
                Total                                      62,982
                                                           ------

            Industrials (8.7%)
            3M Co.                                 73,000   6,207
            Canadian National Railway Co.          60,000   3,797
            FedEx Corp.                            50,600   3,416
            General Electric Co.                  314,600   9,745
            Honeywell International, Inc.          89,790   3,002
            Lockheed Martin Corp.                  69,000   3,547
            Union Pacific Corp.                     4,700     327
            United Technologies Corp.              55,000   5,212
            Waste Management, Inc.                121,000   3,582
                                                           ------
                Total                                      38,835
                                                           ------

            Information Technology (20.2%)
            Analog Devices, Inc.                   71,600   3,269
            *Applied Materials, Inc.              144,100   3,235
            *ASML Holding N.V.                    135,400   2,715
            *Broadcom Corp. -- Class A             62,900   2,144
            *Cisco Systems, Inc.                  498,000  12,096
            *Dell, Inc.                           108,500   3,685
            *EMC Corp.                            170,700   2,205
            First Data Corp.                      133,700   5,494
            *Fiserv, Inc.                         105,300   4,160
            Hewlett-Packard Co.                   229,602   5,274
            Intel Corp.                           345,000  11,109
            International Business Machines Corp.  74,700   6,923
            Microsoft Corp.                       514,200  14,162
            Nokia Corp., ADR                      263,430   4,478
            *NVIDIA Corp.                         100,100   2,327
            *Oracle Corp.                         166,400   2,196
            *Taiwan Semiconductor, ADR            318,400   3,260
            Texas Instruments, Inc.                77,400   2,275
                                                           ------
                Total                                      91,007
                                                           ------

Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


                                                Shares/   Value
              Common Stock (98.7%)               $ Par  $ (000's)
              ---------------------------------------------------

              Materials (6.0%)
              Air Products and Chemicals, Inc.   65,700    3,471
              Alcoa, Inc.                        68,800    2,614
              The Dow Chemical Co.               80,200    3,334
              E. I. du Pont de Nemours And Co.   88,000    4,038
              Ecolab, Inc.                       32,600      892
              Monsanto Co.                      100,800    2,901
              Newmont Mining Corp.               47,700    2,319
              PPG Industries, Inc.               36,000    2,305
              Temple-Inland, Inc.                46,900    2,939
              Weyerhaeuser Co.                   31,800    2,035
                                                         -------
                  Total                                   26,848
                                                         -------

              Telecommunication Services (4.1%)
              *AT&T Wireless Services, Inc.     117,900      942
              *Nextel Communications, Inc. --
               Class A                          175,700    4,930
              SBC Communications, Inc.          114,000    2,972
              Verizon Communications, Inc.      163,548    5,737
              Vodafone Group PLC, ADR           144,000    3,606
                                                         -------
                  Total                                   18,187
                                                         -------

              Utilities (3.9%)
              Dominion Resources, Inc.           65,000    4,149
              DTE Energy Co.                     50,100    1,974
              Edison International               70,501    1,546
              *PG&E Corp.                       178,600    4,960
              Pinnacle West Capital Corp.       116,862    4,677
                                                         -------
                  Total                                   17,306
                                                         -------

                  Total Common Stock
                   (Cost: $403,762)                      441,788
                                                         -------

                                                  Shares/    Value
           Money Market Investment (1.7%)          $ Par   $ (000's)
           ---------------------------------------------------------

           Banks (1.7%)
           UBS Finance Delaware LLC,
            0.95%, 1/2/04                        7,600,000    7,600
                                                            -------

               Total Money Market Investment
                (Cost: $7,600)                                7,600
                                                            -------

               Total Investments (100.4%)
                (Cost $411,362)(a)                          449,388
                                                            -------

               Other Assets, Less Liabilities
                (-0.4%)                                      (1,834)
                                                            -------

               Total Net Assets (100.0%)                    447,554
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $412,521 and the net unrealized appreciation of investments based on that cost was $36,867 which is comprised of $59,274 aggregate gross unrealized appreciations and $22,407 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 Large Cap Core Stock Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and income Invest in larger American companies that exhibit value $136 million characteristics relative to S&P 500 Index.

The Capital Guardian Domestic Equity Portfolio is constructed from the bottom-up by a group of experienced portfolio managers and analysts. This value-oriented Portfolio emphasizes stocks that have one or more of the following characteristics relative to the S&P 500 Index: lower price/earnings ratios, lower price to book value ratios, or higher dividend yields. The selection process focuses on individual stocks that are underpriced relative to their inherent value and long-term prospects, based largely on Capital Guardian's solid research capabilities. Industry selection receives minor consideration, and industry weightings may diverge significantly from the major market indices.

During 2003, the Portfolio had a return of 34.41%, outperforming the S&P 500 Index by more than five percentage points. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio began the year with a significantly overweighted position in cyclical industries such as industrials, machinery and materials, in the belief that this group of stocks would benefit from the anticipated economic recovery. This strategy contributed to results with several large holdings, including Ingersoll-Rand and UTX, up during the year. Information technology has not been an area of major emphasis for the portfolio, but performance benefited from a major recovery during 2003 in some holdings in this group such as Polycom that had been extremely weak in the previous year.

Also beneficial to performance was a large position in Fleet Boston, which reached an agreement in November to be acquired by Bank of America. This position has since been reduced and replaced in part by Wells Fargo.

The main detractor during the year was an overweight to the telecommunications services sector which broadly underperformed the market in 2003.

By the end of 2003, the Portfolio's structure had been shifted to place more emphasis on stable industries such as consumer products that are not highly sensitive to broad economic trends. Large holdings include Altria, Campbell Soup and Kraft Foods.

The Portfolio's largest position remains Sprint Corporation, a leading provider of long-distance and local telephone service, which could benefit from consolidation in this industry. Another large position is Air Products and Chemicals, an industrial company that has more exposure to technology than most chemical companies.

                                    [CHART]

    Sector Allocation 12/31/03

Industrials                        14%
Consumer                           17%
Energy                              9%
Materials                           8%
Health Care                         7%
Short-Term Investments              5%
Telecommunication Services          7%
Utilities                           8%
Information Technology              4%
Financials                         21%



Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                             % of Total Net Assets
Sprint Corp.                                  3.3%
Air Products and Chemicals, Inc.              3.3%
Altria Group, Inc.                            3.0%
General Electric Co.                          2.9%
Bank One Corp.                                2.8%
United Technologies Corp.                     2.7%
Unocal Corp.                                  2.3%
The Hartford Financial Services Group, Inc.   2.3%
Ingersoll-Rand Co. - Class A                  2.1%
FleetBoston Financial Corp.                   2.1%

                                     [CHART]

                              Relative Performance

         Capital Guardian Domestic
               Equity Portfolio     S&P 500 Index
         -------------------------  -------------
 7/01             $10,000             $10,000
12/01               9,781               9,538
12/02               7,703               7,431
12/03              10,354               9,562


--------------------------------------------------------------------------
                           Average Annual Total Return
                       For Periods Ended December 31, 2003

                                                              Since
                                                1 Year      Inception*
--------------------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio      34.41%         1.45%
S&P 500 Index                                   28.67%        -1.84%
--------------------------------------------------------------------------
*inception date of 7/31/01


The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                    Shares/   Value
          Common Stock (92.5%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary (5.5%)
          *AutoNation, Inc.                         38,400      705
          Carnival Corp Comm Paired Stk             27,400    1,089
          Ford Motor Co.                            21,300      341
          *The Interpublic Group of Companies, Inc. 81,800    1,276
          Knight-Ridder, Inc.                       18,000    1,392
          Starwood Hotels & Resorts Worldwide,
           Inc.                                     24,900      896
          The Thomson Corp.                         26,200      950
          *Time Warner, Inc.                        45,700      822
                                                             ------
              Total                                           7,471
                                                             ------

          Consumer Staples (9.5%)
          Altria Group, Inc.                        74,500    4,055
          Campbell Soup Co.                         88,600    2,375
          Colgate-Palmolive Co.                     28,800    1,441
          General Mills, Inc.                       14,000      634
          Kimberly-Clark Corp.                      16,200      957
          Kraft Foods, Inc. -- Class A              70,700    2,278
          Unilever NV                               18,000    1,168
                                                             ------
              Total                                          12,908
                                                             ------

          Energy (9.0%)
          Baker Hughes, Inc.                        45,000    1,447
          ChevronTexaco Corp.                        7,100      613
          Exxon Mobil Corp.                         24,300      996
          Royal Dutch Petroleum Co.                 33,200    1,739
          Shell Transport & Trading Co., ADR        52,800    2,379
          *Transocean Sedco Forex, Inc.             38,200      917
          Unocal Corp.                              86,300    3,179
          Weatherford International, Ltd.           26,700      961
                                                             ------
              Total                                          12,231
                                                             ------

          Financials (21.3%)
          *Americredit Corp.                        82,100    1,308
          Bank One Corp.                            82,700    3,770
          The Chubb Corp.                            5,300      361
          Citigroup, Inc.                           13,900      675
          Everest Re Group, Ltd.                    23,400    1,980
          Fannie Mae                                12,100      908
          FleetBoston Financial Corp.               63,900    2,789
          General Growth Properties, Inc.           61,800    1,715
          The Goldman Sachs Group, Inc.              6,800      671
          The Hartford Financial Services Group,
           Inc.                                     53,200    3,140
          J.P. Morgan Chase & Co.                   29,300    1,076
          The PMI Group, Inc.                       37,800    1,407
          SLM Corp.                                 68,100    2,566
          Travelers Property Casualty Corp. --
           Class A                                  36,510      613
          Washington Mutual, Inc.                   49,700    1,994
          Wells Fargo & Co.                         45,400    2,674
          XL Capital, Ltd. Class A                  16,100    1,249
                                                             ------
              Total                                          28,896
                                                             ------

                                                Shares/   Value
              Common Stock (92.5%)               $ Par  $ (000's)
              ---------------------------------------------------

              Health Care (7.3%)
              AstraZeneca PLC ADR                44,400   2,148
              Becton, Dickinson And Co.          49,500   2,036
              CIGNA Corp.                         6,400     368
              Eli Lilly and Co.                  22,800   1,604
              *Lincare Holdings, Inc.            30,500     916
              *PacifiCare Health Systems, Inc.    6,800     460
              Pfizer, Inc.                       45,100   1,593
              *Triad Hospitals, Inc.             26,000     865
                                                         ------
                  Total                                   9,990
                                                         ------

              Industrials (14.1%)
              Canadian National Railway Co.       4,500     285
              Emerson Electric Co.               13,400     868
              Fluor Corp.                        18,100     717
              General Electric Co.              127,800   3,958
              Hubbell, Inc. -- Class B           16,300     719
              Ingersoll-Rand Co. -- Class A      41,600   2,824
              *Navistar International Corp.      23,100   1,106
              Northrop Grumman Corp.             22,500   2,151
              Raytheon Co.                       41,800   1,256
              Siemens AG ADR                      8,200     656
              Tyco International, Ltd.           20,100     533
              Union Pacific Corp.                 6,500     452
              United Technologies Corp.          38,900   3,686
                                                         ------
                  Total                                  19,211
                                                         ------

              Information Technology (4.4%)
              *Avnet, Inc.                       49,600   1,074
              *Cadence Design Systems, Inc.      74,700   1,343
              Hewlett-Packard Co.                30,484     700
              *Polycom, Inc.                     12,300     240
              Sabre Holdings Corp. -- Class A    81,400   1,758
              *Sun Microsystems, Inc.           206,000     925
                                                         ------
                  Total                                   6,040
                                                         ------

              Materials (7.0%)
              Air Products and Chemicals, Inc.   85,400   4,512
              Alcoa, Inc.                         8,600     327
              The Dow Chemical Co.               18,800     782
              E. I. du Pont de Nemours And Co.   43,700   2,005
              International Paper Co.            39,000   1,681
              Nucor Corp.                         3,900     218
                                                         ------
                  Total                                   9,525
                                                         ------

              Telecommunication Services (6.6%)
              CenturyTel, Inc.                   18,200     594
              SBC Communications, Inc.           51,700   1,348
              Sprint Corp.                      275,400   4,522
              Verizon Communications, Inc.       71,100   2,494
                                                         ------
                  Total                                   8,958
                                                         ------

                                     Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


                                                Shares/   Value
              Common Stock (92.5%)               $ Par  $ (000's)
              ---------------------------------------------------

              Utilities (7.8%)
              *The AES Corp.                    110,900    1,047
              American Electric Power Co., Inc.  33,400    1,019
              Duke Energy Corp.                  87,200    1,783
              Equitable Resources, Inc.          14,900      640
              FirstEnergy Corp.                  16,200      570
              *Kinder Morgan Management, LLC.    27,269    1,171
              NiSource, Inc.                    109,700    2,407
              Pinnacle West Capital Corp.        50,400    2,017
                                                         -------
                  Total                                   10,654
                                                         -------

                  Total Common Stock
                   (Cost: $108,534)                      125,884
                                                         -------

              Preferred Stock (2.6%)
              ---------------------------------------------------

              Consumer Discretionary (1.5%)
              Ford Motor Co. Capital Trust II    22,500    1,260
              Interpublic Group, Inc.            14,200      811
                                                         -------
                  Total                                    2,071
                                                         -------

              Materials (1.1%)
              Phelps Dodge Corp.                  8,600    1,455
                                                         -------
                  Total                                    1,455
                                                         -------

                  Total Preferred Stock
                   (Cost: $2,702)                          3,526
                                                         -------

                                                  Shares/    Value
            Money Market Investments (4.8%)        $ Par   $ (000's)
            --------------------------------------------------------

            Banks (0.4%)
            UBS Finance Delaware LLC,
             0.95%, 1/2/04                         600,000      600
                                                            -------
                Total                                           600
                                                            -------

            Federal Government and Agencies (4.4%)
            Federal Home Loan Mortgage,
             1.01%, 1/8/04                       6,000,000    5,999
                                                            -------
                Total                                         5,999
                                                            -------

                Total Money Market Investment
                 (Cost: $6,599)                               6,599
                                                            -------

                Total Investments (99.9%)
                 (Cost $117,835)(a)                         136,009
                                                            -------

                Other Assets, Less Liabilities (0.1%)            90
                                                            -------

                Total Net Assets (100.0%)                   136,099
                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $117,895 and the net unrealized appreciation of investments based on that cost was $18,114 which is comprised of $19,740 aggregate gross unrealized appreciations and $1,626 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

Capital Guardian Domestic Equity Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                       Net Assets:
Long-term growth of capital and income. Invest in the equity securities of established companies. $48 million

The objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in the stocks of well-established companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that are undervalued but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition, and a low stock price relative to a company's underlying value.

Since its inception date of May 1, 2003, the T. Rowe Price Equity Income Portfolio had a return of 23.64%, compared with 22.82% for the S&P 500 Index. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

Overweighting the strong industrials sector added significantly to relative results. Top contributors in the sector (and for the Portfolio) included Cooper Industries, which posted better-than-expected sales, and Rockwell Automation and Honeywell International, which were helped by a better outlook for defense spending and improved sentiment toward the aerospace industry.

In Financials, the Portfolio's performance was hurt by underweighting market-sensitive companies such as brokers and diversified financials. However, we added value with stock selection among banks. Top contributors in the group (and for the Portfolio overall) included FleetBoston Financial, which surged after agreeing to be acquired by BankAmerica at a significant premium, and BankAmerica itself.

Continued concern about generic competition and limited product pipelines weighed on Merck and Schering-Plough, which detracted from results.

Stock selection in the Consumer Discretionary sector was negative. Eastman Kodak detracted for the year even after a strong rebound in the fourth quarter.

                                    [CHART]

       Sector Allocation 12/31/03

Health Care                                   9%
Industrials                                  14%
Information Technology                        4%
Materials                                     6%
Telecommunication Services                    6%
Utilities                                     4%
Short-Term Investments & Other Net Assets     4%
Consumer Discretionary                       18%
Consumer Staples                              6%
Energy                                       10%
Financials                                   19%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/03

Company                                         % of Total Net Assets
Exxon Mobil Corp.                                     2.0%
ChevronTexaco Corp.                                   1.9%
Merck & Co., Inc.                                     1.8%
Honeywell International, Inc.                         1.8%
Bristol-Myers Squibb Co.                              1.7%
General Electric Co.                                  1.6%
Verizon Communications, Inc.                          1.5%
FleetBoston Financial Corp.                           1.5%
Cooper Industries, Ltd. - Class A                     1.4%
Time Warner, Inc.                                     1.4%


                                    [CHART]

                              Relative Performance

            T. Rowe Price Equity
              Income Portfolio     S&P 500 Index
            -------------------    -------------
 5/03            $10,000              $10,000
12/03             12,364               12,282


                         Average Annual Total Return
                     For Periods Ended December 31, 2003
                                                           Since
                                                        Inception#
T. Rowe Price Equity Income Portfolio                     23.64%
S&P 500 Index                                             22.82%

#inception date of 5/1/03, returns not annualized

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

                                          T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                    Shares/   Value
           Common Stock (95.1%)                      $ Par  $ (000's)
           ----------------------------------------------------------

           Consumer Discretionary (17.5%)
           The Black & Decker Corp.                  3,300      163
           *Comcast Corp. -- Class A                13,300      437
           Dow Jones & Co., Inc.                    10,900      543
           Eastman Kodak Co.                        20,400      524
           Ford Motor Co.                           12,000      192
           Fortune Brands, Inc.                      6,600      472
           Genuine Parts Co.                         8,700      289
           Hasbro, Inc.                             13,800      294
           Hilton Hotels Corp.                      18,600      319
           The Home Depot, Inc.                     13,500      479
           J. C. Penney Co., Inc.                    2,400       63
           Knight-Ridder, Inc.                       6,200      480
           The May Department Stores Co.            10,400      302
           McDonald's Corp.                         20,700      514
           The New York Times Co. -- Class A        11,400      545
           Newell Rubbermaid, Inc.                  21,300      485
           The Reader's Digest Association, Inc. --
            Class A                                  3,500       51
           Starwood Hotels & Resorts Worldwide,
            Inc.                                    12,000      432
           *Time Warner, Inc.                       36,900      663
           *Toys R Us, Inc.                         17,000      215
           Viacom, Inc. -- Class B                   6,700      297
           The Walt Disney Co.                      24,200      565
                                                              -----
               Total                                          8,324
                                                              -----

           Consumer Staples (5.7%)
           Altria Group, Inc.                        6,200      337
           Brown-Forman Corp. -- Class B             1,200      112
           Campbell Soup Co.                        15,300      410
           The Clorox Co.                            5,700      277
           ConAgra Foods, Inc.                       7,200      190
           General Mills, Inc.                       5,800      263
           The Gillette Co.                          8,700      320
           Kimberly-Clark Corp.                      7,500      443
           Mccormick & Co., Inc.                       900       27
           UST, Inc.                                 9,100      325
           Winn-Dixie Stores, Inc.                   3,400       34
                                                              -----
               Total                                          2,738
                                                              -----

           Energy (9.8%)
           Amerada Hess Corp.                       12,400      659
           Anadarko Petroleum Corp.                  7,200      367
           Baker Hughes, Inc.                        3,900      125
           BP Amoco PLC, ADR                        10,400      513
           ChevronTexaco Corp.                      10,400      898
           Exxon Mobil Corp.                        23,700      973
           Marathon Oil Corp.                        7,000      232
           Royal Dutch Petroleum Co.                11,200      587
           Schlumberger, Ltd.                        5,400      295
                                                              -----
               Total                                          4,649
                                                              -----

                                                  Shares/   Value
            Common Stock (95.1%)                   $ Par  $ (000's)
            -------------------------------------------------------

            Financials (18.7%)
            American Express Co.                  10,800      521
            American International Group, Inc.     3,800      252
            Bank of America Corp.                  5,400      434
            Bank One Corp.                        14,500      662
            The Chubb Corp.                        5,600      381
            Citigroup, Inc.                        7,600      369
            Fannie Mae                             5,000      375
            FleetBoston Financial Corp.           16,500      721
            J.P. Morgan Chase & Co.               11,200      411
            Janus Capital Group, Inc.              5,200       85
            John Hancock Financial Services, Inc.  3,394      127
            Lincoln National Corp.                 9,676      391
            Marsh & Mclennan Companies, Inc.      12,400      595
            Mellon Financial Corp.                13,900      446
            Mercantile Bankshares Corp.            6,300      287
            Morgan Stanley                         6,100      353
            National City Corp.                    7,300      248
            Northern Trust Corp.                   5,000      232
            SAFECO Corp.                          11,900      463
            Simon Property Group, Inc.             5,800      269
            The St. Paul Companies, Inc.           7,500      297
            Travelers Property Casualty Corp. --
             Class B                              14,100      239
            UnumProvident Corp.                   21,500      339
            Wells Fargo & Co.                      4,600      271
            Wilmington Trust Corp.                 3,500      126
                                                            -----
                Total                                       8,894
                                                            -----

            Health Care (9.4%)
            Abbott Laboratories                    7,600      354
            Baxter International, Inc.            15,300      467
            Becton, Dickinson And Co.              4,200      173
            Bristol-Myers Squibb Co.              27,600      789
            CIGNA Corp.                            6,700      385
            Johnson & Johnson                     10,200      527
            Merck & Co., Inc.                     19,000      878
            Schering-Plough Corp.                 21,800      379
            Wyeth                                 13,000      552
                                                            -----
                Total                                       4,504
                                                            -----

            Industrials (13.6%)
            The Boeing Co.                         6,500      274
            Cooper Industries, Ltd. -- Class A    11,700      678
            *The Dun & Bradstreet Corp.            4,300      218
            Emerson Electric Co.                   3,700      240
            General Electric Co.                  24,100      747
            Honeywell International, Inc.         25,500      852
            Hubbell, Inc. -- Class B               4,400      194
            Lockheed Martin Corp.                  4,300      221
            Norfolk Southern Corp.                15,100      357
            Pall Corp.                            15,300      410
            Raytheon Co.                          14,800      445

T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


                                                    Shares/   Value
          Common Stock (95.1%)                       $ Par  $ (000's)
          -----------------------------------------------------------

          Industrials continued
          Rockwell Automation, Inc.                  9,300      331
          Rockwell Collins, Inc.                    14,600      438
          Union Pacific Corp.                        8,700      604
          Waste Management, Inc.                    15,600      462
                                                             ------
              Total                                           6,471
                                                             ------

          Information Technology (4.3%)
          *Agere Systems, Inc.                      17,300       53
          Hewlett-Packard Co.                       24,600      565
          *Lucent Technologies, Inc.                37,600      107
          Microsoft Corp.                           14,200      391
          Motorola, Inc.                            28,000      394
          Nokia Corp., ADR                          15,700      267
          Texas Instruments, Inc.                    9,600      282
                                                             ------
              Total                                           2,059
                                                             ------

          Materials (6.2%)
          Alcoa, Inc.                                6,700      255
          The Dow Chemical Co.                      11,900      495
          E. I. du Pont de Nemours And Co.          10,400      477
          Great Lakes Chemical Corp.                 9,100      247
          *Hercules, Inc.                           16,400      200
          International Flavors & Fragrances, Inc.   7,600      265
          International Paper Co.                   13,700      591
          MeadWestvaco Corp.                         4,900      146
          Nucor Corp.                                5,200      291
                                                             ------
              Total                                           2,967
                                                             ------

          Telecommunication Services (5.5%)
          ALLTEL Corp.                               7,700      359
          AT&T Corp.                                13,600      276
          *Qwest Communications International, Inc. 86,700      375
          SBC Communications, Inc.                  19,500      508
          Sprint Corp.                              21,700      356
          Verizon Communications, Inc.              20,700      726
                                                             ------
              Total                                           2,600
                                                             ------

          Utilities (4.4%)
          Constellation Energy Group, Inc.          10,500      411
          Duke Energy Corp.                         24,800      507
          El Paso Corp.                             16,300      133
          FirstEnergy Corp.                          8,300      292
          NiSource, Inc.                            16,800      369
          TECO Energy, Inc.                          3,400       49
          TXU Corp.                                 14,400      342
                                                             ------
              Total                                           2,103
                                                             ------

              Total Common Stock
               (Cost: $38,694)                               45,309
                                                             ------

                                                  Shares/    Value
            Preferred Stock (0.5%)                 $ Par   $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (0.2%)
            Ford Motor Co. Capital Trust II          1,400      78
                                                            ------
                Total                                           78
                                                            ------

            Information Technology (0.3%)
            Lucent Technologies, 8.00%, 8/1/31     165,000     177
                                                            ------
                Total                                          177
                                                            ------

                Total Preferred Stock
                 (Cost: $219)                                  255
                                                            ------

            Money Market Investment (3.6%)
            --------------------------------------------------------

            Other Holdings (3.6%)
            Reserve Investment Fund              1,737,164   1,737
                                                            ------
                Total Money Market Investment
                 (Cost: $1,737)                              1,737
                                                            ------

                Total Investments (99.2%)
                 (Cost $40,650)(a)                          47,301
                                                            ------

                Other Assets, Less Liabilities (0.8%)          363
                                                            ------

                Total Net Assets (100.0%)                   47,664
                                                            ------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $40,650 and the net unrealized appreciation of investments based on that cost was $6,651 which is comprised of $6,825 aggregate gross unrealized appreciations and $174 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                          T. Rowe Price Equity Income Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                               Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the $1.8 billion cost-effective participation in broad  composition and returns of the S&P 500 Index.
market performance

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. As of December 31, 2003, the 500 stocks in the Index had a median market capitalization of $9.1 billion and total market value of $10,286 billion. Of the 500 stocks, 424 are listed on the New York Stock Exchange, 74 on NASDAQ, and 2 on the American Stock Exchange.

This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as representative of the large-capitalization portion of the U.S. equity market; the Portfolio therefore provides participation in overall performance of the equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses. Because the S&P 500 Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

                                    [CHART]

                               Sector Allocation
                                   12/31/03

Health Care                               13%
Industrials                               11%
Information Technology                    17%
Materials                                  3%
Telecommunication Services                 3%
Utilities                                  3%
Consumer Discretionary                    11%
Consumer Staples                          11%
Energy                                     6%
Financials                                20%
Short-term Investments                     2%

Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/03

Company                                        % of Total Net Assets
General Electric Co.                                   3.0%
Microsoft Corp.                                        2.9%
Pfizer, Inc.                                           2.6%
Exxon Mobil Corp.                                      2.6%
Citigroup, Inc.                                        2.4%
Wal-Mart Stores, Inc.                                  2.2%
Intel Corp.                                            2.0%
American International Group, Inc.                     1.7%
Cisco Systems, Inc.                                    1.6%
International Business Machines Corp.                  1.5%


                                    [CHART]

                              Relative Performance

          Index 500 Stock Portfolio        S&P 500 Index
          -------------------------        -------------
12/93             $10,000                    $10,000
12/94              10,121                     10,131
12/95              13,892                     13,933
12/96              17,052                     17,129
12/97              22,713                     22,842
12/98              29,236                     29,368
12/99              35,349                     35,547
12/00              32,255                     32,312
12/01              28,423                     28,474
12/02              22,150                     22,184
12/03              28,448                     28,544


                        Average Annual Total Return
                      For Periods Ended December 31, 2003

                                 1 Year         5 Years      10 Years
Index 500 Stock Portfolio        28.43%         -0.54%        11.02%
S&P 500 Index                    28.67%         -0.57%        11.06%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Discretionary (11.1%)
*American Greetings Corp. -- Class A                          11,100     243
*AutoNation, Inc.                                             46,200     849
*Autozone, Inc.                                               15,025   1,280
*Bed Bath & Beyond, Inc.                                      49,600   2,150
Best Buy Co., Inc.                                            54,150   2,829
*Big Lots, Inc.                                               19,600     279
The Black & Decker Corp.                                      13,000     641
Boise Cascade Corp.                                           14,300     470
Brunswick Corp.                                               15,200     484
Carnival Corp Comm Paired Stk                                105,609   4,196
Centex Corp.                                                  10,400   1,120
Circuit City Stores, Inc.                                     35,000     355
Clear Channel Communications, Inc.                           103,150   4,831
*Comcast Corp. -- Class A                                    377,670  12,413
Cooper Tire & Rubber Co.                                      12,400     265
Dana Corp.                                                    24,950     458
Darden Restaurants, Inc.                                      27,550     580
Delphi Automotive Systems Corp.                               93,987     960
Dillard's, Inc. -- Class A                                    13,864     228
Dollar General Corp.                                          55,948   1,174
Dow Jones & Co., Inc.                                         13,620     679
Eastman Kodak Co.                                             48,083   1,234
*eBay, Inc.                                                  107,700   6,956
Family Dollar Stores, Inc.                                    28,900   1,037
Federated Department Stores, Inc.                             31,151   1,468
Ford Motor Co.                                               307,394   4,918
Fortune Brands, Inc.                                          24,367   1,742
Gannett Co., Inc.                                             45,250   4,034
The Gap, Inc.                                                149,975   3,481
General Motors Corp.                                          94,127   5,026
Genuine Parts Co.                                             29,200     969
*The Goodyear Tire & Rubber Co.                               29,000     228
Harley-Davidson, Inc.                                         50,800   2,415
Harrah's Entertainment, Inc.                                  18,450     918
Hasbro, Inc.                                                  29,125     620
Hilton Hotels Corp.                                           63,350   1,085
The Home Depot, Inc.                                         385,694  13,687
International Game Technology                                 57,900   2,067
*The Interpublic Group of Companies, Inc.                     65,700   1,025
J. C. Penney Co., Inc.                                        45,550   1,197
Johnson Controls, Inc.                                        15,000   1,742
Jones Apparel Group, Inc.                                     21,200     747
KB Home                                                        7,900     573
Knight-Ridder, Inc.                                           13,450   1,041
*Kohl's Corp.                                                 56,967   2,560
Leggett & Platt Inc.                                          32,333     699
The Limited, Inc.                                             87,505   1,578
Liz Claiborne, Inc.                                           18,300     649
Lowe's Companies, Inc.                                       131,450   7,281

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Discretionary continued
Marriott International, Inc. -- Class A                       39,100    1,806
Mattel, Inc.                                                  73,688    1,420
The May Department Stores Co.                                 48,450    1,408
Maytag Corp.                                                  13,133      366
McDonald's Corp.                                             213,478    5,301
The McGraw-Hill Companies, Inc.                               32,060    2,242
Meredith Corp.                                                 8,300      405
The New York Times Co. -- Class A                             25,070    1,198
Newell Rubbermaid, Inc.                                       46,092    1,050
NIKE, Inc. -- Class B                                         44,300    3,033
Nordstrom, Inc.                                               22,767      781
*Office Depot, Inc.                                           51,957      868
Omnicom Group, Inc.                                           31,900    2,786
Pulte Corp.                                                   10,300      964
Radioshack Corp.                                              27,800      853
Reebok International, Ltd.                                     9,900      389
Sears, Roebuck & Co.                                          42,550    1,936
The Sherwin-Williams Co.                                      24,513      852
Snap-on, Inc.                                                  9,817      317
The Stanley Works                                             14,250      540
*Staples, Inc.                                                82,300    2,247
*Starbucks Corp.                                              65,650    2,170
Starwood Hotels & Resorts Worldwide, Inc.                     33,800    1,216
Target Corp.                                                 152,857    5,870
Tiffany & Co.                                                 24,367    1,101
*Time Warner, Inc.                                           757,300   13,623
The TJX Companies, Inc.                                       85,700    1,890
*Toys R Us, Inc.                                              35,850      453
Tribune Co.                                                   52,636    2,716
Tupperware Corp.                                               9,700      168
*Univision Communications, Inc. -- Class A                    54,000    2,143
V. F. Corp.                                                   18,057      781
Viacom, Inc. -- Class B                                      294,548   13,071
Visteon Corp.                                                 21,683      226
The Walt Disney Co.                                          343,057    8,004
Wendy's International, Inc.                                   19,050      748
Whirlpool Corp.                                               11,550      839
*Yum! Brands, Inc.                                            49,280    1,695
                                                                      -------
   Total                                                              194,937
                                                                      -------

Consumer Staples (10.8%)
Adolph Coors Co. -- Class B                                    6,100      342
Alberto-Culver Co. -- Class B                                  9,900      624
Albertson's, Inc.                                             61,554    1,394
Altria Group, Inc.                                           340,522   18,531
Anheuser-Busch Companies, Inc.                               138,749    7,309
Archer-Daniels-Midland Co.                                   108,203    1,647

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Consumer Staples continued
Avon Products, Inc.                                             39,600    2,673
Brown-Forman Corp. -- Class B                                   10,209      954
Campbell Soup Co.                                               68,922    1,847
The Clorox Co.                                                  36,350    1,765
The Coca-Cola Co.                                              412,475   20,933
Coca-Cola Enterprises, Inc.                                     75,900    1,660
Colgate-Palmolive Co.                                           90,322    4,521
ConAgra Foods, Inc.                                             90,067    2,377
*Costco Wholesale Corp.                                         76,664    2,850
CVS Corp.                                                       66,267    2,394
General Mills, Inc.                                             62,567    2,834
The Gillette Co.                                               171,235    6,289
H.J. Heinz Co.                                                  59,017    2,150
Hershey Foods Corp.                                             21,950    1,690
Kellogg Co.                                                     68,457    2,607
Kimberly-Clark Corp.                                            85,056    5,026
*The Kroger Co.                                                126,105    2,334
Mccormick & Co., Inc.                                           23,400      704
The Pepsi Bottling Group, Inc.                                  45,000    1,088
PepsiCo, Inc.                                                  289,530   13,498
The Procter & Gamble Co.                                       217,605   21,735
R.J. Reynolds Tobacco Holdings, Inc.                            14,100      820
*Safeway, Inc.                                                  74,100    1,624
Sara Lee Corp.                                                 130,435    2,832
SUPERVALU, Inc.                                                 22,450      642
SYSCO Corp.                                                    109,025    4,059
UST, Inc.                                                       27,967      998
Wal-Mart Stores, Inc.                                          733,200   38,897
Walgreen Co.                                                   171,946    6,255
Winn-Dixie Stores, Inc.                                         23,350      232
Wm. Wrigley Jr. Co.                                             37,767    2,123
                                                                        -------
   Total                                                                190,258
                                                                        -------

Energy (5.7%)
Amerada Hess Corp.                                              15,100      803
Anadarko Petroleum Corp.                                        41,862    2,135
Apache Corp.                                                    27,123    2,200
Ashland, Inc.                                                   11,500      507
Baker Hughes, Inc.                                              56,130    1,805
*BJ Services Co.                                                26,600      955
Burlington Resources, Inc.                                      33,683    1,865
ChevronTexaco Corp.                                            179,357   15,495
ConocoPhillips                                                 114,110    7,482
Devon Energy Corp.                                              38,900    2,227
EOG Resources, Inc.                                             19,260      889
Exxon Mobil Corp.                                            1,113,756   45,665
Halliburton Co.                                                 73,469    1,910
Kerr-McGee Corp.                                                16,905      786
Marathon Oil Corp.                                              52,009    1,721
*Nabors Industries, Ltd.                                        24,550    1,019
*Noble Corp.                                                    22,450      803
Occidental Petroleum Corp.                                      64,220    2,713
*Rowan Companies, Inc.                                          15,750      365
Schlumberger, Ltd.                                              97,767    5,350

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Energy continued
Sunoco, Inc.                                                  12,950      662
*Transocean Sedco Forex, Inc.                                 53,651    1,288
Unocal Corp.                                                  43,367    1,597
                                                                      -------
   Total                                                              100,242
                                                                      -------

Financials (20.3%)
ACE, Ltd.                                                     46,700    1,934
AFLAC, Inc.                                                   86,250    3,121
The Allstate Corp.                                           118,128    5,082
Ambac Financial Group, Inc.                                   17,900    1,242
American Express Co.                                         215,975   10,416
American International Group, Inc.                           437,830   29,018
AmSouth Bancorporation                                        58,855    1,442
Aon Corp.                                                     52,500    1,257
Apartment Investment and Management Co. -- Class A            15,800      545
Bank of America Corp.                                        250,801   20,171
The Bank of New York Co., Inc.                               129,253    4,281
Bank One Corp.                                               189,686    8,648
BB&T Corp.                                                    90,600    3,501
The Bear Stearns Companies, Inc.                              16,695    1,335
Capital One Financial Corp.                                   38,100    2,335
The Charles Schwab Corp.                                     227,239    2,691
Charter One Financial, Inc.                                   37,820    1,307
The Chubb Corp.                                               31,450    2,142
Cincinnati Financial Corp.                                    26,880    1,126
Citigroup, Inc.                                              864,348   41,954
Comerica, Inc.                                                29,450    1,651
Countrywide Credit Industries, Inc.                           30,300    2,298
Equity Office Properties Trust                                66,900    1,917
Equity Residential Properties Trust                           45,900    1,355
Fannie Mae                                                   163,448   12,268
Federated Investors, Inc. -- Class B                          18,200      534
Fifth Third Bancorp                                           95,634    5,652
First Tennessee National Corp.                                21,100      931
FleetBoston Financial Corp.                                  176,605    7,709
Franklin Resources, Inc.                                      42,150    2,194
Freddie Mac                                                  116,786    6,811
Golden West Financial Corp.                                   25,550    2,637
The Goldman Sachs Group, Inc.                                 79,600    7,859
The Hartford Financial Services Group, Inc.                   47,350    2,795
Huntington Bancshares, Inc.                                   38,342      863
J.P. Morgan Chase & Co.                                      341,748   12,552
Janus Capital Group, Inc.                                     40,129      659
Jefferson-Pilot Corp.                                         23,834    1,207
John Hancock Financial Services, Inc.                         48,500    1,819
Keycorp                                                       70,575    2,069
Lehman Brothers Holdings, Inc.                                46,122    3,562
Lincoln National Corp.                                        29,840    1,205
Loews Corp.                                                   31,167    1,541
Marsh & Mclennan Companies, Inc.                              89,380    4,280
Marshall & Ilsley Corp.                                       38,100    1,457
MBIA, Inc.                                                    24,350    1,442

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Financials continued
MBNA Corp.                                                   214,415    5,328
Mellon Financial Corp.                                        72,268    2,321
Merrill Lynch & Co., Inc.                                    156,900    9,202
MetLife, Inc.                                                127,536    4,294
MGIC Investment Corp.                                         16,500      940
Moody's Corp.                                                 25,075    1,518
Morgan Stanley                                               182,513   10,562
National City Corp.                                          103,097    3,499
North Fork Bancorporation, Inc.                               25,500    1,032
Northern Trust Corp.                                          37,050    1,720
Plum Creek Timber Co., Inc. (Reit)                            30,700      935
The PNC Financial Services Group, Inc.                        46,967    2,571
Principal Financial Group, Inc.                               54,300    1,796
The Progressive Corp.                                         36,500    3,051
Prologis                                                      30,100      966
*Providian Financial Corp.                                    48,657      566
Prudential Financial, Inc.                                    91,600    3,826
Regions Financial Corp.                                       37,386    1,391
SAFECO Corp.                                                  23,250      905
Simon Property Group, Inc.                                    32,300    1,497
SLM Corp.                                                     75,642    2,850
SouthTrust Corp.                                              56,667    1,855
The St. Paul Companies, Inc.                                  38,272    1,517
State Street Corp.                                            55,900    2,911
SunTrust Banks, Inc.                                          47,233    3,377
Synovus Financial Corp.                                       50,550    1,462
T. Rowe Price Group, Inc.                                     20,700      981
Torchmark Corp.                                               19,150      872
Travelers Property Casualty Corp. -- Class B                 168,947    2,867
U.S. Bancorp                                                 323,221    9,626
Union Planters Corp.                                          32,937    1,037
UnumProvident Corp.                                           49,631      783
Wachovia Corp.                                               223,581   10,417
Washington Mutual, Inc.                                      154,887    6,214
Wells Fargo & Co.                                            281,880   16,600
XL Capital, Ltd. Class A                                      22,900    1,776
Zions Bancorporation                                          15,100      926
                                                                      -------
   Total                                                              356,806
                                                                      -------

Health Care (13.1%)
Abbott Laboratories                                          262,250   12,221
Aetna, Inc.                                                   25,777    1,742
Allergan, Inc.                                                21,867    1,680
AmerisourceBergen Corp.                                       18,800    1,056
*Amgen, Inc.                                                 216,617   13,386
*Anthem, Inc.                                                 23,300    1,748
Applera Corp. -- Applied Biosystems Group                     35,033      726
Bausch & Lomb, Inc.                                            8,900      462
Baxter International, Inc.                                   102,200    3,119
Becton, Dickinson And Co.                                     42,650    1,755
*Biogen IDEC, Inc.                                            54,890    2,019
Biomet, Inc.                                                  43,045    1,567
*Boston Scientific Corp.                                     138,172    5,079

                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Health Care continued
Bristol-Myers Squibb Co.                                       325,308    9,304
C. R. Bard, Inc.                                                 8,650      703
Cardinal Health, Inc.                                           74,925    4,582
*Chiron Corp.                                                   31,322    1,785
CIGNA Corp.                                                     23,529    1,353
Eli Lilly and Co.                                              188,406   13,251
*Express Scripts, Inc.                                          13,200      877
*Forest Laboratories, Inc.                                      61,266    3,786
*Genzyme Corp.                                                  37,300    1,840
Guidant Corp.                                                   51,688    3,112
HCA, Inc.                                                       83,811    3,601
Health Management Associates, Inc. -- Class A                   40,200      965
*Humana, Inc.                                                   27,100      619
IMS Health, Inc.                                                40,167      999
Johnson & Johnson                                              498,037   25,728
*King Pharmaceuticals, Inc.                                     40,466      618
Manor Care, Inc.                                                14,900      515
McKesson HBOC, Inc.                                             48,705    1,566
*Medco Health Solutions, Inc.                                   45,372    1,542
*MedImmune, Inc.                                                41,900    1,064
Medtronic, Inc.                                                204,200    9,926
Merck & Co., Inc.                                              375,720   17,357
*Millipore Corp.                                                 8,100      349
Pfizer, Inc.                                                 1,306,634   46,162
*Quest Diagnostics Inc.                                         17,700    1,294
Schering-Plough Corp.                                          246,550    4,288
*St. Jude Medical, Inc.                                         28,800    1,767
Stryker Corp.                                                   33,450    2,844
*Tenet Healthcare Corp.                                         77,850    1,249
UnitedHealth Group, Inc.                                       100,072    5,822
*Watson Pharmaceuticals, Inc.                                   18,100      833
*Wellpoint Health Networks, Inc. -- Class A                     24,600    2,386
Wyeth                                                          223,429    9,485
*Zimmer Holdings, Inc.                                          38,037    2,678
                                                                        -------
   Total                                                                230,810
                                                                        -------

Industrials (10.7%)
3M Co.                                                         131,376   11,171
*Allied Waste Industries, Inc.                                  35,150      488
American Power Conversion Corp.                                 33,150      811
*American Standard Companies, Inc.                              12,100    1,218
*Apollo Group, Inc. -- Class A                                  29,500    2,006
Avery Dennison Corp.                                            18,550    1,039
The Boeing Co.                                                 141,176    5,949
Burlington Northern Santa Fe Corp.                              62,485    2,021
Caterpillar, Inc.                                               57,888    4,806
*Cendant Corp.                                                 170,133    3,789
Cintas Corp.                                                    28,633    1,435
Cooper Industries, Ltd. -- Class A                              15,400      892
Crane Co.                                                        9,975      307
CSX Corp.                                                       35,950    1,292
Cummins, Inc.                                                    7,000      343
Danaher Corp.                                                   25,700    2,358

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Industrials continued
Deere & Co.                                                     40,160    2,612
Delta Air Lines, Inc.                                           20,467      242
Deluxe Corp.                                                     8,851      366
Dover Corp.                                                     33,967    1,350
Eaton Corp.                                                     12,600    1,361
Emerson Electric Co.                                            70,650    4,575
Equifax, Inc.                                                   23,500      576
FedEx Corp.                                                     50,120    3,383
Fluor Corp.                                                     13,700      543
General Dynamics Corp.                                          33,100    2,992
General Electric Co.                                         1,681,306   52,088
Goodrich Corp.                                                  19,700      585
H&R Block, Inc.                                                 30,150    1,669
Honeywell International, Inc.                                  144,350    4,826
Illinois Tool Works, Inc.                                       51,700    4,338
Ingersoll-Rand Co. -- Class A                                   28,780    1,954
ITT Industries, Inc.                                            15,500    1,150
Lockheed Martin Corp.                                           75,708    3,891
Masco Corp.                                                     78,900    2,163
*Monster Worldwide, Inc.                                        18,867      414
*Navistar International Corp.                                   11,450      548
Norfolk Southern Corp.                                          65,457    1,548
Northrop Grumman Corp.                                          30,710    2,936
PACCAR, Inc.                                                    19,605    1,669
Pall Corp.                                                      20,850      559
Parker-Hannifin Corp.                                           19,875    1,183
Pitney Bowes, Inc.                                              39,237    1,594
*Power-One, Inc.                                                13,800      149
R. R. Donnelley & Sons Co.                                      19,034      574
Raytheon Co.                                                    69,500    2,088
*Robert Half International, Inc.                                28,640      668
Rockwell Automation, Inc.                                       31,050    1,105
Rockwell Collins, Inc.                                          30,050      902
Ryder System, Inc.                                              10,600      362
Southwest Airlines Co.                                         131,367    2,120
Textron, Inc.                                                   22,750    1,298
*Thomas & Betts Corp.                                            9,700      222
Tyco International, Ltd.                                       335,208    8,883
Union Pacific Corp.                                             42,760    2,971
United Parcel Service, Inc. -- Class B                         188,800   14,075
United Technologies Corp.                                       78,667    7,455
W.W. Grainger, Inc.                                             15,300      725
Waste Management, Inc.                                          99,385    2,942
                                                                        -------
   Total                                                                187,579
                                                                        -------

Information Technology (17.4%)
(b)*ADC Telecommunications, Inc.                               134,950      401
Adobe Systems, Inc.                                             39,125    1,538
*Advanced Micro Devices, Inc.                                   58,200      867
*Agilent Technologies, Inc.                                     79,137    2,314
*Altera Corp.                                                   64,211    1,458
Analog Devices, Inc.                                            61,257    2,796
*Andrew Corp.                                                   25,737      296
*Apple Computer, Inc.                                           60,800    1,299

                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Information Technology continued
*Applied Materials, Inc.                                       278,100   6,243
*Applied Micro Circuits Corp.                                   51,100     306
Autodesk, Inc.                                                  18,734     460
Automatic Data Processing, Inc.                                100,350   3,975
*Avaya, Inc.                                                    69,916     905
*BMC Software, Inc.                                             38,160     712
*Broadcom Corp. -- Class A                                      49,800   1,698
*CIENA Corp.                                                    79,000     525
*Cisco Systems, Inc.                                         1,177,800  28,609
*Citrix Systems, Inc.                                           27,620     586
Computer Associates International, Inc.                         97,092   2,654
*Computer Sciences Corp.                                        31,450   1,391
*Compuware Corp.                                                64,257     388
*Comverse Technology, Inc.                                      31,600     556
*Concord EFS, Inc.                                              81,700   1,212
*Convergys Corp.                                                23,950     418
*Corning, Inc.                                                 223,400   2,330
*Dell, Inc.                                                    431,033  14,638
*Electronic Arts, Inc.                                          49,400   2,360
Electronic Data Systems Corp.                                   80,467   1,975
*EMC Corp.                                                     368,174   4,757
First Data Corp.                                               124,226   5,104
*Fiserv, Inc.                                                   32,525   1,285
*Gateway, Inc.                                                  54,350     250
Hewlett-Packard Co.                                            512,326  11,768
Intel Corp.                                                  1,092,463  35,177
International Business Machines Corp.                          290,339  26,909
*Intuit, Inc.                                                   34,400   1,820
*Jabil Circuit, Inc.                                            33,367     944
*JDS Uniphase Corp.                                            240,000     876
*KLA-Tencor Corp.                                               31,900   1,872
*Lexmark International Group, Inc. -- Class A                   21,500   1,691
Linear Technology Corp.                                         52,550   2,211
*LSI Logic Corp.                                                63,600     564
*Lucent Technologies, Inc.                                     698,136   1,983
Maxim Integrated Products, Inc.                                 54,500   2,714
*Mercury Interactive Corp.                                      14,500     705
*Micron Technology, Inc.                                       102,350   1,379
Microsoft Corp.                                              1,814,700  49,976
Molex, Inc.                                                     32,050   1,118
Motorola, Inc.                                                 390,577   5,495
*National Semiconductor Corp.                                   30,843   1,216
*NCR Corp.                                                      15,900     617
*Network Appliance, Inc.                                        57,400   1,178
*Novell, Inc.                                                   62,300     655
*Novellus Systems, Inc.                                         25,400   1,068
*NVIDIA Corp.                                                   26,700     621
*Oracle Corp.                                                  878,325  11,594
*Parametric Technology Corp.                                    44,080     174
Paychex, Inc.                                                   63,235   2,352
*Peoplesoft, Inc.                                               61,100   1,393
PerkinElmer, Inc.                                               21,300     364
*PMC-Sierra, Inc.                                               28,600     576

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Information Technology continued
*QLogic Corp.                                                 15,850      818
QUALCOMM, Inc.                                               133,167    7,182
Sabre Holdings Corp. -- Class A                               24,067      520
*Sanmina-SCI Corp.                                            85,600    1,079
Scientific-Atlanta, Inc.                                      25,000      683
*Siebel Systems, Inc.                                         82,900    1,150
*Solectron Corp.                                             139,300      823
*Sun Microsystems, Inc.                                      541,997    2,434
*SunGard Data Systems, Inc.                                   47,900    1,327
*Symantec Corp.                                               50,900    1,764
Symbol Technologies, Inc.                                     38,650      653
Tektronix, Inc.                                               14,260      451
*Tellabs, Inc.                                                69,292      584
*Teradyne, Inc.                                               31,650      805
Texas Instruments, Inc.                                      290,500    8,535
*Thermo Electron Corp.                                        27,200      685
*Unisys Corp.                                                 55,250      820
*VERITAS Software Corp.                                       71,432    2,654
*Waters Corp.                                                 20,600      683
*Xerox Corp.                                                 132,700    1,831
*Xilinx, Inc.                                                 57,200    2,216
*Yahoo!, Inc.                                                109,000    4,924
                                                                      -------
   Total                                                              305,937
                                                                      -------

Materials (3.0%)
Air Products and Chemicals, Inc.                              38,167    2,016
Alcoa, Inc.                                                  142,007    5,396
Allegheny Technologies, Inc.                                  13,417      177
Ball Corp.                                                     9,466      564
Bemis Co., Inc.                                                8,950      448
The Dow Chemical Co.                                         154,109    6,407
E. I. du Pont de Nemours And Co.                             167,228    7,675
Eastman Chemical Co.                                          13,025      515
Ecolab, Inc.                                                  43,600    1,193
Engelhard Corp.                                               21,000      629
Freeport-McMoRan Copper & Gold, Inc. -- Class B               28,281    1,191
Georgia-Pacific Corp.                                         42,604    1,307
Great Lakes Chemical Corp.                                     8,400      228
*Hercules, Inc.                                               18,400      224
International Flavors & Fragrances, Inc.                      15,800      552
International Paper Co.                                       80,466    3,469
*Louisiana-Pacific Corp.                                      17,600      315
MeadWestvaco Corp.                                            33,579      999
Monsanto Co.                                                  43,953    1,265
Newmont Mining Corp.                                          72,480    3,523
Nucor Corp.                                                   13,133      735
*Pactiv Corp.                                                 26,400      631
*Phelps Dodge Corp.                                           14,924    1,136
PPG Industries, Inc.                                          28,467    1,822
Praxair, Inc.                                                 54,700    2,090
Rohm And Haas Co.                                             37,280    1,592
*Sealed Air Corp.                                             14,221      770
Sigma-Aldrich Corp.                                           11,900      680
Temple-Inland, Inc.                                            9,100      570
United States Steel Corp.                                     17,350      608
Vulcan Materials Co.                                          17,100      813
Weyerhaeuser Co.                                              36,780    2,354
Worthington Industries, Inc.                                  14,400      260
                                                                      -------
   Total                                                               52,154
                                                                      -------

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Telecommunication Services (3.4%)
ALLTEL Corp.                                                  52,357     2,439
AT&T Corp.                                                   132,207     2,684
*AT&T Wireless Services, Inc.                                455,297     3,638
BellSouth Corp.                                              309,965     8,772
CenturyTel, Inc.                                              24,100       786
*Citizens Communications Co.                                  47,700       592
*Nextel Communications, Inc. -- Class A                      184,550     5,178
*Qwest Communications International, Inc.                    284,535     1,229
SBC Communications, Inc.                                     557,747    14,541
Sprint Corp.                                                 151,609     2,489
*Sprint Corp. (PCS Group)                                    173,560       975
Verizon Communications, Inc.                                 462,542    16,227
                                                                     ---------
   Total                                                                59,550
                                                                     ---------

Utilities (2.8%)
*The AES Corp.                                               104,000       982
*Allegheny Energy, Inc.                                       21,100       269
Ameren Corp.                                                  27,167     1,250
American Electric Power Co., Inc.                             66,240     2,021
*Calpine Corp.                                                69,360       334
CenterPoint Energy, Inc.                                      51,262       497
Cinergy Corp.                                                 29,784     1,156
*CMS Energy Corp.                                             27,000       230
Consolidated Edison, Inc.                                     37,750     1,624
Constellation Energy Group, Inc.                              28,000     1,096
Dominion Resources, Inc.                                      54,295     3,466
DTE Energy Co.                                                28,250     1,113
Duke Energy Corp.                                            151,730     3,103
*Dynegy, Inc. -- Class A                                      62,900       269
Edison International                                          54,720     1,200
El Paso Corp.                                                100,771       825
Entergy Corp.                                                 38,209     2,183
Exelon Corp.                                                  54,712     3,631
FirstEnergy Corp.                                             54,665     1,924
FPL Group, Inc.                                               30,857     2,019
KeySpan Corp.                                                 26,600       979
Kinder Morgan, Inc.                                           20,667     1,221
Nicor, Inc.                                                    7,350       250
NiSource, Inc.                                                44,073       967
Peoples Energy Corp.                                           6,100       256
*PG&E Corp.                                                   69,125     1,920
Pinnacle West Capital Corp.                                   15,300       612
PPL Corp.                                                     29,634     1,296
Progress Energy, Inc.                                         40,892     1,851
Public Service Enterprise Group, Inc.                         38,036     1,666
Sempra Energy                                                 37,502     1,127
The Southern Co.                                             122,300     3,701
TECO Energy, Inc.                                             31,500       454
TXU Corp.                                                     54,065     1,282
The Williams Companies, Inc.                                  86,900       853
Xcel Energy, Inc.                                             66,920     1,136
                                                                     ---------
   Total                                                                48,763
                                                                     ---------

   Total Common Stock (Cost: $1,358,297)                             1,727,036
                                                                     ---------

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                            Shares/     Value
Money Market Investments (1.7%)                              $ Par    $ (000's)
--------------------------------------------------------------------------------

Autos (0.6%)
(b)Toyota Motor Credit Corp., 1.02%, 2/12/04               10,000,000     9,988
                                                                      ---------
   Total                                                                  9,988
                                                                      ---------

Banks (0.3%)
(b)UBS Finance Delaware LLC, 0.95%, 1/2/04                  5,400,000     5,400
                                                                      ---------
   Total                                                                  5,400
                                                                      ---------

Federal Government and Agencies (0.2%)
(b)Federal Home Loan Mortgage Co., 1.065%, 2/5/04           3,000,000     2,997
(b)Federal National Mortgage Association, 1.04%, 2/2/04     1,000,000       999
                                                                      ---------
   Total                                                                  3,996
                                                                      ---------

Short Term Business Credit (0.6%)
(b)Transamerica Financial, 1.05%, 1/16/04                  10,000,000     9,996
                                                                      ---------
   Total                                                                  9,996
                                                                      ---------

   Total Money Market Investment (Cost: $29,380)                         29,380
                                                                      ---------

   Total Investments (100.0%) (Cost $1,387,677)(a)                    1,756,416
                                                                      ---------

   Other Assets, Less Liabilities (0.0%)                                   (296)
                                                                      ---------

   Total Net Assets (100.0%)                                          1,756,120
                                                                      ---------

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $1,391,390 and the net unrealized appreciation of investments based on that cost was $365,026 which is comprised of $536,711 aggregate gross unrealized appreciations and $171,685 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                       Unrealized
                                                     Appreciation /
                                Number of Expiration  Depreciation
             Issuer (000's)     Contracts    Date       (000's)
             ------------------------------------------------------
             S & P 500 Index
              Futures              106      03/04        $1,091
             (Total Notional
              Value at 12/31/03
              $28,340)

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 500 Stock Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------

Objective:                                 Portfolio Strategy:                                      Net Assets:
Realize highest total return, including    Flexible policy of allocating assets among stocks, bonds $130 million
current income and capital appreciation,   and cash, with mix adjusted to capitalize on changing
consistent with reasonable investment risk financial markets and economic conditions.

The Asset Allocation Portfolio invests in seven categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by a team of investment professionals. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Comparison of returns of the Asset Allocation Portfolio with stock or bond indices is of limited usefulness because there is no index that includes both equity and debt securities. During 2003 the stock market was quite strong, following three years of negative returns. Bonds also provided positive returns for the year. Among both stocks and bonds, riskier securities performed better than higher quality issues.

As expected, the Portfolio's performance for the year was a blend of stock and bond performance, with a total return of 20.63%, below the return of 28.67% from the S&P 500 Index, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.12%. Neither of these benchmarks reflect the deduction of fees that exist with a managed portfolio.

An overweighted position in equities through most of the year was an important factor in the Portfolio's performance. This position was increased and decreased as appropriate to take advantage of market moves. Especially beneficial was a higher than usual proportion of foreign stocks, which benefited from a weak dollar as well as from strength in most international stock markets. Overweighted positions in small-cap stocks and in below investment grade bonds also proved advantageous. Partially offsetting these positives was stock selection within the large-cap sector of the portfolio, which was 34% of the total portfolio at the end of 2003. Within this category, some large holdings such as Newell Rubbermaid, Harley-Davidson and Kohl's have underperformed; these positions are gradually being reduced.

                                    [CHART]

    Percentage Holdings 12/31/03

Large Cap Stocks                 34%
(includes S&P 500 Index Futures)
Investment-Grade Bonds           24%
Foreign Stocks                   15%
Below Investment-Grade Bonds      8%
Small Cap Stocks                 13%
Short-Term Investments            6%


Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.
                                    [CHART]

                              Relative Performance


                            Merrill Lynch     Merrill Lynch
         Asset Allocation   Domestic Master      91 Day
           Portfolio            Index          T-Bill Index  S&P 500 Index
         ----------------   ---------------   -------------  -------------
 7/01      $10,000             $10,000           $10,000       $10,000
12/01        9,770              10,240            10,139         9,538
12/02        8,768              11,306            10,320         7,431
12/03       10,577              11,772            10,438         9,562


                           Average Annual Total Return
                      For Periods Ended December 31, 2003

                                                                   Since
                                                     1 Year      Inception*
Asset Allocation Portfolio                           20.63%        2.43%
S&P 500 Index                                        28.67%       -1.84%
Merrill Lynch Domestic Master Index                   4.12%        6.98%
Merrill Lynch 91 Day T-Bill Index                     1.15%        1.79%

*inception date of 7/31/01


In the graph, the Portfolio is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other Portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account Report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

             Domestic Common Stocks and          Shares/   Value
             Warrants (39.4%)                     $ Par  $ (000's)
             -----------------------------------------------------

             Large Cap Common Stock (26.1%)
             -----------------------------------------------------

             Consumer Discretionary (4.9%)
             *Bed Bath & Beyond, Inc.             7,900   $  342
             Best Buy Co., Inc.                   3,200      167
             *Comcast Corp. -- Class A            6,000      197
             Fortune Brands, Inc.                11,400      816
             Gannett Co., Inc.                    3,700      330
             Harley-Davidson, Inc.               10,100      480
             *InterActiveCorp                     5,700      193
             *Kohl's Corp.                       10,500      472
             Lowe's Companies, Inc.               1,300       72
             McDonald's Corp.                     9,700      241
             The McGraw-Hill Companies, Inc.      6,300      440
             Omnicom Group, Inc.                  5,700      498
             Target Corp.                        15,000      577
             *Time Warner, Inc.                  20,000      360
             Tribune Co.                          8,400      433
             Viacom, Inc. -- Class B              9,700      430
             Wendy's International, Inc.          8,600      337
                                                          ------
                 Total Consumer Discretionary              6,385
                                                          ------

             Consumer Staples (2.5%)
             Altria Group, Inc.                   7,600      414
             Anheuser-Busch Companies, Inc.       4,900      258
             The Coca-Cola Co.                    6,800      345
             Colgate-Palmolive Co.                3,400      170
             *Dean Foods Co.                      8,850      291
             PepsiCo, Inc.                       10,800      503
             Wal-Mart Stores, Inc.               15,500      823
             Walgreen Co.                        12,600      458
                                                          ------
                 Total Consumer Staples                    3,262
                                                          ------

             Energy (1.3%)
             ConocoPhillips                       7,300      479
             EOG Resources, Inc.                  7,800      360
             Exxon Mobil Corp.                   15,200      623
             *Nabors Industries, Ltd.             2,100       87
             *Noble Corp.                         2,900      104
                                                          ------
                 Total Energy                              1,653
                                                          ------

             Financials (3.8%)
             American Express Co.                 5,000      241
             American International Group, Inc.   9,600      636
             The Chubb Corp.                      4,500      306
             Citigroup, Inc.                     18,300      889
             Countrywide Credit Industries, Inc.  1,066       81
             Fifth Third Bancorp                  6,800      402
             The Goldman Sachs Group, Inc.        5,000      494
             Lehman Brothers Holdings, Inc.       4,200      324
             Morgan Stanley                       9,100      527
             Prudential Financial, Inc.           4,500      188
             Wachovia Corp.                       3,700      172
             Wells Fargo & Co.                   12,300      724
                                                          ------
                 Total Financials                          4,984
                                                          ------

                                                  Shares/   Value
            Large Cap Common Stock (26.1%)         $ Par  $ (000's)
            -------------------------------------------------------

            Health Care (3.8%)
            Abbott Laboratories                    7,100      331
            AmerisourceBergen Corp.                5,200      292
            *Amgen, Inc.                          11,500      711
            *Boston Scientific Corp.               4,200      154
            Eli Lilly and Co.                      4,700      331
            *Forest Laboratories, Inc.             6,500      402
            *Gilead Sciences, Inc.                 2,800      163
            Johnson & Johnson                      7,900      408
            Medtronic, Inc.                       17,800      865
            Pfizer, Inc.                          27,700      978
            UnitedHealth Group, Inc.               4,700      273
                                                            -----
                Total Health Care                           4,908
                                                            -----

            Industrials (1.4%)
            Canadian National Railway Co.          5,300      335
            FedEx Corp.                            1,500      101
            General Electric Co.                  25,400      787
            Lockheed Martin Corp.                  4,000      206
            Union Pacific Corp.                    4,800      334
                                                            -----
                Total Industrials                           1,763
                                                            -----

            Information Technology (6.0%)
            *Affiliated Computer
             Services, Inc. -- Class A             3,300      180
            Analog Devices, Inc.                   5,500      251
            *Applied Materials, Inc.              11,400      256
            *ASML Holding N.V.                    10,800      217
            *Broadcom Corp. -- Class A             5,000      170
            *Cisco Systems, Inc.                  24,900      605
            *Dell, Inc.                            9,400      319
            *Electronic Arts, Inc.                   900       43
            *EMC Corp.                            18,370      237
            First Data Corp.                      10,600      436
            *Fiserv, Inc.                          8,400      332
            Hewlett-Packard Co.                   22,200      510
            Intel Corp.                           28,300      911
            International Business Machines Corp.  6,800      630
            *Intuit, Inc.                          4,500      238
            Microsoft Corp.                       44,900    1,236
            Nokia Corp., ADR                      20,500      349
            *NVIDIA Corp.                          7,900      184
            *Peoplesoft, Inc.                      4,200       96
            *Taiwan Semiconductor, ADR            25,400      260
            Texas Instruments, Inc.               16,100      473
                                                            -----
                Total Information Technology                7,933
                                                            -----

            Materials (1.5%)
            Air Products and Chemicals, Inc.       8,500      449
            Alcoa, Inc.                           18,400      699
            Ecolab, Inc.                           7,200      197
            Newmont Mining Corp.                   3,900      190
            Weyerhaeuser Co.                       5,700      365
                                                            -----
                Total Materials                             1,900
                                                            -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
            Large Cap Common Stock (26.1%)          $ Par  $ (000's)
            --------------------------------------------------------

            Other Holdings (0.6%)
            *Nasdaq-100 Trust, Series 1             4,800      175
            *Semiconductor Holders Trust           16,200      670
                                                            ------
                Total Other Holdings                           845
                                                            ------

            Telecommunication Services (0.3%)
            Vodafone Group PLC, ADR                16,800      421
                                                            ------
                Total Telecommunication Services               421
                                                            ------

                Total Large Cap Common Stock
                 (Cost: $30,360)                            34,054
                                                            ------

            Small Cap Common Stock (13.3%)
            --------------------------------------------------------

            Consumer Discretionary (3.1%)
            *Alliance Gaming Corp.                  7,100      175
            *Ann Taylor Stores Corp.                4,350      170
            *Coach, Inc.                            4,500      170
            *Digital Theater Systems, Inc.          3,500       86
            *Emmis Communications Corp. --
             Class A                                4,400      119
            *Entercom Communications Corp. --
             Class A                                4,300      228
            Fairmont Hotels & Resorts, Inc.         5,400      147
            *The Gymboree Corp.                     8,100      140
            Jones Apparel Group, Inc.               4,200      148
            *Lamar Advertising Co. -- Class A       6,200      231
            Leggett & Platt Inc.                   15,000      324
            Michaels Stores, Inc.                   8,700      385
            *O'Reilly Automotive, Inc.             19,100      733
            *Orbitz, Inc.                           3,300       77
            *Orient-Express Hotel, Ltd. -- Class A 10,300      169
            Polaris Industries, Inc.                2,000      177
            *Sharper Image Corp.                    4,600      150
            *Stoneridge, Inc.                       2,000       30
            *Tempur-Pedic International, Inc.       3,693       57
            *Tommy Hilfiger Corp.                   7,900      117
            *Westwood One, Inc.                     5,300      181
                                                            ------
                Total Consumer Discretionary                 4,014
                                                            ------

            Energy (0.6%)
            *BJ Services Co.                        4,200      151
            ENSCO International, Inc.               6,600      179
            *Patterson-UTI Energy, Inc.             6,400      211
            *Tom Brown, Inc.                        5,000      161
            *Weatherford International, Ltd.        3,900      140
                                                            ------
                Total Energy                                   842
                                                            ------

            Financials (1.1%)
            CIT Group Inc.                          4,100      147
            Investors Financial Services Corp.     15,300      587
            Old Republic International Corp.        7,950      202
            Radian Group, Inc.                      3,600      176
            SouthTrust Corp.                        7,700      252
            *Trammell Crow Co.                      9,500      126
                                                            ------
                Total Financials                             1,490
                                                            ------

            Health Care (3.0%)
            *Advancepcs                             5,600      295
            *Bio-Rad Laboratories, Inc. Class A     1,800      104

                                                     Shares/   Value
         Small Cap Common Stock (13.3%)               $ Par  $ (000's)
         -------------------------------------------------------------

         Health Care continued
         *Bradley Pharmaceuticals, Inc.               3,900       99
         *DaVita, Inc.                               29,300    1,143
         Health Management Associates, Inc. --
          Class A                                    10,400      250
         *Lincare Holdings, Inc.                     10,300      309
         *Patterson Dental Co.                        8,100      520
         *Province Healthcare Co.                    20,750      332
         *Psychiatric Solutions, Inc.                 4,800      100
         *Renal Care Group, Inc.                      7,600      313
         Select Medical Corp.                         5,400       88
         *Triad Hospitals, Inc.                       5,300      176
         *Universal Health Services, Inc. -- Class B  2,700      145
                                                               -----
             Total Health Care                                 3,874
                                                               -----

         Industrials (2.0%)
         C.H. Robinson Worldwide, Inc.                8,300      315
         Cintas Corp.                                 3,200      160
         *The Corporate Executive Board Co.           4,600      215
         *EGL, Inc.                                   6,600      116
         *Hewitt Associates, Inc.                     4,700      141
         *Knight Transportation, Inc.                 9,150      235
         *L-3 Communications Holdings, Inc.           3,300      169
         Manpower, Inc.                               1,600       75
         *Marlin Business Services Inc.               6,000      104
         MSC Industrial Direct Co., Inc. --
          Class A                                     8,800      242
         *Swift Transportation Co., Inc.             10,000      210
         Teleflex, Inc.                              10,700      517
         *Tetra Tech, Inc.                            2,364       59
                                                               -----
             Total Industrials                                 2,558
                                                               -----

         Information Technology (3.5%)
         *Amdocs, Ltd.                                6,100      137
         *Brooks Automation, Inc.                    11,180      270
         *Caci International, Inc. -- Class A         2,300      112
         CDW Corp.                                    3,300      191
         *Cognos, Inc.                                6,800      208
         *Cree, Inc.                                  5,800      103
         Diebold, Inc.                                2,700      145
         *Electronics for Imaging, Inc.               6,800      177
         *EPIQ Systems, Inc.                          8,850      152
         *Hyperion Solutions Corp.                      400       12
         *Integtated Circuit Systems, Inc.            6,300      179
         Intersil Corp. -- Class A                    8,700      216
         *Mettler-Toledo International, Inc.          1,400       59
         Microchip Technology, Inc.                   7,700      257
         *Netgear, Inc.                               6,300      101
         *Netscreen Technologies, Inc.                4,700      116
         *Novellus Systems, Inc.                      5,500      231
         *O2Micro International, Ltd.                10,000      225
         Paychex, Inc.                                5,300      197
         *Plexus Corp.                                4,700       81
         *QLogic Corp.                                2,300      119
         *Semtech Corp.                               8,800      200
         *SigmaTel, Inc.                              2,713       67
         *Tollgrade Communications, Inc.              4,800       84
         *UTStarcom, Inc.                             5,900      219
         *Varian, Inc.                                5,600      234

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


            Small Cap Common                       Shares/   Value
            Stock (13.3%)                           $ Par  $ (000's)
            --------------------------------------------------------

            Information Technology continued
            *Verint Systems, Inc.                   3,600       81
            *Westell Technologies, Inc. -- Class A 13,900       88
            *Zebra Technologies Corp. -- Class A    5,200      345
                                                            ------
                Total Information Technology                 4,606
                                                            ------

                Total Small Cap Common Stock
                 (Cost: $14,140)                            17,384
                                                            ------

            Warrants (0.0%)
            --------------------------------------------------------

            Basic Materials (0.0%)
            Umicore-Strip VVPR                         75        0
                                                            ------
                Total Basic Materials                            0
                                                            ------

            Telecommunications (0.0%)
            Telecom -- Wireless (0.0%)
            IWO Holdings, Inc., 144A                   50        0
                                                            ------
                Total Telecommunications                         0
                                                            ------

            Information Technology (0.0%)
            Belluna Co. Ltd.-Warrants                 307        2
                                                            ------
                Total Warrants (Cost: $0)                        2
                                                            ------

                Total Domestic Common Stocks
                 and Warrants (Cost: $44,500)               51,440
                                                            ------

            Foreign Common
            Stock (15.3%)              Country
            --------------------------------------------------------

            Basic Materials (0.6%)
            Alcan, Inc.             Canada          2,430      114
            Arcelor                 Luxembourg      8,735      153
            BASF AG                 Germany         2,220      125
            *Ivanhoe Mines, Ltd.    Canada          8,125       64
            Rio Tinto, Ltd.         Australia       4,260      119
            *SGL Carbon AG          Germany         5,635       95
            Union Miniere NPV       Belgium         1,545      108
                                                            ------
                Total Basic Materials                          778
                                                            ------

            Consumer Cyclical (0.1%)
            Techtronics
             Industries Co.         Hong Kong      44,000      122
                                                            ------
                Total Consumer Cyclical                        122
                                                            ------

            Consumer Discretionary (2.6%)
            *Alliance Atlantis
             Communications Inc.
             -- B Shares            Canada          3,150       49
            *Autogrill SPA          Italy           6,385       91
            Autoliv                 United States   3,345      127
            Bayerische Motoren
             Werke (BMW) AG         Germany         3,150      147
            *Belluna Co., Ltd.      Japan           1,720       63
            The Berkeley Group
             PLC                    United Kingdom  9,210      145
            Beru AG                 Germany         1,985      128
            *British Sky
             Broadcasting Group
             PLC                    United Kingdom 11,900      150

             Foreign Common                       Shares/   Value
             Stock (15.3%)            Country      $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Discretionary continued
             Carnival Corp.        Panama           3,220     128
             Denway Motors, Ltd.   Hong Kong      163,100     172
             Esprit Holdings, Ltd. Bermuda         46,500     155
             Greek Organization
              of Football
              Prognostics          Greece           9,190     133
             Honda Motor Co.,
              Ltd.                 Japan            3,700     164
             Hyundai Motor Co.,
              Ltd.                 South Korea      4,050     172
             Intercontinental
              Hotels Group PLC     United Kingdom  13,590     129
             Li & Fung, Ltd.       Bermuda         66,000     113
             MFI Furniture Group
              PLC                  United Kingdom  34,960      95
             Millennium &
              Copthorne Hotel      United Kingdom  11,990      65
             News Corp, Ltd.
              ADR                  United Kingdom   3,345     121
             Porsche AG NON-
              VTG PFD.             Germany             87      51
             Puma AG Rudolf
              Dassler Sport        Germany          1,320     233
             Punch Taverns PLC     United Kingdom  17,435     136
             Rank Group PLC        United Kingdom  10,425      52
             Signet Group PLC      United Kingdom  79,055     146
             Swatch Group          Switzerland      1,045     125
             Uss Co., Ltd.         Japan            1,120      79
             Walmart de Mexico
              -- Series V          Mexico          41,245     117
             Wolseley PLC          United Kingdom   9,825     139
                                                            -----
                 Total Consumer Discretionary               3,425
                                                            -----

             Consumer Non-Cyclical (0.5%)
             *Iaws Group           Ireland          3,600      44
             *Numico               Netherlands      2,560      71
             SGS Societe
              Generale de
              Surveillance
              Holding SA           Switzerland        310     195
             Swedish Match AB      Sweden          24,335     248
             Tesco PLC             United Kingdom  29,365     135
                                                            -----
                 Total Consumer Non-Cyclical                  693
                                                            -----

             Consumer Staples (0.8%)
             Adecco SA -- Reg      Switzerland      2,270     146
             *Cott Corp Que        Canada           5,095     143
             Interbrew             Belgium          1,895      51
             Loreal                France           1,395     114
             Luxottica Group
              Spons ADR            Italy            7,500     131
             Nestle SA             Switzerland        640     160
             Reckitt Benckiser
              PLC                  United Kingdom   7,625     172
             Roche Holdings        Switzerland      1,390     140
                                                            -----
                 Total Consumer Staples                     1,057
                                                            -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


             Foreign Common                      Shares/   Value
             Stock (15.3%)           Country      $ Par  $ (000's)
             -----------------------------------------------------

             Energy (0.7%)
             BG Group             United Kingdom  19,600     101
             Encana Corp.         Canada           2,835     113
             Eni SPA              Italy            7,675     145
             Saipem SPA           Italy           15,475     125
             Suncor Energy, Inc.  Canada           5,530     140
             Technip              France             525      57
             Total Fina Elf SA    France           1,000     185
                                                           -----
                 Total Energy                                866
                                                           -----

             Financials (2.5%)
             *Anglo Irish Bank
              Corp.               Ireland         21,892     344
             Banco Popolare Di
              Verona              Italy            8,745     148
             *Bank Rakyat
              Indonesia           Indonesia      794,000     118
             BNP Paribas SA       France           3,175     199
             Cattles PLC          United Kingdom  20,105     120
             Corporacion Mapfre   Spain           12,350     175
             *Danske Bank         Denmark          3,835      90
             Depfa Bank PLC       Ireland            985     124
             *Erste Bank Der
              Oester Spar/Ats     Austria            265      33
             *Grupo Financiero
              Bbv Ban             Mexico         127,305     109
             HSBC Holdings PLC    United Kingdom   8,559     135
             ICICI Bank, Ltd.     India           17,382     113
             ING Groep NV         Netherlands      5,750     134
             *Kookmin Bank        South Korea      3,120     117
             Man Group PLC        United Kingdom   7,385     193
             Manulife Financial
              Corp                Canada           3,550     115
             *Mitsubishi Tokyo
              Financial           Japan               12      94
             *OM Hex AB           Sweden          10,455     130
             *Otp Bank            Hungary         10,990     142
             Royal Bank of
              Scotland Group
              PLC                 United Kingdom   5,185     153
             Royal BK OF
              Canada              Canada           2,670     128
             *Swiss Life Holdings Switzerland        835     153
             *Topix Exchange
              Traded Fund         Japan           15,900     157
                                                           -----
                 Total Financials                          3,224
                                                           -----

             Health Care (1.5%)
             *Actelion, Ltd.      Switzerland      1,385     150
             *Elekta AB B Shs     Sweden           5,860     110
             Getinge AB           Sweden          12,880     124
             Nobel Biocare AB     Sweden              10       1
             Nobel Biocare
              Holding AG          Switzerland      1,190     121
             Novartis AG          Switzerland      3,065     139
             *ResMed Inc.         United States    2,880     120
             Stada Arzneimittel
              AG                  Germany          1,925     120

            Foreign Common                         Shares/   Value
            Stock (15.3%)              Country      $ Par  $ (000's)
            --------------------------------------------------------

            Health Care continued
            Straumann AG            Switzerland       530       81
            Synthes-Stratec, Inc.   Switzerland       139      138
            *Taro Pharmaceuticals
             Inds Ltd               Israel          3,075      197
            Teva Pharmaceutical
             Industries, Ltd. ADR   Israel         11,545      654
                                                             -----
                Total Health Care                            1,955
                                                             -----

            Industrials (2.9%)
            A.P.MOLLER-
             MAERSK A/S             Denmark            20      138
            Alfa Laval AB           Sweden          7,410      113
            Atlas Copco AB Free     Sweden          4,230      151
            Brisa Auto Estrada de
             Portufal SA            Portugal       18,285      122
            *Chiyoda Corp.          Japan          22,000      135
            Cobham PLC              United Kingdom  5,130      107
            Compass Group PLC       United Kingdom 19,025      129
            Crh PLC                 Ireland         5,202      107
            *Daewoo Shipbuilding
             & Marine Eng           South Korea    13,290      171
            Deutsche Post AG        Germany         3,010       62
            *Deutz AG New           Germany           493        2
            *Easyjet PLC            United Kingdom  8,035       42
            Exel PLC                United Kingdom  9,850      130
            *Fraport AG             Germany         4,280      123
            *Funai Electric CO Ltd. Japan             900      124
            *Golar Lng, Ltd.        Bermuda         9,860      142
            Grupo Ferrovial         Spain           6,025      210
            Iberia Lineas Aereas
             de Espana SA           Spain          49,125      141
            Kamigumi Co., Ltd       Japan           9,000       64
            Keyence Corp            Japan             700      148
            *KLOCKNER-
             HUMBOLDT Deutz         Germany         1,980        8
            Kubota Corp.            Japan          27,000      111
            Meggitt PLC             United Kingdom 27,926      118
            *Neptune Orient Lines   Singapore      97,000      123
            Omron Corp.             Japan           7,200      146
            Philips Electronics NV  Netherlands     5,875      172
            Premier Farnell PLC     United Kingdom 29,135      122
            Siemens AG              Germany         1,955      157
            SMC Corp.               Japan           1,100      137
            Thai Airways
             International PCL      Thailand       29,600       34
            Vinci                   France          2,330      192
            Volvo AB --
             B Shares               Sweden          4,160      127
                                                             -----
                Total Industrials                            3,808
                                                             -----

            Technology (1.5%)
            Asm Pacific
             Technology, Ltd.       Cayman Islands 27,000      118
            *Asml Holding NV        Netherlands     5,075      101
            *Business Objects S.A.  France          4,395      153
            *Canon Inc.             Japan           3,000      140

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


            Foreign Common                        Shares/   Value
            Stock (15.3%)             Country      $ Par  $ (000's)
            -------------------------------------------------------

            Technology continued
            *Chi Mei
             Optoelectronics       Taiwan         144,000     148
            Citizens Electronics
             Co.                   Japan            1,900     173
            Dassault Systemes      France           3,340     152
            *Epcos AG              Germany          5,200     117
            Hoya Corp.             Japan            1,700     156
            Indra Sistemas, S.A.   Spain            8,120     104
            Infosys
             Technologies, Ltd.    India            1,058     129
            *Neopost SA            France           2,370     120
            *The Sage Group,
             PLC                   United Kingdom  38,905     122
            Samsung Electronics    South Korea        430     163
            *Taiwan
             Semiconductor
             Manufacturing Co.,
             Ltd.                  Taiwan          66,288     124
                                                           ------
                Total Technology                            2,020
                                                           ------

            Telecommunications (1.4%)
            *Ericsson LM B
             Shares                Sweden          82,225     147
            *France Telecom SA     France           3,855     110
            *Kddi Corp.            Japan               33     189
            *Mediaset SPA          Italy           11,785     140
            *Mobistar SA           Belgium          4,055     229
            *Modern Times Group
             AB -- B Shares        Sweden           6,950     146
            *Nokia AB OY           Finland          3,500      61
            PT Telekomunikasi
             Indonesia             Indonesia      129,000     103
            *Tele2 AB -- B
             Shares                Sweden           2,955     158
            *Telefonica SA         Spain           10,625     156
            Teliasonera AB         Sweden           9,500      50
            *Vivendi Universal
             SA                    France           6,230     151
            Vodafone Group
             PLC                   United Kingdom  62,650     155
                                                           ------
                Total Telecommunications                    1,795
                                                           ------

            Utilities (0.2%)
            Centrica PLC           United Kingdom  31,715     120
            Iberdrola SA           Spain            5,325     105
                                                           ------
                Total Utilities                               225
                                                           ------
                Total Foreign Common Stock
                 (Cost: $15,010)                           19,968
                                                           ------

            Preferred Stock (0.1%)
            -------------------------------------------------------

            Media (0.1%)
            Cable/Satellite (0.1%)
            Csc Holdings, Inc. -- Series H            250      26
            Csc Holdings, Inc., -- Series M           500      53
                                                           ------
                Total Cable/Satellite                          79
                                                           ------

            Telecommunications (0.0%)

            Telecom -- Wireless (0.0%)

            Intermedia Communications, Inc.             2       0
                                                           ------
                Total Communications                            2
                                                           ------

                                                   Shares/   Value
           Preferred Stock (0.1%)                   $ Par  $ (000's)
           ---------------------------------------------------------

           Transportation (0.0%)
           Rail & Other (0.0%)
           American Commercial Lines LLC               261       0
                                                             -----
               Total Transportation                              0
                                                             -----

               Total Preferred Stock
                (Cost: $86)                                     79
                                                             -----

           Revenue Bonds (0.3%)
           Municipal Bonds -- Revenue (0.3%)
           Nashville And Davidson County,
            Tennessee Health And Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21              850,000     355
                                                             -----
               Total Revenue Bond
                (Cost: $356)                                   355
                                                             -----

           Investment Grade Bonds (9.0%)
           ---------------------------------------------------------

           Auto Related (0.7%)
           American Honda Finance,
            3.85%, 11/6/08 144A                    350,000     352
           Toyota Motor Credit Corp.,
            4.35%, 12/15/10                        600,000     609
                                                             -----
               Total Auto Related                              961
                                                             -----

           Beverages, Malt Beverages (0.2%)
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          23,000      27
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                         75,000      81
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                         125,000     134
                                                             -----
               Total Beverages, Malt Beverages                 242
                                                             -----

           Commercial Banks (1.3%)
           Bank of America Corp., 4.875%, 1/15/13   40,000      40
           Bank One Corp., 5.25%, 1/30/13          250,000     256
           HBOS Treasury Services,
            3.75%, 9/30/08 144A                    350,000     350
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                   350,000     350
           RBS Capital Trust II, 6.425%, 1/3/34    350,000     355
           Unionbancal Corp., 5.25%, 12/16/13      350,000     354
                                                             -----
               Total Commercial Banks                        1,705
                                                             -----

           Commerical Physical Research (0.2%)
           Monsanto Co., 7.375%, 8/15/12           250,000     285
                                                             -----
               Total Commercial Physical Research              285
                                                             -----

           Crude Petroleum and Natural Gas (0.1%)
           Occidental Petroleum, 10.125%, 9/15/09  120,000     155
                                                             -----
               Total Crude Petroleum and Natural Gas           155
                                                             -----

           Data Processing and Preparation (0.7%)
           Fiserv, Inc., 4.00%, 4/15/08            350,000     348
           Gtech Holdings Corp.,
            4.75%, 10/15/10 144A                   565,000     571
                                                             -----
               Total Data Processing and Preparation           919
                                                             -----

           Electrical Equipment and Supplies (0.2%)
           Cooper Industries, Inc., 5.50%, 11/1/09 200,000     215
                                                             -----
               Total Electrical Equipment and
                Supplies                                       215
                                                             -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                     Shares/   Value
           Investment Grade Bonds (9.0%)              $ Par  $ (000's)
           -----------------------------------------------------------

           Fire, Marine and Casualty Insurance (1.2%)
           Berkley (WR) Corp., 9.875%, 5/15/08       600,000     732
           Berkley (WR) Corp., 5.875%, 2/15/13       200,000     204
           Progressive Corp., 6.375%, 1/15/12        130,000     143
           Progressive Corp., 6.25%, 12/1/32         176,000     184
           Travelers Property Casulty Corp.,
            6.375%, 3/15/33                          350,000     365
                                                               -----
               Total Fire, Marine and Casualty Insurance       1,628
                                                               -----

           Measuring and Controlling Devices (0.1%)
           Rockwell Automation, Inc.,
            6.70%, 1/15/28                           110,000     120
                                                               -----
               Total Measuring and Controlling Devices           120
                                                               -----

           Miscellaneous Business Credit Institutions (0.3%)
           Textron Financial Corp., 2.75%, 6/1/06    350,000     349
                                                               -----
               Total Miscellaneous Business
                Credit Institutions                              349
                                                               -----

           Motors and Generators (0.1%)
           Emerson Electric Co., 5.75%, 11/1/11       48,000      52
           Emerson Electric Co., 4.50%, 5/1/13        70,000      68
                                                               -----
               Total Motors and Generators                       120
                                                               -----

           Office Machines (0.1%)
           Pitney Bowes Credit Corp.,
            5.75%, 8/15/08                           100,000     109
                                                               -----
               Total Office Machines                             109
                                                               -----

           Pharmaceutical Preparations (0.8%)
           Johnson & Johnson, Inc., 3.80%, 5/15/13   350,000     330
           Johnson & Johnson, Inc., 4.95%, 5/15/33   350,000     318
           Merck & Co., Inc., 6.40%, 3/1/28          350,000     385
                                                               -----
               Total Pharmaceutical Preparations               1,033
                                                               -----

           Property & Casualty Insurance (0.3%)
           Berkshire Hathaway, Inc.,
            4.625%, 10/15/13 144A                    400,000     393
                                                               -----
               Total Property & Casualty Insurance               393
                                                               -----

           Radio,TV Electronic Stores (0.3%)
           Radioshack Corp., 6.95%, 9/1/07           350,000     394
                                                               -----
               Total Radio,TV Electronic Stores                  394
                                                               -----

           Real Estate Investment Trusts (0.3%)
           Vornado Realty Trust, 4.75%, Due
            12/1/10                                  350,000     350
                                                               -----
               Total Real Estate Investment Trusts               350
                                                               -----

           Retail-Retail Stores (1.4%)
           Estee Lauder, Inc., 5.75%, 10/15/33       350,000     345
           Fortune Brands Inc., 4.875%, 12/1/13      350,000     351
           The Gillette Co., 2.50%, 6/1/08           350,000     337
           Limited Brands, 6.125%, 12/1/12            70,000      75
           Limited Brands, Inc. 6.95%, 3/1/33        205,000     223

                                                   Shares/     Value
            Investment Grade Bonds (9.0%)           $ Par    $ (000's)
            ----------------------------------------------------------

            Retail-Retail Stores continued
            Office Depot, 6.25%, 8/15/13            350,000      368
            VF Corp., 6.00%, 10/15/33 144A          200,000      198
                                                              ------
                Total Retail-Retail Stores                     1,897
                                                              ------

            Savings Institutions Except Federal (0.3%)
            U.S. Central Credit Union,
             5/30/08, 2.75%                         350,000      338
                                                              ------
                Total Savings Institutions Except Federal        338
                                                              ------

            Steel Wire and Related Products
             (0.2%)
            Hubbell, Inc., 6.375%, 5/15/12          300,000      324
                                                              ------
                Total Steel Wire and Related Products            324
                                                              ------

            Wines and Distilled Beverages (0.2%)
            Brown Forman Corp., 3.00%, 3/15/08      250,000      245
                                                              ------
                Total Wines and Distilled Beverages              245
                                                              ------

                Total Investment Grade Bonds
                 (Cost: $11,747)                              11,782
                                                              ------

            Government (Domestic and Foreign)
            and Agency Bonds (15.9%)
            ----------------------------------------------------------

            Federal Government and Agencies (15.9%)
            Government National Mortgage
             Association TBA, 4.50%, 1/1/34       1,617,726    1,546
            Government National Mortgage
             Association TBA, 5.00%, 1/1/34         150,000      148
            Housing & Urban Development,
             6.08%, 8/1/13                          100,000      110
            State of Israel, 7.25%, 12/15/28        350,000      378
            US Treasury, 3.00%, 1/31/04             165,000      165
            US Treasury, 2.125%, 10/31/04           500,000      504
            US Treasury, 1.75%, 12/31/04             70,000       70
            US Treasury, 1.625%, 1/31/05             40,000       40
            US Treasury, 1.625%, 4/30/05             55,000       55
            US Treasury, 6.50%, 5/15/05           1,325,000    1,416
            US Treasury, 1.125%, 6/30/05             80,000       80
            US Treasury, 6.50%, 8/15/05           1,000,000    1,079
            US Treasury, 2.00%, 8/31/05             140,000      141
            US Treasury, 4.625%, 5/15/06            153,000      162
            US Treasury, 3.50%, 11/15/06          2,129,000    2,201
            US Treasury, 2.625%, 5/15/08          2,750,000    2,709
            US Treasury Inflation Index Bond,
             3.375%, 1/15/07                      7,502,537    8,128
            US Treasury Note, 1.875%, 11/30/05    1,100,000    1,102
            US Treasury Stripped, 0.00%, 8/15/27  2,800,000      763
                                                              ------

                Total Government (Domestic and Foreign)
                 and Agency Bonds (Cost: $20,976)             20,797
                                                              ------

            Below Investment-Grade Bonds (7.9%)
            ----------------------------------------------------------

            Aerospace (0.0%)
            L-3 Communications Corp.,
             6.125%, 1/15/14 144A                    50,000       50
                                                              ------
                Total Aerospace                                   50
                                                              ------

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Auto Related (0.4%)
           Advanced Accessory, 10.75%, 6/15/11      50,000     55
           Asbury Automotive Group,
            8.00%, 3/15/14 144A                     25,000     25
           Collins & Aikman Products,
            10.75%, 12/31/11                        75,000     74
           HLI Operating Co., 10.50%, 6/15/10       50,000     58
           Metaldyne Corp., 10.00%, 11/1/13 144A   100,000    100
           Oxford Automotive, Inc.,
            12.00%, 10/15/10 144A                  100,000     84
           RJ Tower Corp., 12.00%, 6/1/13           50,000     49
           United Components, Inc.,
            9.375%, 6/15/13                         50,000     55
                                                              ---
               Total Auto Related                             500
                                                              ---

           Basic Materials (1.2%)
           Chemicals (0.7%)
           Huntsman Adv. Materials,
            11.00%, 7/15/10 144A                   100,000    110
           Huntsman International LLC,
            9.875%, 3/1/09 144A                     25,000     27
           Huntsman International, Inc.,
            9.875%, 3/1/09                          25,000     27
           Huntsman LLC, 11.625%, 10/15/10
            144A                                    50,000     51
           IMC Global, Inc., 11.25%, 6/1/11         75,000     83
           Koppers, Inc., 9.875%, 10/15/13 144A     75,000     83
           Kraton Polymers LLC,
            8.125%, 1/15/14 144A                    25,000     26
           Lyondell Chemical Co., 9.50%, 12/15/08   75,000     78
           Nalco Co., 8.875%, 11/15/13 144A         75,000     80
           Resolution Perform Prod.,
            8.00%, 12/15/09 144A                    25,000     26
           Rockwood Specialties Corp.,
            10.625%, 5/15/11 144A                  100,000    111
           Terra Capital Corp., 11.50%, 6/1/10     100,000    104
           United Agricultural Products,
            8.25%, 12/15/11 144A                    25,000     26
                                                              ---
               Total                                          832
                                                              ---

           Metals/Mining (0.3%)
           CSN Islands VIII Corp.,
            9.75%, 12/16/13 144A                    50,000     51
           Massey Energy Co.,
            6.625%, 11/15/10 144A                   75,000     77
           Texas Industries, Inc., 10.25%, 6/15/11  50,000     57
           UCAR Finance, Inc., 10.25%, 2/15/12      50,000     58
                                                              ---
               Total                                          243
                                                              ---

           Packaging/Containers (0.1%)
           Crown European Holdings SA,
            9.50%, 3/1/11                           25,000     28
           Owens Brockway Glass Container,
            8.75%, 11/15/12                         75,000     84
           Owens Brockway Glass Container,
            8.25%, 5/15/13                          25,000     27
           Pliant Corp., 11.125%, 9/1/09            40,000     43
                                                              ---
               Total                                          182
                                                              ---

                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Paper & Forest Products (0.1%)
           Appleton Papers, Inc., 12.50%, 12/15/08  50,000      57
           Buckeye Technologies, Inc.,
            8.50%, 10/1/13                          75,000      80
           Georgia Pacific Corp.,
            8.00%, 1/15/24 144A                     50,000      51
                                                             -----
               Total                                           188
                                                             -----

               Total Basic Materials                         1,445
                                                             -----

           Builders (0.3%)
           Building Materials (0.2%)
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                          40,000      42
           Nationsrent, Inc., 9.50%, 10/15/10 144A  75,000      81
           Norcraft Co., 9.00%, 11/1/11 144A        50,000      54
           Nortek Holdings Inc.,
            0.00%, 5/15/11 144A                     50,000      36
           United Rentals NA, Inc.,
            7.75%, 11/15/13 144A                    75,000      77
                                                             -----
               Total                                           290
                                                             -----

           Home Builders (0.1%)
           Meritage Corp., 9.75%, 6/1/11            75,000      83
           Technical Olympic USA, Inc.,
            9.00%, 7/1/10                           50,000      54
                                                             -----
               Total                                           137
                                                             -----

               Total Builders                                  427
                                                             -----

           Capital Goods (0.4%)
           Amsted Industries, Inc.,
            10.25%, 10/15/11 144A                   50,000      55
           Bombardier Recreational,
            8.375%, 12/15/13 144A                   50,000      52
           Case New Holland, Inc.,
            9.25%, 8/1/11 144A                      25,000      28
           Columbus McKinnon Corp.,
            10.00%, 8/1/10                          50,000      53
           General Cable Corp.,
            9.50%, 11/15/10 144A                    50,000      54
           Jacuzzi Brands Inc.,
            9.625%, 7/1/10 144A                     25,000      28
           JLG Industries Inc., 8.25%, 5/1/08       25,000      27
           Rexnord Corp., 10.125%, 12/15/12        100,000     109
           Sensus Metering Systems,
            8.625%, 12/15/13 144A                   25,000      26
           Terex Corp. 7.375%, 1/15/14 144A         75,000      77
           Trimas Corp., 9.875%, 6/15/12            50,000      52
                                                             -----
               Total Capital Goods                             561
                                                             -----

           Consumer Products (0.6%)
           Consumer Products (0.2%)
           Hines Nurseries, Inc.
            10.25%, 10/1/11 144A                    50,000      55
           Jafra Cosmetics, 10.75%, 5/15/11         50,000      55
           Jostens Holding, 10.25%, 12/1/10 144A    75,000      47
           Rayovac Corp., 8.50%, 10/1/13            75,000      80
           Simmons Co. 7.875%, 1/15/14 144A         25,000      25
                                                             -----
               Total                                           262
                                                             -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Retail Food & Drug (0.0%)
           Delhaize America, Inc., 9.00%, 4/15/31   25,000     30
                                                              ---
               Total                                           30
                                                              ---

           Retail Store (0.2%)
           Cole National Group, 8.875%, 5/15/12     75,000     80
           Couche-Tard US, 7.50%, 12/15/13 144A     50,000     52
           Payless Shoesource, Inc., 8.25%, 8/1/13 125,000    120
                                                              ---
               Total                                          252
                                                              ---

           Textile/Apparel (0.2%)
           Oxford Industries, Inc.,
            8.875%, 6/1/11 144A                     75,000     82
           Perry Ellis International, Inc.,
            8.875%, 9/15/13 144A                    50,000     53
           Phillips Van Heusen Corp.,
            8.125%, 5/1/13                          50,000     53
           Tommy Hilfiger USA, Inc.,
            6.85%, 6/1/08                           50,000     50
           Warnaco, Inc., 8.875%, 6/15/13 144A      50,000     52
                                                              ---
               Total                                          290
                                                              ---

               Total Consumer Products                        834
                                                              ---

           Energy (0.6%)

           Gas Pipeline/Oil Field Service (0.3%)
           Dynegy Holdings Inc.,
            10.125%, 7/15/13 144A                   75,000     86
           Hanover Equip TR., 8.75% 9/1/11         100,000    106
           Hanover Equipment Trust 01 A,
            0.00%, 3/31/07                          50,000     37
           Parker Drilling Co.,
            9.625%, 10/1/13 144A                    75,000     78
           Suburban Propane Partners,
            6.875%, 12/15/13 144A                   50,000     51
                                                              ---
               Total                                          358
                                                              ---

           Oil & Gas Exploration/Production (0.3%)
           Compton Pete Corp., 9.90%, 5/15/09       50,000     55
           Hilcorp Energy, 10.50%, 9/1/10 144A     100,000    109
           Petrobras International,
            8.375%, 12/10/18                        75,000     77
           Range Resources Corp. 7.375%, 7/15/13    50,000     50
           Tom Brown, Inc., 7.25%, 9/15/13         100,000    105
                                                              ---
               Total                                          396
                                                              ---

           Oil Refining & Marketing (0.1%)
           Citgo Petroleum Corp., 11.375%, 2/1/11   75,000     87
                                                              ---
               Total                                           87
                                                              ---

               Total Energy                                   841
                                                              ---

           Financials (0.4%)
           Financial Services (0.3%)
           AmeriCredit Corp., 9.875%, 4/15/06      100,000    105
           Dollar Financial Group
            9.75%, 11/15/11 144A                   125,000    128
           IOS Capital LLC, 7.25%, 6/30/08         100,000    107

                                                  Shares/   Value
            Below Investment-Grade Bonds (7.9%)    $ Par  $ (000's)
            -------------------------------------------------------

            Financial Services continued
            WMC Finance Co.
             11.75%, 12/15/08 144A                 50,000     50
                                                             ---
                Total                                        390
                                                             ---

            Insurance (0.1%)
            Crum & Forster Holding Corp.,
             10.375%, 6/15/13 144A                 50,000     56
            Fairfax Financial Holdings,
             7.375%, 3/15/06                       75,000     76
                                                             ---
                Total                                        132
                                                             ---

                Total Financials                             522
                                                             ---

            Financials Banking (0.0%)
            Western Financial Bank-FSB,
             9.625%, 5/15/12                       50,000     56
                                                             ---
                Total Financials Banking                      56
                                                             ---

            Foods (0.5%)
            Food/Beverage/Tobacco (0.4%)
            Bavaria SA, 8.875%, 11/1/10 144A       75,000     77
            Land O Lakes, Inc.,
             9.00%, 12/15/10 144A                  50,000     50
            Merisant Co., 9.50%, 7/15/13 144A      75,000     79
            Pinnacle Foods Holding,
             8.25%, 12/1/13 144A                   50,000     52
            RJ Reynolds Tobacco Holdings,
             7.25%, 6/1/12                         50,000     49
            Seminis Vegetable Seeds,
             10.25%, 10/1/13 144A                  50,000     54
            Tabletop Holdings, 0%, 5/15/14 144A   125,000     69
                                                             ---
                Total                                        430
                                                             ---

            Restaurant (0.1%)
            Buffets, Inc., 11.25%, 7/15/10         50,000     54
            Domino's, Inc., 8.25%, 7/1/11, 144A    50,000     54
            O'Charleys, Inc., 9.00%, 11/1/13 144A  50,000     50
                                                             ---
                Total                                        158
                                                             ---

                Total Foods                                  588
                                                             ---

            Gaming/Lodging/Leisure (0.9%)
            Gaming (0.5%)
            (d)Hollywood Casino Shreveport,
             13.00%, 8/1/06                        50,000     34
            Inn of The Mountain Gods.,
             12.00%, 11/15/10 144A                100,000    105
            Jacobs Entmt, Inc., 11.875%, 2/01/09   50,000     56
            Majestic Star Casino, LLC,
             9.50%, 10/15/10 144A                 100,000    102
            Poster Financial Group,
             8.34%, 12/1/11 144A                   50,000     53
            Resort Intl. Hotel/Casino,
             11.50%, 3/15/09                       75,000     82
            River Rock Entertainment,
             9.75%, 11/1/11 144A                   75,000     81
            Wheeling Island Gaming,
             10.125%, 12/15/09                     75,000     80
                                                             ---
                Total                                        593
                                                             ---

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Leisure (0.4%)
           Bally Total Fitness Holdings, Series D,
            9.875%, 10/15/07                        25,000      23
           Equinox Holdings LTD. 9.00%,
            12/15/09 144A                           25,000      26
           IMAX Corp., 9.625%, 12/1/10 144A         50,000      53
           Intrawest Corp. 7.50%, 10/15/13 144A     50,000      52
           Royal Caribbean Cruises,
            6.875%, 12/1/13                        100,000     101
           Six Flags, Inc., 8.875%, 2/1/10         225,000     230
           Universal City Development Corp.,
            11.75%, 4/1/10 144A                     25,000      29
                                                             -----
               Total                                           514
                                                             -----

           Lodging (0.0%)
           Host Marriott LP, 7.125%, 11/1/13 144A   50,000      51
                                                             -----
               Total                                            51
                                                             -----

               Total Gaming/Lodging/Leisure                  1,158
                                                             -----

           Healthcare/Pharmaceuticals (0.5%)
           Ameripath, Inc., 10.50%, 4/1/13          50,000      53
           Biovail Corp., 7.875%, 4/01/10           75,000      77
           General Nutrition Center,
            8.50%, 12/1/10 144A                     75,000      77
           Genesis HealthCare Corp.
            8.00%, 10/15/13 144A                    50,000      52
           National Nephrology Associates,
            9.00%, 11/1/11 144A                     75,000      78
           Quintiles Transnational,
            10.00%, 10/1/13, 144A                   50,000      54
           Senior Housing Property Trust,
            7.875%, 4/15/15                         25,000      26
           Tenet Healthcare Corp., 6.375%, 12/1/11  50,000      48
           Tenet Healthcare Corp., 7.375%, 2/1/13   50,000      50
           Universal Hospital Services,
            10.125%, 11/1/11 144A                   50,000      53
           Valeant Pharmaceuticals,
            7.00%, 12/15/11 144A                    25,000      26
           Ventas Realty Ltd. Partnership,
            9.00%, 5/1/12                           50,000      56
                                                             -----
               Total Healthcare/Pharmaceuticals                650
                                                             -----

           Media (0.8%)
           Broadcasting (0.0%)
           Granite Broadcasting
            9.75%, 12/1/10 144A                     25,000      25
                                                             -----
               Total                                            25
                                                             -----

           Cable/Satellite (0.2%)
           Charter Communications Holdings LLC,
            9.625%, 11/15/09                        75,000      66
           Echostar Corp., 6.375%, 10/1/11 144A     25,000      26
           Insight Midwest, 9.75%, 10/1/09          50,000      53
           Lodgenet Entertainment, 9.50%, 6/15/13   75,000      82
           MediaCom LLC, 9.50%, 1/15/13             50,000      53
                                                             -----
               Total                                           280
                                                             -----

                                                   Shares/   Value
           Below Investment-Grade Bonds (7.9%)      $ Par  $ (000's)
           ---------------------------------------------------------

           Publishing (0.6%)
           American Achievement Corp.,
            11.625%, 1/1/07                        100,000    109
           American Color Graphics, Inc.,
            10.00%, 6/15/10 144A                    50,000     51
           Dex Media West, 9.875%, 8/15/13 144A     75,000     87
           Houghton Mifflin Co., 9.875% 2/1/13      25,000     28
           Mail-Well Corp., 9.625%, 3/15/12         50,000     56
           Moore NA Finance,
            7.875%, 1/15/11 144A                    25,000     28
           Primedia, Inc., 7.625%, 4/1/08           75,000     76
           Vertis, Inc., 10.875%, 6/15/09          100,000    106
           Von Hoffman Corp., 10.25%, 3/15/09      100,000    106
           Von Hoffman Corp.,
            10.25%, 03/15/09 144A                   25,000     27
                                                              ---
               Total                                          674
                                                              ---

               Total Media                                    979
                                                              ---

           Real Estate (0.1%)
           CB Richards Ellis Services, Inc.,
            11.25%, 6/15/11                         25,000     28
           CBRE Escrow, Inc.,
            9.75%, 5/15/10 144A                     50,000     56
           LNR Property Corp.,
            7.25%, 10/15/13 144A                    50,000     51
                                                              ---

               Total Real Estate                              135
                                                              ---

           Services (0.1%)
           Environmental Services (0.0%)
           MSW Energy Holdings,
            8.50%, 9/1/10 144A                      50,000     54
                                                              ---
               Total                                           54
                                                              ---

           Services -- Other (0.1%)
           Buhrmann US, Inc., 12.25%, 11/1/09       25,000     28
           Kindercare Learning Centers,
            9.50%, 2/15/09                          50,000     51
                                                              ---
               Total                                           79
                                                              ---

               Total Services                                 133
                                                              ---

           Telecommunications (0.5%)
           Telecom -- Wireless (0.3%)
           ACC Escrow Corp., 10.00%, 8/1/11
            144A                                    50,000     56
           American Tower Corporation --
             Warrants                                  100      1
           Crown Castle Intl Corp.
            7.50%, 12/1/13 144A                     25,000     25
           Crown Castle Intl Corp.,
            7.50%, 12/1/13 144A                     25,000     25
           Nextel Communications, 7.375%, 8/1/15    50,000     54
           Nextel Partners, Inc., 12.50%, 11/15/09  75,000     87
           Qwest Communications, Inc.,
            12/15/10, 13.50% 144A                   48,000     58
           Triton PCS, 8.75%, 11/15/11              50,000     49
                                                              ---
               Total                                          355
                                                              ---

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                                      Shares/   Value
                            Below Investment-Grade Bonds (7.9%)        $ Par  $ (000's)
                            -----------------------------------------------------------

                            Telecom -- Wireline (0.2%)
                            Cincinnati Bell, Inc.,
                             8.375%, 1/15/14 144A                     75,000       81
                            (d)MCI Communications Corp.,
                             7.75%, 3/23/25                           25,000       20
                            (d)MCI Communications Corp.,
                             7.125%, 6/15/27                          75,000       60
                            Qwest Capital Funding, 7.75%, 8/15/06     50,000       52
                            Qwest Communications INTL.,
                             7.50%, 11/1/08 B                         25,000       26
                                                                               ------
                                Total                                             239
                                                                               ------
                                Total Telecommunications                          594
                                                                               ------
                            Transportation (0.3%)
                            Airlines (0.1%)
                            Continental Airlines Inc., 7.875%, 7/2/18 75,000       75
                                                                               ------
                                Total                                              75
                                                                               ------
                            Transportation -- Rail & Other (0.2%)
                            (d)American Commercial LLC,
                             11.25%, 1/1/08                           29,794        3
                            Laidlaw International, Inc.,
                             10.75%, 6/15/11 144A                     50,000       57
                            OMI Corp., 7.625%, 12/1/13 144A           75,000       76
                            Quality Distrib/QD Cap,
                             9.00%, 11/15/10 144A                     25,000       26
                            Railamerica Transportation Corp.,
                             12.875%, 8/15/10                         50,000       58
                            Ship Finance Intl LTD.,
                             8.50%, 12/15/13 144A                     25,000       25
                            Stena AB, 9.625%, 12/1/12                 50,000       56
                            TFM SA DE C V, 12.50%, 6/15/12            50,000       57
                                                                               ------
                                Total                                             358
                                                                               ------
                                Total Transportation                              433
                                                                               ------
                            Utilities (0.3%)
                            Aes Corp., 8.75%, 5/15/13 144A            25,000       28
                            Aes Corp., 9.00%, 5/15/15 144A            50,000       57
                            Calpine Corp., 8.50%, 7/15/10 144A        50,000       49
                            CMS Energy Corp., 7.75%, 8/1/10 144A      50,000       53
                            Nevada Power Co., 8.25%, 6/1/11           50,000       55
                            NRG Energy Inc., 8.00%, 12/15/13 144A     75,000       78
                            Reliant Resources, Inc.,
                             9.50%, 7/15/13 144A                      75,000       79
                                                                               ------
                                Total Utilities                                   399
                                                                               ------

                                Total Below Investment-Grade Bonds
                                 (Cost: $9,693)                                10,305
                                                                               ------

                                                                 Shares/     Value
                           Money Market Investments (12.4%)       $ Par    $ (000's)
                           ---------------------------------------------------------

                           Federal Government and Agencies (11.5%)
                           (b)Federal Home Loan Bank,
                            0.75%, 1/7/04                       13,500,000   13,499
                           (b)Federal National Mortgage
                            Association, 1.075%, 2/4/04          1,500,000    1,498
                                                                            -------

                               Total Federal Government and
                                Agencies                                     14,997
                                                                            -------

                           Short Term Business Credit (0.9%)
                           Transamerica Financial,
                            1.05%, 1/16/04                       1,200,000    1,199
                                                                            -------

                               Total Short Term Business Credit               1,199
                                                                            -------

                               Total Money Market Investment
                                (Cost: $16,196)                              16,196
                                                                            -------

                               Total Investments (100.3%)
                                (Cost $118,564)(a)                          130,922
                                                                            -------

                               Other Assets, Less Liabilities (-0.3%)          (444)
                                                                            -------

                               Total Net Assets (100.0%)                    130,478
                                                                            -------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(a) At12/31/03 the aggregate cost of securities for federal tax purposes was $118,903 and the net unrealized appreciation of investments based on that cost was $12,019 which is comprised of $13,129 aggregate gross unrealized appreciations and $1,110 aggregate gross unrealized depreciation.

(b) Allor a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                      Unrealized
                                                     Appreciation/
                                Number of Expiration Depreciation
             Issuer (000's)     Contracts    Date       (000's)
             -----------------------------------------------------
             S & P 500 Index
              Futures              35       03/04        $368
             (Total Notional
              Value at 12/31/03
              $9,350)
             US Long Bond
              (CBT)
              Commodity Future     30       03/04        $ 61
             (Total Notional
              Value at 12/31/03
              $3,218)

(c) PIK-- Payment In Kind

(d) DefaultedSecurity

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                     Asset Allocation Portfolio

 Balanced Portfolio



--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                              Net Assets:
A high level of current income and     Achieve consistent returns and low volatility by $2.9 billion capital growth with a low risk profile diversifying among assets.

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), a widely used benchmark of U.S. equity performance. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

The Balanced Portfolio differs from the Asset Allocation Portfolio in several ways. It invests in just three asset classes, while the Asset Allocation Portfolio utilizes seven categories of assets, including riskier securities such as small-cap stocks, foreign stocks and high yield bonds. The equity portion of the Balanced Portfolio is indexed, while the equities in the Asset Allocation Portfolio are actively managed. The Balanced Portfolio is therefore designed to be a lower risk portfolio, with less volatility than the Asset Allocation Portfolio. In a strong market such as that experienced in 2003, the Balanced Portfolio will normally underperform the Asset Allocation Portfolio. The fact that the Balanced Portfolio cannot own small cap stocks was a negative influence on performance during 2003, which small cap stocks performed better than the broad market.

Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indexes: the S&P 500 Index for stocks, Merrill Lynch Domestic Master Index for bonds, and Merrill Lynch 91 Day T-Bill Index for short-term investments. As expected, the Portfolio's performance for the year was a blend of stock and bond performance, with a total return of 17.99%, below the return of 28.67% from the S&P 500 Index, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.12%, or Merrill Lynch 91 Day T-Bill Index, which had a return of 1.15%. None of these benchmarks reflect the deduction of fees that exist with a managed portfolio.

The target asset mix for the Balanced Portfolio is established and adjusted with input from an asset valuation model designed to gauge the relative attractiveness of stocks versus bonds. Changes are at the margin, so that there are always core positions in both stocks and bonds. During 2003, the asset mix was changed several times to take advantage of market moves. The equity portion was gradually increased during the first quarter, in anticipation of an improving equity market. The equity position was maintained just above 50% as the market strengthened during the summer, then increased to 55% in September. A reduction in the equity position during the fourth quarter detracted from performance, as the market continued upward.


                                    [CHART]

                Percentage Holdings 12/31/03

Equities (including index futures)                   57%
Government and Agency Bonds                          24%
Corporate Bonds                                      10%
Mortgage-Backed and Asset-Backed Securities           5%
Short-Term Investments & Other Net Assets             4%


Sector allocation is based on Net Assets.
Sector allocation is subject to change.


                                    [CHART]

                              Relative Performance


         Balanced     Merrill Lynch Domestic  Merrill Lynch 91 Day     S&P 500
         Portfolio          Master Index          T-Bill Index          Index
         ---------    ----------------------  --------------------     -------
12/93     $10,000             $10,000              $10,000             $10,000
12/94      10,016               9,718               10,419              10,131
12/95      12,659              11,517               11,047              13,933
12/96      14,363              11,931               11,634              17,129
12/97      17,453              13,083               12,254              22,842
12/98      20,747              14,243               12,895              29,368
12/99      23,071              14,107               13,521              35,547
12/00      23,032              15,761               14,356              32,312
12/01      22,306              17,073               14,990              28,474
12/02      20,625              18,850               15,257              22,184
12/03      24,336              19,627               15,432              28,544

                          Average Annual Total Return
                      For Period Ended December 31, 2003

                                               1 Year      5 Years   10 Years
Balanced Portfolio                              17.99%       3.24%      9.28%
Merrill Lynch Domestic Master Index              4.12%       6.62%      6.98%
Merrill Lynch 91 Day T-Bill Index                1.15%       3.66%      4.43%
S&P 500 Index                                   28.67%      -0.57%     11.06%


In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.


Balanced Portfolio

 Balanced Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                              Shares/     Value
Revenue Bonds (0.1%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------------

Municipal Bonds -- Revenue (0.1%)
Nashville and Davidson County, Tennessee Health and
 Educational Facilities Board of The Metropolitan
 Government, 0.00%, 6/1/21, RB                                9,800,000   4,077
                                                                         ------

   Total Revenue Bonds (Cost: $4,102)                                     4,077
                                                                         ------

Corporate Bonds (9.7%)
---------------------------------------------------------------------------------

Aerospace-Defense (0.3%)
Lockheed Martin Corp., 8.20%, 12/1/09                         7,450,000   9,047
                                                                         ------
   Total                                                                  9,047
                                                                         ------

Auto Related (0.8%)
American Honda Finance, 3.85%, 11/6/08 144A                   6,180,000   6,223
Toyota Motor Credit Corp., 2.875%, 8/1/08                     1,800,000   1,766
Toyota Motor Credit Corp., 4.35%, 12/15/10                    4,770,000   4,835
Toyota Motor Credit Corp., 5.65%, 1/15/07                     9,750,000  10,746
                                                                         ------
   Total                                                                 23,570
                                                                         ------

Beverages, Malt Beverages (1.1%)
Anheuser-Busch Companies, Inc., 7.00%, 12/1/25                4,800,000   5,285
Anheuser-Busch Companies, Inc., 7.50%, 3/15/12                  910,000   1,088
Coca-Cola Enterprises, Inc., 5.25%, 5/15/07                   8,975,000   9,628
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06                  4,175,000   4,482
Coca-Cola Enterprises, Inc., 5.75%, 3/15/11                  10,000,000  10,927
                                                                         ------
   Total                                                                 31,410
                                                                         ------

Broad Woven Fabric Mills, Manmade (0.0%)
(d)Polysindo International Finance, 11.375%, 6/15/06          6,500,000     585
                                                                         ------
   Total                                                                    585
                                                                         ------

Commercial Banks (1.4%)
(d)Banco Montevideo, 8.40%, 4/30/08 144A                      6,250,000   1,000
Bank of America Corp., 4.875%, 1/15/13                        5,020,000   5,012
Bank of America Corp., 7.40%, 1/15/11                         2,668,000   3,129
Bank One Corp., 5.25%, 1/30/13                                5,000,000   5,129
HBOS Treasury Services, 3.75%, 9/30/08 144A                   6,200,000   6,204

                                                              Shares/     Value
Corporate Bonds (9.7%)                                         $ Par    $ (000's)
---------------------------------------------------------------------------------

Commercial Banks continued
Rabobank Capital Fund II, 5.26%, 12/31/13 144A                5,600,000   5,608
RBS Capital Trust II, 6.425%, 1/3/34                          7,980,000   8,065
Unionbancal Corp., 5.25%, 12/16/13                              800,000     808
Wells Fargo Bank, 6.45%, 2/1/11                               4,850,000   5,446
                                                                         ------
   Total                                                                 40,401
                                                                         ------

Commercial Physical Research (0.2%)
Monsanto Co., 7.375%, 8/15/12                                 6,200,000   7,075
                                                                         ------
   Total                                                                  7,075
                                                                         ------

Crude Petroleum and Natural Gas (0.2%)
Occidental Petroleum, 8.45%, 2/15/29                          1,900,000   2,491
Occidental Petroleum, 10.125%, 9/15/09                        3,230,000   4,164
                                                                         ------
   Total                                                                  6,655
                                                                         ------

Data Processing and Preparation (0.2%)
Fiserv, Inc., 4.00%, 4/15/08                                  1,300,000   1,294
GTECH Holdings Corp., 4.75%, 10/15/10 144A                    3,925,000   3,967
                                                                         ------
   Total                                                                  5,261
                                                                         ------

Electrical Equipment and Supplies (0.2%)
Cooper Industries, Inc., 5.50%, 11/1/09                       5,100,000   5,485
                                                                         ------
   Total                                                                  5,485
                                                                         ------

Fire, Marine and Casualty Insurance (1.1%)
Berkley (WR) Corp., 5.875%, 2/15/13                           4,100,000   4,187
Berkley (WR) Corp., 9.875%, 5/15/08                           4,310,000   5,254
Progressive Corp., 6.25%, 12/1/32                            11,905,000  12,428
Progressive Corp., 6.375%, 1/15/12                            4,540,000   5,005
Travelers Property Casualty Corp., 6.375%, 3/15/33            5,000,000   5,214
                                                                         ------
   Total                                                                 32,088
                                                                         ------

Measuring and Controlling Devices (0.1%)
Rockwell Automation, Inc., 6.70%, 1/15/28                     3,440,000   3,768
                                                                         ------
   Total                                                                  3,768
                                                                         ------

Motors and Generators (0.1%)
Emerson Electric Co., 4.50%, 5/1/13                             970,000     947
Emerson Electric Co., 5.75%, 11/1/11                          1,918,000   2,066
                                                                         ------
   Total                                                                  3,013
                                                                         ------

Office Machines (0.2%)
Pitney Bowes Credit Corp., 5.75%, 8/15/08                     5,000,000   5,463
                                                                         ------
   Total                                                                  5,463
                                                                         ------


                                                             Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Corporate Bonds (9.7%)                                         $ Par    $ (000's)
---------------------------------------------------------------------------------

Oil and Gas Extraction (0.2%)
Chevrontexaco Corp., 6.625%, 10/1/04                          4,750,000    4,934
                                                                         -------
   Total                                                                   4,934
                                                                         -------

Pharmaceutical Preparations (1.2%)
Johnson & Johnson, Inc., 3.80%, 5/15/13                       4,400,000    4,154
Johnson & Johnson, Inc., 4.95%, 5/15/33                       5,000,000    4,547
Johnson & Johnson, Inc., 6.625%, 9/1/09                       2,800,000    3,231
Merck & Co., Inc., 6.40%, 3/1/28                              5,135,000    5,643
Merck & Co., Inc., 5.95%, 12/1/28                             3,774,000    3,910
Pfizer, Inc., 5.625%, 2/1/06                                  7,175,000    7,678
Pfizer, Inc., 5.625%, 4/15/09                                 4,125,000    4,483
                                                                         -------
   Total                                                                  33,646
                                                                         -------

Property & Casualty Insurance (0.4%)
Berkshire Hathaway, Inc., 4.625%, 10/15/13 144A              10,320,000   10,147
                                                                         -------
   Total                                                                  10,147
                                                                         -------

Radio, TV Electronic Stores (0.4%)
RadioShack Corp., 7. 375%, 5/15/11                            9,590,000   11,067
                                                                         -------
   Total                                                                  11,067
                                                                         -------

Real Estate Investment Trusts (0.1%)
Vornado Realty Trust, 4.75%, 12/1/10                          3,780,000    3,780
                                                                         -------
   Total                                                                   3,780
                                                                         -------

Retail -- Retail Stores (1.2%)
Estee Lauder, Inc., 5.75%, 10/15/33                           7,750,000    7,640
Fortune Brands, Inc., 4.875%, 12/1/13                         2,070,000    2,074
The Gillette Co., 2.50%, 6/1/08                               5,000,000    4,813
Limited Brands, Inc., 6.125%, 12/1/12                         1,590,000    1,704
Limited Brands, Inc., 6.95%, 3/1/33                           6,858,000    7,459
Office Depot, 6.25%, 8/15/13                                  5,036,000    5,288
VF Corp., 6.00%, 10/15/33 144A                                4,450,000    4,401
                                                                         -------
   Total                                                                  33,379
                                                                         -------

Savings Institutions Except Federal (0.1%)
U.S. Central Credit Union, 5/30/08, 2.75%                     3,950,000    3,815
                                                                         -------
   Total                                                                   3,815
                                                                         -------

Wines and Distilled Beverages (0.2%)
Brown Forman Corp., 3.00%, 3/15/08                            5,000,000    4,894
                                                                         -------
   Total                                                                   4,894
                                                                         -------

   Total Corporate Bonds (Cost: $282,801)                                279,483
                                                                         -------

                                                              Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par    $ (000's)
---------------------------------------------------------------------------------

Federal Government and Agencies (24.3%)
Aid-Israel, 0.00%, 11/15/22                                  11,600,000   3,943
Aid-Israel, 0.00%, 11/15/23                                  11,500,000   3,685
Aid-Israel, 5.50%, 3/18/33                                   32,200,000  32,423
Federal Home Loan Bank, 5.54%, 1/8/09                         5,000,000   5,454
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11               2,622,047   2,781
Federal Home Loan Mortgage Corp., 7.00%, 3/15/07                360,538     363
Federal Home Loan Mortgage Corp., 7.50%, 10/1/27              1,604,938   1,728
Federal National Mortgage Association, 5.97%, 10/1/08         1,623,910   1,767
Federal National Mortgage Association, 6.24%, 2/1/06          4,560,253   4,813
Federal National Mortgage Association, 6.265%, 10/1/08        5,375,520   5,889
Federal National Mortgage Association, 6.315%, 3/1/06         4,820,537   5,102
Federal National Mortgage Association, 6.34%, 2/1/08          3,833,196   4,191
Federal National Mortgage Association, 6.43%, 6/1/08          6,764,926   7,436
Federal National Mortgage Association, 6.75%, 11/1/07           768,677     850
Federal National Mortgage Association, 6.75%, 4/25/18         4,383,898   4,692
Federal National Mortgage Association, 6.75%, 12/25/23        3,483,947   3,586
Federal National Mortgage Association, 6.895%, 5/1/06         5,668,969   6,085
Federal National Mortgage Association, 6.90%, 4/1/06          2,287,074   2,450
Federal National Mortgage Association, 7.00%, 4/1/26          1,943,680   2,064
Federal National Mortgage Association, 7.025%, 9/1/05         1,815,625   1,914
Federal National Mortgage Association, 7.25%, 5/1/04          1,481,259   1,485
Federal National Mortgage Association, 11.00%, 12/1/12           28,417      32
Federal National Mortgage Association, 11.00%, 9/1/17           132,015     150
Federal National Mortgage Association, 11.00%, 12/1/17           15,592      18
Federal National Mortgage Association, 11.00%, 2/1/18            60,405      69
Federal National Mortgage Association, 11.50%, 4/1/18            62,503      72
Federal National Mortgage Association, 12.00%, 9/1/12           204,743     234
Federal National Mortgage Association, 12.00%, 12/1/12           59,109      68
Federal National Mortgage Association, 12.00%, 9/1/17            48,848      57

Balanced Portfolio

 Balanced Portfolio


                                                              Shares/    Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par   $ (000's)
--------------------------------------------------------------------------------

Federal Government and Agencies continued
Federal National Mortgage Association, 12.00%, 10/1/17          38,283      44
Federal National Mortgage Association, 12.00%, 12/1/17          30,171      35
Federal National Mortgage Association, 12.00%, 2/1/18           69,228      80
Federal National Mortgage Association, 12.50%, 4/1/18           26,226      31
Federal National Mortgage Association, 13.00%, 11/1/12          35,283      41
Federal National Mortgage Association, 13.00%, 11/1/17          27,498      33
Federal National Mortgage Association, 13.00%, 12/1/17          19,877      23
Federal National Mortgage Association, 13.00%, 2/1/18           86,509     102
Federal National Mortgage Association, 14.00%, 12/1/17          20,800      25
Government National Mortgage Association, 5.00%, 7/15/33     4,887,787   4,848
Government National Mortgage Association, 5.50%, 1/15/32       622,767     634
Government National Mortgage Association, 5.50%, 2/15/32     5,144,165   5,235
Government National Mortgage Association, 5.50%, 9/15/32       172,419     175
Government National Mortgage Association, 7.00%, 5/15/23     1,851,720   1,988
Government National Mortgage Association, 7.00%, 6/15/23       124,926     134
Government National Mortgage Association, 7.00%, 7/15/23       264,530     284
Government National Mortgage Association, 7.00%, 8/15/23         1,683       2
Government National Mortgage Association, 7.00%, 9/15/23        81,966      88
Government National Mortgage Association, 7.00%, 10/15/23       59,632      65
Government National Mortgage Association, 7.00%, 11/15/23      363,674     390
Government National Mortgage Association, 7.00%, 12/15/27      104,017     111
Government National Mortgage Association, 7.00%, 1/15/28        85,387      91
Government National Mortgage Association, 7.00%, 2/15/28        18,070      19
Government National Mortgage Association, 7.00%, 4/15/28       153,890     164
Government National Mortgage Association, 7.00%, 5/15/28       205,636     220
Government National Mortgage Association, 7.00%, 6/15/28       522,407     557
Government National Mortgage Association, 7.00%, 7/15/28       625,520     668
Government National Mortgage Association, 7.50%, 1/15/23       139,502     151

                                                             Shares/   Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)    $ Par  $ (000's)
------------------------------------------------------------------------------

Federal Government and Agencies continued
Government National Mortgage Association, 7.50%, 6/15/23      64,195     69
Government National Mortgage Association, 7.50%, 6/15/24       1,385      1
Government National Mortgage Association, 7.50%, 7/15/24      48,811     53
Government National Mortgage Association, 7.50%, 8/15/25       2,422      3
Government National Mortgage Association, 7.50%, 9/15/25      29,520     32
Government National Mortgage Association, 7.50%, 12/15/25     70,591     77
Government National Mortgage Association, 7.50%, 1/15/26       2,115      2
Government National Mortgage Association, 7.50%, 3/15/26      86,965     94
Government National Mortgage Association, 7.50%, 6/15/26      90,784     98
Government National Mortgage Association, 7.50%, 9/15/26       1,762      2
Government National Mortgage Association, 7.50%, 10/15/26     10,860     12
Government National Mortgage Association, 7.50%, 12/15/26    118,233    127
Government National Mortgage Association, 7.50%, 1/15/27       6,397      7
Government National Mortgage Association, 7.50%, 2/15/27      61,405     66
Government National Mortgage Association, 7.50%, 3/15/27       5,200      6
Government National Mortgage Association, 7.50%, 4/15/27     220,815    237
Government National Mortgage Association, 7.50%, 5/15/27      77,953     84
Government National Mortgage Association, 7.50%, 7/15/27      33,589     36
Government National Mortgage Association, 7.50%, 12/15/27      4,008      4
Government National Mortgage Association, 8.00%, 9/15/24      69,777     76
Government National Mortgage Association, 8.00%, 5/15/26      83,178     91
Government National Mortgage Association, 8.00%, 6/15/26      52,289     57
Government National Mortgage Association, 8.00%, 7/15/26     135,695    148
Government National Mortgage Association, 8.00%, 8/15/26      42,013     46
Government National Mortgage Association, 8.00%, 9/15/26      86,068     94
Government National Mortgage Association, 8.00%, 10/15/26    167,042    183
Government National Mortgage Association, 8.00%, 11/15/26     23,405     26
Government National Mortgage Association, 8.00%, 12/15/26     44,536     49


                                                             Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par    $ (000's)
---------------------------------------------------------------------------------

Federal Government and Agencies continued
Government National Mortgage Association, 8.00%, 4/15/27        155,733     170
Government National Mortgage Association, 8.00%, 6/15/27         35,312      38
Government National Mortgage Association, 8.00%, 7/15/27         35,995      39
Government National Mortgage Association, 8.00%, 7/20/28        327,255     354
Government National Mortgage Association, 8.50%, 5/15/22            691       1
Government National Mortgage Association, 8.50%, 9/15/22          1,277       1
Government National Mortgage Association, 8.50%, 10/15/22         8,574       9
Government National Mortgage Association, 8.50%, 12/15/22         4,410       5
Government National Mortgage Association, 8.50%, 6/15/24            677       1
Government National Mortgage Association, 8.50%, 7/15/24          8,171       9
Government National Mortgage Association, 8.50%, 12/15/24         1,201       1
Government National Mortgage Association, 8.50%, 1/15/25         19,573      21
Government National Mortgage Association, 8.50%, 2/15/25          4,308       4
Government National Mortgage Association, 8.50%, 11/15/25         1,856       2
Government National Mortgage Association, 8.50%, 1/15/26         11,337      12
Government National Mortgage Association, 8.50%, 2/15/26          1,891       2
Government National Mortgage Association, 8.50%, 3/15/26          5,072       6
Government National Mortgage Association, 8.50%, 4/15/26         24,724      27
Government National Mortgage Association, 8.50%, 5/15/26            864       1
Government National Mortgage Association, 11.00%, 1/15/18     1,892,386   2,139
Government National Mortgage Association, TBA, 4.50%, 1/1/34 58,360,909  55,789
Government National Mortgage Association, TBA, 5.00%, 1/1/34 25,900,000  25,633
Housing & Urban Development, 6.17%, 8/1/14                   14,981,000  16,566
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26  1,452,226   1,454
State of Israel, 7.25%, 12/15/28                              5,200,000   5,622
US Treasury, 1.125%, 6/30/05                                  2,270,000   2,258
US Treasury, 1.625%, 1/31/05                                    825,000     828
US Treasury, 1.625%, 3/31/05                                  3,570,000   3,582
US Treasury, 1.625%, 4/30/05                                    325,000     326
US Treasury, 1.625%, 9/30/05                                  3,195,000   3,194
US Treasury, 1.75%, 12/31/04                                  3,385,000   3,402
US Treasury, 1.875%, 11/30/05                                 3,100,000   3,106

                                                               Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)      $ Par    $ (000's)
----------------------------------------------------------------------------------

Federal Government and Agencies continued
US Treasury, 2.00%, 5/15/06                                    3,190,000    3,191
US Treasury, 2.125%, 10/31/04                                  1,025,000    1,033
US Treasury, 2.375%, 8/15/06                                   4,840,000    4,866
US Treasury, 3.00%, 1/31/04                                   29,795,000   29,842
US Treasury, 3.25%, 5/31/04                                   50,000,000   50,459
US Treasury, 3.375%, 11/15/08                                  3,285,000    3,311
US Treasury, 3.50%, 11/15/06                                   3,420,000    3,535
US Treasury, 3.625%, 3/31/04                                  58,520,000   58,899
US Treasury, 3.625%, 5/15/13                                   4,653,000    4,473
US Treasury, 4.00%, 11/15/12                                  15,245,000   15,099
US Treasury, 4.25%, 8/15/13                                    9,103,000    9,114
US Treasury, 5.25%, 5/15/04                                   24,445,000   24,826
US Treasury, 5.875%, 11/15/05                                  7,900,000    8,501
US Treasury, 6.50%, 2/15/10                                    3,885,000    4,514
US Treasury Inflation Index Bond, 3.375%, 1/15/07            105,833,060  114,647
US Treasury Inflation Index Bond, 3.625%, 1/15/08             26,705,131   29,534
US Treasury Inflation Index Bond, 4.25%, 1/15/10              52,781,760   61,363
US Treasury Stripped, 0.00%, 8/15/27                          89,300,000   24,304
Vendee Mortgage Trust, Series 1998-3, Class E, 6.50%,
 3/15/29                                                       4,500,000    4,783
                                                                          -------

   Total Government (Domestic and Foreign) and Agency Bonds (Cost:
     $688,070)                                                            702,315
                                                                          -------

Mortgage-Backed and Asset Backed Securities (4.5%)
----------------------------------------------------------------------------------

Autos (0.0%)
Fleetwood Credit Corp. Grantor Trust, Series 1997-B, Class
 A, 6.40%, 5/15/13                                               385,597      388
                                                                          -------
   Total                                                                      388
                                                                          -------

Boat Dealers (0.0%)
Nationscredit Grantor Trust, Series 1997-2, Class A1,
 6.35%, 4/15/14                                                  284,016      294
                                                                          -------
   Total                                                                      294
                                                                          -------

Commercial Mortgages (2.8%)
Asset Securitization Corp., Series 1997-D5, Class PS1,
 1.62%, 2/14/43 IO                                            20,224,287    1,110
Chase Commercial Mortgage Securities Corp., Series 1997-2,
 Class A2, 6.60%, 11/19/07                                     8,500,000    9,340
Chase Commercial Mortgage Securities Corp., Series 1997-2,
 Class B, 6.60%, 11/19/07                                      2,500,000    2,775
Commercial Mortgage Acceptance Corp., Series 1997-ML1,
 Class B, 6.64%, 12/15/30                                      2,500,000    2,726
Credit Suisse First Boston Mortgage Securities Corp.,
 Series 1997-C1, Class A2, 7.26%, 6/20/29 144A                 2,792,215    3,076

Balanced Portfolio

 Balanced Portfolio


                                                               Shares/     Value
Mortgage-Backed and Asset Backed Securities (4.5%)              $ Par    $ (000's)
----------------------------------------------------------------------------------

Commercial Mortgages continued
Credit Suisse First Boston Mortgage Securities Corp.,
 Series 1997-C1, Class B, 7.28%, 6/20/29 144A                  3,250,000   3,642
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class
 A1, 7.00%, 11/2/06 144A                                       6,500,000   6,670
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class
 B, 7.00%, 11/2/11 144A                                        5,700,000   5,591
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S,
 0.70%, 1/15/18 IO                                           232,511,326   7,103
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S,
 0.35%, 10/15/30 IO 144A                                      15,318,082     287
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC,
 1.35%, 1/25/29 IO 144A                                       18,853,803     729
Mortgage Capital Funding, Inc., Series 1997-MC1, Class A3,
 7.29%, 2/20/27                                               17,395,305  18,494
Nomura Asset Securities Corp., Series 1998-D6, Class A2,
 6.99%, 3/15/30                                               15,000,000  17,434
RMF Commercial Mortgage Pass-Through, Series 1997-1,
 Class F, 7.47%, 1/15/19 144A                                  1,800,000     961
                                                                          ------
   Total                                                                  79,938
                                                                          ------

Credit Card Asset Backed (0.6%)
Citibank Credit Card Master Trust I, Series 1997-6, Class
 A, 0.00%, 8/15/06                                            17,000,000  16,878
(d)Heilig-Meyers Master Trust, Series 1998-1A, Class A,
   6.125%, 1/20/07 144A                                        2,756,669       2
                                                                          ------
   Total                                                                  16,880
                                                                          ------

Finance Services (0.6%)
Morgan Stanley Capital, Series 1998-WF2, Class A2,
 6.54%, 5/15/08                                               15,000,000  16,723
                                                                          ------
   Total                                                                  16,723
                                                                          ------

Franchise Loan Receivables (0.0%)
Enterprise Mortgage Acceptance Co., Series 1998-1, Class
 IO, 1.37%, 1/15/23 IO 144A                                   30,253,423     938
                                                                          ------
   Total                                                                     938
                                                                          ------

Home Equity Loans (0.0%)
Vanderbilt Mortgage Finance, Inc., Series 1997-B, Class
 1A4, 7.19%, 2/7/14                                              476,514     480
                                                                          ------
   Total                                                                     480
                                                                          ------

                                                              Shares/     Value
Mortgage-Backed and Asset Backed Securities (4.5%)             $ Par    $ (000's)
---------------------------------------------------------------------------------

Residential Mortgages (0.0%)
Blackrock Capital Finance L.P., Series 1997-R1, Class B3,
 7.75%, 3/25/37 144A                                          2,842,176      256
Blackrock Capital Finance L.P., Series 1997-R3, Class B3,
 7.25%, 11/25/28 144A                                         3,897,246      234
                                                                         -------
   Total                                                                     490
                                                                         -------

Retail -- Retail Stores (0.5%)
LB Mortgage Trust, Series 1991-2, Class A3, 8.39%, 1/20/17   11,280,659   13,079
                                                                         -------
   Total                                                                  13,079
                                                                         -------

   Total Mortgage-Backed and Asset Backed Securities
     (Cost: $130,604)                                                    129,210
                                                                         -------

Common Stock (44.9%)
---------------------------------------------------------------------------------

Consumer Discretionary (5.1%)
*American Greetings Corp. -- Class A                              8,300      182
*AutoNation, Inc.                                                34,700      637
*Auto Zone, Inc.                                                 11,275      961
*Bed Bath & Beyond, Inc.                                         37,300    1,617
Best Buy Co., Inc.                                               40,700    2,126
*Big Lots, Inc.                                                  14,700      209
The Black & Decker Corp.                                          9,800      483
Boise Cascade Corp.                                              10,800      355
Brunswick Corp.                                                  11,400      363
Carnival Corp Comm Paired Stk                                    79,473    3,157
Centex Corp.                                                      7,800      840
Circuit City Stores, Inc.                                        26,400      267
Clear Channel Communications, Inc.                               77,650    3,636
*Comcast Corp. -- Class A                                       284,137    9,339
Cooper Tire & Rubber Co.                                          9,300      199
Dana Corp.                                                       18,715      343
Darden Restaurants, Inc.                                         20,749      437
Delphi Automotive Systems Corp.                                  70,769      723
Dillard's, Inc. -- Class A                                       10,536      173
Dollar General Corp.                                             42,065      883
Dow Jones & Co., Inc.                                            10,280      512
Eastman Kodak Co.                                                36,217      930
*eBay, Inc.                                                      81,100    5,238
Family Dollar Stores, Inc.                                       21,700      779
Federated Department Stores, Inc.                                23,412    1,103
Ford Motor Co.                                                  231,307    3,701
Fortune Brands, Inc.                                             18,333    1,311
Gannett Co., Inc.                                                34,050    3,036
The Gap, Inc.                                                   112,825    2,619
General Motors Corp.                                             70,825    3,782
Genuine Parts Co.                                                21,975      730
*The Goodyear Tire & Rubber Co.                                  22,100      174
Harley-Davidson, Inc.                                            38,175    1,814
Harrah's Entertainment, Inc.                                     13,850      689
Hasbro, Inc.                                                     21,975      468
Hilton Hotels Corp.                                              47,650      816
The Home Depot, Inc.                                            290,197   10,298
International Game Technology                                    43,600    1,557


                                                             Balanced Portfolio

 Balanced Portfolio


                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Discretionary continued
*The Interpublic Group of Companies, Inc.                     49,400      771
J. C. Penney Co., Inc.                                        34,325      902
Johnson Controls, Inc.                                        11,300    1,312
Jones Apparel Group, Inc.                                     16,000      564
KB Home                                                        5,900      428
Knight-Ridder, Inc.                                           10,150      785
*Kohl's Corp.                                                 42,833    1,925
Leggett & Platt Inc.                                          24,267      525
The Limited, Inc.                                             65,813    1,187
Liz Claiborne, Inc.                                           13,700      486
Lowe's Companies, Inc.                                        98,950    5,481
Marriott International, Inc. -- Class A                       29,400    1,358
Mattel, Inc.                                                  55,460    1,069
The May Department Stores Co.                                 36,400    1,058
Maytag Corp.                                                   9,867      275
McDonald's Corp.                                             160,671    3,989
The McGraw-Hill Companies, Inc.                               24,140    1,688
Meredith Corp.                                                 6,300      308
The New York Times Co. -- Class A                             18,892      903
Newell Rubbermaid, Inc.                                       34,611      788
NIKE, Inc. -- Class B                                         33,300    2,280
Nordstrom, Inc.                                               17,133      588
*Office Depot, Inc.                                           39,143      654
Omnicom Group, Inc.                                           24,000    2,096
Pulte Corp.                                                    7,800      730
Radio Shack Corp.                                             20,867      640
Reebok International, Ltd.                                     7,500      295
Sears, Roebuck & Co.                                          32,050    1,458
The Sherwin-Williams Co.                                      18,460      641
Snap-on, Inc.                                                  7,317      236
The Stanley Works                                             10,750      407
*Staples, Inc.                                                61,850    1,689
*Starbucks Corp.                                              49,350    1,632
Starwood Hotels & Resorts Worldwide, Inc.                     25,400      914
Target Corp.                                                 114,943    4,414
Tiffany & Co.                                                 18,333      829
*Time Warner, Inc.                                           569,700   10,248
The TJX Companies, Inc.                                       64,500    1,422
*Toys "R" Us, Inc.                                            26,950      341
Tribune Co.                                                   39,631    2,045
Tupperware Corp.                                               7,400      128
*Univision Communications, Inc. -- Class A                    40,700    1,615
V. F. Corp.                                                   13,543      586
Viacom, Inc. -- Class B                                      221,561    9,832
Visteon Corp.                                                 16,512      172
The Walt Disney Co.                                          258,033    6,019
Wendy's International, Inc.                                   14,350      563
Whirlpool Corp.                                                8,650      628
*Yum! Brands, Inc.                                            37,080    1,276
                                                                      -------
   Total                                                              146,667
                                                                      -------

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Consumer Staples (5.0%)
Adolph Coors Co. -- Class B                                    4,600      258
Alberto-Culver Co. -- Class B                                  7,400      467
Albertson's, Inc.                                             46,295    1,049
Altria Group, Inc.                                           256,204   13,943
Anheuser-Busch Companies, Inc.                               104,419    5,501
Archer-Daniels-Midland Co.                                    81,375    1,239
Avon Products, Inc.                                           29,775    2,010
Brown-Forman Corp. -- Class B                                  7,684      718
Campbell Soup Co.                                             51,854    1,390
The Clorox Co.                                                27,350    1,328
The Coca-Cola Co.                                            310,300   15,747
Coca-Cola Enterprises, Inc.                                   57,100    1,249
Colgate-Palmolive Co.                                         67,954    3,401
ConAgra Foods, Inc.                                           67,833    1,790
*Costco Wholesale Corp.                                       57,752    2,147
CVS Corp.                                                     49,833    1,800
General Mills, Inc.                                           47,033    2,131
The Gillette Co.                                             128,765    4,730
H.J. Heinz Co.                                                44,383    1,617
Hershey Foods Corp.                                           16,450    1,266
Kellogg Co.                                                   51,543    1,963
Kimberly-Clark Corp.                                          63,997    3,782
*The Kroger Co.                                               94,873    1,756
McCormick & Co., Inc.                                         17,600      530
The Pepsi Bottling Group, Inc.                                33,800      817
PepsiCo, Inc.                                                217,900   10,158
The Procter & Gamble Co.                                     163,673   16,347
R.J. Reynolds Tobacco Holdings, Inc.                          10,600      616
*Safeway, Inc.                                                55,700    1,220
Sara Lee Corp.                                                98,084    2,129
SUPERVALU, Inc.                                               16,950      485
SYSCO Corp.                                                   82,050    3,055
UST, Inc.                                                     21,033      751
Wal-Mart Stores, Inc.                                        551,633   29,263
Walgreen Co.                                                 129,354    4,706
Winn-Dixie Stores, Inc.                                       17,750      177
Wm. Wrigley Jr. Co.                                           28,433    1,598
                                                                      -------
   Total                                                              143,134
                                                                      -------

Energy (2.6%)
Amerada Hess Corp.                                            11,400      606
Anadarko Petroleum Corp.                                      31,477    1,606
Apache Corp.                                                  20,465    1,660
Ashland, Inc.                                                  8,600      379
Baker Hughes, Inc.                                            42,240    1,358
*BJ Services Co.                                              20,000      718
Burlington Resources, Inc.                                    25,386    1,406
ChevronTexaco Corp.                                          134,884   11,652
ConocoPhillips                                                85,803    5,626
Devon Energy Corp.                                            29,300    1,678
EOG Resources, Inc.                                           14,540      671
Exxon Mobil Corp.                                            837,871   34,352
Halliburton Co.                                               55,285    1,437
Kerr-McGee Corp.                                              12,757      593
Marathon Oil Corp.                                            39,191    1,297
*Nabors Industries, Ltd.                                      18,450      766
*Noble Corp.                                                  16,850      603

Balanced Portfolio

 Balanced Portfolio


                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Energy continued
Occidental Petroleum Corp.                                    48,280   2,039
*Rowan Companies, Inc.                                        11,850     275
Schlumberger, Ltd.                                            73,533   4,024
Sunoco, Inc.                                                   9,750     499
*Transocean Sedco Forex, Inc.                                 40,354     969
Unocal Corp.                                                  32,633   1,202
                                                                      ------
   Total                                                              75,416
                                                                      ------

Financials (9.2%)
ACE, Ltd.                                                     35,100   1,454
AFLAC, Inc.                                                   64,850   2,346
The Allstate Corp.                                            88,869   3,823
Ambac Financial Group, Inc.                                   13,500     937
American Express Co.                                         162,500   7,837
American International Group, Inc.                           329,390  21,833
AmSouth Bancorporation                                        44,245   1,084
Aon Corp.                                                     39,475     945
Apartment Investment and Management Co. -- Class A            11,900     411
Bank of America Corp.                                        188,720  15,179
The Bank of New York Co., Inc.                                97,220   3,220
Bank One Corp.                                               142,745   6,508
BB&T Corp.                                                    68,200   2,635
The Bear Stearns Companies, Inc.                              12,545   1,003
Capital One Financial Corp.                                   28,700   1,759
The Charles Schwab Corp.                                     170,986   2,024
Charter One Financial, Inc.                                   28,471     984
The Chubb Corp.                                               23,650   1,611
Cincinnati Financial Corp.                                    20,280     849
Citigroup, Inc.                                              650,274  31,565
Comerica, Inc.                                                22,100   1,239
Countrywide Credit Industries, Inc.                           22,933   1,739
Equity Office Properties Trust                                50,400   1,444
Equity Residential Properties Trust                           34,600   1,021
Fannie Mae                                                   122,929   9,227
Federated Investors, Inc. -- Class B                          13,700     402
Fifth Third Bancorp                                           71,943   4,252
First Tennessee National Corp.                                15,900     701
FleetBoston Financial Corp.                                  132,828   5,798
Franklin Resources, Inc.                                      31,650   1,648
Freddie Mac                                                   87,814   5,121
Golden West Financial Corp.                                   19,250   1,986
The Goldman Sachs Group, Inc.                                 59,800   5,904
The Hartford Financial Services Group, Inc.                   35,650   2,104
Huntington Bancshares, Inc.                                   28,900     650
J.P. Morgan Chase & Co.                                      257,162   9,446
Janus Capital Group, Inc.                                     30,171     495
Jefferson-Pilot Corp.                                         17,853     904
John Hancock Financial Services, Inc.                         36,500   1,369
Key Corp                                                      53,125   1,558
Lehman Brothers Holdings, Inc.                                34,756   2,684
Lincoln National Corp.                                        22,460     907
Loews Corp.                                                   23,433   1,159
Marsh & McLennan Companies, Inc.                              67,280   3,222
Marshall & Ilsley Corp.                                       28,700   1,098
MBIA, Inc.                                                    18,250   1,081
MBNA Corp.                                                   161,295   4,008

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Financials continued
Mellon Financial Corp.                                        54,409    1,747
Merrill Lynch & Co., Inc.                                    118,000    6,921
MetLife, Inc.                                                 96,015    3,233
MGIC Investment Corp.                                         12,400      706
Moody's Corp.                                                 18,800    1,138
Morgan Stanley                                               137,331    7,947
National City Corp.                                           77,579    2,633
North Fork Bancorporation, Inc.                               19,200      777
Northern Trust Corp.                                          27,850    1,293
Plum Creek Timber Co., Inc.                                   23,100      703
The PNC Financial Services Group, Inc.                        35,400    1,937
Principal Financial Group, Inc.                               40,900    1,353
The Progressive Corp.                                         27,400    2,290
Prologis                                                      22,600      725
*Providian Financial Corp.                                    36,643      427
Prudential Financial, Inc.                                    68,900    2,878
Regions Financial Corp.                                       28,090    1,045
SAFECO Corp.                                                  17,450      679
Simon Property Group, Inc.                                    24,300    1,126
SLM Corp.                                                     56,958    2,146
SouthTrust Corp.                                              42,633    1,395
The St. Paul Companies, Inc.                                  28,720    1,139
State Street Corp.                                            42,000    2,187
SunTrust Banks, Inc.                                          35,567    2,543
Synovus Financial Corp.                                       38,050    1,100
T. Rowe Price Group, Inc.                                     15,600      740
Torchmark Corp.                                               14,450      658
Travelers Property Casualty Corp. -- Class B                 127,130    2,157
U.S. Bancorp                                                 243,209    7,243
Union Planters Corp.                                          24,712      778
UnumProvident Corp.                                           37,406      590
Wachovia Corp.                                               168,157    7,834
Washington Mutual, Inc.                                      116,538    4,676
Wells Fargo & Co.                                            212,085   12,490
XL Capital, Ltd. -- Class A                                   17,200    1,334
Zions Bancorporation                                          11,300      693
                                                                      -------
   Total                                                              268,435
                                                                      -------

Health Care (6.0%)
Abbott Laboratories                                          197,225    9,191
Aetna, Inc.                                                   19,379    1,310
Allergan, Inc.                                                16,533    1,270
AmerisourceBergen Corp.                                       14,100      792
*Amgen, Inc.                                                 162,923   10,069
*Anthem, Inc.                                                 17,500    1,313
Applera Corp. -- Applied Biosystems Group                     26,367      546
Bausch & Lomb, Inc.                                            6,700      348
Baxter International, Inc.                                    76,900    2,347
Becton, Dickinson and Co.                                     32,050    1,319
*Biogen IDEC, Inc.                                            41,320    1,520
Biomet, Inc.                                                  32,355    1,178
*Boston Scientific Corp.                                     103,980    3,822
Bristol-Myers Squibb Co.                                     244,744    7,000
C. R. Bard, Inc.                                               6,550      532
Cardinal Health, Inc.                                         56,350    3,446
*Chiron Corp.                                                 23,578    1,344


 Balanced Portfolio



                                                             Balanced Portfolio

 Balanced Portfolio


                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Health Care continued
CIGNA Corp.                                                   17,671    1,016
Eli Lilly and Co.                                            141,766    9,970
*Express Scripts, Inc.                                         9,900      658
*Forest Laboratories, Inc.                                    46,034    2,845
*Genzyme Corp.                                                28,000    1,382
Guidant Corp.                                                 38,812    2,336
HCA, Inc.                                                     63,015    2,707
Health Management Associates, Inc. -- Class A                 30,300      727
*Humana, Inc.                                                 20,400      466
IMS Health, Inc.                                              30,233      752
Johnson & Johnson                                            374,723   19,357
*King Pharmaceuticals, Inc.                                   30,466      465
Manor Care, Inc.                                              11,200      387
McKesson HBOC, Inc.                                           36,693    1,180
*Medco Health Solutions, Inc.                                 34,162    1,161
*MedImmune, Inc.                                              31,500      800
Medtronic, Inc.                                              153,600    7,466
Merck & Co., Inc.                                            282,700   13,060
*Millipore Corp.                                               6,100      263
Pfizer, Inc.                                                 982,959   34,727
*Quest Diagnostics Inc.                                       13,300      972
Schering-Plough Corp.                                        185,450    3,225
*St. Jude Medical, Inc.                                       21,700    1,331
Stryker Corp.                                                 25,150    2,138
*Tenet Healthcare Corp.                                       58,550      940
UnitedHealth Group, Inc.                                      75,228    4,377
*Watson Pharmaceuticals, Inc.                                 13,600      626
*Wellpoint Health Networks, Inc. -- Class A                   18,500    1,794
Wyeth                                                        168,071    7,135
*Zimmer Holdings, Inc.                                        28,673    2,019
                                                                      -------
   Total                                                              173,629
                                                                      -------

Industrials (4.9%)
3M Co.                                                        98,824    8,403
*Allied Waste Industries, Inc.                                26,450      367
American Power Conversion Corp.                               24,950      610
*American Standard Companies, Inc.                             9,100      916
*Apollo Group, Inc. -- Class A                                22,200    1,510
Avery Dennison Corp.                                          13,950      781
The Boeing Co.                                               106,218    4,476
Burlington Northern Santa Fe Corp.                            47,008    1,521
Caterpillar, Inc.                                             43,612    3,621
*Cendant Corp.                                               127,973    2,850
Cintas Corp.                                                  21,567    1,081
Cooper Industries, Ltd. -- Class A                            11,600      672
Crane Co.                                                      7,525      231
CSX Corp.                                                     27,050      972
Cummins, Inc.                                                  5,200      254
Danaher Corp.                                                 19,300    1,771
Deere & Co.                                                   30,240    1,967
Delta Air Lines, Inc.                                         15,533      183
Deluxe Corp.                                                   6,712      277
Dover Corp.                                                   25,533    1,015
Eaton Corp.                                                    9,500    1,026
Emerson Electric Co.                                          53,125    3,440
Equifax, Inc.                                                 17,700      434

                                                              Shares/    Value
Common Stock (44.9%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Industrials continued
FedEx Corp.                                                     37,640    2,541
Fluor Corp.                                                     10,300      408
General Dynamics Corp.                                          24,900    2,251
General Electric Co.                                         1,264,898   39,187
Goodrich Corp.                                                  14,800      439
H&R Block, Inc.                                                 22,650    1,254
Honeywell International, Inc.                                  108,550    3,629
Illinois Tool Works, Inc.                                       38,900    3,264
Ingersoll-Rand Co. -- Class A                                   21,670    1,471
ITT Industries, Inc.                                            11,700      868
Lockheed Martin Corp.                                           56,922    2,926
Masco Corp.                                                     59,300    1,625
*Monster Worldwide, Inc.                                        14,133      310
*Navistar International Corp.                                    8,620      413
Norfolk Southern Corp.                                          49,243    1,165
Northrop Grumman Corp.                                          23,131    2,211
PACCAR, Inc.                                                    14,685    1,250
Pall Corp.                                                      15,716      422
Parker-Hannifin Corp.                                           14,900      887
Pitney Bowes, Inc.                                              29,527    1,199
*Power-One, Inc.                                                10,500      114
R. R. Donnelley & Sons Co.                                      14,333      432
Raytheon Co.                                                    52,300    1,571
*Robert Half International, Inc.                                21,560      503
Rockwell Automation, Inc.                                       23,350      831
Rockwell Collins, Inc.                                          22,650      680
Ryder System, Inc.                                               8,000      273
Southwest Airlines Co.                                          98,795    1,595
Textron, Inc.                                                   17,150      979
*Thomas & Betts Corp.                                            7,400      169
Tyco International, Ltd.                                       252,183    6,683
Union Pacific Corp.                                             32,140    2,233
United Parcel Service, Inc. -- Class B                         142,100   10,594
United Technologies Corp.                                       59,233    5,614
W.W. Grainger, Inc.                                             11,500      545
Waste Management, Inc.                                          74,797    2,214
                                                                        -------
   Total                                                                141,128
                                                                        -------

Information Technology (7.9%)
*ADC Telecommunications, Inc.                                  101,550      302
Adobe Systems, Inc.                                             29,475    1,158
*Advanced Micro Devices, Inc.                                   43,800      653
*Agilent Technologies, Inc.                                     59,488    1,739
*Altera Corp.                                                   48,265    1,096
Analog Devices, Inc.                                            46,143    2,106
*Andrew Corp.                                                   19,362      223
*Apple Computer, Inc.                                           45,800      979
*Applied Materials, Inc.                                       209,200    4,697
*Applied Micro Circuits Corp.                                   38,500      230
Autodesk, Inc.                                                  14,066      346
Automatic Data Processing, Inc.                                 75,500    2,991
*Avaya, Inc.                                                    52,612      681
*BMC Software, Inc.                                             28,740      536
*Broadcom Corp. -- Class A                                      37,400    1,275
*CIENA Corp.                                                    59,500      395
*Cisco Systems, Inc.                                           886,067   21,523
*Citrix Systems, Inc.                                           20,780      441

Balanced Portfolio

 Balanced Portfolio


                                                              Shares/    Value
Common Stock (44.9%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------

Information Technology continued
Computer Associates International, Inc.                         73,132   1,999
*Computer Sciences Corp.                                        23,650   1,046
*Compuware Corp.                                                48,343     292
*Comverse Technology, Inc.                                      23,800     419
*Concord EFS, Inc.                                              61,500     913
*Convergys Corp.                                                18,050     315
*Corning, Inc.                                                 168,100   1,753
*Dell, Inc.                                                    324,267  11,012
*Electronic Arts, Inc.                                          37,200   1,777
Electronic Data Systems Corp.                                   60,600   1,487
*EMC Corp.                                                     276,986   3,579
First Data Corp.                                                93,422   3,839
*Fiserv, Inc.                                                   24,425     965
*Gateway, Inc.                                                  40,950     188
Hewlett-Packard Co.                                            385,467   8,854
Intel Corp.                                                    821,843  26,464
International Business Machines Corp.                          218,410  20,242
*Intuit, Inc.                                                   25,900   1,370
*Jabil Circuit, Inc.                                            25,133     711
*JDS Uniphase Corp.                                            180,600     659
*KLA-Tencor Corp.                                               24,000   1,408
*Lexmark International Group, Inc. -- Class A                   16,200   1,274
Linear Technology Corp.                                         39,550   1,664
*LSI Logic Corp.                                                47,800     424
*Lucent Technologies, Inc.                                     525,262   1,492
Maxim Integrated Products, Inc.                                 41,000   2,042
*Mercury Interactive Corp.                                      10,900     530
*Micron Technology, Inc.                                        76,950   1,037
Microsoft Corp.                                              1,365,300  37,601
Molex, Inc.                                                     24,175     843
Motorola, Inc.                                                 293,819   4,134
*National Semiconductor Corp.                                   23,243     916
*NCR Corp.                                                      12,000     466
*Network Appliance, Inc.                                        43,200     887
*Novell, Inc.                                                   46,900     493
*Novellus Systems, Inc.                                         19,100     803
*NVIDIA Corp.                                                   20,100     467
*Oracle Corp.                                                  660,750   8,722
*Parametric Technology Corp.                                    33,620     132
Paychex, Inc.                                                   47,540   1,768
*PeopleSoft, Inc.                                               46,000   1,049
PerkinElmer, Inc.                                               16,000     273
*PMC-Sierra, Inc.                                               21,500     433
*QLogic Corp.                                                   11,850     611
QUALCOMM, Inc.                                                 100,233   5,406
Sabre Holdings Corp. -- Class A                                 18,109     391
*Sanmina-SCI Corp.                                              64,400     812
Scientific-Atlanta, Inc.                                        18,800     513
*Siebel Systems, Inc.                                           62,400     865
*Solectron Corp.                                               104,800     619
*Sun Microsystems, Inc.                                        407,754   1,831
*SunGard Data Systems, Inc.                                     36,000     998
*Symantec Corp.                                                 38,300   1,327
Symbol Technologies, Inc.                                       29,150     492
Tektronix, Inc.                                                 10,740     339

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------

Information Technology continued
*Tellabs, Inc.                                                52,108      439
*Teradyne, Inc.                                               23,850      607
Texas Instruments, Inc.                                      218,575    6,422
*Thermo Electron Corp.                                        20,500      517
*Unisys Corp.                                                 41,550      617
*VERITAS Software Corp.                                       53,701    1,996
*Waters Corp.                                                 15,500      514
*Xerox Corp.                                                  99,800    1,377
*Xilinx, Inc.                                                 43,000    1,666
*Yahoo!, Inc.                                                 82,000    3,704
                                                                      -------
   Total                                                              230,176
                                                                      -------

Materials (1.4%)
Air Products and Chemicals, Inc.                              28,733    1,518
Alcoa, Inc.                                                  106,843    4,060
Allegheny Technologies, Inc.                                  10,231      135
Ball Corp.                                                     7,134      425
Bemis Co., Inc.                                                6,750      338
The Dow Chemical Co.                                         115,924    4,819
E. I. du Pont de Nemours and Co.                             125,745    5,770
Eastman Chemical Co.                                           9,775      386
Ecolab, Inc.                                                  32,800      898
Engelhard Corp.                                               15,800      473
Freeport-McMoRan Copper & Gold, Inc. -- Class B               21,219      894
Georgia-Pacific Corp.                                         32,058      983
Great Lakes Chemical Corp.                                     6,400      174
*Hercules, Inc.                                               14,000      171
International Flavors & Fragrances, Inc.                      11,875      415
International Paper Co.                                       60,524    2,609
*Louisiana-Pacific Corp.                                      13,200      236
MeadWestvaco Corp.                                            25,314      753
Monsanto Co.                                                  33,078      952
Newmont Mining Corp.                                          54,530    2,651
Nucor Corp.                                                    9,867      553
*Pactiv Corp.                                                 19,900      476
*Phelps Dodge Corp.                                           11,210      853
PPG Industries, Inc.                                          21,433    1,372
Praxair, Inc.                                                 41,100    1,570
Rohm and Haas Co.                                             28,034    1,197
*Sealed Air Corp.                                             10,736      581
Sigma-Aldrich Corp.                                            8,900      509
Temple-Inland, Inc.                                            6,800      426
United States Steel Corp.                                     13,050      457
Vulcan Materials Co.                                          12,800      609
Weyerhaeuser Co.                                              27,720    1,774
Worthington Industries, Inc.                                  10,850      196
                                                                      -------
   Total                                                               39,233
                                                                      -------

Telecommunication Services (1.5%)
ALLTEL Corp.                                                  39,343    1,833
AT&T Corp.                                                    99,474    2,019
*AT&T Wireless Services, Inc.                                342,516    2,737
BellSouth Corp.                                              233,235    6,600
CenturyTel, Inc.                                              18,200      594
*Citizens Communications Co.                                  35,900      446
*Nextel Communications, Inc. -- Class A                      138,833    3,896


                                                             Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Common Stock (44.9%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------------

Telecommunication Services continued
*Qwest Communications International, Inc.                       214,020       925
SBC Communications, Inc.                                        419,633    10,939
Sprint Corp.                                                    113,991     1,872
*Sprint Corp. (PCS Group)                                       130,640       734
Verizon Communications, Inc.                                    347,938    12,205
                                                                        ---------
   Total                                                                   44,800
                                                                        ---------

Utilities (1.3%)
*The AES Corp.                                                   78,275       739
*Allegheny Energy, Inc.                                          15,900       203
Ameren Corp.                                                     20,433       940
American Electric Power Co., Inc.                                49,820     1,520
*Calpine Corp.                                                   52,140       251
CenterPoint Energy, Inc.                                         38,626       374
Cinergy Corp.                                                    22,438       871
*CMS Energy Corp.                                                20,300       173
Consolidated Edison, Inc.                                        28,425     1,223
Constellation Energy Group, Inc.                                 21,100       826
Dominion Resources, Inc.                                         40,825     2,606
DTE Energy Co.                                                   21,250       837
Duke Energy Corp.                                               114,142     2,334
*Dynegy, Inc. -- Class A                                         47,300       202
Edison International                                             41,180       903
El Paso Corp.                                                    75,817       621
Entergy Corp.                                                    28,791     1,645
Exelon Corp.                                                     41,162     2,732
FirstEnergy Corp.                                                41,074     1,446
FPL Group, Inc.                                                  23,143     1,514
KeySpan Corp.                                                    20,000       736
Kinder Morgan, Inc.                                              15,533       918
Nicor, Inc.                                                       5,550       189
NiSource, Inc.                                                   33,184       728
Peoples Energy Corp.                                              4,600       193
*PG&E Corp.                                                      51,975     1,443
Pinnacle West Capital Corp.                                      11,500       460
PPL Corp.                                                        22,333       977
Progress Energy, Inc.                                            30,779     1,393
Public Service Enterprise Group, Inc.                            28,540     1,250
Sempra Energy                                                    28,259       849
The Southern Co.                                                 92,000     2,784
TECO Energy, Inc.                                                23,700       342
TXU Corp.                                                        40,615       963
The Williams Companies, Inc.                                     65,400       642
Xcel Energy, Inc.                                                50,370       855
                                                                        ---------
   Total                                                                   36,682
                                                                        ---------
   Total Common Stock (Cost: $734,524)                                  1,299,300
                                                                        ---------

Money Market Investment (20.4%)
---------------------------------------------------------------------------------

Agricultural Services (0.5%)
(b)Cargill, Inc., 1.06%, 3/5/04                              15,000,000    14,973
                                                                        ---------
   Total                                                                   14,973
                                                                        ---------

                                                              Shares/     Value
Money Market Investment (20.4%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Asset-Backed Securities (CMO'S) (1.6%)
(b)Fcar Owner Trust I, 1.08%, 2/17/04                        15,000,000  14,979
(b)Sheffield Receivables, 1.09%, 1/7/04                      15,000,000  14,997
(b)Sheffield Receivables, 1.10%, 01/02/04                    15,000,000  15,000
                                                                         ------
   Total                                                                 44,976
                                                                         ------

Autos (1.0%)
(b)Daimler Chrysler Auto, 1.07%, 2/17/04                     15,000,000  14,979
(b)Daimler Chrysler Auto, 1.07%, 2/27/04                     12,524,000  12,503
                                                                         ------
   Total                                                                 27,482
                                                                         ------

Banks (0.1%)
(b)UBS Finance Delaware LLC, 0.95%, 1/2/04                    3,860,000   3,860
                                                                         ------
   Total                                                                  3,860
                                                                         ------

Beverages, Malt Beverages (0.5%)
(b)Coca-Cola Co., 1.09%, 2/27/04                             15,000,000  14,974
                                                                         ------
   Total                                                                 14,974
                                                                         ------

Electronic Computers (0.5%)
(b)International Business, 0.97%, 1/16/04                    15,391,000  15,385
                                                                         ------
   Total                                                                 15,385
                                                                         ------

Federal Government and Agencies (2.7%)
(b)Federal Home Loan Bank, 1.06%, 3/10/04                    15,000,000  14,972
(b)Federal Home Loan Mortgage Co., 1.065%, 2/5/04            34,200,000  34,165
(b)Federal Home Loan Mortgage Co., 1.07%, 1/14/04            15,100,000  15,094
(b)Federal National Mortgage Association, 1.06%, 1/20/04     15,000,000  14,992
                                                                         ------
   Total                                                                 79,223
                                                                         ------

Finance Lessors (0.5%)
(b)Receivable Capital Trust, 1.08%, 1/20/04                  15,000,000  14,991
                                                                         ------
   Total                                                                 14,991
                                                                         ------

Finance Services (2.4%)
(b)American General, 1.13%, 3/5/04                           15,000,000  14,973
(b)John Deere Capital Corp., 1.20%, 1/12/04                  10,000,000   9,996
(b)Wells Fargo Bank, 1.04%, 1/29/04                          15,000,000  15,001
(b)Windmill Funding Corp., 1.05%, 2/6/04                     15,000,000  14,984
Windmill Funding Corp., 1.08%, 2/13/04                       15,000,000  14,981
                                                                         ------
   Total                                                                 69,935
                                                                         ------

Balanced Portfolio

 Balanced Portfolio


                                                              Shares/     Value
Money Market Investment (20.4%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Miscellaneous Business Credit Institutions (1.9%)
(b)Delaware Funding, 1.08%, 1/5/04                           10,000,000    9,999
(b)Delaware Funding, 1.08%, 1/29/04                          10,000,000    9,992
(b)General Electric Capital, 1.12%, 2/17/04                  15,000,000   14,979
(b)National Rural Utility, 1.08%, 1/28/04                    15,000,000   14,987
(b)Pitney Bowes Inc., 0.92%, 1/2/04                           3,700,000    3,700
                                                                         -------
   Total                                                                  53,657
                                                                         -------

Personal Credit Institutions (4.8%)
(b)American Express Credit, 1.08%, 4/1/04                    15,000,000   15,000
(b)CXC Inc., 1.07%, 2/9/04                                   15,000,000   14,983
(b)CXC Inc., 1.08%, 2/6/04                                   15,000,000   14,984
(b)General Electric Capital, 1.10%, 2/4/04                   15,000,000   14,984
(b)Household Finance Corp., 1.09%, 1/15/04                   15,000,000   14,994
(b)Preferred Receivable Funding, 1.08%, 1/28/04              15,000,000   14,988
(b)Preferred Receivable Funding, 1.09%, 1/15/04              15,000,000   14,993
(b)Toyota Motor Credit Corp., 1.02%, 3/2/04                  15,000,000   14,974
(b)Toyota Motor Credit Corp., 1.05%, 3/8/04                  15,000,000   14,972
                                                                         -------
   Total                                                                 134,872
                                                                         -------

Security Brokers and Dealers (1.0%)
(b)Morgan Stanley Dean Witter, 1.09%, 1/23/04                15,000,000   14,990
(b)Morgan Stanley Dean Witter, 1.08%, 2/17/04                15,000,000   14,979
                                                                         -------
   Total                                                                  29,969
                                                                         -------

Short Term Business Credit (2.9%)
(b)Old Line Funding Corp., 1.08%, 2/13/04                    10,000,000    9,987
(b)Old Line Funding Corp., 1.09%, 1/9/04                     15,000,000   14,997
(b)Thunder Bay Funding, Inc., 1.09%, 2/5/04                  15,000,000   14,984
(b)Thunder Bay Funding, Inc., 1.09%, 2/6/04                  15,000,000   14,984

                                                              Shares/     Value
Money Market Investment (20.4%)                                $ Par    $ (000's)
----------------------------------------------------------------------------------

Short Term Business Credit continued
(b)Transamerica Financial, 1.02%, 1/14/04                    15,000,000    14,994
(b)Transamerica Financial, 1.07%, 1/16/04                    15,000,000    14,993
                                                                        ---------
   Total                                                                   84,939
                                                                        ---------

   Total Money Market Investment (Cost: $589,185)                         589,236
                                                                        ---------

   Total Investments (103.9%) (Cost: $2,429,286)                        3,003,621
                                                                        ---------

   Total Assets, Less Liabilities (-3.9%)                                (112,133)
                                                                        ---------

   Total Net Assets (100.0%)                                            2,891,488
                                                                        ---------

 *Non-Income Producing

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 IO -- Interest Only Security

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $2,438,682 and the net unrealized appreciation of investments based on that cost was $564,939 which is comprised of $708,368 aggregate gross unrealized appreciation and $143,429 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                         Unrealized
                                                        Appreciation/
                                   Number of Expiration Depreciation
           Issuer (000's)          Contracts    Date       (000's)
           ----------------------------------------------------------
           US Long Bond (CBT)
            Commodity Future         1,090     03/04       $ 2,231
           (Total Notional Value
            at 12/31/03 $116,920)
           S & P 500 Index Futures   1,295     03/04       $13,598
           (Total Notional Value
            at 12/31/03 $345,959)

(d)Defaulted Security


    The Accompanying Notes are an Integral Part of the Financial Statements


                                                             Balanced Portfolio

 High Yield Bond Portfolio


--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                                          Net Assets:
High current income and capital  Generate superior performance by investing in a diversified  $199 million appreciation with moderate risk. mix of fixed income securities rated below investment grade.

Investing in a portfolio of high yield bonds provides a high level of current income, along with the opportunity for capital gains, to investors who can accept a moderate level of risk. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings, or a change in ownership. In a high yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.

Approximately once in a decade, usually as the economy is emerging from a recession, there is an exceptional year for returns on high yield bonds, and 2003 was such a year. The Lehman Brothers High Yield Intermediate Market Index had a return of 27.44% for the year. For comparison, returns of the Index have ranged from -6.5% to 17.3% over the last eight years, and the annualized return of the Index since the Portfolio's inception date (May 1994) has been 6.92%. The High Yield Bond Portfolio has performed better than the Index for the year just ended and since inception.

There are several reasons for the excellent performance of the high yield market in 2003: a strengthening economy, which is positive for earnings and cash flow of the leveraged companies that issue high yield bonds; a high-yield market recovering from a very depressed level in 2002, accompanied by a buoyant stock market; and strong investor interest in the asset class because of low yields on other bonds in an environment of very low interest rates. Credit spreads between investment grade and high yield bonds tightened dramatically during 2003, driving prices of high yield bonds steadily upward.

In this very positive environment for the asset class, the Portfolio's performance benefited from a somewhat aggressive quality mix, with the middle quality sector of the market overweighted. A small exposure to the lower-tier quality sector was also beneficial. In particular, we retained some holdings that had fallen to very low prices in 2002, in the belief that they would recover, and they were among the top performing issues in 2003. Industry sectors that performed particularly well include electric power, telecommunications, financial services, refining and technology -- all sectors that had been beaten down in the volatile and illiquid market of the prior year.

                                    [CHART]

                        Sector Allocation  12/31/03

Foods                                                           5%
Gaming/Lodging/Leisure                                          9%
Basic Material/Capital Goods                                   20%
Energy                                                          7%
Media                                                           9%
Builders                                                        4%
Telecommunications                                              4%
Other Holdings                                                  2%
Healthcare/Pharmaceuticals                                      7%
Auto Related                                                    5%
Short-Term Investments and Other Assets, Net                    7%
Financials                                                      5%
Transportation                                                  5%
Utilities                                                       4%
Consumer Products                                               7%


Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.

There are greater risks inherent in a fund that primarily invests in high yield bonds.

                                    [CHART]

                              Relative Performance

              High Yield             Lehman Brothers High
            Bond Portfolio      Yield Intermediate Market Index
            --------------      -------------------------------
 5/94          $10,000                     $10,000
12/94           10,302                      10,188
12/95           12,030                      11,952
12/96           14,409                      13,409
12/97           16,693                      15,020
12/98           16,388                      15,244
12/99           16,314                      15,646
12/00           15,564                      14,635
12/01           16,347                      15,189
12/02           15,874                      14,982
12/03           20,487                      19,093


                          Average Annual Total Return
                         For Periods Ended December 31, 2003
                                                                      Since
                                                1 Year    5 Years   Inception*
High Yield Bond Portfolio                       29.06%     4.57%       7.70%
Lehman Brothers High Yield
  Intermediate Market Index                     27.44%     4.61%       6.92%

*inception date of 5/03/94


The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of the Portfolio's operations). Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

High Yield Bond Portfolio

 High Yield Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                  Shares/    Value
            Bonds (91.6%)                          $ Par   $ (000's)
            --------------------------------------------------------

            Aerospace (0.5%)
            L-3 Communications Corp.,
             6.125%, 1/15/14 144A                  950,000     952
                                                            ------
                Total Aerospace                                952
                                                            ------

            Auto Related (4.5%)
            Advanced Accessory, 10.75%, 6/15/11    725,000     798
            Asbury Automotive Group,
             8.00%, 3/15/14 144A                 1,150,000   1,156
            Collins & Aikman Products,
             10.75%, 12/31/11                    1,125,000   1,105
            HLI Operating Co., 10.50%, 6/15/10     925,000   1,065
            Metaldyne Corp., 10.00%, 11/1/13
             144A                                1,500,000   1,515
            Oxford Automotive, Inc.,
             12.00%, 10/15/10 144A               1,500,000   1,260
            RJ Tower Corp., 12.00%, 6/1/13         750,000     739
            United Components, Inc.,
             9.375%, 6/15/13                     1,275,000   1,393
                                                            ------
                Total Auto Related                           9,031
                                                            ------

            Basic Materials (12.9%)
            Chemicals (7.3%)
            Huntsman Adv. Materials,
             11.00%, 7/15/10 144A                1,900,000   2,100
            Huntsman International LLC,
             9.875%, 3/1/09 144A                   550,000     602
            Huntsman International, Inc.,
             9.875%, 3/1/09                        400,000     438
            Huntsman LLC,
             11.625%, 10/15/10 144A                750,000     765
            IMC Global, Inc., 11.25%, 6/1/11     1,100,000   1,210
            Koppers, Inc., 9.875%, 10/15/13 144A 1,125,000   1,240
            Kraton Polymers LLC,
             8.125%, 1/15/14 144A                1,300,000   1,352
            Lyondell Chemical Co.,
             9.50%, 12/15/08                       500,000     523
            Nalco Co. 8.875%, 11/15/13 144A      1,125,000   1,193
            Resolution Perform Prod.,
             8.00%, 12/15/09 144A                1,150,000   1,190
            Rockwood Specialties Corp.,
             10.625%, 5/15/11 144A               1,725,000   1,923
            Terra Capital Corp., 11.50%, 6/1/10  1,050,000   1,097
            United Agricultural Products,
             8.25%, 12/15/11 144A                1,100,000   1,130
                                                            ------
                Total                                       14,763
                                                            ------

            Metals/Mining (2.0%)
            CSN Islands VIII Corp.,
             9.75%, 12/16/13 144A                1,150,000   1,179
            Massey Energy Co.
             6.625%, 11/15/10 144A               1,125,000   1,153

                                                   Shares/    Value
           Bonds (91.6%)                            $ Par   $ (000's)
           ----------------------------------------------------------

           Metals/Mining continued
           Texas Industries Inc., 10.25%, 6/15/11   725,000     819
           UCAR Finance, Inc., 10.25%, 2/15/12      725,000     834
                                                             ------
               Total                                          3,985
                                                             ------

           Packaging/Containers (2.0%)
           Anchor Glass Container,
            11.00%, 2/15/13                         750,000     870
           Crown European Holdings SA,
            9.50%, 3/1/11                           550,000     623
           Owens Brockway Glass Container,
            8.75%, 11/15/12                         775,000     863
           Owens Brockway Glass Container.,
            8.25%, 5/15/13                          725,000     778
           Pliant Corp., 11.125%, 9/1/09            740,000     799
                                                             ------
               Total                                          3,933
                                                             ------

           Paper & Forest Products (1.6%)
           Appleton Papers, Inc.,
            12.50%, 12/15/08                      1,250,000   1,413
           Buckeye Technologies, Inc.,
            8.50%, 10/1/13                          925,000     990
           Georgia Pacific Corp.
            8.00%, 1/15/24 144A                     750,000     765
                                                             ------
               Total                                          3,168
                                                             ------
               Total Basic Materials                         25,849
                                                             ------

           Builders (3.6%)
           Building Materials (2.6%)
           Integrated Electrical Services, Inc.,
            9.375%, 2/1/09                        1,450,000   1,524
           Nationsrent, Inc.,
            9.50%, 10/15/10 144A                    950,000   1,021
           Norcraft Co., 9.00%, 11/1/11 144A        750,000     810
           Nortek Holdings Inc.
            0.00%, 5/15/11 144A                     950,000     686
           United Rentals NA, Inc.,
            7.75%, 11/15/13 144A                  1,125,000   1,149
                                                             ------
               Total                                          5,190
                                                             ------

           Home Builders (1.0%)
           Meritage Corp., 9.75%, 6/1/11          1,100,000   1,229
           Technical Olympic USA, Inc.,
            9.00%, 7/1/10                           750,000     806
                                                             ------
               Total                                          2,035
                                                             ------
               Total Builders                                 7,225
                                                             ------

           Capital Goods (6.7%)
           Amsted Industries, Inc.,
            10.25%, 10/15/11 144A                 1,825,000   2,017
           Bombardier Recreational,
            8.375%, 12/15/13 144A                 1,750,000   1,829


                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (91.6%)                             $ Par   $ (000's)
          -----------------------------------------------------------

          Capital Goods continued
          Case New Holland, Inc.,
           9.25%, 8/1/11 144A                       800,000     896
          Columbus McKinnon Corp.,
           10.00%, 8/1/10                           925,000     985
          General Cable Corp.,
           9.50%, 11/15/10 144A                   1,325,000   1,418
          Jacuzzi Brands Inc.,
           9.625%, 7/1/10 144A                      750,000     825
          JLG Industries Inc., 8.25%, 5/1/08        500,000     543
          Rexnord Corp., 10.125%, 12/15/12          750,000     821
          Sensus Metering Systems,
           8.625%, 12/15/13 144A                  1,300,000   1,334
          Terex Corp. 7.375%, 1/15/14 144A        1,625,000   1,662
          Trimas Corp., 9.875%, 6/15/12             975,000   1,016
                                                             ------
              Total Capital Goods                            13,346
                                                             ------

          Consumer Products (6.9%)
          Consumer Products (2.5%)
          Hines Nurseries, Inc.
           10.25%, 10/1/11 144A                     775,000     845
          Jafra Cosmetics, 10.75%, 5/15/11        1,100,000   1,207
          Jostens Holding, 10.25%, 12/1/10 144A     925,000     580
          Rayovac Corp., 8.50%, 10/1/13           1,125,000   1,193
          Simmons Co. 7.875%, 1/15/14 144A        1,100,000   1,106
                                                             ------
              Total                                           4,931
                                                             ------

          Retail Food & Drug (0.6%)
          Delhaize America, Inc., 9.00%, 4/15/31    950,000   1,154
                                                             ------
              Total                                           1,154
                                                             ------

          Retail Store (2.0%)
          Cole National Group, 8.875%, 5/15/12    1,000,000   1,070
          Couche-Tard US,
           7.50%, 12/15/13 144A                   1,525,000   1,597
          Payless Shoesource, Inc., 8.25%, 8/1/13 1,350,000   1,299
                                                             ------
              Total                                           3,966
                                                             ------
          Textile/Apparel (1.8%)
          Oxford Industries, Inc.,
           8.875%, 6/1/11 144A                    1,050,000   1,148
          Perry Ellis International, Inc.,
           8.875%, 9/15/13 144A                     750,000     789
          Phillips Van Heusen Corp.,
           8.125%, 5/1/13                           700,000     744
          Tommy Hilfiger USA, Inc.,
           6.85%, 6/1/08                            200,000     201
          Warnaco, Inc., 8.875%, 6/15/13 144A       725,000     747
                                                             ------
              Total                                           3,629
                                                             ------
              Total Consumer Products                        13,680
                                                             ------

          Energy (6.6%)
          Gas Pipeline/Oil Field Service (2.8%)
          Dynegy Holdings Inc.,
           10.125%, 7/15/13 144A                  1,125,000   1,294
          Hanover Equip TR., 8.75% 9/1/11           975,000   1,034
          Hanover Equipment Trust 01 A,
           0.00%, 3/31/07                           750,000     551

                                                 Shares/    Value
            Bonds (91.6%)                         $ Par   $ (000's)
            -------------------------------------------------------
            Gas Pipeline/Oil Field Service continued
            Parker Drilling Co.,
             9.625%, 10/1/13 144A               1,125,000   1,170
            Suburban Propane Partners,
             6.875%, 12/15/13 144A              1,525,000   1,539
                                                           ------
                Total                                       5,588
                                                           ------
            Oil & Gas Exploration/Production (3.2%)
            Compton Pete Corp., 9.90%, 5/15/09    750,000     818
            Hilcorp Energy, 10.50%, 9/1/10 144A 2,100,000   2,299
            Petrobras International,
             8.375%, 12/10/18                   1,125,000   1,156
            Range Resources Corp.
             7.375%, 7/15/13                      775,000     775
            Tom Brown, Inc., 7.25%, 9/15/13     1,125,000   1,190
                                                           ------
                Total                                       6,238
                                                           ------
            Oil Refining & Marketing (0.6%)
            Citgo Petroleum Corp.,
             11.375%, 2/1/11                    1,100,000   1,276
                Total                                       1,276
                                                           ------
                Total Energy                               13,102
                                                           ------

            Financials (4.6%)
            Financial Services (3.5%)
            AmeriCredit Corp., 9.875%, 4/15/06  1,375,000   1,444
            Dollar Financial Group
             9.75%, 11/15/11 144A               1,875,000   1,940
            IOS Capital LLC, 7.25%, 6/30/08     1,670,000   1,779
            WMC Finance Co.
             11.75%, 12/15/08 144A              1,750,000   1,746
                                                           ------
                Total                                       6,909
                                                           ------
            Insurance (1.1%)
            Crum & Forster Holding Corp.,
             10.375%, 6/15/13 144A                925,000   1,028
            Fairfax Financial Holdings,
             7.375%, 3/15/06                    1,125,000   1,136
                                                           ------
                Total                                       2,164
                                                           ------
                Total Financials                            9,073
                                                           ------

            Financials Banking (0.3%)
            Western Financial Bank-FSB,
             9.625%, 5/15/12                      625,000     697
                                                           ------
                Total Financials Banking                      697
                                                           ------

            Foods (5.3%)
            Food/Beverage/Tobacco (3.8%)
            Bavaria SA, 8.875%, 11/1/10 144A    1,125,000   1,153
            Land O Lakes, Inc.,
             9.00%, 12/15/10 144A               1,525,000   1,536
            Merisant Co., 9.50%, 7/15/13 144A   1,125,000   1,198
            Pinnacle Foods Holding,
             8.25%, 12/1/13 144A                1,325,000   1,371
            RJ Reynolds Tobacco Holdings,
             7.25%, 6/1/12                        750,000     739

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (91.6%)                             $ Par   $ (000's)
          -----------------------------------------------------------
          Food/Beverage/Tobacco continued
          Seminis Vegetable Seeds,
           10.25%, 10/1/13 144A                     450,000     484
          Tabletop Holdings, 0%, 5/15/14 144A     1,875,000   1,031
                                                             ------
              Total                                           7,512
                                                             ------
          Restaurant (1.5%)
          Buffets, Inc., 11.25%, 7/15/10          1,000,000   1,073
          Domino's, Inc., 8.25%, 7/1/11, 144A       735,000     787
          O'Charleys, Inc., 9.00%, 11/1/13 144A   1,150,000   1,156
                                                             ------
              Total                                           3,016
                                                             ------
              Total Foods                                    10,528
                                                             ------

          Gaming/Lodging/Leisure (8.8%)
          Gaming (4.3%)
          (d)Hollywood Casino Shreveport,
           13.00%, 8/1/06                           700,000     469
          Inn of The Mountain Gods.,
           12.00%, 11/15/10 144A                  1,500,000   1,593
          Jacobs Entmt, Inc., 11.875%, 2/01/09      675,000     756
          Majestic Star Casino, LLC,
           9.50%, 10/15/10 144A                   1,500,000   1,538
          Poster Financial Group,
           8.34%, 12/1/11 144A                      750,000     793
          Resort Intl. Hotel/Casino,
           11.50%, 3/15/09                        1,000,000   1,088
          River Rock Entertainment,
           9.75%, 11/1/11 144A                    1,125,000   1,209
          Wheeling Island Gaming,
           10.125%, 12/15/09                      1,125,000   1,193
                                                             ------
              Total                                           8,639
                                                             ------
          Leisure (4.1%)
          Bally Total Fitness Holdings, Series D,
           9.875%, 10/15/07                         850,000     774
          Equinox Holdings LTD.
           9.00%, 12/15/09 144A                     925,000     955
          IMAX Corp., 9.625%, 12/1/10 144A        1,325,000   1,393
          Intrawest Corp. 7.50%, 10/15/13 144A      750,000     780
          Royal Caribbean Cruises,
           6.875%, 12/1/13                        1,500,000   1,511
          Six Flags, Inc., 8.875%, 2/1/10         1,775,000   1,821
          Universal City Development Corp.,
           11.75%, 4/1/10 144A                      875,000   1,024
                                                             ------
              Total                                           8,258
                                                             ------
          Lodging (0.4%)
          Host Marriott LP, 7.125%, 11/1/13 144A    750,000     765
                                                             ------
              Total                                             765
                                                             ------
              Total Gaming/Lodging/Leisure                   17,662
                                                             ------
          Healthcare/Pharmaceuticals (6.8%)
          Ameripath, Inc., 10.50%, 4/1/13         1,400,000   1,490
          Biovail Corp., 7.875%, 04/01/10         1,125,000   1,148
          General Nutrition Center,
           8.50%, 12/1/10 144A                    1,750,000   1,793
          Genesis HealthCare Corp.
           8.00%, 10/15/13 144A                     750,000     782
          National Nephrology Associates,
           9.00%, 11/1/11 144A                    1,125,000   1,178

                                                   Shares/    Value
           Bonds (91.6%)                            $ Par   $ (000's)
           ----------------------------------------------------------
           Healthcare/Pharmaceuticals continued
           Quintiles Transnational,
            10.00%, 10/1/13, 144A                 1,125,000   1,215
           Senior Housing Property Trust,
            7.875%, 4/15/15                         800,000     840
           Service Group International,
            7.70%, 4/15/09                          650,000     694
           Tenet Healthcare Corp.,
            6.375%, 12/1/11                         725,000     696
           Tenet Healthcare Corp., 7.375%, 2/1/13   750,000     754
           Universal Hospital Services,
            10.125%, 11/1/11 144A                   750,000     788
           Valeant Pharmaceuticals,
            7.00%, 12/15/11 144A                  1,350,000   1,391
           Ventas Realty Ltd. Partnership,
            9.00%, 5/1/12                           750,000     833
                                                             ------
               Total Healthcare/
                Pharmaceuticals                              13,602
                                                             ------

           Media (8.5%)
           Broadcasting (0.7%)
           Granite Broadcasting
            9.75%, 12/1/10 144A                   1,375,000   1,372
                                                             ------
               Total                                          1,372
                                                             ------
           Cable/Satellite (3.0%)
           Charter Communications Holdings
            LLC, 9.625%, 11/15/09                   750,000     660
           Echostar Corp., 6.375%, 10/1/11 144A   1,500,000   1,537
           Insight Midwest, 9.75%, 10/1/09          950,000   1,005
           Lodgenet Entertainment,
            9.50%, 6/15/13                        1,100,000   1,205
           MediaCom LLC, 9.50%, 1/15/13           1,500,000   1,589
                                                             ------
               Total                                          5,996
                                                             ------
           Publishing (4.8%)
           American Achievement Corp.,
            11.625%, 1/1/07                         700,000     770
           American Color Graphics, Inc.,
            10.00%, 6/15/10 144A                    750,000     769
           Dex Media West,
            9.875%, 8/15/13 144A                  1,100,000   1,279
           Houghton Mifflin Co., 9.875% 2/1/13    1,150,000   1,265
           Mail-Well Corp., 9.625%, 3/15/12         800,000     888
           Moore NA Finance,
            7.875%, 1/15/11 144A                    875,000     991
           Primedia, Inc., 7.625%, 4/1/08         1,125,000   1,136
           Vertis, Inc., 10.875%, 6/15/09         1,150,000   1,222
           Von Hoffman Corp., 10.25%, 3/15/09       750,000     799
           Von Hoffman Corp.
            10.25%, 03/15/09 144A                   375,000     399
                                                             ------
               Total                                          9,518
                                                             ------
               Total Media                                   16,886
                                                             ------
           Real Estate (1.1%)
           CB Richards Ellis Services, Inc.,
            11.25%, 6/15/11                         350,000     396
           CBRE Escrow, Inc.,
            9.75%, 5/15/10 144A                   1,000,000   1,110


                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (91.6%)                             $ Par   $ (000's)
          -----------------------------------------------------------
          Real Estate continued
          LNR Property Corp.,
           7.25%, 10/15/13 144A                     750,000     763
                                                              -----
              Total Real Estate                               2,269
                                                              -----

          Services (1.4%)
          Environmental Services (0.5%)
          MSW Energy Holdings,
           8.50%, 9/1/10 144A                       925,000   1,008
                                                              -----
              Total                                           1,008
                                                              -----
          Services--Other (0.9%)
          Buhrmann US, Inc., 12.25%, 11/1/09        350,000     392
          Kindercare Learning Centers,
           9.50%, 2/15/09                         1,325,000   1,345
                                                              -----
              Total                                           1,737
                                                              -----
              Total Services                                  2,745
                                                              -----

          Telecommunications (4.5%)

          Telecom -- Wireless (2.8%)
          ACC Escrow Corp.,
           10.00%, 8/1/11 144A                    1,150,000   1,283
          Crown Castle Intl Corp.
           7.50%, 12/1/13 144A                      375,000     377
          Crown Castle Intl Corp.,
           7.50%, 12/1/13 144A                      775,000     779
          Nextel Communications,
           7.375%, 8/1/15                           925,000     994
          Nextel Partners, Inc., 12.50%, 11/15/09   775,000     899
          Nextel Partners, Inc., 11.00%, 3/15/10    350,000     387
          Triton PCS, 8.75%, 11/15/11               925,000     911
                                                              -----
              Total                                           5,630
                                                              -----

          Telecom -- Wireline (1.7%)
          Cincinnati Bell, Inc.
           8.375%, 1/15/14 144A                     925,000     994
          (d)MCI Communications Corp.,
           7.75%, 3/23/25                           375,000     302
          (d)MCI Communications Corp.,
           7.125%, 6/15/27                        1,125,000     906
          Qwest Capital Funding, 7.75%, 8/15/06     750,000     776
          Qwest Communications INTL.
           7.50%, 11/1/08 B                         375,000     385
                                                              -----
              Total                                           3,363
                                                              -----

              Total Telecommunications                        8,993
                                                              -----

          Telephone Communications (0.5%)
          Qwest Communications, Inc., 13.50%,
           12/15/10, 144A                           795,000     966
                                                              -----
              Total Telephone
               Communications                                   966
                                                              -----

          Transportation (4.6%)

          Airlines (0.6%)
          Continental Airlines Inc.,
           7.875%, 7/2/18                         1,125,000   1,132
                                                              -----
              Total                                           1,132
                                                              -----

                                                  Shares/    Value
           Bonds (91.6%)                           $ Par   $ (000's)
           ---------------------------------------------------------

           Transportation -- Rail & Other (4.0%)
           (d)American Commercial LLC,
            11.25%, 1/1/08                         551,186       61
           Laidlaw International, Inc.,
            10.75%, 6/15/11 144A                 1,275,000    1,440
           OMI Corp., 7.625%, 12/1/13 144A       1,125,000    1,135
           Quality Distrib/QD Cap
            9.00%, 11/15/10 144A                   575,000      602
           Railamerica Transportation Corp.,
            12.875%, 8/15/10                     1,400,000    1,625
           Ship Finance Intl LTD.
            8.50%, 12/15/13 144A                 1,100,000    1,089
           Stena AB, 9.625%, 12/1/12             1,075,000    1,212
           TFM SA DE C V, 12.50%, 6/15/12          750,000      855
               Total                                          8,019
                                                            -------
               Total Transportation                           9,151
                                                            -------

           Utilities (3.5%)
           Aes Corp., 8.75%, 5/15/13 144A          375,000      419
           Aes Corp., 9.00%, 5/15/15 144A          900,000    1,017
           Calpine Corp., 8.50%, 7/15/10 144A      750,000      731
           CMS Energy Corp., 7.75%, 8/1/10
            144A                                   875,000      920
           Nevada Power Co., 8.25%, 6/1/11         750,000      818
           NRG Energy Inc., 8.00%, 12/15/13
            144A                                 1,700,000    1,787
           Reliant Resources, Inc.,
            9.50%, 7/15/13 144A                  1,150,000    1,231
                                                            -------
               Total Utilities                                6,923
                                                            -------
               Total Bonds
                (Cost: $171,895)                            182,680
                                                            -------

           Preferred Stock (1.3%)
           ---------------------------------------------------------

           Media (1.3%)

           Cable/Satellite (1.3%)
           CSC Holdings, Inc.--Series H             15,250    1,586
           CSC Holdings, Inc.,--Series M             8,708      914
           NTL Europe, Inc., 10.00%, 1/10/23            25        0
                                                            -------
               Total Media                                    2,500
                                                            -------

           Telecommunications (0.0%)

           Telecom -- Wireless (0.0%)
           Intermedia Communications, Inc.               1        0
                                                            -------
               Total Telecommunications                           0
                                                            -------

           Transportation (0.0%)

           Rail & Other (0.0%)
           American Commercial Lines LLC             4,948        1
                                                            -------
               Total Transportation                               1
                                                            -------
               Total Preferred Stock
                (Cost: $2,836)                                2,501
                                                            -------

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/   Value
            Common Stocks and Warrants (0.1%)       $ Par  $ (000's)
            --------------------------------------------------------

            Gaming/Lodging/Leisure (0.0%)
            *La Quinta Corp.                       11,117      71
                                                             ----
                Total Gaming/Lodging/Leisure                   71
                                                             ----

            Media (0.0%)

            Cable/Satellite (0.0%)
            NTL Europe, Inc.                           10       0
            NTL, Inc.                                  12       0
                                                             ----
                Total Media                                     0
                                                             ----

            Telecommunications (0.0%)

            Telecom -- Wireless (0.0%)
            American Tower Corporation -- Warrants  2,900      36
            Horizon PCS, Inc. -- Warrant 144A       2,000       0
            IWO Holdings, Inc. 144A                 1,150       0
                                                             ----
                Total Telecommunications                       36
                                                             ----

            Transportation (0.1%)

            Rail & Other (0.1%)
            Railamerica Transportation Corp.        1,400      82
                                                             ----
                Total Transportation                         $ 82
                                                             ----
                Total Common Stocks and Warrants
                 (Cost: $456)                                 189
                                                             ----

                                                   Shares/     Value
             Money Market Investment (5.5%)         $ Par    $ (000's)
             ---------------------------------------------------------

             Autos (4.0%)

             Toyota Motor Credit Corp.,
              0.99%, 2/12/04                      8,000,000     7,990
                                                              -------
                 Total Autos                                    7,990
                                                              -------

             Banks (1.5%)

             UBS Finance Delaware LLC,
              0.95%, 1/2/04                       3,000,000     3,000
                                                              -------
                 Total Banks                                    3,000
                                                              -------
                 Total Money Market
                  Investment (Cost: $10,990)                   10,990
                                                              -------
                 Total Investments (98.5%)
                  (Cost $186,177)(a)                          196,360
                                                              -------
                 Other Assets, Less Liabilities (1.5%)          3,011
                                                              -------
                 Total Net Assets (100.0%)                    199,371
                                                              -------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $186,177 and the net unrealized appreciation of investments based on that cost was $10,183 which is comprised of $11,645 aggregate gross unrealized appreciations and $1,462 aggregate gross unrealized depreciation.

(c)PIK -- Payment In Kind

(d)Defaulted Security
    The Accompanying Notes are an Integral Part of the Financial Statements


                                                      High Yield Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------

Objective:                                  Portfolio Strategy:                                   Net Assets:
A stable and relatively high level of long- Invest in high grade corporate bonds, U.S. government $621 million
term total return and preservation of       bonds and bonds of government agencies.
capital

The Select Bond Portfolio invests primarily in high quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with adjustments in recognition or anticipation of interest rate changes.

After outperforming the stock market for three consecutive years, the bond market provided positive returns in 2003, but significantly less than the stock market. Total return of the Merrill Lynch Domestic Master Index (a broadly-based bond index) was 4.12% for the year. The Select Bond Portfolio outperformed the Index, with a return of 5.49%. Because the Merrill Lynch Domestic Master Index is an unmanaged index, its return does not reflect the deduction of fees that exist with a managed portfolio.

The Portfolio's superior performance resulted mainly from favorable moves with regard to duration. There was a modest net increase in interest rates over the course of 2003; rates fell during the summer months, then rose in the fourth quarter more than they had fallen in prior months. We were able to take advantage of these rate movements, lengthening duration in advance of the drop in rates, and then reducing it somewhat before rates rose again.

This favorable performance was partially offset by an unfavorable mix of securities, specifically a high quality portfolio at a time when riskier bonds were performing better. During 2003 the market was driven mainly by liquidity, rather than fundamentals. As investors sought yields in a low interest rate environment, high yield bonds were bid up, outperforming investment grade corporate bonds. An improving economy gave further impetus to the high yield market, as high yield issuers encountered an easier operating environment. Throughout the year, the Select Bond Portfolio was underweighted in corporate bonds, particularly high yield bonds and lower quality investment grade corporate bonds.

                                    [CHART]

                               Percentage Holdings
                                    12/31/03

Corporate Bonds                                 27%
Mortgage-Backed and Asset-Backed Securities      8%
Short-Term Investments & Other Net Assets        5%
Government and Agency Bonds                     60%


Percentage Holdings are based on Net Assets.
Percentage Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

                                    [CHART]

                              Relative Performance

            Select Bond     Merrill Lynch Domestic
             Portfolio           Master Index
            -----------     ----------------------
12/93         $10,000             $10,000
12/94           9,772               9,718
12/95          11,638              11,517
12/96          12,024              11,931
12/97          13,162              13,083
12/98          14,092              14,243
12/99          13,948              14,107
12/00          15,372              15,761
12/01          16,966              17,073
12/02          19,017              18,850
12/03          20,061              19,627


                          Average Annual Total Return
                      For Periods Ended December 31, 2003

                                               1 Year    5 Years     10 Years
Select Bond Portfolio                          5.49%      7.32%        7.15%
Merrill Lynch Domestic Master Index            4.12%      6.62%        6.98%


Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Select Bond Portfolio

 Select Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003



                                                   Shares/    Value
           Revenue Bonds (0.4%)                     $ Par   $ (000's)
           ----------------------------------------------------------

           Municipal Bond -- Revenue (0.4%)
           Nashville And Davidson County,
            Tennessee Health And Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21             6,500,000   2,704
                                                             ------
               Total Revenue Bonds
                (Cost: $2,721)                                2,704
                                                             ------

           Corporate Bonds (26.9%)
           ----------------------------------------------------------

           Aerospace-Defense (0.8%)
           Lockheed Martin Corp.,
            8.20%, 12/1/09                        3,850,000   4,675
                                                             ------
               Total                                          4,675
                                                             ------

           Auto Related (2.1%)
           American Honda Finance,
            3.85%, 11/6/08 144A                   4,120,000   4,149
           Toyota Motor Credit Corp.,
            2.875%, 8/1/08                        1,190,000   1,168
           Toyota Motor Credit Corp.,
            4.35%, 12/15/10                       3,180,000   3,223
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                        4,000,000   4,408
                                                             ------
               Total                                         12,948
                                                             ------

           Beverages, Malt Beverages (2.6%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                        4,200,000   4,624
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          378,000     452
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                        5,000,000   5,364
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                       1,500,000   1,610
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                        4,000,000   4,371
                                                             ------
               Total                                         16,421
                                                             ------

           Broad Woven Fabric Mills, Manmade (0.1%)
           (d)Polysindo International Finance,
            11.375%, 6/15/06                      4,200,000     378
                                                             ------
               Total                                            378
                                                             ------

           Commercial Banks (3.2%)
           Bank of America Corp.,
            4.875%, 1/15/13                         820,000     819
           Bank of America Corp.,
            7.40%, 1/15/11                        1,133,000   1,329
           Bank One Corp., 5.25%, 1/30/13         4,000,000   4,104
           HBOS Treasury Services, 3.75%, 9/30/08 4,100,000   4,102
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                  3,700,000   3,705
           RBS Capital Trust II, 6.425%, 1/3/34   5,320,000   5,376
           Unionbancal Corp., 5.25%, 12/16/13       500,000     505
                                                             ------
               Total                                         19,940
                                                             ------

                                                   Shares/    Value
          Corporate Bonds (26.9%)                   $ Par   $ (000's)
          -----------------------------------------------------------

          Commercial Physical Research (0.8%)
          Monsanto Co., 7.375%, 8/15/12           4,100,000   4,679
                                                             ------
              Total                                           4,679
                                                             ------

          Crude Petroleum and Natural Gas (0.5%)
          Occidental Petroleum, 8.45%, 2/15/29    1,430,000   1,875
          Occidental Petroleum,
           10.125%, 9/15/09                       1,000,000   1,289
                                                             ------
              Total                                           3,164
                                                             ------

          Data Processing and Preparation (0.6%)
          Fiserv, Inc., 4.00%, 4/15/08            1,000,000     995
          GTECH Holdings Corp.,
           4.75%, 10/15/10 144A                   2,550,000   2,578
                                                             ------
              Total                                           3,573
                                                             ------

          Electrical Equipment and Supplies (0.7%)
          Cooper Industries, Inc., 5.50%, 11/1/09 4,000,000   4,302
                                                             ------
              Total                                           4,302
                                                             ------

          Fire, Marine and Casualty Insurance (2.5%)
          Berkley (WR) Corp., 5.875%, 2/15/13     2,750,000   2,809
          Berkley (WR) Corp., 9.875%, 5/15/08     2,860,000   3,486
          Progressive Corp., 6.25%, 12/1/32       4,215,000   4,400
          Progressive Corp., 6.375%, 1/15/12      1,415,000   1,560
          Travelers Property Casualty Corp.,
           6.375%, 3/15/33                        3,300,000   3,441
                                                             ------
              Total                                          15,696
                                                             ------

          Measuring and Controlling Devices (0.4%)
          Rockwell Automation, Inc.,
           6.70%, 1/15/28                         2,280,000   2,497
                                                             ------
              Total                                           2,497
                                                             ------

          Miscellaneous Manufacturing Industries (0.2%)
          Textron Financial Corp., 2.75%, 6/1/06  1,300,000   1,297
                                                             ------
              Total                                           1,297
                                                             ------

          Motors and Generators (0.2%)
          Emerson Electric Co., 4.50%, 5/1/13       655,000     639
          Emerson Electric Co., 5.75%, 11/1/11      796,000     858
                                                             ------
              Total                                           1,497
                                                             ------

          Office Machines (0.4%)
          Pitney Bowes Credit Corp.,
           5.75%, 8/15/08                         2,250,000   2,459
                                                             ------
              Total                                           2,459
                                                             ------

          Oil and Gas Extraction (0.8%)
          Chevrontexaco Corp., 6.625%, 10/1/04    4,500,000   4,674
                                                             ------
              Total                                           4,674
                                                             ------

          Pharmaceutical Preparations (3.3%)
          Johnson & Johnson, Inc.,
           3.80%, 5/15/13                         2,900,000   2,738


                                                          Select Bond Portfolio

 Select Bond Portfolio



                                                  Shares/    Value
           Corporate Bonds (26.9%)                 $ Par   $ (000's)
           ---------------------------------------------------------

           Pharmaceutical Preparations continued
           Johnson & Johnson, Inc.,
            4.95%, 5/15/33                       3,300,000    3,001
           Johnson & Johnson, Inc.,
            6.625%, 9/1/09                       2,750,000    3,173
           Johnson & Johnson, Inc.,
            6.95%, 9/1/29                        2,200,000    2,608
           Merck & Co., Inc. 5.95%, 12/1/28      4,841,000    5,015
           Merck & Co., Inc., 6.40%, 3/1/28      1,100,000    1,209
           Pfizer, Inc., 5.625%, 2/1/06          1,875,000    2,007
           Pfizer Inc., 5.625%, 4/15/09          1,100,000    1,195
                                                            -------
               Total                                         20,946
                                                            -------

           Property & Casualty Insurance (1.1%)
           Berkshire Hathaway, Inc.,
            4.625%, 10/15/13 144A                6,880,000    6,764
                                                            -------
               Total                                          6,764
                                                            -------

           Radio, TV Electronic Stores (1.1%)
           RadioShack Corp., 6.95%, 9/1/07       1,500,000    1,687
           RadioShack Corp., 7.375%, 5/15/11     4,885,000    5,637
                                                            -------
               Total                                          7,324
                                                            -------

           Real Estate Investment Trusts (0.4%)
           Vornado Realty Trust, 4.75%, 12/1/10  2,520,000    2,520
                                                            -------
               Total                                          2,520
                                                            -------

           Retail -- Retail Stores (3.5%)
           Estee Lauder, Inc., 5.75%, 10/15/33   5,400,000    5,324
           Fortune Brands, Inc., 4.875%, 12/1/13 1,370,000    1,373
           The Gillette Co., 2.50%, 6/1/08       3,300,000    3,177
           Limited Brands, Inc., 6.125%, 12/1/12 1,040,000    1,115
           Limited Brands, Inc., 6.95%, 3/1/33   4,526,000    4,922
           Office Depot, 6.25%, 8/15/13          3,357,000    3,525
           VF Corp., 6.00%, 10/15/33 144A        2,850,000    2,818
                                                            -------
               Total                                         22,254
                                                            -------

           Savings Institutions Except Federal (0.4%)
           U.S. Central Credit Union,
            5/30/08, 2.75%                       2,600,000    2,511
                                                            -------
               Total                                          2,511
                                                            -------

           Steel Wire and Related Products (0.6%)
           Hubbell, Inc., 6.375%, 5/15/12        3,200,000    3,461
                                                            -------
               Total                                          3,461
                                                            -------

           Wines and Distilled Beverages (0.6%)
           Brown Forman Corp., 3.00%, 3/15/08    3,500,000    3,426
                                                            -------
               Total                                          3,426
                                                            -------

               Total Corporate Bonds
               (Cost: $165,255)                             167,406
                                                            -------

           Government (Domestic and Foreign)
           and Agency Bonds (60.1%)
           ---------------------------------------------------------

           Federal Government and Agencies (60.1%)
           Aid-Israel, 0.00%, 11/1/24            8,900,000    2,682
           Aid-Israel, 5.50%, 3/18/33            3,700,000    3,726
           Federal Home Loan Bank,
            5.54%, 1/8/09                        3,700,000    4,036

           Government (Domestic and Foreign)       Shares/    Value
           and Agency Bonds (60.1%)                 $ Par   $ (000's)
           ----------------------------------------------------------

           Federal Government and Agencies continued
           Federal Home Loan Mortgage Corp.,
            7.50%, 10/1/27                          939,476   1,012
           Federal National Mortgage Association,
            5.97%, 10/1/08                        3,608,688   3,926
           Federal National Mortgage Association,
            6.22%, 2/1/06                         1,781,805   1,883
           Federal National Mortgage Association,
            6.24%, 1/1/06                         5,018,303   5,286
           Federal National Mortgage Association,
            6.265%, 10/1/08                       2,804,619   3,073
           Federal National Mortgage Association,
            6.36%, 4/1/08                         3,489,816   3,824
           Federal National Mortgage Association,
            6.39%, 4/1/08                         1,324,343   1,452
           Federal National Mortgage Association,
            6.75%, 4/25/18                        1,878,813   2,011
           Federal National Mortgage Association,
            6.75%, 12/25/23                       1,875,971   1,931
           Federal National Mortgage Association,
            7.36%, 4/1/11                         2,891,955   3,346
           Federal National Mortgage Association,
            11.00%, 12/1/12                          22,613      26
           Federal National Mortgage Association,
            11.00%, 9/1/17                          105,488     120
           Federal National Mortgage Association,
            11.00%, 12/1/17                          22,387      26
           Federal National Mortgage Association,
            11.00%, 2/1/18                           48,238      55
           Federal National Mortgage Association,
            11.50%, 4/1/18                           31,260      36
           Federal National Mortgage Association,
            12.00%, 9/1/12                          164,001     187
           Federal National Mortgage Association,
            12.00%, 12/1/12                          47,322      55
           Federal National Mortgage Association,
            12.00%, 9/1/17                           39,078      45
           Federal National Mortgage Association,
            12.00%, 10/1/17                          30,535      35
           Federal National Mortgage Association,
            12.00%, 12/1/17                          24,132      28
           Federal National Mortgage Association,
            12.00%, 2/1/18                           55,349      64
           Federal National Mortgage Association,
            12.25%, 1/1/18                           38,747      45
           Federal National Mortgage Association,
            12.50%, 4/1/18                           13,081      15
           Federal National Mortgage Association,
            13.00%, 11/1/12                          28,182      33
           Federal National Mortgage Association,
            13.00%, 11/1/17                          22,006      26
           Federal National Mortgage Association,
            13.00%, 12/1/17                          15,918      19
           Federal National Mortgage Association,
            13.00%, 2/1/18                           69,206      82
           Federal National Mortgage Association,
            14.00%, 12/1/17                          16,639      20
           Government National Mortgage
            Association, 5.50%, 10/15/31            123,829     126
           Government National Mortgage
            Association, 5.50%, 11/15/31             26,002      26

Select Bond Portfolio

 Select Bond Portfolio



             Government (Domestic and Foreign)  Shares/     Value
             and Agency Bonds (60.1%)            $ Par    $ (000's)
             ------------------------------------------------------

             Federal Government and Agencies continued
               Government National Mortgage
                Association, 5.50%, 12/15/31      667,871     679
               Government National Mortgage
                Association, 5.50%, 1/15/32       879,923     896
               Government National Mortgage
                Association, 5.50%, 2/15/32       378,312     385
               Government National Mortgage
                Association, 5.50%, 3/15/32       604,437     614
               Government National Mortgage
                Association, 5.50%, 4/15/32        34,859      35
               Government National Mortgage
                Association, 5.50%, 7/15/32        64,627      66
               Government National Mortgage
                Association, 5.50%, 9/15/32    11,311,234  11,512
               Government National Mortgage
                Association, 7.00%, 5/15/23        58,090      62
               Government National Mortgage
                Association, 7.50%, 4/15/22        36,185      39
               Government National Mortgage
                Association, 7.50%, 10/15/23      114,631     124
               Government National Mortgage
                Association, 7.50%, 11/15/25        2,009       2
               Government National Mortgage
                Association, 7.50%, 5/15/26         2,873       3
               Government National Mortgage
                Association, 7.50%, 1/15/27        42,473      46
               Government National Mortgage
                Association, 7.50%, 2/15/27        48,706      52
               Government National Mortgage
                Association, 7.50%, 3/15/27        11,403      12
               Government National Mortgage
                Association, 7.50%, 4/15/27        10,863      12
               Government National Mortgage
                Association, 7.50%, 8/15/27         1,185       1
               Government National Mortgage
                Association, 7.50%, 6/15/28        57,905      62
               Government National Mortgage
                Association, 8.00%, 1/15/26        61,292      67
               Government National Mortgage
                Association, 8.00%, 2/15/26       102,774     112
               Government National Mortgage
                Association, 8.00%, 8/15/26       121,064     132
               Government National Mortgage
                Association, 8.00%, 9/15/26        45,158      49
               Government National Mortgage
                Association, 8.00%, 12/15/26       16,545      18
               Government National Mortgage
                Association, 8.00%, 1/15/27        34,245      37
               Government National Mortgage
                Association, 8.00%, 3/15/27        92,783     101
               Government National Mortgage
                Association, 8.00%, 4/15/27       248,536     271
               Government National Mortgage
                Association, 8.00%, 6/15/27        67,549      74
               Government National Mortgage
                Association, 8.00%, 7/15/27        41,162      45
               Government National Mortgage
                Association, 8.00%, 8/15/27        80,930      88
               Government National Mortgage
                Association, 8.00%, 9/15/27        57,088      62

           Government (Domestic and Foreign)      Shares/     Value
           and Agency Bonds (60.1%)                $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government and Agencies continued
           Government National Mortgage
            Association, 8.50%, 9/15/21               5,789        6
           Government National Mortgage
            Association, 8.50%, 3/15/23                 389        0
           Government National Mortgage
            Association, 8.50%, 6/15/24              18,494       20
           Government National Mortgage
            Association, 8.50%, 7/15/24              25,190       28
           Government National Mortgage
            Association, 8.50%, 11/15/24             72,275       80
           Government National Mortgage
            Association, 8.50%, 2/15/25              15,693       17
           Government National Mortgage
            Association, 11.00%, 1/15/18          1,211,276    1,369
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/34      41,705,455   39,869
           Government National Mortgage
            Association, TBA, 5.00%, 1/1/34      11,000,000   10,887
           Housing & Urban Development,
            6.08%, 8/1/13                         4,000,000    4,403
           Housing & Urban Development,
            6.17%, 8/1/14                         3,000,000    3,317
           Rural Housing Trust 1987-1, Series 1,
            Class D, 6.33%, 4/1/26                  391,871      392
           State of Israel, 7.25%, 12/15/28       3,465,000    3,747
           US Treasury, 1.125%, 6/30/05           1,225,000    1,218
           US Treasury, 1.625%, 3/31/05           2,830,000    2,840
           US Treasury, 1.625%, 4/30/05           1,770,000    1,775
           US Treasury, 1.625%, 9/30/05           2,135,000    2,134
           US Treasury, 1.75%, 12/31/04           2,000,000    2,010
           US Treasury, 2.00%, 5/15/06            1,850,000    1,850
           US Treasury, 2.375%, 8/15/06           2,625,000    2,639
           US Treasury, 2.625%, 5/15/08           9,495,000    9,352
           US Treasury, 3.00%, 11/15/07          14,510,000   14,635
           US Treasury, 3.00%, 2/15/08           39,145,000   39,328
           US Treasury, 3.125%, 9/15/08           1,085,000    1,084
           US Treasury, 3.25%, 5/31/04           25,000,000   25,230
           US Treasury, 3.25%, 8/15/07              960,000      979
           US Treasury, 3.50%, 11/15/06              34,000       35
           US Treasury, 3.375%, 11/15/08          1,915,000    1,930
           US Treasury, 3.625%, 5/15/13          10,792,000   10,373
           US Treasury, 3.875%, 2/15/13           1,090,000    1,067
           US Treasury, 4.00%, 11/15/12           5,065,000    5,016
           US Treasury, 4.25%, 8/15/13            5,422,000    5,429
           US Treasury, 4.375%, 5/15/07           2,096,000    2,220
           US Treasury, 5.375%, 2/15/31           6,970,000    7,269
           US Treasury, 6.50%, 5/15/05           50,470,000   53,941
           US Treasury, 6.50%, 2/15/10            2,800,000    3,254
           US Treasury Inflation Index Bond,
            3.375%, 1/15/07                      14,692,127   15,916
           US Treasury Inflation Index Bond,
            3.625%, 1/15/08                      27,254,808   30,143
           US Treasury Inflation Index Bond,
            3.875%, 4/15/29                       4,895,447    6,343
           US Treasury Stripped,
            0.00%, 5/15/30                       25,820,000    6,189
                                                             -------
               Total Government (Domestic
                and Foreign) and Agency Bonds
                (Cost: $365,379)                             373,249
                                                             -------


                                                          Select Bond Portfolio

 Select Bond Portfolio



           Mortgage-Backed and Asset Backed      Shares/     Value
           Securities (7.9%)                      $ Par    $ (000's)
           ---------------------------------------------------------

           Asset-Backed Securities (CMO'S) (0.4%)
           The Equitable Life Assurance
            Society, Series 174, Class C1,
            7.52%, 5/15/06 144A                  2,000,000   2,205
                                                             -----
               Total                                         2,205
                                                             -----

           Autos (0.0%)
           Fleetwood Credit Corp. Grantor
            Trust, Series 1997-B, Class A,
            6.40%, 5/15/13                         165,256     166
                                                             -----
               Total                                           166
                                                             -----

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust,
            Series 1997-2, Class A1,
            6.35%, 4/15/14                         284,017     294
                                                             -----
               Total                                           294
                                                             -----

           Commercial Mortgages (5.9%)
           Asset Securitization Corp.,
            Series 1997-D5, Class PS1,
            1.37%, 2/14/43 IO                   10,890,001     598
           Chase Commercial Mortgage
            Securities Corp., Series 1997-1,
            Class B, 7.37%, 4/19/07              1,000,000   1,128
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07            5,000,000   5,495
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07             2,000,000   2,220
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.64%, 12/15/30                      2,000,000   2,181
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class A2, 7.26%, 6/20/29 144A        1,288,714   1,420
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class B, 7.28%, 6/20/29 144A         1,500,000   1,681
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class A1,
            7.00%, 11/2/06 144A                  3,000,000   3,078
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class B,
            7.00%, 11/2/11 144A                  4,000,000   3,923
           DLJ Commercial Mortgage
            Corp., Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                  109,832,199   3,355
           DLJ Mortgage Acceptance
            Corp., Series 1997-CF2, Class S,
            0.35%, 10/15/30 IO 144A             85,459,591   1,602
           Midland Realty Acceptance Corp.,
            Series 1996-C2, Class AEC,
            1.35%, 1/25/29 IO 144A               9,426,901     365
           Mortgage Capital Funding, Inc.,
            Series 1997-MC1, Class A3,
            7.29%, 2/20/27                       4,873,432   5,181

          Mortgage-Backed and Asset Backed         Shares/     Value
          Securities (7.9%)                         $ Par    $ (000's)
          ------------------------------------------------------------

          Commercial Mortgages continued
          Nomura Asset Securities Corp.,
           Series 1998-D6, Class A2,
           6.99%, 3/15/30                          2,800,000   3,254
          RMF Commercial Mortgage
           Pass-Through, Series 1997-1,
           Class F, 7.47%, 1/15/19 144A            1,800,000     961
                                                              ------
              Total                                           36,442
                                                              ------

          Credit Card Asset Backed (0.0%)
          (d)Heilig-Meyers Master Trust,
           Series 1998-1A, Class A,
           6.125%, 1/20/07 144A                    1,102,667       1
                                                              ------
              Total                                                1
                                                              ------

          Franchise Loan Receivables (0.1%)
          Enterprise Mortgage Acceptance
           Co., Series 1998-1, Class IO,
           1.37%, 1/15/23 IO 144A                 23,719,960     735
                                                              ------
              Total                                              735
                                                              ------

          Home Equity Loans (0.1%)
          Vanderbilt Mortgage Finance,
           Inc., Series 1997-B, Class 1A4,
           7.19%, 2/7/14                             476,514     480
                                                              ------
              Total                                              480
                                                              ------

          Mobil Home Dealers (0.1%)
          Mid-State Trust, Series 6, Class A3,
           7.54%, 7/1/35                             676,775     704
                                                              ------
              Total                                              704
                                                              ------

          Residential Mortgages (0.1%)
          Blackrock Capital Finance L.P.,
           Series 1997-R1, Class B3,
           7.75%, 3/25/37 144A                     2,273,741     205
          Blackrock Capital Finance L.P.,
           Series 1997-R3, Class B3,
           7.25%, 11/25/28 144A                    2,922,934     175
                                                              ------
              Total                                              380
                                                              ------

          Retail -- Retail Stores (1.2%)
          LB Mortgage Trust, Series 1991-2,
           Class A3, 8.39%, 1/20/17                6,355,929   7,369
                                                              ------
              Total                                            7,369
                                                              ------
              Total Mortgage-Backed and
               Asset Backed Securities
               (Cost: $53,248)                                48,776
                                                              ------

          Money Market Investments (22.3%)

          Agricultural Services (0.8%)
          (b)Cargill, Inc., 1.01%, 1/7/04          5,000,000   4,999
                                                              ------
              Total                                            4,999
                                                              ------

          Asset-Backed Securities (CMO'S) (1.6%)
          (b)Fcar Owner Trust I, 1.08%, 1/9/04     5,000,000   4,999
          (b)Sheffield Receivables, 1.09%, 1/7/04  5,000,000   4,999
                                                              ------
              Total                                            9,998
                                                              ------

Select Bond Portfolio

 Select Bond Portfolio



                                                    Shares/    Value
         Money Market Investments (22.3%)            $ Par   $ (000's)
         -------------------------------------------------------------

         Auto Related (0.8%)
         (b)Toyota Motor Credit Corp,
          1.05%, 2/10/04                           5,000,000   4,994
                                                              ------
             Total                                             4,994
                                                              ------

         Automobiles And Other Motor Vehicles (0.8%)
         (b)Daimler Chrysler Auto, 1.07%, 2/17/04  5,000,000   4,993
                                                              ------
             Total                                             4,993
                                                              ------

         Banks (0.8%)
         UBS Finance Delaware LLC,
          1.07%, 4/1/04                            5,000,000   5,000
                                                              ------
             Total                                             5,000
                                                              ------

         Electrical Equipment and Supplies (0.8%)
         (b)General Electric Capital,
          1.09%, 1/21/04                           5,000,000   4,997
                                                              ------
             Total                                             4,997
                                                              ------

         Federal Government and Agencies (2.5%)
         (b)Federal Home Loan Bank,
          1.04%, 2/4/04                            5,000,000   4,995
         (b)Federal National Mortgage Association,
          0.80%, 1/2/04                            9,220,000   9,220
         (b)Federal National Mortgage Association,
          1.065%, 2/4/04                           1,600,000   1,598
                                                              ------
             Total                                            15,813
                                                              ------

         Finance Services (4.9%)
         (b)American General, 1.15%, 1/15/04       5,000,000   4,998
         (b)Citicorp, 1.07%, 1/29/04               5,000,000   4,996
         (b)Preferred Receivable Funding,
          1.08%, 1/12/04                           5,000,000   4,998
         (b)Receivable Capital Trust,
          1.08%, 1/20/04                           5,000,000   4,997
         (b)Thunder Bay Funding, Inc.,
          1.09%, 2/2/04                            5,000,000   4,995
         Windmill Funding Corp.,
          1.08%, 1/13/04                           5,000,000   4,999
                                                              ------
             Total                                            29,983
                                                              ------

         Miscellaneous Business Credit Institutions (2.1%)
         (b)John Deere Capital Corp.,
          1.20%, 1/12/04                           3,000,000   2,999
         (b)National Rural Utility, 1.09%, 1/20/04 5,000,000   4,997
         Unilever Capital, 1.03%, 1/12/04          5,000,000   4,998
                                                              ------
             Total                                            12,994
                                                              ------

         Personal Credit Institutions (2.4%)
         (b)CXC, Inc., 1.05%, 2/19/04              5,000,000   4,993
         (b)Delaware Funding, 1.09%, 1/12/04       5,000,000   4,998
         (b)Nestle Capital Corp, 1.04%, 1/12/04    5,000,000   4,999
                                                              ------
             Total                                            14,990
                                                              ------

                                                    Shares/    Value
          Money Market Investments (22.3%)           $ Par   $ (000's)
          ------------------------------------------------------------

          Petroleum Refining (1.6%)
          (b)Chevrontexaco Funding Corp,
           1.03%, 1/15/04                          5,000,000    4,998
          (b)Du Pont EI De Nemours Co.,
           1.05%, 2/4/04                           5,000,000    4,995
                                                             --------
              Total                                             9,993
                                                             --------

          Security Brokers and Dealers (0.8%)
          (b)Morgan Stanley Dean Witter,
           1.09%, 1/23/04                          5,000,000    4,997
                                                             --------
              Total                                             4,997
                                                             --------

          Short Term Business Credit (2.4%)
          (b)American Express Credit,
           1.05%, 1/6/04                           5,000,000    4,999
          (b)Old Line Funding Corp., 1.09%, 1/9/04 5,000,000    4,999
          Transamerica Financial, 1.08%, 1/15/04   5,000,000    4,998
                                                             --------
              Total                                            14,996
                                                             --------
              Total Money Market Investments
               (Cost: $138,733)                               138,747
                                                             --------
              Total Investments (117.6%)
               (Cost $725,336)(a)                             730,882
                                                             --------
              Other Assets, Less Liabilities
               (-17.6%)                                      (109,557)
                                                             --------
              Total Net Assets (100.0%)                       621,325
                                                             --------

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 IO -- Interest Only Security

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $733,229 and the net unrealized depreciation of investments based on that cost was $2,347 which is comprised of $11,902 aggregate gross unrealized appreciations and $14,249 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            US Long Bond (CBT)
             Commodity Future        600      03/04       $1,228
            (Total Notional Value
             at 12/31/03 $64,359)

(d)Defaulted Security

   The Accompanying Notes are an Integral Part of the Financial Statements.


                                                          Select Bond Portfolio

 Money Market Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                          Net Assets:
Maximum current income consistent       Achieve stability of capital by investing in short-term debt $400 million with liquidity and stability of capital securities.

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios, providing a moderate return in line with prevailing short-term interest rates. In 2003, short-term interest rates were at their lowest levels in many years. Accordingly, return from the Money Market Portfolio was 1.23% for the 12 months ending December 2003.

During this period the Portfolio's manager voluntarily waived the management fee at the annual rate of 0.30%. The returns from the Portfolio would have been lower without the fee waiver. The fee waiver may be terminated without notice at the discretion of the manager.

The main determinant of returns from the Money Market Portfolio is short-term interest rates in general. In an effort to stimulate economic growth, the Federal Reserve has been reducing short term rates since January 2001. The most recent rate cut occurred on June 25, 2003, when the Federal Funds rate was reduced by 25 basis points to 1.00%. Although the market had anticipated a cut of 50 basis points, the Money Market Portfolio correctly predicted this smaller cut and was positioned to take advantage of it.

After June, there were no further significant changes in short-term rates through the end of 2003. Management of a short-term portfolio was made more challenging by a lack of issuance of short-term paper because rating agencies were pressuring corporate issuers to strengthen their financial position by lengthening the duration of their debt.

At the end of 2003, the Portfolio was positioned neutrally, anticipating no further rate changes in the immediate future.


 AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
  STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                  PORTFOLIO.

Money Market Portfolio

 Money Market Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Agricultural Chemicals (1.3%)
Cargill, Inc., 1.07%, 2/11/04                                 5,180,000   5,174
                                                                         ------
   Total                                                                  5,174
                                                                         ------

Autos (13.7%)
Daimler Chrysler Auto, 1.07%, 2/17/04                         5,000,000   4,993
Daimler Chrysler Auto, 1.08%, 2/25/04                        12,000,000  11,980
Fcar Owner Trust I, 1.09%, 2/3/04                             4,300,000   4,296
Fcar Owner Trust I, 1.11%, 2/9/04                             7,000,000   6,992
New Center Asset Trust, 1.09%, 2/5/04                        12,000,000  11,986
Toyota Motor Credit Corp, 1.05%, 1/22/04                      8,570,000   8,565
Toyota Motor Credit Corp., 0.99%, 2/12/04                     6,000,000   5,993
                                                                         ------
   Total                                                                 54,805
                                                                         ------

Banks (7.1%)
UBS Finance Delaware LLC, 0.95%, 1/2/04                       2,170,000   2,170
UBS Finance Delaware LLC, 1.07%, 4/1/04                      14,280,000  14,241
Wells Fargo Bank, 1.05%, 2/27/04                             12,000,000  12,000
                                                                         ------
   Total                                                                 28,411
                                                                         ------

Federal Government and Agencies (8.8%)
Federal Home Loan Bank, 1.06%, 3/10/04                       13,110,000  13,083
Federal Home Loan Mortgage Co., 1.045%, 3/25/04               7,000,000   6,983
Federal National Mortgage Association, 1.06%, 1/20/04         7,500,000   7,496
Federal National Mortgage Association, 1.08%, 3/8/04          7,500,000   7,485
                                                                         ------
   Total                                                                 35,047
                                                                         ------

Finance Lessors (13.3%)
Delaware Funding, 1.08%, 1/20/04                              5,100,000   5,097
Delaware Funding, 1.08%, 1/26/04                              8,310,000   8,304
Receivable Capital Trust, 1.08%, 1/15/04                     12,000,000  11,996
Thunder Bay Funding, Inc., 1.08%, 1/20/04                     8,900,000   8,895
Thunder Bay Funding, Inc., 1.08%, 2/11/04                     7,000,000   6,991
Windmill Funding Corp., 1.09%, 2/2/04                        12,000,000  11,988
                                                                         ------
   Total                                                                 53,271
                                                                         ------

                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Finance Services (5.3%)
Ciesco LP, 1.075%, 2/11/04                                    9,525,000   9,513
Preferred Receivable Funding, 1.09%, 1/26/04                 11,500,000  11,492
                                                                         ------
   Total                                                                 21,005
                                                                         ------

Flavoring Extracts and Syrups (3.0%)
Coca-Cola Co, 1.09%, 3/16/04                                 12,000,000  11,973
                                                                         ------
   Total                                                                 11,973
                                                                         ------

Miscellaneous Business Credit Institutions (7.5%)
Catepillar Financial Svc, 1.3231%, 6/1/04                     4,000,000   4,000
General Electric, 1.25%, 7/9/07                               5,000,000   5,000
General Electric Capital, 1.12%, 2/17/04                      7,000,000   6,990
John Deere Capital Corp., 1.21%, 1/13/04                      4,000,000   3,998
Paccar Financial Corp, 1.06%, 3/25/04                        10,000,000   9,975
                                                                         ------
   Total                                                                 29,963
                                                                         ------

Personal Credit Institutions (10.0%)
American Express Credit, 1.08%, 4/1/04                       10,375,000  10,346
American General, 1.15%, 1/12/04                              7,025,000   7,023
American General, 1.15%, 1/29/04                              5,000,000   4,996
Associates Corp, 1.27%, 6/26/04                               5,000,000   5,000
Household Finance Corp, 1.52%, 5/28/04                        5,500,000   5,507
Household Finance Corp., 1.09%, 1/15/04                       7,000,000   6,997
                                                                         ------
   Total                                                                 39,869
                                                                         ------

Pharmaceutical Preparations (1.6%)
Pfizer, Inc., 1.05%, 2/9/04                                   6,480,000   6,473
                                                                         ------
   Total                                                                  6,473
                                                                         ------

Security Brokers and Dealers (6.2%)
Citigroup Global Markets, 1.07%, 1/15/04                     12,500,000  12,494
Morgan Stanley Dean Witter, 1.09%, 1/23/04                   12,500,000  12,492
                                                                         ------
   Total                                                                 24,986
                                                                         ------

Short Term Business Credit (13.9%)
Cxc Inc., 1.08%, 1/9/04                                       5,680,000   5,679
Cxc Inc., 1.09%, 2/24/04                                      8,470,000   8,456
Old Line Funding corp., 1.08%, 2/5/04                         9,990,000   9,980
Old Line Funding corp., 1.09%, 2/9/04                         5,196,000   5,190

                                                         Money Market Portfolio

 Money Market Portfolio


                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------

Short Term Business Credit continued
Sheffield Receivables, 1.1%, 1/13/04                          8,470,000    8,467
Sheffield Receivables, 1.08%, 2/17/04                         6,000,000    5,992
Transamerica Financial, 1.07%, 1/16/04                       11,735,000   11,729
                                                                         -------
   Total                                                                  55,493
                                                                         -------

Utilities (3.0%)
National Rural Utility, 1.08%, 1/13/04                        6,000,000    5,997
National Rural Utility, 1.07%, 1/26/04                        6,000,000    5,996
                                                                         -------
   Total                                                                  11,993
                                                                         -------

   Total Money Market Investment (Cost: $378,463)                        378,463
                                                                         -------

                                                              Shares/     Value
Government (Domestic and Foreign) and Agency Bonds (5.5%)      $ Par    $ (000's)
---------------------------------------------------------------------------------

Federal Government and Agencies (5.5%)
Freddie Mac, 1.52%, 11/19/04                                  7,000,000    7,000
US Treasury, 3.00%, 1/31/04                                  15,000,000   15,022
                                                                         -------

   Total Government (Domestic and Foreign) and Agency
     Bonds (Cost: $22,022)                                                22,022
                                                                         -------

   Total Investments (100.2%) (Cost $400,485)(a)                         400,485
                                                                         -------

   Other Assets, Less Liabilities (-0.2%)                                   (612)
                                                                         -------

   Total Net Assets (100.0%)                                             399,873
                                                                         -------

(a)Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

Money Market Portfolio

 Accountants' Report


                                    [GRAPHIC]

PricewaterhouseCoopers

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave.
Suite 1500
Milwaukee WI 53202
Telephone (414) 212-1600
Facsimile (414) 212-1880

Report of Independent Auditors

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhouse Coopers LLP
Milwaukee, Wisconsin
January 29, 2004

                                                           Accountants' Report

 Statements of Assets and Liabilities


Northwestern Mutual Series Fund, Inc.
December 31, 2003
(in thousands)

                                                                                                Franklin
                                                                                                Templeton
                                       Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                      Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                       Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value (1)..........  $  366,600    $  121,771     $1,186,836   $   66,287    $  795,651      $   43,963
  Cash...............................          20           402             --          129           106              77
  Due From Sale of Securities........       4,966           749          6,468          329            --              33
  Due From Sale of Foreign
   Currency..........................          --            --             --          181           713              --
  Futures Variation Margin...........          --            --             --           --            --              --
  Dividends and Interest
   Receivables.......................          50           115            269           11         1,144              58
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Assets......................     371,636       123,037      1,193,573       66,937       797,614          44,131
                                       ----------    ----------     ----------   ----------    ----------      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....       4,745           988          5,467           --           709              --
  Due on Purchase of Foreign
   Currency..........................          --            --             --          188           713              --
  Due to Investment Advisor..........         183            91            553           31           433              32
  Accrued Expenses...................          15            14             11           28            52               8
  Futures Variation Margin...........          81            --             --           --            --              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Liabilities.................       5,024         1,093          6,031          247         1,907              40
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Net Assets........................  $  366,612    $  121,944     $1,187,542   $   66,690    $  795,707      $   44,091
                                       ==========    ==========     ==========   ==========    ==========      ==========
Represented By:
  Aggregate Paid in Capital (2), (3).  $  340,672    $   99,314     $1,205,285   $   56,676    $  762,163      $   34,984
  Undistributed Net Investment
   Income (Loss).....................          --           525             --          (53)       14,368              15
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................     (27,655)        1,761       (215,847)      (5,518)     (122,339)             85
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............      53,674        20,344        198,104       15,580       141,408           9,007
   Futures Contracts.................         (79)           --             --           --            --              --
   Foreign Currency
    Transactions.....................          --            --             --            5           107              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
  Net Assets for Shares
   Outstanding (2)...................  $  366,612    $  121,944     $1,187,542   $   66,690    $  795,707      $   44,091
                                       ==========    ==========     ==========   ==========    ==========      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........  $     1.94    $     1.29     $     2.72   $     1.09    $     1.41      $     1.32
                                       ==========    ==========     ==========   ==========    ==========      ==========
(1) Investments, at cost.............  $  312,926    $  101,427     $  988,732   $   50,707    $  654,243      $   34,956
(2) Shares Outstanding...............     189,328        94,705        436,252       61,120       563,712          33,520
(3) Shares authorized, $.01 par
 value...............................   2,000,000     2,000,000      2,000,000    2,000,000     2,000,000       2,000,000


                                       Index 400
                                         Stock
                                       Portfolio
-------------------------------------------------
Assets
  Investments, at value (1).......... $  342,532
  Cash...............................         --
  Due From Sale of Securities........         --
  Due From Sale of Foreign
   Currency..........................         --
  Futures Variation Margin...........         --
  Dividends and Interest
   Receivables.......................        206
                                      ----------
   Total Assets......................    342,738
                                      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....         55
  Due on Purchase of Foreign
   Currency..........................         --
  Due to Investment Advisor..........         76
  Accrued Expenses...................         16
  Futures Variation Margin...........         91
                                      ----------
   Total Liabilities.................        238
                                      ----------
   Net Assets........................ $  342,500
                                      ==========
Represented By:
  Aggregate Paid in Capital (2), (3). $  295,957
  Undistributed Net Investment
   Income (Loss).....................      2,436
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................       (997)
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............     44,667
   Futures Contracts.................        437
   Foreign Currency
    Transactions.....................         --
                                      ----------
  Net Assets for Shares
   Outstanding (2)................... $  342,500
                                      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........ $     1.28
                                      ==========
(1) Investments, at cost............. $  297,865
(2) Shares Outstanding...............    268,604
(3) Shares authorized, $.01 par
 value...............................  2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Assets and Liabilities

                                   Capital
                          Large   Guardian  T. Rowe Price                                    High
Janus Capital  Growth   Cap Core  Domestic     Equity     Index 500    Asset                 Yield    Select     Money
Appreciation    Stock     Stock    Equity      Income       Stock    Allocation Balanced     Bond      Bond     Market
  Portfolio   Portfolio Portfolio Portfolio   Portfolio   Portfolio  Portfolio  Portfolio  Portfolio Portfolio Portfolio
------------------------------------------------------------------------------------------------------------------------
    $40,300    $662,899  $449,388  $136,009     $47,301   $1,756,416  $130,922  $3,003,621  $196,360  $730,882  $400,485
        200          --        --       272         219           --       414          --        --        --        --
         --       3,018     1,972       212          58           --       324          --       300        --        --
         --          --        --        --          --           --        56          --        --        --        --
         --          23        --        --          --           77        29       1,075        --        75        --
         12         494       423       283         122        2,305       568      13,193     3,140     5,524       225
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
     40,512     666,434   451,783   136,776      47,700    1,758,798   132,313   3,017,889   199,800   736,481   400,710
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
      3,747         304     4,050       589          --        2,351     1,718     125,630       331   114,987       837
         --          --        --        --          --           --        --          --        --        --        --
         28         250       172        78          25          308        69         771        85       169        --
          7           9         7        10          11           19        48          --        13        --        --
         --          --        --        --          --           --        --          --        --        --        --
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
      3,782         563     4,229       677          36        2,678     1,835     126,401       429   115,156       837
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
    $36,730    $665,871  $447,554  $136,099     $47,664   $1,756,120  $130,478  $2,891,488  $199,371  $621,325  $399,873
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
    $31,203    $677,386  $571,511  $121,585     $40,817   $1,348,313  $119,038  $2,149,989  $251,142  $580,676  $399,873
         --       4,542     4,200        19           4       23,815      (26)      72,758    14,473    25,295        --
      (111)    (96,110) (166,183)   (3,679)         192       14,162   (1,323)      78,577  (76,427)     8,580        --
      5,638      79,727    38,026    18,174       6,651      368,739    12,358     574,335    10,183     5,546        --
         --         326        --        --          --        1,091       429      15,829        --     1,228        --
         --          --        --        --          --           --         2          --        --        --        --
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
    $36,730    $665,871  $447,554  $136,099     $47,664   $1,756,120  $130,478  $2,891,488  $199,371  $621,325  $399,873
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
      $1.20       $1.87     $1.07     $1.00       $1.22        $2.72     $1.02       $1.85     $0.73     $1.26     $1.00
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
    $34,662    $583,172  $411,362  $117,835     $40,650   $1,387,677  $118,564  $2,429,286  $186,177  $725,336  $400,485
     30,705     355,603   419,669   135,480      39,108      644,531   128,181   1,562,349   274,977   492,394   399,893
  2,000,000   2,000,000 2,000,000 2,000,000   2,000,000    2,000,000 2,000,000   3,000,000 2,000,000 1,000,000 2,000,000


                                           Statements of Assets and Liabilities

 Statement of Operations


Northwestern Mutual Series Fund, Inc.
For the Year Ended December 31, 2003
(in thousands)

                                                                                         Franklin
                                              T. Rowe Price                              Templeton
                                  Small Cap     Small Cap    Aggressive  International International AllianceBernstein Index 400
                                 Growth Stock     Value     Growth Stock    Growth        Equity       Mid Cap Value     Stock
                                  Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio (a)   Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
 Income
   Interest.....................   $   320       $    37      $  1,097      $    29      $    349         $   20        $   191
   Dividends (1)................       385         1,306         3,440          882        19,247            348          2,988
                                   -------       -------      --------      -------      --------         ------        -------
     Total Income...............       705         1,343         4,537          911        19,596            368          3,179
                                   -------       -------      --------      -------      --------         ------        -------
 Expenses
   Management Fees..............     1,704           736         5,546          361         4,249            192            669
   Custodian Fees...............        21            31            17          221           451              6             30
   Audit Fees...................        17            14            19           18            23             12             17
   Other Expenses...............         1            --             1            2             2              2              3
                                   -------       -------      --------      -------      --------         ------        -------
     Total Expenses.............     1,743           781         5,583          602         4,725            212            719
                                   -------       -------      --------      -------      --------         ------        -------
    Less Waived Fees:
     Paid by Affiliate..........        --            --            --          (72)           --             --             --
     Paid Indirectly............        (2)           --            (3)          --            --             --             (1)
                                   -------       -------      --------      -------      --------         ------        -------
     Total Net Expenses.........     1,741           781         5,580          530         4,725            212            718
                                   -------       -------      --------      -------      --------         ------        -------
   Net Investment Income
    (Loss)......................    (1,036)          562        (1,043)         381        14,871            156          2,461
Realized and Unrealized Gain
 (Loss) on Investments and
 Foreign Currencies
 Net Realized Gain (Loss) on:
   Investment Securities........    14,541         2,029          (425)        (894)      (47,386)           485         (1,391)
   Futures Contracts............     3,708            --         1,468           --            --             --          4,843
   Foreign Currency
    Transactions................        --            --            --           (8)         (424)            --             --
                                   -------       -------      --------      -------      --------         ------        -------
     Net Realized Gain (Loss)
       on Investments and
       Foreign Currencies.......    18,249         2,029         1,043         (902)      (47,810)           485          3,452
                                   -------       -------      --------      -------      --------         ------        -------
 Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities........    69,799        24,642       238,195       17,916       260,496          9,007         77,537
   Futures Contracts............       (79)           --            --           --            --             --            550
   Foreign Currency
    Transactions................        --            --            --            3            23             --             --
                                   -------       -------      --------      -------      --------         ------        -------
     Net Change in Unrealized
       Appreciation
       (Depreciation) of
       Investments..............    69,720        24,642       238,195       17,919       260,519          9,007         78,087
                                   -------       -------      --------      -------      --------         ------        -------
 Net Gain (Loss) on
   Investments..................    87,969        26,671       239,238       17,017       212,709          9,492         81,539
                                   -------       -------      --------      -------      --------         ------        -------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations.....................   $86,933       $27,233      $238,195      $17,398      $227,580         $9,648        $84,000
                                   =======       =======      ========      =======      ========         ======        =======
 (1) Less Foreign Dividend Tax..   $    --       $     1      $     13      $    17      $    969         $    1        $    --

 (a) Commenced operations on May 1, 2003

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Operations

                                    Capital     T. Rowe
    Janus                          Guardian      Price
   Capital     Growth   Large Cap  Domestic     Equity     Index 500   Asset              High Yield               Money
Appreciation    Stock   Core Stock  Equity      Income       Stock   Allocation Balanced     Bond    Select Bond  Market
Portfolio (a) Portfolio Portfolio  Portfolio Portfolio (a) Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
--------------------------------------------------------------------------------------------------------------------------
   $   31     $    342   $    133   $    64     $   15     $    335   $ 2,248   $ 61,066   $15,144    $ 27,379    $ 5,837
      167        6,755      5,869     2,403        599       26,609       671     20,376       333          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      198        7,097      6,002     2,467        614       26,944     2,919     81,442    15,477      27,379      5,837
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      166        2,519      1,764       638        152        3,004       671      8,037       825       1,898      1,420
        8           18         18         6         14           40       141         --        28          --         --
       12           18         18        13         12           18        17         --        21          --         --
        1            1          2         4          2            2         4         --         2          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      187        2,556      1,802       661        180        3,064       833      8,037       876       1,898      1,420
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
       --           --         --        --         (4)          --        --         --        --          --     (1,420)
       (3)          (1)        (1)       (1)        (1)          (1)       (1)        --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      184        2,555      1,801       660        175        3,063       832      8,037       876       1,898         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
       14        4,542      4,201     1,807        439       23,881     2,087     73,405    14,601      25,481      5,837
      (34)      21,423    (84,731)      215        408       10,878     1,108     57,545     7,972      10,145         --
       --          588         --        --         --        6,536     2,401     80,913        --       7,414         --
       --           --         --        --         --           --         2         --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      (34)      22,011    (84,731)      215        408       17,414     3,511    138,458     7,972      17,559         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
    5,638       77,808    167,352    29,182      6,651      342,968    16,089    208,415    20,079     (11,453)        --
       --          400         --        --         --        1,440       683     25,295        --       1,418         --
       --           --         --        --         --           --         2         --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
    5,638       78,208    167,352    29,182      6,651      344,408    16,774    233,710    20,079     (10,035)        --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
    5,604      100,219     82,621    29,397      7,059      361,822    20,285    372,168    28,051       7,524         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
   $5,618     $104,761   $ 86,822   $31,204     $7,498     $385,703   $22,372   $445,573   $42,652    $ 33,005    $ 5,837
   ======     ========   ========   =======     ======     ========   =======   ========   =======    ========    =======
   $   --     $      5   $     14   $    18     $    2     $     --   $    56   $     --   $    --    $     --    $    --


                                                        Statement of Operations

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Small Cap Growth Stock Portfolio                          2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ (1,036)    $   (740)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     18,249      (18,550)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     69,720      (38,652)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     86,933      (57,942)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --         (432)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --         (432)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 35,064 and 38,312 Shares....     58,399       63,816
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 233 shares,
     respectively)...................................         --          432
   Payments for 20,868 and 26,639 Shares Redeemed....    (33,600)     (42,442)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (14,196 and 11,906 shares, respectively).......     24,799       21,806
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    111,732      (36,568)
Net Assets
   Beginning of Period...............................    254,880      291,448
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $0 and $0, respectively)...   $366,612     $254,880
                                                        ========     ========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
T. Rowe Price Small Cap Value Portfolio                   2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    562     $    261
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      2,029         (235)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     24,642       (5,490)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     27,233       (5,464)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --         (330)
   Net Realized Gain on Investments..................         --          (20)
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --         (350)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 38,564 and 55,011 Shares....     42,482       57,721
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 358 shares,
     respectively)...................................         --          350
   Payments for 10,062 and 9,858 Shares Redeemed.....    (10,854)     (10,177)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (28,502 and 45,511 shares, respectively).......     31,628       47,894
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     58,861       42,080
Net Assets
   Beginning of Period...............................     63,083       21,003
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $525 and $36,
     respectively)...................................   $121,944     $ 63,083
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.



                                                         For the      For the
                                                        Year Ended   Year Ended
                                                       December 31, December 31,
Aggressive Growth Stock Portfolio                          2003         2002
--------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss).......................  $   (1,043)  $   (1,314)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies...............................       1,043     (196,859)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments....................     238,195      (79,860)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................     238,195     (278,033)
                                                        ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income..............................          --       (1,101)
   Net Realized Gain on Investments...................          --      (24,420)
                                                        ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................          --      (25,521)
                                                        ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 33,086 and 39,350 Shares.....      78,472       99,265
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 9,223 shares,
     respectively)....................................          --       25,521
   Payments for 52,230 and 68,530 Shares Redeemed.....    (123,200)    (169,033)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((19,144) and (19,957) shares, respectively)....     (44,728)     (44,247)
                                                        ----------   ----------
 Total Increase (Decrease) in Net Assets..............     193,467     (347,801)
Net Assets
   Beginning of Period................................     994,075    1,341,876
                                                        ----------   ----------
   End of Period (Includes undistributed net
     investment income of $0 and $0, respectively)....  $1,187,542   $  994,075
                                                        ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
International Growth Portfolio                            2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    381     $    201
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       (902)      (3,549)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     17,919       (1,096)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     17,398       (4,444)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (420)        (186)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (420)        (186)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 30,332 and 33,327 Shares....     27,066       28,213
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (388 and 239 shares,
     respectively)...................................        420          186
   Payments for 14,368 and 18,478 Shares Redeemed....    (13,147)     (15,296)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (16,352 and 15,088 shares, respectively).......     14,339       13,103
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     31,317        8,473
Net Assets
   Beginning of Period...............................     35,373       26,900
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of ($53) and ($5),
     respectively)...................................   $ 66,690     $ 35,373
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements


                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Franklin Templeton International Equity Portfolio         2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $  14,871    $  11,362
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................    (47,810)     (59,464)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................    260,519      (65,933)
                                                       ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    227,580     (114,035)
                                                       ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income.............................    (11,039)     (13,714)
   Net Realized Gain on Investments..................         --           --
                                                       ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (11,039)     (13,714)
                                                       ---------    ---------
 Fund Share Transactions:
   Proceeds from Sale of 306,456 and 793,092
     Shares..........................................    326,386      933,407
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (10,594 and 10,614
     shares, respectively)...........................     11,039       13,714
   Payments for 303,227 and 821,108 Shares
     Redeemed........................................   (321,361)    (972,683)
                                                       ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (13,823 and (17,402) shares, respectively).....     16,064      (25,562)
                                                       ---------    ---------
 Total Increase (Decrease) in Net Assets.............    232,605     (153,311)
Net Assets
   Beginning of Period...............................    563,102      716,413
                                                       ---------    ---------
   End of Period (Includes undistributed net
     investment income of $14,368 and $10,960,
     respectively)...................................  $ 795,707    $ 563,102
                                                       =========    =========

                                                               For the
                                                            Period May 1,
                                                               2003(a)
                                                               through
    AllianceBernstein Mid Cap Value Portfolio             December 31, 2003
    -----------------------------------------------------------------------
                                                           (In thousands)
    Change in Net Assets
     Operations
       Net Investment Income (Loss)......................      $   156
       Net Realized Gain (Loss) on Investments and
         Foreign Currencies..............................          485
       Net Change in Unrealized Appreciation
         (Depreciation) of Investments...................        9,007
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Operations......................        9,648
                                                               -------
     Distributions to Shareholders from:
       Net Investment Income.............................         (160)
       Net Realized Gain on Investments..................         (381)
                                                               -------
         Net Decrease in Net Assets Resulting from
          Distributions to Shareholders..................         (541)
                                                               -------
     Fund Share Transactions:
       Proceeds from Sale of 33,540 Shares...............       34,956
       Proceeds from Shares Issued on Reinvestment of
         Distributions Paid (415 shares).................          541
       Payments for 435 Shares Redeemed..................         (513)
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Fund Share Transactions
          (33,520 shares)................................       34,984
                                                               -------
     Total Increase (Decrease) in Net Assets.............       44,091
    Net Assets
       Beginning of Period...............................           --
                                                               -------
       End of Period (Includes undistributed net
         investment income of $15).......................      $44,091
                                                               =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Index 400 Stock Portfolio                                 2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  2,461     $  1,963
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      3,452       (1,450)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     78,087      (38,914)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     84,000      (38,401)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (1,934)      (1,830)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (1,934)      (1,830)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 57,250 and 74,689 Shares....     61,744       80,833
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,962 and 1,547 shares,
     respectively)...................................      1,934        1,830
   Payments for 27,449 and 27,258 Shares Redeemed....    (28,654)     (27,756)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (31,763 and 48,978 shares, respectively).......     35,024       54,907
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    117,090       14,676
Net Assets
   Beginning of Period...............................    225,410      210,734
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $ 2,436 and $1,961,
     respectively)...................................   $342,500     $225,410
                                                        ========     ========

                                                               For the
                                                            Period May 1,
                                                               2003(a)
                                                               through
    Janus Capital Appreciation Portfolio                  December 31, 2003
    -----------------------------------------------------------------------
                                                           (In thousands)
    Change in Net Assets
     Operations
       Net Investment Income (Loss)......................      $    14
       Net Realized Gain (Loss) on Investments and
         Foreign Currencies..............................          (34)
       Net Change in Unrealized Appreciation
         (Depreciation) of Investments...................        5,638
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Operations......................        5,618
                                                               -------
     Distributions to Shareholders from:
       Net Investment Income.............................          (14)
       Net Realized Gain on Investments..................          (77)
                                                               -------
         Net Decrease in Net Assets Resulting from
          Distributions to Shareholders..................          (91)
                                                               -------
     Fund Share Transactions:
       Proceeds from Sale of 31,143 Shares...............       31,680
       Proceeds from Shares Issued on Reinvestment of
         Distributions Paid (77 shares)..................           91
       Payments for 515 Shares Redeemed..................         (568)
                                                               -------
         Net Increase (Decrease) in Net Assets
          Resulting from Fund Share Transactions
          (30,705 shares)................................       31,203
                                                               -------
     Total Increase (Decrease) in Net Assets.............       36,730
    Net Assets
       Beginning of Period...............................           --
                                                               -------
       End of Period (Includes undistributed net
         investment income of $0)........................      $36,730
                                                               =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                                                         For the      For the
                                                                                                        Year Ended   Year Ended
                                                                                                       December 31, December 31,
Growth Stock Portfolio                                                                                     2003         2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)......................................................................   $  4,542    $   4,774
    Net Realized Gain (Loss) on Investments and Foreign Currencies....................................     22,011      (64,986)
    Net Change in Unrealized Appreciation (Depreciation) of Investments...............................     78,208      (86,687)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations..................................    104,761     (146,899)
                                                                                                         --------    ---------
  Distributions to Shareholders from:
    Net Investment Income.............................................................................     (4,774)      (7,118)
    Net Realized Gain on Investments..................................................................         --           --
                                                                                                         --------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders..........................     (4,774)      (7,118)
                                                                                                         --------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 46,115 and 46,554 Shares....................................................     76,995       84,505
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,934 and 3,673 shares,
     respectively)....................................................................................      4,774        7,118
    Payments for 40,664 and 46,693 Shares Redeemed....................................................    (67,306)     (82,763)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (8,385 and 3,534
      shares, respectively)...........................................................................     14,463        8,860
                                                                                                         --------    ---------
  Total Increase (Decrease) in Net Assets.............................................................    114,450     (145,157)
Net Assets
    Beginning of Period...............................................................................    551,421      696,578
                                                                                                         --------    ---------
    End of Period (Includes undistributed net investment income of $4,542 and $4,774, respectively)...   $665,871    $ 551,421
                                                                                                         ========    =========


                                                                                                         For the      For the
                                                                                                        Year Ended   Year Ended
                                                                                                       December 31, December 31,
Large Cap Core Stock Portfolio                                                                             2003         2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)......................................................................   $  4,201    $   3,770
    Net Realized Gain (Loss) on Investments and Foreign Currencies....................................    (84,731)     (51,494)
    Net Change in Unrealized Appreciation (Depreciation) of Investments...............................    167,352     (105,636)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations..................................     86,822     (153,360)
                                                                                                         --------    ---------
  Distributions to Shareholders from:
    Net Investment Income.............................................................................     (3,770)      (4,121)
    Net Realized Gain on Investments..................................................................         --           --
                                                                                                         --------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders..........................     (3,770)      (4,121)
                                                                                                         --------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 44,876 and 39,423 Shares....................................................     42,265       41,359
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,194 and 3,763 shares,
     respectively)....................................................................................      3,770        4,121
    Payments for 51,025 and 71,491 Shares Redeemed....................................................    (47,477)     (70,727)
                                                                                                         --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((1,955) and
      (28,305) shares, respectively)..................................................................     (1,442)     (25,247)
                                                                                                         --------    ---------
  Total Increase (Decrease) in Net Assets.............................................................     81,610     (182,728)
Net Assets
    Beginning of Period...............................................................................    365,944      548,672
                                                                                                         --------    ---------
    End of Period (Includes undistributed net investment income of $4,200 and $3,769, respectively)...   $447,554    $ 365,944
                                                                                                         ========    =========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Capital Guardian Domestic Equity Portfolio                          2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................   $  1,807     $    899
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................        215       (3,717)
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................     29,182      (11,278)
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     31,204      (14,096)
                                                                  --------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (1,804)        (882)
   Net Realized Gain on Investments............................         --           --
                                                                  --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (1,804)        (882)
                                                                  --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 46,482 and 58,893 Shares..............     39,838       50,973
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,826 and 1,153 shares,
     respectively).............................................      1,804          882
   Payments for 10,806 and 3,873 Shares Redeemed...............     (9,217)      (3,325)
                                                                  --------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (37,502 and 56,173 shares,
      respectively)............................................     32,425       48,530
                                                                  --------     --------
 Total Increase (Decrease) in Net Assets.......................     61,825       33,552
Net Assets
   Beginning of Period.........................................     74,274       40,722
                                                                  --------     --------
   End of Period (Includes undistributed net investment
     income of $19 and $17, respectively)......................   $136,099     $ 74,274
                                                                  ========     ========

                                                                     For the
                                                                  Period May 1,
                                                                     2003(a)
                                                                     through
T. Rowe Price Equity Income Portfolio                           December 31, 2003
---------------------------------------------------------------------------------
                                                                 (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................      $   439
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................          408
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................        6,651
                                                                     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................        7,498
                                                                     -------
 Distributions to Shareholders from:
   Net Investment Income.......................................         (435)
   Net Realized Gain on Investments............................         (216)
                                                                     -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................         (651)
                                                                     -------
 Fund Share Transactions:
   Proceeds from Sale of 39,054 Shares.........................       40,714
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (543 shares)...........................          651
   Payments for 489 Shares Redeemed............................         (548)
                                                                     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (39,108 shares)..................       40,817
                                                                     -------
 Total Increase (Decrease) in Net Assets.......................       47,664
Net Assets
   Beginning of Period.........................................           --
                                                                     -------
   End of Period (Includes undistributed net investment
     income of $4).............................................      $47,664
                                                                     =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Index 500 Stock Portfolio                                           2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   23,881   $   22,006
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................      17,414        7,557
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................     344,408     (432,104)
                                                                 ----------   ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     385,703     (402,541)
                                                                 ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (21,914)     (21,302)
   Net Realized Gain on Investments............................      (8,037)     (35,471)
                                                                 ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (29,951)     (56,773)
                                                                 ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 64,442 and 69,220 Shares..............     153,657      173,178
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (13,329 and 21,521 shares,
     respectively).............................................      29,951       56,773
   Payments for 62,305 and 95,445 Shares Redeemed..............    (146,121)    (229,631)
                                                                 ----------   ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (15,466 and (4,704) shares,
      respectively)............................................      37,487          320
                                                                 ----------   ----------
 Total Increase (Decrease) in Net Assets.......................     393,239     (458,994)
Net Assets
   Beginning of Period.........................................   1,362,881    1,821,875
                                                                 ----------   ----------
   End of Period (Includes undistributed net investment
     income of $23,815 and $21,934, respectively)..............  $1,756,120   $1,362,881
                                                                 ==========   ==========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Asset Allocation Portfolio                                          2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................   $  2,087     $ 1,408
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................      3,511      (4,624)
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................     16,774      (3,891)
                                                                  --------     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     22,372      (7,107)
                                                                  --------     -------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (2,122)     (1,415)
   Net Realized Gain on Investments............................         --          --
                                                                  --------     -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (2,122)     (1,415)
                                                                  --------     -------
 Fund Share Transactions:
   Proceeds from Sale of 60,300 and 66,250 Shares..............     55,946      61,003
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (2,087 and 1,657 shares,
     respectively).............................................      2,122       1,415
   Payments for 35,897 and 7,491 Shares Redeemed...............    (35,100)     (6,752)
                                                                  --------     -------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (26,490 and 60,416 shares,
      respectively)............................................     22,968      55,666
                                                                  --------     -------
 Total Increase (Decrease) in Net Assets.......................     43,218      47,144
Net Assets
   Beginning of Period.........................................     87,260      40,116
                                                                  --------     -------
   End of Period (Includes undistributed net investment
     income of $(26) and ($2), respectively)...................   $130,478     $87,260
                                                                  ========     =======

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                         For the      For the
                                                        Year Ended   Year Ended
                                                       December 31, December 31,
Balanced Portfolio                                         2003         2002
--------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss).......................  $   73,405   $   85,457
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies...............................     138,458      (37,341)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments....................     233,710     (273,763)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.......................     445,573     (225,647)
                                                        ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income..............................     (85,974)    (106,128)
   Net Realized Gain on Investments...................          --           --
                                                        ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders...................     (85,974)    (106,128)
                                                        ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 98,048 and 100,999 Shares....     167,389      173,165
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (52,328 and 61,452
     shares, respectively)............................      85,974      106,128
   Payments for 167,140 and 237,957 Shares
     Redeemed.........................................    (283,003)    (397,126)
                                                        ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((16,764) and (75,506) shares, respectively)....     (29,640)    (117,833)
                                                        ----------   ----------
 Total Increase (Decrease) in Net Assets..............     329,959     (449,608)
Net Assets
   Beginning of Period................................   2,561,529    3,011,137
                                                        ----------   ----------
   End of Period (Includes undistributed net
     investment income of $72,758 and $85,237,
     respectively)....................................  $2,891,488   $2,561,529
                                                        ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
High Yield Bond Portfolio                                 2003         2002
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 14,601     $ 14,659
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      7,972      (18,912)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     20,079         (272)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     42,652       (4,525)
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (362)     (14,697)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (362)     (14,697)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 80,917 and 34,172 Shares....     52,808       21,670
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (572 and 26,069 shares,
     respectively)...................................        362       14,697
   Payments for 50,808 and 43,587 Shares Redeemed....    (33,642)     (27,262)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (30,681 and 16,654 shares, respectively).......     19,528        9,105
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     61,818      (10,117)
Net Assets
   Beginning of Period...............................    137,553      147,670
                                                        --------     --------
   End of Period (Includes undistributed net
     investment income of $14,473 and $159,
     respectively)...................................   $199,371     $137,553
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                             Statement of Changes in Net Assets

 Statement of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Select Bond Portfolio                                               2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................  $  25,481     $ 24,237
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................     17,559       10,612
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................    (10,035)      20,473
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................     33,005       55,322
                                                                 ---------     --------
 Distributions to Shareholders from:
   Net Investment Income.......................................    (24,369)     (21,737)
   Net Realized Gain on Investments............................    (13,905)      (3,098)
                                                                 ---------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................    (38,274)     (24,835)
                                                                 ---------     --------
 Fund Share Transactions:
   Proceeds from Sale of 106,806 and 155,728 Shares............    135,872      189,851
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (31,067 and 21,354 shares,
     respectively).............................................     38,274       24,835
   Payments for 105,045 and 54,469 Shares Redeemed.............   (131,570)     (66,561)
                                                                 ---------     --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (32,828 and 122,613 shares,
      respectively)............................................     42,576      148,125
                                                                 ---------     --------
 Total Increase (Decrease) in Net Assets.......................     37,307      178,612
Net Assets
   Beginning of Period.........................................    584,018      405,406
                                                                 ---------     --------
   End of Period (Includes undistributed net investment
     income of $25,295 and $24,109, respectively)..............  $ 621,325     $584,018
                                                                 =========     ========

                                                                  For the      For the
                                                                 Year Ended   Year Ended
                                                                December 31, December 31,
Money Market Portfolio                                              2003         2002
-----------------------------------------------------------------------------------------
                                                                     (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)................................  $   5,837   $     7,636
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies................................................         --            --
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments...............................................         --            --
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations...............................................      5,837         7,636
                                                                 ---------   -----------
 Distributions to Shareholders from:
   Net Investment Income.......................................     (5,836)       (7,657)
   Net Realized Gain on Investments............................         --            --
                                                                 ---------   -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders............................     (5,836)       (7,657)
                                                                 ---------   -----------
 Fund Share Transactions:
   Proceeds from Sale of 420,450 and 1,171,850 Shares..........    420,450     1,171,850
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (5,836 and 7,657 shares,
     respectively).............................................      5,836         7,657
   Payments for 527,727 and 1,136,862 Shares Redeemed..........   (527,727)   (1,136,862)
                                                                 ---------   -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions ((101,441) and 42,645 shares,
      respectively)............................................   (101,441)       42,645
                                                                 ---------   -----------
 Total Increase (Decrease) in Net Assets.......................   (101,440)       42,624
Net Assets
   Beginning of Period.........................................    501,313       458,689
                                                                 ---------   -----------
   End of Period (Includes undistributed net investment
     income of $0 and $0, respectively)........................  $ 399,873   $   501,313
                                                                 =========   ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                                                          For the Period
                                                                                                         April 30, 1999(a)
                                                                     For the Year Ended December 31,          through
Small Cap Growth Stock Portfolio                                 --------------------------------------    December 31,
(For a share outstanding throughout the period)                    2003      2002      2001      2000          1999
---------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.46  $   1.79  $   1.86  $   1.79       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       --        --        --        --            --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.48     (0.33)    (0.07)     0.13          0.85
                                                                 --------  --------  --------  --------       -------
     Total from Investment Operations...........................     0.48     (0.33)    (0.07)     0.13          0.85
                                                                 --------  --------  --------  --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................       --        --        --        --            --
    Distributions from Realized Gains on Investments............       --        --        --     (0.06)        (0.06)
                                                                 --------  --------  --------  --------       -------
     Total Distributions........................................       --        --        --     (0.06)        (0.06)
                                                                 --------  --------  --------  --------       -------
Net Asset Value, End of Period.................................. $   1.94  $   1.46  $   1.79  $   1.86       $  1.79
                                                                 ========  ========  ========  ========       =======
Total Return(e).................................................   33.06%   (18.42%)   (3.76%)    6.71%        86.09%
                                                                 ========  ========  ========  ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $366,612  $254,880  $291,448  $250,314       $71,483
                                                                 ========  ========  ========  ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.59%     0.60%     0.60%     0.67%         1.03%(d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.59%     0.60%     0.60%     0.67%         1.00%(d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.35%)   (0.26%)    0.17%     0.19%        (0.07%)(d)
                                                                 ========  ========  ========  ========       =======
Portfolio Turnover Rate.........................................   84.20%    41.87%    70.58%    86.13%        70.72%
                                                                 ========  ========  ========  ========       =======

                                                                                  For the Period
                                                              For the Year Ended July 31, 2001(b)
                                                                December 31,         through
T. Rowe Price Small Cap Value Portfolio                       ----------------     December 31,
(For a share outstanding throughout the period)                 2003      2002         2001
---------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period......................... $   0.95  $  1.02      $  1.00
  Income from Investment Operations:
    Net Investment Income....................................     0.01     0.01           --
    Net Realized and Unrealized Gains on Investments.........     0.33    (0.07)        0.02
                                                              --------  -------      -------
     Total from Investment Operations........................     0.34    (0.06)        0.02
                                                              --------  -------      -------
  Less Distributions:
    Distributions from Net Investment Income.................       --    (0.01)          --
    Distributions from Realized Gains on Investments.........       --       --           --
                                                              --------  -------      -------
     Total Distributions.....................................       --    (0.01)          --
                                                              --------  -------      -------
Net Asset Value, End of Period............................... $   1.29  $  0.95      $  1.02
                                                              ========  =======      =======
Total Return(e)..............................................   35.15%   (5.58%)       1.76%
                                                              ========  =======      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..................... $121,944  $63,083      $21,003
                                                              ========  =======      =======
Ratio of Gross Expenses to Average Net Assets................    0.90%    1.02%       1.36% (d)
                                                              ========  =======      =======
Ratio of Net Expenses to Average Net Assets..................    0.90%    1.00%       1.00% (d)
                                                              ========  =======      =======
Ratio of Net Investment Income (Losses) to Average Net Assets    0.65%    0.54%       1.03% (d)
                                                              ========  =======      =======
Portfolio Turnover Rate......................................   33.78%   28.26%       49.70%
                                                              ========  =======      =======

(a)Portfolio commenced operations on April 30, 1999.
(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                              For the Year Ended December 31,
Aggressive Growth Stock Portfolio                                --------------------------------------------------------
(For a share outstanding throughout the period)                     2003       2002       2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.18  $   2.82  $     4.47  $     4.81  $     3.46
  Income from Investment Operations:
    Net Investment Income.......................................         --        --          --          --          --
    Net Realized and Unrealized Gains (Losses) on Investments...       0.54     (0.59)      (0.83)       0.29        1.48
                                                                 ----------  --------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.54     (0.59)      (0.83)       0.29        1.48
                                                                 ----------  --------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................         --        --          --          --          --
    Distributions from Realized Gains on Investments............         --     (0.05)      (0.82)      (0.63)      (0.13)
                                                                 ----------  --------  ----------  ----------  ----------
     Total Distributions........................................         --     (0.05)      (0.82)      (0.63)      (0.13)
                                                                 ----------  --------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.72  $   2.18  $     2.82  $     4.47  $     4.81
                                                                 ==========  ========  ==========  ==========  ==========
Total Return(e).................................................     24.69%   (21.15%)    (19.87%)      6.18%      43.78%
                                                                 ==========  ========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,187,542  $994,075  $1,341,876  $1,696,013  $1,485,311
                                                                 ==========  ========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.52%     0.52%       0.52%       0.52%       0.51%
                                                                 ==========  ========  ==========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....     (0.10%)   (0.11%)      0.08%       0.09%      (0.02%)
                                                                 ==========  ========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................     63.21%    43.37%      70.40%      63.18%      68.64%
                                                                 ==========  ========  ==========  ==========  ==========

                                                                                     For the Period
                                                                 For the Year Ended July 31, 2001(b)
                                                                    December 31,        through
International Growth Portfolio                                   -----------------    December 31,
(For a share outstanding throughout the period)                    2003     2002          2001
------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $  0.79  $   0.91      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................    0.01        --           --
    Net Realized and Unrealized Gains (Losses) on Investments...    0.30     (0.12)       (0.09)
                                                                 -------  --------      -------
     Total from Investment Operations...........................    0.31     (0.12)       (0.09)
                                                                 -------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................   (0.01)       --           --
    Distributions from Realized Gains on Investments............      --        --           --
                                                                 -------  --------      -------
     Total Distributions........................................   (0.01)       --           --
                                                                 -------  --------      -------
Net Asset Value, End of Period.................................. $  1.09  $   0.79      $  0.91
                                                                 =======  ========      =======
Total Return(e).................................................  38.99%   (12.34%)      (9.40%)
                                                                 =======  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $66,690  $ 35,373      $26,900
                                                                 =======  ========      =======
Ratio of Gross Expenses to Average Net Assets...................   1.25%     1.15%       1.25% (d)
                                                                 =======  ========      =======
Ratio of Net Expenses to Average Net Assets.....................   1.10%     1.10%       1.10% (d)
                                                                 =======  ========      =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....   0.79%     0.62%       0.05% (d)
                                                                 =======  ========      =======
Portfolio Turnover Rate.........................................  58.09%    27.28%       18.45%
                                                                 =======  ========      =======

(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                          For the Year Ended December 31,
Franklin Templeton International Equity                          ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.02  $   1.26  $   1.63  $   1.78  $   1.68
  Income from Investment Operations:
    Net Investment Income.......................................     0.03      0.02      0.02      0.02      0.03
    Net Realized and Unrealized Gains (Losses) on Investments...     0.38     (0.24)    (0.23)    (0.04)     0.33
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.41     (0.22)    (0.21)    (0.02)     0.36
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.02)    (0.02)    (0.03)    (0.04)    (0.05)
    Distributions from Realized Gains on Investments............       --        --     (0.13)    (0.09)    (0.21)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.02)    (0.16)    (0.13)    (0.26)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.41  $   1.02  $   1.26  $   1.63  $   1.78
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................   40.46%   (17.40%)  (14.00%)   (0.79%)   22.88%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $795,707  $563,102  $716,413  $809,617  $772,170
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.74%     0.74%     0.74%     0.73%     0.74%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    2.33%     1.72%     1.99%     1.77%     2.62%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   24.87%    30.94%    34.52%    26.95%    38.37%
                                                                 ========  ========  ========  ========  ========

                                                                 For the Period
                                                                 May 1, 2003(c)
                                                                    through
AllianceBernstein Mid Cap Value Portfolio                         December 31,
(For a share outstanding throughout the period)                       2003
-----------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................    $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       0.01
    Net Realized and Unrealized Gains (Losses) on Investments...       0.32
                                                                    -------
     Total from Investment Operations...........................       0.33
                                                                    -------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.00)(f)
    Distributions from Realized Gains on Investments............      (0.01)
                                                                    -------
     Total Distributions........................................      (0.01)
                                                                    -------
Net Asset Value, End of Period..................................    $  1.32
                                                                    =======
Total Return(e).................................................     33.16%
                                                                    =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................    $44,091
                                                                    =======
Ratio of Expenses to Average Net Assets.........................     0.94% (d)
                                                                    =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....     0.70% (d)
                                                                    =======
Portfolio Turnover Rate.........................................      9.68%
                                                                    =======

(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                                                          For the Period
                                                                                                         April 30, 1999(a)
                                                                     For the Year Ended December 31,          through
Index 400 Stock Portfolio                                        --------------------------------------    December 31,
(For a share outstanding throughout the period)                    2003      2002      2001      2000          1999
---------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.95  $   1.12  $   1.14  $   1.11       $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01        --      0.02          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.33     (0.17)    (0.01)     0.16          0.12
                                                                 --------  --------  --------  --------       -------
     Total from Investment Operations...........................     0.34     (0.16)    (0.01)     0.18          0.13
                                                                 --------  --------  --------  --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)       --     (0.02)        (0.01)
    Distributions from Realized Gains on Investments............       --        --     (0.01)    (0.13)        (0.01)
                                                                 --------  --------  --------  --------       -------
     Total Distributions........................................    (0.01)    (0.01)    (0.01)    (0.15)        (0.02)
                                                                 --------  --------  --------  --------       -------
Net Asset Value, End of Period.................................. $   1.28  $   0.95  $   1.12  $   1.14       $  1.11
                                                                 ========  ========  ========  ========       =======
Total Return(e).................................................   35.01%   (14.54%)   (0.65%)   17.21%        12.83%
                                                                 ========  ========  ========  ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $342,500  $225,410  $210,734  $137,616       $59,644
                                                                 ========  ========  ========  ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.27%     0.28%     0.31%     0.32%        0.46% (d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.27%     0.28%     0.31%     0.32%        0.35% (d)
                                                                 ========  ========  ========  ========       =======
Ratio of Net Investment Income to Average Net Assets............    0.92%     0.86%     1.06%     1.71%        1.69% (d)
                                                                 ========  ========  ========  ========       =======
Portfolio Turnover Rate.........................................    9.74%    15.60%    19.06%    54.60%        26.51%
                                                                 ========  ========  ========  ========       =======

                                                                 For the Period
                                                                 May 1, 2003(c)
                                                                    through
Janus Capital Appreciation Portfolio                              December 31,
(For a share outstanding throughout the period)                       2003
-----------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................    $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss)................................         --
    Net Realized and Unrealized Gains (Losses) on Investments...       0.20
                                                                    -------
     Total from Investment Operations...........................       0.20
                                                                    -------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.00)(f)
    Distributions from Realized Gains on Investments............      (0.00)(f)
                                                                    -------
     Total Distributions........................................      (0.00)
                                                                    -------
Net Asset Value, End of Period..................................    $  1.20
                                                                    =======
Total Return(e).................................................     19.90%
                                                                    =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................    $36,730
                                                                    =======
Ratio of Expenses to Average Net Assets.........................     0.90% (d)
                                                                    =======
Ratio of Net Investment Income to Average Net Assets............     0.07% (d)
                                                                    =======
Portfolio Turnover Rate.........................................     33.68%
                                                                    =======

(a)Portfolio commenced operations on April 30, 1999.
(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                          For the Year Ended December 31,
Growth Stock Portfolio                                           ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.59  $   2.03  $   2.47  $   2.66  $   2.25
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01      0.02      0.03      0.03
    Net Realized and Unrealized Gains (Losses) on Investments...     0.28     (0.43)    (0.36)    (0.09)     0.47
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.29     (0.42)    (0.34)    (0.06)     0.50
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.02)    (0.02)    (0.02)    (0.03)
    Distributions from Realized Gains on Investments............       --        --     (0.08)    (0.11)    (0.06)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.02)    (0.10)    (0.13)    (0.09)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.87  $   1.59  $   2.03  $   2.47  $   2.66
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................   18.94%   (20.83%)  (14.22%)   (2.49%)   22.50%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $665,871  $551,421  $696,578  $770,816  $676,134
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.43%     0.43%     0.43%     0.43%     0.43%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    0.77%     0.76%     1.01%     1.12%     1.22%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   40.89%    28.06%    27.98%    28.01%    27.26%
                                                                 ========  ========  ========  ========  ========

                                                                          For the Year Ended December 31,
Large Cap Core Stock Portfolio                                   ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.87  $   1.22  $   1.37  $   1.56  $   1.62
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01      0.01      0.01      0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.20     (0.35)    (0.11)    (0.11)     0.12
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.21     (0.34)    (0.10)    (0.10)     0.13
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)    (0.01)       --
    Distributions from Realized Gains on Investments............       --        --     (0.04)    (0.08)    (0.19)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.01)    (0.05)    (0.09)    (0.19)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.07  $   0.87  $   1.22  $   1.37  $   1.56
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................   24.05%   (28.20%)   (7.77%)   (6.97%)    7.47%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $447,554  $365,944  $548,672  $579,981  $661,552
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.46%     0.58%     0.58%     0.57%     0.57%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    1.07%     0.85%     0.75%     0.68%     0.80%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   58.90%    29.20%    44.37%    47.67%   106.93%
                                                                 ========  ========  ========  ========  ========

(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                     For the Period
                                                                                        July 31,
                                                                 For the Year Ended     2001(b)
                                                                    December 31,        through
Capital Guardian Domestic Equity Portfolio                       ------------------   December 31,
(For a share outstanding throughout the period)                    2003      2002         2001
-------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.76  $   0.97     $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.01          --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.24     (0.21)      (0.03)
                                                                 --------  --------     -------
     Total from Investment Operations...........................     0.25     (0.20)      (0.03)
                                                                 --------  --------     -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)         --
    Distributions from Realized Gains on Investments............       --        --          --
                                                                 --------  --------     -------
     Total Distributions........................................    (0.01)    (0.01)         --
                                                                 --------  --------     -------
Net Asset Value, End of Period.................................. $   1.00  $   0.76     $  0.97
                                                                 ========  ========     =======
Total Return(e).................................................   34.41%   (21.24%)     (2.19%)
                                                                 ========  ========     =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $136,099  $ 74,274     $40,722
                                                                 ========  ========     =======
Ratio of Gross Expenses to Average Net Assets...................    0.67%     0.70%       0.90%(d)
                                                                 ========  ========     =======
Ratio of Net Expenses to Average Net Assets.....................    0.67%     0.70%       0.75%(d)
                                                                 ========  ========     =======
Ratio of Net Investment Income to Average Net Assets............    1.84%     1.54%       1.32%(d)
                                                                 ========  ========     =======
Portfolio Turnover Rate.........................................   29.20%    22.42%       18.98
                                                                 ========  ========     =======

                                                                 For the Period
                                                                 May 1, 2003(c)
                                                                    through
T. Rowe Price Equity Income Portfolio                             December 31,
(For a share outstanding throughout the period)                       2003
-----------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................    $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................       0.01
    Net Realized and Unrealized Gains (Losses) on Investments...       0.23
                                                                    -------
     Total from Investment Operations...........................       0.24
                                                                    -------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.01)
    Distributions from Realized Gains on Investments............      (0.01)
                                                                    -------
     Total Distributions........................................      (0.02)
                                                                    -------
Net Asset Value, End of Period..................................    $  1.22
                                                                    =======
Total Return(e).................................................     23.64%
                                                                    =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................    $47,664
                                                                    =======
Ratio of Gross Expenses to Average Net Assets...................      0.77%(d)
                                                                    =======
Ratio of Net Expenses to Average Net Assets.....................      0.75%(d)
                                                                    =======
Ratio of Net Investment Income to Average Net Assets............      1.88%(d)
                                                                    =======
Portfolio Turnover Rate.........................................     27.27%
                                                                    =======

(b)Portfolio commenced operations July 31, 2001.
(c)Portfolio commenced operations on May 1, 2003.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                               For the Year Ended December 31,
Index 500 Stock Portfolio                                        ----------------------------------------------------------
(For a share outstanding throughout the period)                     2003        2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.17  $     2.87  $     3.41  $     3.89  $     3.29
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.04        0.03        0.03        0.04        0.04
    Net Realized and Unrealized Gains (Losses) on Investments...       0.56       (0.64)      (0.43)      (0.37)       0.64
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.60       (0.61)      (0.40)      (0.33)       0.68
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.04)      (0.03)      (0.04)      (0.04)      (0.03)
    Distributions from Realized Gains on Investments............      (0.01)      (0.06)      (0.10)      (0.11)      (0.05)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.05)      (0.09)      (0.14)      (0.15)      (0.08)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.72  $     2.17  $     2.87  $     3.41  $     3.89
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(e).................................................     28.43%     (22.07%)    (11.88%)     (8.75%)     20.91%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,756,120  $1,362,881  $1,821,875  $2,072,937  $2,271,956
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.20%       0.21%       0.21%       0.20%       0.20%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      1.59%       1.40%       1.13%       1.08%       1.16%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................      2.44%       6.55%       2.92%       6.47%       5.65%
                                                                 ==========  ==========  ==========  ==========  ==========

                                                                                      For the Period
                                                                 For the Year Ended  July 31, 2001(b)
                                                                    December 31,         through
Asset Allocation Portfolio                                       ------------------    December 31,
(For a share outstanding throughout the period)                    2003      2002          2001
-------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.86  $   0.97      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.02      0.01         0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.16     (0.11)       (0.03)
                                                                 --------  --------      -------
     Total from Investment Operations...........................     0.18     (0.10)       (0.02)
                                                                 --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.02)    (0.01)       (0.01)
    Distributions from Realized Gains on Investments............       --        --           --
                                                                 --------  --------      -------
     Total Distributions........................................    (0.02)    (0.01)       (0.01)
                                                                 --------  --------      -------
Net Asset Value, End of Period.................................. $   1.02  $   0.86      $  0.97
                                                                 ========  ========      =======
Total Return(e).................................................   20.63%   (10.26%)      (2.10%)
                                                                 ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $130,478  $ 87,260      $40,116
                                                                 ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.73%     0.87%       0.92% (d)
                                                                 ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.73%     0.75%       0.75% (d)
                                                                 ========  ========      =======
Ratio of Net Investment Income to Average Net Assets............    1.83%     2.18%       2.19% (d)
                                                                 ========  ========      =======
Portfolio Turnover Rate.........................................  103.77%   112.73%       55.88%
                                                                 ========  ========      =======

(b)Portfolio commenced operations July 31, 2001.
(d)Computed on an annualized basis.
(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                               For the Year Ended December 31,
Balanced Portfolio                                               ----------------------------------------------------------
(For a share outstanding throughout the period)                     2003        2002        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     1.62  $     1.82  $     2.03  $     2.22  $     2.22
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.05        0.06        0.08        0.08        0.07
    Net Realized and Unrealized Gains (Losses) on Investments...       0.24       (0.20)      (0.13)      (0.09)       0.17
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.29       (0.14)      (0.05)      (0.01)       0.24
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.06)      (0.06)      (0.08)      (0.07)      (0.07)
    Distributions from Realized Gains on Investments............         --          --       (0.08)      (0.11)      (0.17)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.06)      (0.06)      (0.16)      (0.18)      (0.24)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     1.85  $     1.62  $     1.82  $     2.03  $     2.22
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(e).................................................     17.99%      (7.54%)     (3.15%)     (0.17%)     11.18%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $2,891,488  $2,561,529  $3,011,137  $3,253,199  $3,557,900
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      2.74%       3.08%       3.75%       3.47%       3.36%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................     69.56%      53.12%      50.37%      24.36%      27.16%
                                                                 ==========  ==========  ==========  ==========  ==========


                                                                           For the Year Ended December 31,
High Yield Bond Portfolio                                        ---------------------------------------------------
(For a share outstanding throughout the period)                      2003       2002      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.56     $   0.65  $   0.69  $   0.82  $   0.94
  Income from Investment Operations:
    Net Investment Income.......................................     0.05         0.07      0.08      0.09      0.11
    Net Realized and Unrealized Gains (Losses) on Investments...     0.12        (0.09)    (0.04)    (0.13)    (0.12)
                                                                 --------     --------  --------  --------  --------
     Total from Investment Operations...........................     0.17        (0.02)     0.04     (0.04)    (0.01)
                                                                 --------     --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.00)(f)    (0.07)    (0.08)    (0.09)    (0.11)
    Distributions from Realized Gains on Investments............       --           --        --        --        --
                                                                 --------     --------  --------  --------  --------
     Total Distributions........................................    (0.00)       (0.07)    (0.08)    (0.09)    (0.11)
                                                                 --------     --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   0.73     $   0.56  $   0.65  $   0.69  $   0.82
                                                                 ========     ========  ========  ========  ========
Total Return(e).................................................   29.06%       (2.89%)    5.03%    (4.60%)   (0.44%)
                                                                 ========     ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $199,371     $137,553  $147,670  $138,207  $161,424
                                                                 ========     ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.52%        0.54%     0.53%     0.53%     0.50%
                                                                 ========     ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets.....................    0.52%        0.54%     0.53%     0.52%     0.50%
                                                                 ========     ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    8.66%       10.37%    10.48%    10.90%    11.15%
                                                                 ========     ========  ========  ========  ========
Portfolio Turnover Rate.........................................  182.10%       89.20%    96.41%   124.91%   139.87%
                                                                 ========     ========  ========  ========  ========

(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(f)Amount is less than $0.005.

    The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

                                                                          For the Year Ended December 31,
Select Bond Portfolio                                            ------------------------------------------------
(For a share outstanding throughout the period)                    2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.27  $   1.20  $   1.16  $   1.13  $   1.25
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.05      0.06      0.08      0.08
    Net Realized and Unrealized Gains (Losses) on Investments...     0.02      0.09      0.05      0.03     (0.09)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.07      0.14      0.11      0.11     (0.01)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.05)    (0.06)    (0.07)    (0.08)    (0.08)
    Distributions from Realized Gains on Investments............    (0.03)    (0.01)       --        --     (0.03)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.08)    (0.07)    (0.07)    (0.08)    (0.11)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.26  $   1.27  $   1.20  $   1.16  $   1.13
                                                                 ========  ========  ========  ========  ========
Total Return(e).................................................    5.49%    12.09%    10.37%    10.21%    (1.00%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $621,325  $584,018  $405,406  $291,678  $286,493
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.30%     0.30%     0.30%     0.30%     0.30%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    4.03%     5.01%     6.15%     6.84%     6.56%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................  137.05%   184.37%   151.27%   139.89%    76.65%
                                                                 ========  ========  ========  ========  ========

                                                              For the Year Ended December 31,
Money Market Portfolio                               ------------------------------------------------
(For a share outstanding throughout the period)        2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................ $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
  Income from Investment Operations:
    Net Investment Income...........................     0.01      0.02      0.04      0.06      0.05
                                                     --------  --------  --------  --------  --------
     Total from Investment Operations...............     0.01      0.02      0.04      0.06      0.05
                                                     --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income........    (0.01)    (0.02)    (0.04)    (0.06)    (0.05)
                                                     --------  --------  --------  --------  --------
     Total Distributions............................    (0.01)    (0.02)    (0.04)    (0.06)    (0.05)
                                                     --------  --------  --------  --------  --------
Net Asset Value, End of Period...................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                     ========  ========  ========  ========  ========
Total Return(e).....................................    1.23%     1.65%     3.91%     6.28%     5.10%
                                                     ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............ $399,873  $501,313  $458,689  $384,455  $404,284
                                                     ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets.......    0.30%     0.30%     0.30%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets.........    0.00%     0.27%     0.30%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets    1.23%     1.63%     3.76%     6.08%     4.99%
                                                     ========  ========  ========  ========  ========

(e)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                           Financial Highlights

 Notes to Financial Statements


Northwestern Mutual Series Fund, Inc.
December 31, 2003


Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

On May 1, 2003, three new portfolios commenced operations in the Series Fund:
AllianceBernstein Mid Cap Value Portfolio, Janus Capital Appreciation Portfolio and T. Rowe Price Equity Income Portfolio. These three new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock, with a par value equaling $0.01 per share. On May 1, 2003, Northwestern Mutual purchased 25,010,000 shares of each of the new portfolios at $1.00 per share.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. ("NASDAQ") for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day's price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the latest bid price. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 -- Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Notes to Financial Statements

 Notes to Financial Statements



Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2003, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                         Value of       Value of
                                    Securities on Loan Collateral
                                    ------------------ -----------
              Balanced Portfolio...    $42,046,363     $43,060,250
              Select Bond Portfolio     60,856,327      62,352,625

As of December 31, 2003, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.



Note 7 -- The Asset Allocation, Balanced, and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of December 31, 2003, the following mortgage dollar rolls were outstanding:

                                                       Obligation
              Portfolio           Cost        Value    Liability
              ---------        ----------- ----------- -----------
              Asset Allocation $ 1,691,214 $ 1,694,898 $ 1,695,898
              Balanced........  81,234,945  81,422,288  81,463,684
              Select Bond.....  50,640,438  50,754,371  50,781,998

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio's Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of 1/1/2034. The weighted average interest rate was 4.55% for the Asset Allocation Portfolio, 4.67% for the Balanced Portfolio, and 4.61% for the Select Bond Portfolio.

                                                  Notes to Financial Statements

 Notes to Financial Statements



Note 8 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2003, transactions in securities other than money market investments were:

                                                     U.S.      Total    U.S. Govt.
                                          Total      Govt.    Security   Security
                                        Security   Security    Sales/     Sales/
Portfolio                               Purchases  Purchases Maturities Maturities
---------                               ---------- --------- ---------- ----------
                                                  (Amounts in thousands)
Small Cap Growth Stock................. $  248,553 $     --  $  227,179  $     --
T. Rowe Price Small Cap Value..........     62,633       --      29,190        --
Aggressive Growth Stock................    645,596       --     614,945        --
International Growth...................     37,865       --      26,391        --
Franklin Templeton International Equity    150,512       --     156,392        --
AllianceBernstein Mid Cap Value........     34,381       --       2,809        --
Index 400 Stock........................     58,492       --      24,554        --
Janus Capital Appreciation.............     38,726       --       8,430        --
Growth Stock...........................    245,169       --     229,733        --
Large Cap Core Stock...................    225,433       --     224,110        --
Capital Guardian Domestic Equity.......     55,965       --      27,105        --
T. Rowe Price Equity Income............     48,974       --       8,728        --
Index 500 Stock........................     63,750       --      35,859        --
Asset Allocation.......................    128,274   42,393      99,789    37,791
Balanced...............................  1,594,143  708,527   1,604,125   692,911
High Yield Bond........................    309,690       --     285,053        --
Select Bond............................    895,131  353,238     811,805   305,204

Note 9 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

                      Portfolio                       Fee
                      ---------                       ----
                      T. Rowe Price Small Cap Value.. .85%
                      AllianceBernstein Mid Cap Value .85%
                      Index 400 Stock................ .25%
                      Index 500 Stock................ .20%
                      Balanced....................... .30%
                      Select Bond.................... .30%
                      Money Market................... .30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                                  First   Next
                                                   $50     $50
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Small Cap Growth Stock.................  .80%    .65%    .50%
         Aggressive Growth Stock................  .80%    .65%    .50%
         Franklin Templeton International Equity  .85%    .65%    .65%
         Growth Stock...........................  .60%    .50%    .40%
         Large Cap Core Stock...................  .60%    .50%    .40%
         High Yield Bond........................  .60%    .50%    .40%

                                              First   Next
                                              $100    $150
            Portfolio                        Million Million Excess
            ---------                        ------- ------- ------
            International Growth............  .75%    .65%    .55%
            Capital Guardian Domestic Equity  .65%    .55%    .50%
            Asset Allocation................  .60%    .50%    .40%

                                                First
                                                $500
                   Portfolio                   Million Excess
                   ---------                   ------- ------
                   T. Rowe Price Equity Income   65%    60%

                                           First   Next
                                           $100    $400
               Portfolio                  Million Million Excess
               ---------                  ------- ------- ------
               Janus Capital Appreciation  .80%    .75%    .70%

The Series Fund's advisor, Mason Street Advisors, LLC, has contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

            Portfolio                                 Expiration
            ---------                              -----------------
            T. Rowe Price Small Cap Value... 1.00% December 31, 2006
            International Growth............ 1.10% December 31, 2006
            AllianceBernstein Mid Cap Value. 1.00% December 31, 2008
            Janus Capital Appreciation...... 0.90% December 31, 2008
            Capital Guardian Domestic Equity 0.75% December 31, 2006
            T. Rowe Price Equity Income..... 0.75% December 31, 2008
            Asset Allocation................ 0.75% December 31, 2006

MSA has voluntarily waived its management fee since December 2, 2002 for the Money Market Portfolio.

Notes to Financial Statements

 Notes to Financial Statements



These amounts are paid to Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund. Other costs for each Portfolio are paid either by the Portfolios or Mason Street Advisors depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2003, the amounts paid through expense offset arrangements were as follows:

                    Portfolio                        Amount
                    ---------                        ------
                    Small Cap Growth Stock.......... $1,711
                    T. Rowe Price Small Cap Value...    237
                    Aggressive Growth Stock.........  3,322
                    AllianceBernstein Mid Cap Value.    401
                    Index 400 Stock.................    700
                    Janus Capital Appreciation......  2,607
                    Growth Stock....................    941
                    Large Cap Core Stock............    725
                    Capital Guardian Domestic Equity    715
                    T. Rowe Price Equity Income.....    562
                    Index 500 Stock.................  1,136
                    Asset Allocation................    980
                    High Yield Bond.................    270

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Templeton Investment Counsel, LLC. ("Templeton Counsel"), Alliance Capital Management L.P., ("Alliance Capital Management"), Janus Capital Management, LLC ("Janus Capital") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. Mason Street Advisors pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio's average daily net assets. Mason Street Advisors pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Mason Street Advisors pays Alliance Capital Management .72% on the first $100 million of the Portfolio's assets, .54% on the next $400 million, and .50% in excess of $500 million, with a minimum amount of $16,000. Mason Street Advisors pays Janus Capital .55% on the first $100 million of the Portfolio's assets, ..50% on the next $400 million, and .45% on assets in excess of $500 million. Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million. For the T. Rowe Price Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price .40% of the Portfolio's assets, reduced to ..35% on assets in excess of $500 million.

The Small Cap Growth Stock, T. Rowe Small Cap Value, Aggressive Growth Stock, AllianceBernstein Mid Cap Value and Large Cap Core Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $10,876, $1,215, $83,927, $67,525 and $177,888, respectively, for the year ended December 31, 2003.

Note 10 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

                                                  Notes to Financial Statements

 Notes to Financial Statements


114

Notes to Financial Statements


Certain losses incurred by the Portfolios after October 31/st/ are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post-October losses and capital loss carryovers as of December 31, 2003 is provided below:


                                          Post-October
                                             Losses        Capital Loss Carryovers
                                        ---------------- ----------------------------
                                                Foreign                      Utilized
Portfolio                               Capital Currency  Amount  Expiration in 2003
---------                               ------- -------- -------- ---------- --------
                                                   (Amounts in Thousands)
Small Cap Growth Stock.................  $ --     $ --   $ 25,729 2009-2010  $15,995
T. Rowe Price Small Cap Value..........    --       --         --        --       98
Aggressive Growth Stock................    --       --    203,512 2010-2011       --
International Growth...................    --       --      5,314 2009-2011       --
Franklin Templeton International Equity    --      124    120,208 2009-2011       --
AllianceBernstein Mid Cap Value........    --       --         --        --       --
Index 400 Stock........................    11       --         --        --    2,153
Janus Capital Appreciation.............   103       --         --        --       --
Growth Stock...........................    --       --     95,156 2009-2010   20,473
Large Cap Core Stock...................    --       --    165,024 2009-2011       --
Capital Guardian Domestic Equity.......    --       --      3,619 2009-2011       --
T. Rowe Price Equity Income............    --       --         --        --       --
Index 500 Stock........................    --       --         --        --       --
Asset Allocation.......................    --       --        556   2010       3,840
Balanced...............................    --       --         --        --   50,014
High Yield Bond........................    --       --     76,427 2006-2010      737
Select Bond............................    --       --         --        --       --
Money Market...........................    --       --         --        --       --


Note 11 -- Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund.

Note 12 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements amounted to $1,469,313 and $1,045,186 for the Franklin Templeton International Equity Portfolio and $68,922 and $41,412 for the International Growth Portfolio for the years ended December 31, 2003 and December 31, 2002, respectively.

 Notes to Financial Statements


                                                  Notes to Financial Statements

                                                                            115



Note 13 -- Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                        2003 Distributions Paid From: 2002 Distributions Paid From:
                                        ----------------------------- -----------------------------
                                        Ordinary      Long-term       Ordinary      Long-term
Portfolio                                Income      Capital Gain      Income      Capital Gain
---------                               --------     ------------     --------     ------------
                                                  (Amounts in Thousands)
Small Cap Growth Stock................. $    --         $   --        $    432       $    --
T. Rowe Price Small Cap Value..........      --             --             337            13
Aggressive Growth Stock................      --             --           1,101        24,420
International Growth...................     420             --             186            --
Franklin Templeton International Equity  11,039             --          13,714            --
AllianceBernstein Mid Cap Value........     541             --              --            --
Index 400 Stock........................   1,934             --           1,830            --
Janus Capital Appreciation.............      91             --              --            --
Growth Stock...........................   4,774             --           7,118            --
Large Cap Core Stock...................   3,770             --           4,121            --
Capital Guardian Domestic Equity.......   1,804             --             882            --
T. Rowe Price Equity Income............     651             --              --            --
Index 500 Stock........................  21,914          8,037          21,302        35,471
Asset Allocation.......................   2,122             --           1,415            --
Balanced...............................  85,974             --         106,128            --
High Yield Bond........................     362             --          14,697            --
Select Bond............................  38,274             --          24,835            --
Money Market...........................   5,836             --           7,657            --


As of December 31, 2003, the tax basis amounts were as follows:

                                        Undistributed Undistributed               Unrealized
                                          Ordinary      Long-term   Accumulated  Appreciation
Portfolio                                  Income         Gains       Losses    (Depreciation)*
---------                               ------------- ------------- ----------- ---------------
                                                        (Amounts in Thousands)
Small Cap Growth Stock.................    $    --       $    --     $ (25,729)    $ 51,669
T. Rowe Price Small Cap Value..........        910         1,328            --       20,392
Aggressive Growth Stock................         --            --      (203,512)     185,769
International Growth...................          3            --        (5,314)      15,325
Franklin Templeton International Equity     14,574            --      (120,332)     139,302
AllianceBernstein Mid Cap Value........         81             4            --        9,022
Index 400 Stock........................      2,523         1,898           (11)      42,133
Janus Capital Appreciation.............         --            --          (103)       5,630
Growth Stock...........................      4,542            --       (95,156)      79,099
Large Cap Core Stock...................      4,200            --      (165,024)      36,867
Capital Guardian Domestic Equity.......         19            --        (3,619)      18,114
T. Rowe Price Equity Income............        196            --            --        6,651
Index 500 Stock........................     27,070        15,711            --      365,026
Asset Allocation.......................         --            --          (556)      11,996
Balanced...............................     79,236        98,120            --      564,143
High Yield Bond........................     14,552            --       (76,427)      10,104
Select Bond............................     38,966         4,298            --       (2,615)
Money Market...........................         --            --            --           --

* Differs from disclosures on Schedules of Investments due primarily to other temporary differences between book and tax.

Note 14 -- Effective January 31st, 2003 the J.P. Morgan Select Growth and Income Stock Portfolio experienced name and manager changes. The Large Cap Core Stock Portfolio, formerly known as the J.P. Morgan Select Growth and Income Stock Portfolio, is managed by Mason Street Advisors, LLC.

 Director and Officer Information (Unaudited)


Northwestern Mutual Series Fund, Inc.


The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below. Effective May 1, 2003, each director shall serve for a twelve-year term commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Louis A. Holland (62)     Director     Since 2003  29                   Packaging Corporation of
Suite 700                                                               America;
1 North Wacker Drive                                                    Lou Holland Growth Fund
Chicago, IL 60606

Principal Occupation During Past 5 Years: Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.; Portfolio Manager, Lou Holland Growth Fund
----------------------------------------------------------------------------------------------------
Elizabeth L. Majers (45)  Director     Since 2003  29                   None
370 Shadowood Lane
Northfield, IL 60093

Principal Occupation During Past 5 Years: Partner, McDermott, Will & Emery (international law firm)
----------------------------------------------------------------------------------------------------
William A. McIntosh (64)  Director     Since 1997  29                   MGIC Investment Corporation;
525 Sheridan Road                                                       Comdisco Holding Company,
Kenilworth, IL 60043                                                    Inc.

Principal Occupation During Past 5 Years: Financial consulting since 1998; Adjunct Faculty Member,
Howard University
----------------------------------------------------------------------------------------------------
Michael G. Smith (59)     Director     Since 2003  29                   Trustee of Ivy Fund
221 North Adams
Hinsdale, IL 60521

Principal Occupation During Past 5 Years: Private investor; retired since 1999. From 1987 to 1999,
Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co.,
Inc.
----------------------------------------------------------------------------------------------------
Martin F. Stein (66)      Director     Since 1995  29                   Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211

Principal Occupation During Past 5 Years: Former Chairman of Eyecare One, Inc., which includes
Stein Optical and Eye Q optical centers
(retail sales of eyewear)
----------------------------------------------------------------------------------------------------

Other Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Stephen N. Graff (69)     Director     Since 1995  29                   Trustee of Northwestern
805 Lone Tree Road                                                      Mutual
Elm Grove, WI 53122

Principal Occupation During Past 5 Years: Retired Partner, Arthur Andersen LLP (public accountants)
----------------------------------------------------------------------------------------------------
Edward J. Zore (58)       Chairman     Since 2000  29                   Manpower, Inc.;
720 East Wisconsin Avenue and Director                                  Trustee of Northwestern
Milwaukee, WI 53202                                                     Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern
Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice President
----------------------------------------------------------------------------------------------------

Officers
Mark G. Doll........................................................... President
Walter M. Givler....................................................... Chief Financial Officer
Merrill C. Lundberg.................................................... Secretary
Barbara E. Courtney.................................................... Controller

Director and Officer Information

Item 2.   Code of Ethics

          As of the end of the period covered by this report the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.   Audit Committee Financial Expert

          The Registrant's board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are William A. McIntosh, Louis A. Holland and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.   Principal Accountant Fees and Services

          (a)     Audit Fees

          Audit Fees and Expenses of Registrant              2002        2003
                                                             ----        ----
                                                          $ 240,000    $ 282,000

          (b)     Audit Related Fees

          Audit-Related Fees and Expenses of                 2002        2003
               Registrant                                    ----        ----
          Consulting regarding fair market valuation      $   2,000    $       0


          (c)     Tax Fees                                   2002        2003
                                                             ----        ----
                                                          $  29,100    $  40,261

          Review of dividend declarations
          Review of excise tax calculations
          Non-U.S. tax compliance

          (d)     All Other Fees                             2002        2003
                                                             ----        ----
                                                          $       0    $       0

          (e)(1) It is the audit committee's policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant's auditor by
                  (1) the Registrant's investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant.

               (2) Not applicable.

          (f)     Not applicable.

          (g)     Aggregate non-audit fees of Registrant     2002        2003
                    and related service providers            ----        ----
                                                          $ 234,940    $ 127,300

          (h) The Registrant's audit committee has considered whether the auditor's provision of non-audit services to the Registrant's related service providers is compatible with the auditor's independence.

Item 5.   Audit Committee of Listed Registrants

          Not applicable.

Item 6.   (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

          Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

          Not applicable.

Item 9.   Submission of Matters to a Vote of Security Holders

          Not applicable.

Item 10.  Disclosure Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

          (b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.  Exhibits

          (a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.11(a)(1).

          (a)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.11(a)(2).

          (b) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX-99.11(b). The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.


By:   /s/ Mark G. Doll
      --------------------------------
      Mark G. Doll, President

Date: February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ Mark G. Doll
      --------------------------------
      Mark G. Doll, President

Date: February 25, 2004


By:   /s/ Walter M. Givler
      --------------------------------
      Walter M. Givler, Vice-President,
      Chief Financial Officer and
      Treasurer

Date: February 25, 2004